July 10, 2007

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:     AMERCO Definitive Proxy Statement

Ladies and Gentlemen:

Pursuant to Rule 14a-6(b), promulgated pursuant to the Securities Exchange Act of 1934, as amended, I have attached for filing, on behalf of AMERCO, a Nevada corporation (the “Company”), the definitive Proxy Statement relating to the Company’s 2007 Annual Meeting of Stockholders to be held on August 20, 2007. The Company intends to provide the Notice of the Internet Availability of the Company’s Proxy Materials to stockholders on or after July 10, 2007.

If you have any questions, please contact me at (602) 263-6788.

Sincerely,

AMERCO

/s/ Jennifer M. Settles

Jennifer M. Settles
Secretary

Enclosure

UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AMERCO
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:
☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1.	Amount previously paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

INVITATION TO THE 2007 ANNUAL MEETING OF STOCKHOLDERS OF AMERCO

DATE: Thursday, August 20, 2007

TIME: 8 a.m. WDT/11 a.m. EDT

Please register to participate
in the webcast at
amerco.com

Dear Stockholders:                                                    July 10, 2007

We are excited to be one of the first companies to take advantage of the new Securities and Exchange Commission rules allowing issuers to furnish proxy materials over the Internet. We believe that this new process will allow more stockholder’s to attend the meeting. We also expect to lower the costs of the meeting and reduce its environmental impact. Should you need a paper copy of the proxy materials, just print what you need.

During the meeting, three matters will be presented for your consideration and approval:

1.	Election of three Directors;
2.	A stockholder proposal;
3.	Appointment of BDO Seidman, LLP as the Company’s independent auditors for our fiscal year ending March 31, 2008.

We encourage you to read the proxy statement for more information.

In addition to these formal items of business, we will review other business developments and share our plans for the Company’s future. You will have the opportunity to ask questions of and communicate with members of our management team. Members of the AMERCO Board of Directors will also be participating.

I encourage stockholders to attend the Annual Meeting via the webcast so as to promote the Company’s sustainability initiatives. I encourage you to vote. Internet voting must be completed before midnight prior to the meeting. So, you can attend the Annual Meeting via the webcast but you should cast your vote prior to the midnight deadline.

Prior to the meeting, I encourage you to visit the AMERCO Stockholder Forum at amerco.com. This Forum has been created for AMERCO Stockholders to post and exchange thoughts regarding this proxy solicitation.

This is an exciting way for more stockholders to communicate directly.

Sincerely yours,

PROXY STATEMENT

2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, AUGUST 20, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of AMERCO, a Nevada corporation (the “Company”), with respect to the election of directors and the ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors, for the 2007 Annual Meeting of Stockholders of AMERCO and at any adjournment or adjournments thereof (the “Annual Meeting”).

Why am I being provided with these materials?
Record owners of AMERCO common stock as of the close of business on June 22, 2007 are entitled to vote at the Annual Meeting, which will be held on August 20, 2007. As a stockholder, you are requested to vote on the items of business described in this proxy statement. This proxy statement describes the items presented for stockholder action at our Annual Meeting and includes information required to be disclosed to stockholders. The accompanying proxy card enables stockholders to vote on the matters without having to attend the Annual Meeting in person.

Why have I received a Notice of Internet Availability of Proxy Materials?
In accordance with electronic delivery rules recently adopted, we are permitted to furnish proxy materials to our stockholders on the Internet, in lieu of mailing a printed copy of our proxy materials to each stockholder of record. You will not receive a printed copy of our proxy materials, unless you request a printed copy. The Notice instructs you as to how you may access and review on the Internet all of the important information contained in the proxy materials. The Notice also instructs you as to how you may vote your proxy. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you must follow the instructions for requesting such materials included in the Notice. Alternatively, you may download or print these materials, or any portion thereof, from your own computer equipment. The proxy statement, including all Exhibits hereto, consists of approximately 260 pages.

Who can vote at the Annual Meeting?
You may vote if you were the record owner of AMERCO common stock as of the close of business on June 22, 2007. As of June 22, 2007, there were 20,059,314 shares of common stock outstanding and entitled to vote.

How do I attend the 2007 Annual Meeting of Stockholder of AMERCO?
The 2007 Annual Meeting of Stockholder of AMERCO will be webcast live over the Internet at 8:00 am (local time) on Monday, August 20, 2007, at http://www.amerco.com. The meeting will also be hosted at the U-Haul Technical Center, 11298 South Priest Drive, Tempe, Arizona 85284 at 8:00 am on August 20, 2007. We encourage stockholders to attend via the live webcast, so as to promote the Company’s sustainability goals with respect to the environment. All stockholders who attend the Annual Meeting in person will be required to present valid picture identification. If your shares are held in street name (for instance, if your shares are held through a brokerage firm, bank, dealer or other similar organization), you will need to bring evidence of your stock ownership, such as your most recent brokerage statement.

What am I voting on?
You are voting on:

Item 1:    The election of three directors;
Item 2:	The ratification of the appointment of BDO Seidman, LLP as the Company’s independent auditors for fiscal year 2008;
Item 3:
A stockholder proposal to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with SAC and ratify all SAC transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007 (this item 3 is referred to as the “Stockholder Proposal”).

As well as any other business that may properly come before the meeting.

How does the Board recommend that I vote my shares?
Unless you give other instructions on your proxy card, the person named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board recommendations are as follows:
Item 1:    The Board recommends a vote “FOR” the Board’s proposal to elect the three nominated Directors;
Item 2:	The Board recommends a vote “FOR” the Board’s proposal to ratify the appointment of BDO Seidman, LLP as the Company’s independent auditors for fiscal year 2008;
Item 3:    The Board makes no recommendation with respect to the Stockholder Proposal.

What types of votes are permitted on each Item?
Item 1:	For the election of directors, you may either vote "FOR" all the nominees to the Board of Directors, you may "WITHOLD" for all nominees, or you may "WITHOLD" your vote from any nominee you specify.
Item 2:	For the ratification of the selection of BDO Seidman LLP as the Company's independent auditors, you may vote "FOR", "AGAINST" or "ABSTAIN".
Item 3:    For the Stockholder Proposal, you may vote "FOR", "AGAINST" or "ABSTAIN".

If you vote "WITHOLD" (in the case of Item 1 above) or "ABSTAIN" (in the case of Items 2 or 3 above), your vote will not be counted towards the vote total for such Item.

How many votes must be present to hold the meeting?
Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for the meeting to proceed, holders of one-third of the outstanding shares of common stock as of June 22, 2007 must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What are broker non-votes?
Broker non-votes occur when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes, as well as "ABSTAIN" votes will each be counted towards the presence of a quorum but will not be counted towards the vote total for any item.

What if my AMERCO shares are not registered directly in my name but are held in street name?
If at the close of business on June 22, 2007 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account.

If I am a stockholder of record of AMERCO shares, how do I cast my vote?
If you are a stockholder of record, you may vote in person at the annual meeting; or if you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You may vote over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

•	To vote by proxy on the Internet, go to http://www.mobular.net/Mellon/uhal to complete an electronic proxy card.

•	To vote by proxy over the telephone, dial 1-866-540-5760 using a touch-tone phone and follow the recorded instructions.

•
To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail or if you printed the proxy card off the Internet), complete, sign and date your proxy card and return it promptly in the envelope provided or mail it to PO Box 3510, South Hackensack, NJ 07606-9210

If you vote by proxy over the Internet or telephone, your vote must be received by 11:59 p.m. Eastern Time on August 19, 2007 to be counted

How do I vote If I hold my stock through the AMERCO Employee Stock Ownership Plan (also known as the ESOP)?
If you hold your stock through the AMERCO Employee Stock Ownership Plan, you may vote in the same manner as stockholders of record, as described immediately above.

If I am a beneficial owner of AMERCO shares, how do I vote?
If you are a beneficial owner of shares held in street name and you received a printed copy of these proxy materials by mail, you should have received a proxy card and voting instructions with these proxy materials from the organization that is the record owner of your shares rather than from us. If you are a beneficial owner of shares held in street name and you received a Notice by mail, you should have received the Notice from the organization that is the record owner of your shares rather than from us. Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that proxy card or may vote by telephone or over the Internet as instructed by that organization in the proxy card. Beneficial owners that received a Notice by mail from the record owner should follow the instructions included in the Notice to view the proxy statement and transmit their voting instructions. For a beneficial owner to vote in person at the Annual Meeting, you must obtain a valid proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

How many votes are needed to approve each Item?
Item 1:	For the election of directors, the three nominees receiving the most "FOR" votes will be elected. If you do not specify how your shares are to be voted, your proxy will be voted "FOR" Item 1.
Item 2:
For the ratification of the selection of BDO Seidman LLP as the Company's independent auditors for fiscal year 2008, there must be a "FOR" vote from the majority of the shares present at the Annual Meeting or represented by proxy. If you do not specify how your shares are to be voted, your proxy will be voted "FOR" Item 2.

Item 3:
For the Stockholder Proposal, there must be a "FOR" vote from a majority of the shares present at the Annual Meeting or represented by proxy. If you do not specify how your shares are to be voted, your proxy will be voted "ABSTAIN" with respect to Item 3.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on June 22, 2007.

Who counts the votes?
We have hired Mellon Investor Services, our transfer agent, to count the votes. Employees of Mellon Investor Services will act as Inspector of Election.

Could other matters be decided at the annual meeting?
We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters are properly brought before the meeting, the person named in your proxy will vote in accordance with his best judgment.

What does it mean if I receive more than one Notice or proxy card?
If you received more than one Notice or proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions included in each Notice and proxy card to ensure that all of your shares are voted.

How do I know the results?
Preliminary voting results will be announced at the Annual Meeting. Final results will be published in the Company's quarterly report on Form 10-Q for the second quarter of fiscal 2008.

How can I access the AMERCO proxy statement and annual report electronically?
To access the AMERCO proxy statement and annual report electronically, please visit http://www.mobular.net/Mellon/uhal or the Company’s Investor Relations web site, http://www.amerco.com

Why is AMERCO encouraging webcast participation at the Annual Meeting and using the new electronic delivery rules with respect to the delivery of this proxy statement?
AMERCO and its subsidiaries are moving towards leadership in sustainability. Our endeavors including encouraging webcast participation at the Annual Meeting and electronic delivery of the Annual Meeting materials will help to build a better and cleaner world for our employees, customers, and society.

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of eight directors. The Company’s Restated Articles of Incorporation and Bylaws both provide for the division of the Board of Directors into four classes, designated as Class I, Class II, Class III, and Class IV. Subject to applicable law, each class consists, as nearly as may be possible, of one-fourth of the total number of directors constituting the entire Board of Directors. The term of each directorship is four years and the terms of the four classes are staggered in a manner so that in most cases only one class is elected by the stockholders annually.

At the Annual Meeting, two Class I directors will be elected to serve until the 2011 Annual Meeting of Stockholders and one Class IV director will be elected to fill the vacancy created by the resignation of William E. Carty on December 31, 2006 to serve until the 2010 annual meeting of stockholders of AMERCO. It is the intention of the individual named in the enclosed form of proxy to vote for the three director nominees named below unless instructed to the contrary. However, if any nominee named herein becomes unavailable to serve at the time of election (which is not anticipated), and, as a consequence, other nominees are designated, the person named in the proxy or other substitutes shall have the discretion or authority to vote or refrain from voting in accordance with his or her judgment with respect to other nominees.

Directors are elected by a plurality of the shares represented at the meeting, in person or by proxy, and entitled to vote at the Annual Meeting, provided that a quorum is present. Votes may be cast “FOR” all nominees, “WITHHOLD” for all nominees, or “WITHHOLD” as to specific nominees. The two Class I nominees and the one Class IV nominee who receive the greatest number of votes cast FOR the election of such nominees shall be elected as directors.

Nominees For Election As Class I Directors

The independent directors have approved the nomination of the following individuals to serve until the 2011 Annual Meeting:

John P. Brogan
Daniel R. Mullen

JOHN P. BROGAN, 63, has served as a Director of the Company since August 1998. Mr. Brogan has served as the Chairman of Muench-Kreuzer Candle Company since 1980. He has also been involved with various companies including a seven-year association with Alamo Rent-A-Car that ended in 1986.

DANIEL R. MULLEN, 66, has served as a Director of the Company since February 2005. Mr. Mullen served as a member of the AMERCO Advisory Board from 2004 until his appointment to the AMERCO Board and has served as a member of the board of directors of U-Haul International, Inc. (“U-Haul”) and Oxford Life Insurance Company (“Oxford”), each a direct subsidiary of the Company, since December 2004 and April 2005, respectively. He has served as Director and President of Continental

 Leasing Co. since 1970. He was Vice President and Treasurer of Talley Industries, Inc., a multi-industry conglomerate from 1982 to 1998. Mr. Mullen was employed by the Company from 1968 until 1982.

Nominee For Election As Class IV Director

The independent directors have approved the nomination of the following individual to serve until the 2010 Annual Meeting:

Michael L. Gallagher

MICHAEL L. GALLAGHER, 63, was appointed to the AMERCO Board on March 30, 2007 to fill the vacancy created by the resignation of William E. Carty. Mr. Gallagher served on the AMERCO Advisory Board from 2003 until his appointment to the AMERCO Board. Mr. Gallagher is Chairman Emeritus of the law firm Gallagher & Kennedy. Mr. Gallagher is also a director of Pinnacle West Capital Corporation.

Directors Continuing In Office

Class	Name	Term Expires
Class II	Edward J. Shoen	2008
Class II	M. Frank Lyons	2008
Class III	John M. Dodds	2009
Class III	James P. Shoen	2009
Class IV	Charles J. Bayer	2010

EDWARD J. SHOEN, 58, has served as a Director and Chairman of the Board of the Company since 1986, and as Chairman of the board of directors of U-Haul since 1990. Mr. Shoen has been associated with the Company since 1971. Mr. Shoen served as President of the Company since 1987. He also served as President of U-Haul from 1991 until 2006.

M. FRANK LYONS, 71, has served as a Director of the Company since 2002. Mr. Lyons served in various positions with the Company from 1959 until 1991, including 25 years as the President of Warrington Manufacturing. From 1991 until his retirement in 2000 he was President of Evergreen Realty, Inc.

JOHN M. DODDS, 70, has served as a Director of the Company since 1987 and Director of U-Haul since 1990. Mr. Dodds has been associated with the Company since 1963. He served in regional field operations until 1986 and served in national field operations until 1994. Mr. Dodds retired from the Company in 1994.

JAMES P. SHOEN, 47, has served as a Director of the Company since 1986 and was Vice President of the Company from 1989 to November 2000. Mr. Shoen has been associated with the Company since 1976. He served from 1990 to November 2000 as Executive Vice President of U-Haul. He is currently Vice President of U-Haul Business Consultants, a subsidiary of the Company.

CHARLES J. BAYER, 67, has served as a Director of the Company since 1990 and has been associated with the Company since 1967. Mr. Bayer has served in various executive positions, including as President of Amerco Real Estate Company (“AREC”) from September 1990 until his retirement in October 2000.

“Controlled Company” Status and Director Independence

As of June 1, 2007, Edward J. Shoen, Chairman of the Board of Directors and President of AMERCO, James P. Shoen, a director and executive officer of AMERCO, and Mark V. Shoen, an executive officer of AMERCO, collectively are the owners of 8,967,863 shares (approximately 44.5%) of the outstanding common stock of AMERCO. On June 30, 2006, Edward J. Shoen, James P. Shoen, Mark V. Shoen, Rosemarie T. Donovan (Trustee of the Shoen Irrevocable Trusts) and Southwest Fiduciary, Inc. (Trustee of the Irrevocable “C” Trusts) (collectively, the “Reporting Persons”) entered into a Stockholder Agreement in which the Reporting Persons agreed to vote their AMERCO stock as one block in a manner consistent with the Stockholder Agreement and in furtherance of their interests. As of March 1, 2007, Adagio Trust Company replaced Southwest Fiduciary, Inc. as the trustee of the Irrevocable “C” Trusts, and became a signatory to the Stockholder Agreement. As of the Record Date, 10,642,586 shares (approximately 53.1% of the Company’s outstanding voting stock) are owned by the Reporting Persons and are subject to the Stockholder Agreement. The Reporting Persons appointed James P. Shoen as proxy to vote their collective shares as provided in the Stockholder Agreement. For additional information, see the Schedule 13Ds filed on July 13, 2006 and on March 9, 2007 with the Securities and Exchange Commission (“SEC”).

As a result of their stock ownership and the Stockholder Agreement, Edward J. Shoen, Mark V. Shoen and James P. Shoen are in a position to significantly influence the business affairs and policies of the Company, including the approval of significant transactions, the election of the members of the Board of Directors and other matters submitted to Company stockholders. There can be no assurance that the interests of the Reporting Persons will not conflict with the interest of the other stockholders of the Company. Furthermore, as a result of the Reporting Persons’ voting power, the Company is a “controlled company” as defined in the Nasdaq Marketplace Rules and, therefore, may avail itself of certain exemptions thereunder, including rules that require the Company to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee composed solely of independent directors; (iv) compensation of executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors. The Company currently avails itself of the exemption to the Nasdaq Marketplace Rule requiring that compensation of executive officers be determined by a majority of the independent directors or the compensation committee. However, the Company’s Compensation Committee evaluates the compensation of the Company’s President at least annually to ensure that it is fair, reasonable and aligned with the Company’s overall objectives.

Based on its evaluation, the Independent Governance Committee recommended to the Board of Directors that Daniel R. Mullen, M. Frank Lyons, John M. Dodds, Charles J. Bayer, John P. Brogan, and Michael L. Gallagher be determined to be independent. The full Board of Directors, in furtherance of the recommendation of the Independent Governance Committee and based upon its own investigation, has determined that the Directors listed in this paragraph are independent as defined under applicable NASDAQ and SEC provisions.

OTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

The full Board of Directors of the Company met ten times during the fiscal year ended March 31, 2007. During the last fiscal year each director attended at least 75% of the meetings of the full Board of Directors and of the committees on which he served. The independent Directors met in executive session without management present as part of each regularly scheduled Board meeting.

Directors are encouraged to attend annual meetings of stockholders. This year, the Board is encouraged to attend the Annual Meeting via webcast. All directors attended our 2006 annual meeting, which was held on August 25, 2006.

The Board of Directors has established the following standing committees: Audit Committee, Executive Finance Committee, Compensation Committee and Independent Governance Committee. Additionally, the Board has authorized the formation of an Advisory Board and a Special Committee for the evaluation of the Stockholder Proposal. The Company does not have a nominating committee. Currently, the responsibility for director nominations has been vested by the Company in the independent members of the Board; however, as a “controlled company” the Company is not required to do so under the Nasdaq Marketplace Rules, and the Company reserves the right to cease having the responsibility for director nominations vested in the independent members of the Board. The Board does not believe that a nominating committee is necessary because the independent directors participate in the nominating process. The Board of Directors has adopted a resolution addressing director nominations process and related matters; however, the Board may, in the future, choose to change its director nomination policy, including its policy related to stockholder nomination of directors. This process is described below, under the heading “Director Nomination Process.”

The annual fee for all services as a Director of the Company is $50,000. Additionally, Audit Committee, Advisory Board and Independent Governance Committee members receive a $50,000 annual fee and Executive Finance Committee and Compensation Committee members receive a $20,000 annual fee. These amounts are paid in equal monthly installments.

Listed below are summaries of the Company’s committees and the Advisory Board, and the memberships thereof.

Audit Committee. The Audit Committee is comprised of John P. Brogan, Charles J. Bayer, John M. Dodds and Daniel R. Mullen. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities as to financial reporting, audit functions and risk management. The Audit Committee monitors the financial information that is provided to stockholders and others, the independence and performance of the Company’s independent auditors and internal audit department and the systems of internal control established by management and the Board of Directors. The Audit Committee operates pursuant to a written charter approved by the Board of Directors. Pursuant to its annual review and assessment of its charter, the Audit Committee recommended certain revisions to its charter and the full Board of Directors approved the amended charter on February 7, 2007. The Audit Committee charter is attached to this Proxy Statement as Exhibit B. Messrs. Brogan, Bayer, Dodds and Mullen are each considered “independent” pursuant to the NASDAQ listing standards and the rules of the SEC. The Board of Directors has determined that each member meets the applicable requirements of audit committee members under NASDAQ listing standards, and each member has been determined by the Board to meet the qualifications of an “audit committee financial expert.” Mr. Brogan is designated the Audit Committee “financial expert” as defined by the rules of the SEC and the other similar financial sophistication rules under NASDAQ regulations. Shareholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Brogan’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Brogan any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to these SEC and NASDAQ requirements does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board. The Audit Committee met seven times during the fiscal year ended March 31, 2007.

Executive Finance Committee. The Executive Finance Committee is comprised of Edward J. Shoen, John P. Brogan and Charles J. Bayer. The Executive Finance Committee is authorized to act on behalf of the Board of Directors in approving any transaction involving the finances of the Company. The Committee has the authority to give final approval for the borrowing of funds on behalf of the Company without further action or approval of the Board of Directors. Although this committee did not meet in person during the fiscal year ended March 31, 2007, it acted by unanimous written consent on approximately 20 occasions.

Compensation Committee. The Compensation Committee is comprised of John P. Brogan and John M. Dodds. The Compensation Committee reviews the Company’s executive compensation plans and policies, including benefits and incentives, to ensure that they are consistent with the goals and objectives of the Company. The Committee reviews and makes recommendations to the Board of Directors regarding management recommendations for changes in executive compensation and monitors management plans and programs for the retention, motivation and development of senior management. The Compensation Committee operates pursuant to a written charter approved by the Board of Directors in fiscal 2007. The Compensation Committee charter is attached to this Proxy Statement as Exhibit C. The Compensation Committee met twice during the fiscal year ended March 31, 2007.

Independent Governance Committee. The Independent Governance Committee is comprised of John P. Brogan, who is the committee chair, Thomas W. Hayes, Paul A. Bible and Michael L. Gallagher. Neither Mr. Hayes nor Mr. Bible is a member of the Company’s Board of Directors. The Independent Governance Committee monitors and evaluates the Company’s corporate governance principles and standards and proposes to the Board any modifications which are deemed appropriate for sound corporate governance. The committee may review other matters as referred to it by the Board. The committee has the authority and a budget from which to retain professionals. Each member of the Independent Governance Committee is determined by the Board to be free of any relationship that would interfere with his or her exercise of independent judgment as a member of this committee. The Independent Governance Committee met four times during the fiscal year ended March 31, 2007. Additionally, the non-Board members of the Independent Governance Committee are encouraged to attend all Board meetings of the Company.

Mr. Hayes was President of Metropolitan West Financial Inc, a diversified financial management company with over $60 billion in managed funds. He has also served as the State Treasurer of California, California’s Director of Finance, and was responsible for overseeing the successful restructuring of Orange County’s investment pool, following that county’s Chapter 11 filing.

Mr. Bible is the president and a partner in the Reno-based law firm of Bible Mousel, P.C., and currently serves as the Chairman of the Compliance Committee for H Group Holding, Inc., the holding company of Hyatt Corporation. He also serves as Chairman of the Compliance Committee for Jacobs Entertainment, Inc., the holding company of Black Hawk Gaming & Development Company, Inc. He is the former Chairman of the Board of Trustees of the University of Nevada, Reno Foundation, and is the former Chairman of the Nevada Gaming Commission.

Special Committee. In June 2007, the Board established a Special Committee for the evaluation of the Stockholder Proposal (the “Special Committee”). The Special Committee is comprised of Daniel R. Mullen and Michael L. Gallagher. Mr. Hayes, Mr. Bible and Ms. Campbell are advisors to the Special Committee.

Advisory Board Members. In addition to the committees described above, the Company has an Advisory Board. Advisory Board members do not officially vote, but are given full and complete access to the affairs of the Board, including all meetings and votes of the Board and are treated in all other respects as a Board member. The Board has authorized up to two advisory Board members who serve at the will of the Board.

In 2005, the Board appointed Barbara Smith Campbell as a member of the Advisory Board. Ms. Campbell is President and founder of Consensus, LLC. Prior to founding Consensus, Ms. Campbell served as the Chairman of the Board for the State of Nevada Tax Commission and Vice President of Finance for MGM Grand Resorts Development. Ms. Campbell is also a Trustee for the Donald W. Reynolds Foundation and previously served as Chairwoman of the Audit Committee for the Federal Home Loan Bank of San Francisco.

In 2007, the Board of Directors appointed Richard J. Herrera as a second Advisory Board member. Mr. Herrera has a long history in the retail industry, most recently as Executive Vice President of Eastern Seaboard Packaging and Executive Vice President of ABUS Lock USA. Mr. Herrera was employed as Marketing Vice President/Retail Sales Manager for U-Haul from 1988-2001, and served on the Company’s Board of Directors from 1993-2001 and the U-Haul Board from 1990-2001.

See “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Transactions” for additional information relating to the directors.

DIRECTOR NOMINATION PROCESS

Director Qualifications. Persons nominated to the Board should have personal integrity and high ethical character. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Company and its stockholders. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring any particular stockholder group or other constituency of the Company and must be prepared to devote adequate time to the Board and its committees. In selecting nominees for director, the Board will assure that:

•     at least three of the directors satisfy the financial literacy requirements required for service on the Audit Committee; and

•     at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission.

Identifying Director Candidates. The Board utilizes a variety of methods for identifying and evaluating nominees to serve as directors. The Board has a policy of re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership and whom the independent directors believe continue to make important contributions to the Board and who consent to continue their service on the Board.
In filling vacancies of the Board, the independent directors will solicit recommendations for nominees from the persons the independent directors believe are likely to be familiar with (i) the needs of the Company and (ii) qualified candidates. These persons may include members of the Board and management of the Company. The independent directors may also engage a professional search firm to assist in identifying qualified candidates.

In evaluating potential nominees, the independent directors will oversee the collection of information concerning the background and qualifications of the candidate and determine whether the candidate satisfies the minimum qualifications required by the Board for election as director and whether the candidate possesses any of the specific skills or qualities that under the Board’s policies must be possessed by one or more members of the Board.

The independent directors may interview any proposed candidate and may solicit the views about the candidate’s qualifications and suitability from the Company’s chief executive officer and other senior members of management.

The independent directors will make their selections based on all the available information and relevant considerations. The independent directors’ selection will be based on who, in the view of the independent directors, will be best suited for membership on the Board.

In making its selection, the independent directors will evaluate candidates proposed by stockholders under criteria similar to other candidates, except that the independent directors may consider, as one of the factors in their evaluation, the size and duration of the interest of the recommending stockholder in the stock of the Company. The independent directors may also consider the extent to which the recommending stockholder intends to continue to hold its interest in the Company, including whether the recommending stockholder intends to continue holding its interest at least through the time of the meeting at which the candidate is to be elected.

Stockholder Nominees. The policy of the Board of Directors is to consider properly submitted stockholder recommendations for candidates for membership on the Board of Directors as described below. The evaluation process for such nominations is overseen by the Company’s independent directors. In evaluating such nominations, the independent directors seek to achieve qualified directors that can represent fairly and equally all stockholders of the Company and based on the membership qualifications and criteria described above. Any stockholder nominations for consideration by the independent directors should be mailed or delivered to the Company’s Secretary at 2721 N. Central Avenue, Phoenix, Arizona 85004. The recommendation must be accompanied by the following information about the stockholder:

•      the stockholder’s name and address, including telephone number;

•     the number of shares of the Company’s stock owned by the recommending stockholder and the time period for which such shares have been held;

•     if the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time the that the shares have been held; and

•     a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of the next annual meeting at which the candidate would be elected.

If the recommendation is submitted by a group of two or more stockholders, the above information must be submitted with respect to each stockholder in the group. The recommendation must be received by the Company not later than 120 days prior to the first anniversary of the date of the proxy statement for the prior annual meeting, except in the event that the date of the annual meeting for the current year is moved more than 30 days from the anniversary date of the annual meeting for the prior year, the submission will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting for the current year. The recommendation must be accompanied by a consent of the proposed nominee to be interviewed by the independent directors and other Board members and to serve as director of the Company.

The recommendation must also contain information about the proposed nominee, including:

•     the proposed nominee’s name and address;

•     the information required by Items 401, 403 and 404 of SEC Regulation S-K (generally providing for disclosure of arrangements or understandings regarding the nomination, the business experience of the proposed nominee, legal proceedings involving the proposed nominee, the proposed nominee’s ownership of securities of the Company, and transactions and relationships between the proposed nominee and the Company);

•     a description of all relationships between the proposed nominee and any of the Company’s competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company;

•     the qualifications of the proposed nominee;

•     a statement from the recommending stockholder that in his or her view, the nominee, if elected, would represent all the stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of the Company.

The Secretary will forward all recommendations to the independent directors. The acceptance of a recommendation from a stockholder does not imply that the independent directors will recommend to the Board of Directors the nomination of the stockholder recommended candidate. In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting and nothing in the above procedures is intended to conflict with the provisions of the Company’s Bylaws governing nominations by stockholders.

This information contained in this proxy statement about the Company’s nominations process is just a summary. A complete copy of the policies and procedures with respect to stockholder director nominations can be obtained from the Company, free of charge, by writing to our Secretary at the address listed above.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Interested persons may communicate with the Board of Directors by writing to the Company Secretary at 2721 N. Central Avenue, Phoenix, Arizona 85004. All such communications, or summaries thereof, will be relayed to the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

To the best of the Company’s knowledge, the following table lists, as of June 1, 2007 the beneficial ownership of the Company’s Common Stock of (i) each director and director nominee of the Company, (ii) (A) all persons serving as the Company’s principal executive officer or as principal financial officer during the fiscal year ending March 31, 2007 (“Fiscal 2007”); and (B) the three most highly paid executive officers who were serving as executive officers at the end of Fiscal 2007 other than the principal executive officer and the principal financial officer (the “Named Executive Officers”) and (iii) all directors and executive officers of the Company as a group. The table also lists those persons who beneficially own more than five percent (5%) of the Company’s Common Stock. The percentages of class amounts set forth in the table below are based on 20,130,991 shares of the Company’s Common Stock outstanding on June 1, 2007.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Class

Directors:
Charles J. Bayer Director	2,261	**

John P. Brogan Director and Director Nominee	6,000	**

John M. Dodds Director	0	**

Michael L. Gallagher Director and Director Nominee	0	**

M. Frank Lyons Director	300	**

Daniel R. Mullen Director and Director Nominee	7,000	**

Named Executive Officers:
Edward J. Shoen (1) Chairman and President of AMERCO and Chief Executive Officer and Chairman of U-Haul, Director	10,642,586	52.9%

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Class

Named Executive Officers (continued):
James P. Shoen (1) (2) Vice President of U-Haul Business Consultants, Director	10,642,586	52.9%

Mark V. Shoen (1) (2) Vice President of U-Haul Business Consultants	10,642,586	52.9%

John C. Taylor President of U-Haul International	1,728	**

Jason A. Berg Chief Accounting Officer of AMERCO	430	**

Executive Officers and Directors as a group - 2020 persons. (5)	10,677,738	53.0%

5% Beneficial Owners:
Adagio Trust Company (1) as Trustee under the “C” Irrevocable Trusts dated December 20, 1982	10,642,586	52.9%

Rosemarie T. Donovan (1) As Trustee of the Irrevocable Trust dated November 2, 1998	10,642,586	52.9%

The AMERCO Employee Stock Ownership Plan (4)	1,898,673	9.4%

Atticus Capital, L.L.C. (3) 152 West 57th Street, 45th Floor New York, New York 100196	1,895,239	9.4%

Sophia M. Shoen 5104 N. 32nd Street Phoenix, Arizona 85018	1,196,669	5.9%
**The percentage of the referenced class beneficially owned is less than one percent.

(1) This consists of 10,642,586 shares subject to a Stockholder Agreement dated June 30, 2006, which includes shares beneficially owned by Edward J. Shoen (3,487,951); Mark V. Shoen (3,529,676); James P. Shoen (1,950,236); Rosemarie T. Donovan, as Trustee of the Irrevocable Trusts dated November 2, 1998 (250,250); and Adagio Trust Company, as Trustee under the “C” Irrevocable Trusts dated December 20, 1982 (1,424,473).

(2) Mark V. Shoen and James P. Shoen also beneficially own 16,700 shares (0.27 percent) and 25,545 shares (0.40 percent), respectively, of the Company’s Series A 8½% Preferred Stock. The executive officers and directors as a group beneficially own 41,245 shares (0.67 percent) of the Company’s Series A 8½% Preferred Stock.

(3) Share data based on information in Amendment No. 2 to Schedule 13G/A filed on February 14, 2007 with the SEC by Atticus Management LLC and Timothy R. Barakett. As of December 31, 2006, the Schedule 13G/A indicates that the reporting person had voting and dispositive power as to 1,895,239 shares.

(4) The Trustee of the AMERCO Employee Stock Ownership Plan (the “ESOP”) consists of three individuals without a past or present employment history or business relationship with the Company and is appointed by the Company’s Board of Directors. Under the ESOP, each participant (or such participant’s beneficiary) in the ESOP is entitled to direct the ESOP Trustee with respect to the voting of all Common Stock allocated to the participant’s account. In the event such participant does not provide such direction to the ESOP Trustee, the ESOP Trustee votes such participant’s shares in the ESOP Trustee’s discretion. In addition, all shares in the ESOP not allocated to participants are voted by the ESOP Trustee in the ESOP Trustee’s discretion. As of June 1, 2007, of the 1,898,673 shares of Common Stock held by the ESOP, 1,404,996 shares were allocated to participants and 493,677 shares remained unallocated. The number of shares reported as beneficially owned by Edward J. Shoen, Mark V. Shoen, James P. Shoen, and Sophia M. Shoen include Common Stock held directly by those individuals and 4,270; 3,995; 3,992; and 197 shares of Common Stock, respectively, allocated by the ESOP to those individuals. Those shares are also included in the number of shares held by the ESOP.

(5) The 10,677,738 shares constitutes the shares beneficially owned by the directors and officers of the Company as a group, including the 10,642,586 shares subject to the Stockholder Agreement discussed in footnote 1 above.

To the best of the Company’s knowledge, there are no arrangements giving any stockholder the right to acquire the beneficial ownership of any shares owned by any other stockholder.

Compensation Discussion and Analysis

Overview

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this proxy statement with respect to the compensation of our Named Executive Officers. For Fiscal 2007, the Company’s Named Executive Officers were:

Edward J. Shoen, Chairman and President of AMERCO and Chief Executive Officer and Chairman of U-Haul (the “President”);
Mark V. Shoen, Vice President of U-Haul Business Consultants;
James P. Shoen, Vice President of U-Haul Business Consultants;
John C. Taylor, President of U-Haul International; and
Jason A. Berg, Chief Accounting Officer of AMERCO.

Compensation Philosophy and Objectives

The objectives of the Company’s executive compensation program are to retain current executive officers, to encourage existing personnel to self-develop and grow into the job and to entice qualified executives to join the Company in executive positions as they are created or vacated. The compensation program encourages an environment of teamwork, loyalty and fairness at all levels of the Company.

While this CD&A focuses on the compensation of the Named Executive Officers, the philosophy and objectives we discuss are generally applicable to all of the Company’s senior officers.

Implementation of Objectives

It is the duty of the Compensation Committee to review and determine the annual compensation paid to the President and review the general compensation policies for the Company’s other executive officers regularly. The Compensation Committee and the President implement these policies while keeping in mind the Company’s approach to overhead costs and such executive officer’s impact on the Company’s objective of providing customers with an affordable product and service. The Compensation Committee traditionally delegates significant responsibility to the President for establishing and reviewing the performance of the other Named Executive Officers, appropriate levels and components of compensation, and any other items as the Compensation Committee may request.

The Compensation Committee evaluates the compensation of the President at least annually to ensure that it is fair, reasonable and aligned with the Company’s overall objectives. The President performs this function for the remainder of the Named Executive Officers.

The Compensation Committee did not utilize any benchmarking measure in Fiscal 2007 and traditionally has not tied compensation directly to a specific profitability measurement, market value of the Company’s common stock or benchmark related to any established peer or industry group. Rather, the Company generally seeks to compensate individual executives commensurate with historic pay levels for such position adjusted for time and tenure with the Company. Salary increases are strongly correlated to the President’s assessment of each Named Executive Officer’s performance and his recommendation on the appropriateness of any increase. The Company also generally seeks to increase or decrease compensation, as appropriate, based upon changes in an executive officer’s functional responsibilities within the Company.

The intention of the Company has been to compensate the Named Executive Officers in a manner that maximizes the Company’s ability to deduct such compensation expenses for federal income tax purposes. However, the Compensation Committee and the President have the discretion to provide compensation that is not “performance-based” under Section 162(m) of the Internal Revenue Code when they determine that such compensation is in the best interests of the Company and its stockholders. For Fiscal 2007 the Company expects to deduct all compensation expenses paid to the Named Executive Officers.

Elements Used to Achieve Compensation Objectives

The principal components of the Company’s compensation program in Fiscal 2007 were:
•	Base salary;
•	Discretionary cash bonus;
•	Certain long-term incentives; and
•	Other benefits.

Base Salary. The Company pays its Named Executive Officers base salaries commensurate with the scope of their job responsibilities, individual experience, performance, and the period of time over which they have performed their duties. The base salary is typically reviewed annually with adjustments made based upon an analysis of performance and the addition or removal of functional responsibilities. There are no guarantees of base salary adjustments. The amount of base salary paid to each of the Named Executive Officers during Fiscal 2007 is shown in the Summary Compensation Table (“SCT”).

Discretionary Cash Bonus. Discretionary cash bonuses are awarded on occasion to Named Executive Officers based upon subjective criteria determined by the Compensation Committee. These criteria may include such factors as level of responsibility, contributions to results, and retention considerations. The Company has not entered into any agreements stipulating or guaranteeing bonuses for any of its Named Executive Officers. The amount of discretionary cash bonuses paid to each of the Named Executive Officers during Fiscal 2007 is shown in the SCT.

Certain Long-Term Incentives. The Company did not grant in Fiscal 2007 equity interests to Named Executive Officers other than through its Employee Stock Ownership Plan, which is available to all employees of the Company. The Company has not implemented any specific policy requiring its Named Executive Officers or other officers and/or employees to own the Company’s Common Stock.

Other Benefits. The Named Executive Officers participate in employee benefits plans generally available to all full-time employees of the Company on a non-discriminatory basis including medical, dental, vision, and prescription drug insurance, life insurance, accidental death and dismemberment insurance, disability insurance, a 401(k) plan, vacation and sick pay, and postretirement benefits. The Company does not provide other perquisites to its executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total Compensation ($)

Edward J. Shoen Chairman and President of AMERCO and U-Haul	2007	678,004	-	5,472	80,000	763,476

Mark V. Shoen Vice President of U-Haul Business Consultants	2007	646,154	-	5,472	-	651,626

James P. Shoen Vice President of U-Haul Business Consultants	2007	568,952	-	5,472	50,000	624,424

John C. Taylor President of U-Haul	2007	271,637	100,000	5,472	10,000	387,109

Jason A. Berg Chief Accounting Officer of AMERCO	2007	175,385	-	4,228	-	179,613

(1) Amounts in this column represent the compensation cost recognized for financial statement reporting purposes under SOP 93-6 for Fiscal 2007 with respect to Common Stock allocated under the ESOP. Grant date fair value is the closing price on date of grant for stock.

(2) Amounts in this column represent annual fees paid to each Named Executive Officer in his capacity as a Director of the Company or U-Haul or as a member of a committee of the AMERCO Board.

Director Compensation

The Company’s director compensation program is designed to fairly pay directors for their time and efforts on behalf of AMERCO and its direct subsidiaries, as the case may be, in recognition of their fiduciary obligations to stockholders and for their liability exposure. Directors are primarily compensated in the form of a cash fee. The Company offers no stock options or grants to its directors. Each director of AMERCO is entitled to receive an annual cash fee of $50,000. The Company compensates directors who provide additional services and make increased time commitments by paying them additional fees. Audit Committee, Advisory Board and Independent Governance Committee members receive an additional $50,000 annual fee; and Executive Finance Committee and Compensation Committee members receive an additional $20,000 annual fee. Members of the Special Committee receive an additional $10,000 fee, and the Special Committee advisors receive an additional $5,000 fee. Additionally, the Company reimburses directors and the non-director committee members for the incidental costs associated with their attendance at Board and committee meetings. All cash fees to directors under this program are paid in equal monthly installments.

DIRECTOR COMPENSATION

Name of Director	Year	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total Compensation ($)
Charles J. Bayer (1), (2), (3)	2007	120,000	-	120,000

John P. Brogan (1), (2), (3), (4), (5)	2007	165,000	-	165,000

William E. Carty (1), (7), (9)	2007	45,000	-	45,000

John M. Dodds (1), (2), (4), (7)	2007	160,000	-	160,000

Michael L. Gallagher (1), (5)	2007	50,000	-	50,000

M. Frank Lyons (1)	2007	50,000	-	50,000

Daniel R. Mullen (1), (2), (7), (8)	2007	116,000	-	116,000

Paul A. Bible (5)	2007	50,000	-	50,000

Barbara Smith Campbell (6)	2007	50,000	-	50,000

Thomas W. Hayes (5)	2007	50,000	-	50,000

Richard J. Herrera (6), (10)	2007	0	-	0

(1) AMERCO Director	(6) Advisory Board Member
(2) Audit Committee Member	(7) U-Haul International Board Member
(3) Executive Finance Committee Member	(8) Oxford Board Member
(4) Compensation Committee Member	(9) William E. Carty resigned from the Boards of
(5) Independent Governance Committee Member	AMERCO and U-Haul effective December 31, 2006
(10) Richard J. Herrera was appointed March 30, 2007

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and included in the proxy statement for the 2007 Annual Meeting of Stockholders. In reliance on these reviews and discussions with management, the Compensation Committee recommended to the Board of Directors of AMERCO, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2007 Annual Meeting of Stockholders for filing with the Securities and Exchange Commission.

This report is submitted by the Compensation Committee.

John P. Brogan    John M. Dodds

Pursuant to Item 407(e)(5) of Regulation S-K this “Compensation Committee Report” shall not be deemed to be filed with the SEC for purposes of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall such report be deemed to be incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), unless the intention to do so is expressly indicated.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (“Audit Committee”) is comprised of four independent directors and operates under a written charter recommended by the Audit Committee and adopted by the Board of Directors. Each member of the Audit Committee meets the independence requirements of NASDAQ and the SEC rules and regulations.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the Audit Committee’s discussions with management and the independent registered public accounting firm and its review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007 filed with the Securities and Exchange Commission.

John P. Brogan  Charles J. Bayer  John M. Dodds  Daniel R. Mullen

Pursuant to Instruction 1 to Item 407(d) of Regulation S-K, the information set forth under “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference.

EXECUTIVE OFFICERS OF THE COMPANY

The Company’s executive officers are:

Name	Age *	Office

Edward J. Shoen	58	Chairman of the Board, President, and Director
Richard M. Amoroso	48	President of Republic Western Insurance Company
Jason A. Berg	34	Principal Accounting Officer of AMERCO
Laurence J. DeRespino	46	General Counsel
Ronald C. Frank	66	Executive Vice President of U-Haul field operations
Mark A. Haydukovich	50	President of Oxford Life Insurance Company
Gary B. Horton	63	Treasurer of AMERCO and U-Haul
Robert T. Peterson	56	Controller of U-Haul
James P. Shoen	47	Vice President of U-Haul Business Consultants, Director
Mark V. Shoen	56	Vice President of U-Haul Business Consultants
John C. Taylor	49	President and Director of U-Haul
Carlos Vizcarra	60	President of Amerco Real Estate Company
Rocky D. Wardrip	49	Assistant Treasurer of AMERCO and U-Haul
Robert R. Willson	56	Executive Vice President of U-Haul field operations
* Ages are as of June 30, 2007.

See “Election of Directors” for information regarding Edward J. Shoen and James P. Shoen.

Richard M. Amoroso has served as President of Republic Western Insurance Company (“RepWest”), a subsidiary of the Company, since August 2000. He was Assistant General Counsel of U-Haul from 1993 until February 2000. He served as Assistant General Counsel of ON Semiconductor Corporation from February to August 2000.

Jason A. Berg, has served as Principal Accounting Officer of the Company since July 8, 2005. Prior to his appointment he served as Treasurer and Secretary of Oxford. He has been with the Company since 1996.

Laurence J. DeRespino has served as General Counsel for the Company since October 2005. He has been an attorney for the Company since 2000.

Ronald C. Frank has served as Executive Vice President of U-Haul field operations since 1998. He has been associated with the Company since 1959.

Mark A. Haydukovich has served as President of Oxford since June 1997. From 1980 to 1997 he served as Vice President of Oxford.

Gary B. Horton has served as Treasurer of the Company since 1982. He has been associated with the Company since 1969.

Robert T. Peterson has served as Controller of U-Haul since joining the Company in November 2002. He has held a number of executive positions in the transportation industry and is presently Chief Financial Officer of U-Haul.

Mark V. Shoen has served as a Director of the Company from 1990 until February 1997. He has served as a Director of U-Haul from 1990 until November 1997 and as President, Phoenix Operations, from 1994 to 2007. He is currently Vice President of U-Haul Business Consultants.

John C. Taylor has served as Director of U-Haul since 1990. He has been associated with the Company since 1981 and was named President of U-Haul in 2006.

Carlos Vizcarra has served as President of Amerco Real Estate Company, a direct subsidiary of AMERCO, since September 2000. He began his previous position as Vice President/Storage Product Group for U-Haul in 1988.

Rocky D. Wardrip has served as Assistant Treasurer of the Company since 1990. He has been associated with the Company since 1978 in various capacities within accounting and treasury operations.

Robert R. Willson has served as Executive Vice President of field operations since 2006. He has been employed by U-Haul since 1980 and has held various executive positions, including Area District Vice President, Marketing Company President and General Manager.

Edward J., Mark V., and James P. Shoen are brothers. William E. Carty, who resigned as a director of the Company in December 2006, is the uncle of Edward J. and Mark V. Shoen. M. Frank Lyons was married to William E. Carty’s sister and the aunt of Edward J. and Mark V. Shoen until her death in 1992.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As set forth in the Audit Committee Charter attached as Exhibit B, the Audit Committee reviews and approves all related-party transactions which are required to be disclosed under SEC rules and regulations. Accordingly, all such related-party transactions are submitted to the Audit Committee for ongoing review, and the Audit Committee approves or disapproves such related-party transactions. The Company’s internal processes ensure that the Company’s legal and/or finance departments identify and monitor potential related-party transactions which may require disclosure and Audit Committee approval.

AMERCO has engaged in related party transactions, and has continuing related party interests, with certain major stockholders, directors and officers of the consolidated group.

Samuel J. Shoen, the son of Edward J. Shoen, is employed by U-Haul as Vice President. Mr. Shoen was paid an aggregate salary and bonus of $136,345 for his services during fiscal 2007.

SAC Holding Corporation and SAC Holding II Corporation (collectively, “SAC Holdings”) were established in order to acquire self-storage properties. These properties are being managed by the Company pursuant to management agreements. The sale of self-storage properties by the Company to SAC Holdings has in the past provided significant cash flows to the Company and certain of the Company’s outstanding loans to SAC Holdings entitle the Company to participate in SAC Holdings’ excess cash flows (after senior debt service).

Management believes that its past sales of self-storage properties to SAC Holdings has provided a unique structure for the Company to earn moving equipment rental revenues and property management fee revenues from the SAC Holdings self-storage properties that the Company manages.

During fiscal 2007, subsidiaries of the Company held various junior unsecured notes of SAC Holdings. Substantially all of the equity interest of SAC Holdings is controlled by Blackwater, wholly-owned by Mark V. Shoen, a significant stockholder and executive officer of AMERCO. The Company does not have an equity ownership interest in SAC Holdings. The Company recorded interest income of $19.2 million, $19.4 million and $22.0 million, and received cash interest payments of $44.5 million, $11.2 million and $11.7 million, from SAC Holdings during fiscal 2007, 2006 and 2005, respectively. The cash interest payments for fiscal 2007 included a payment to significantly reduce the outstanding interest receivable from SAC Holdings. The largest aggregate amount of notes receivable outstanding during fiscal 2007 and the aggregate notes receivable balance at March 31, 2007 and March 31, 2006 was $203.7 million, of which $75.1 million is with SAC Holding II and has been eliminated in the consolidated financial statements.

Interest accrues on the outstanding principal balance of junior notes of SAC Holdings that the Company holds at a rate of 9% per annum. A fixed portion of that basic interest is paid on a monthly basis. Additional interest can be earned on notes totaling $142.3 million of principal depending upon the amount of remaining basic interest and the cash flow generated by the underlying property.

To the extent that this cash flow-based calculation exceeds the amount of remaining basic interest, contingent interest is paid on the same monthly date as the fixed portion of basic interest. To the extent that the cash flow-based calculation is less than the amount of remaining basic interest, the additional interest payable on the applicable monthly date is limited to the amount of that cash flow-based calculation. In such a case, the excess of the remaining basic interest over the cash flow-based calculation is deferred. In addition, subject to certain contingencies, the junior notes provide that the holder of the note is entitled to receive a portion of the appreciation realized upon, among other things, the sale of such property by SAC Holdings.

During fiscal 2007, AMERCO and U-Haul held various junior notes from Private Mini Storage Realty, L.P. or a subsidiary thereof (“Private Mini”). The equity interests of Private Mini are ultimately controlled by Blackwater. The Company recorded interest income of $5.0 million and $5.1 million, and received cash interest payments of $5.0 million and $1.4 million, from Private Mini during fiscal 2007 and 2006, respectively. The balance of notes receivable from Private Mini at March 31, 2007 and 2006 was $70.1 million and $71.0 million, respectively. The largest aggregate amount outstanding during fiscal 2007 was $70.8 million.

The Company currently manages the self-storage properties owned or leased by SAC Holdings, Mercury, 4 SAC, 5 SAC, Galaxy, and Private Mini pursuant to a standard form of management agreement, under which the Company receives a management fee of between 4% and 10% of the gross receipts plus reimbursement for certain expenses. The Company received management fees, exclusive of reimbursed expenses, of $23.5 million, $22.5 million and $14.4 million from the above mentioned entities during fiscal 2007, 2006 and 2005, respectively. This management fee is consistent with the fee received for other properties the Company previously managed for third parties. SAC Holdings, 4 SAC, 5 SAC, Galaxy and Private Mini are substantially controlled by Blackwater. Mercury is substantially controlled by Mark V. Shoen. James P. Shoen, a significant stockholder and director of AMERCO, has an interest in Mercury.

RepWest and Oxford held a 46% limited partnership interest in Securespace Limited Partnership (“Securespace”), a Nevada limited partnership. A SAC Holdings subsidiary serves as the general partner of Securespace and owns a 1% interest. Another SAC Holdings subsidiary owned the remaining 53% limited partnership interest in Securespace. Securespace was formed by SAC Holdings to be the owner of various Canadian self-storage properties. RepWest and Oxford’s investment in Securespace was included in Related Party Assets and was accounted for using the equity method of accounting. On September 29, 2006, a subsidiary of SAC Holding Corporation exercised its right under the partnership agreement to purchase all of the partnership interests held by RepWest and Oxford for a combined amount of $11.9 million.

The Company leases space for marketing company offices, vehicle repair shops and hitch installation centers from subsidiaries of SAC Holdings, 5 SAC and Galaxy. Total lease payments pursuant to such leases were $2.7 million for fiscal 2007, 2006 and 2005, respectively. The terms of the leases are similar to the terms of leases for other properties owned by unrelated parties that are leased to the Company.

At March 31, 2007, subsidiaries of SAC Holdings, 4 SAC, 5 SAC, Galaxy and Private Mini acted as U-Haul independent dealers. The financial and other terms of the dealership contracts with the aforementioned companies and their subsidiaries are substantially identical to the terms of those with the Company’s other independent dealers whereby commissions are paid by the Company based upon equipment rental revenue. During fiscal 2007, 2006 and 2005 the Company paid the above mentioned entities $36.6 million, $36.8 million and $33.1 million, respectively in commissions pursuant to such dealership contracts.

These agreements and notes with subsidiaries of SAC Holdings, 4 SAC, 5 SAC, Galaxy and Private Mini, excluding Dealer Agreements, provided revenue of $39.7 million, expenses of $2.7 million and cash flows of $63.5 million during fiscal 2007. Revenues and commission expenses related to the Dealer Agreements were $168.6 million and $36.6 million, respectively.

On March 9, 2007, an exchange occurred between the Company and Edward J. Shoen. Mr. Shoen, transferred 3,483,681 shares of AMERCO Series A Common Stock, $0.25 par value, in exchange for 3,483,681 shares of AMERCO Common Stock, $0.25 par value. Mr. Shoen is President and Chairman of the Board and a significant stockholder of AMERCO. No gain or loss was recognized as a result of this transaction.

On March 9, 2007, an exchange occurred between the Company and James P. Shoen. Mr. Shoen, transferred 232,500 shares of AMERCO Series A Common Stock, $0.25 par value, in exchange for 232,500 shares of AMERCO Common Stock, $0.25 par value. Mr. Shoen is a director and a significant stockholder of AMERCO. No gain or loss was recognized as a result of this transaction.

In prior years, U-Haul sold various properties to SAC Holding Corporation at prices in excess of U-Haul’s carrying values resulting in gains which U-Haul deferred and treated as additional paid-in capital. The transferred properties had historically been stated at the original cost basis as the gains were eliminated in consolidation. In March 2004, these deferred gains were recognized and treated as contributions from a related party in the amount of $111.0 million as a result of the deconsolidation of SAC Holding Corporation.

In July 2006, RepWest completed the sale of two properties to 5 SAC, for approximately $0.9 million. RepWest received cash from these sales. These sales resulted from 5 SAC exercising contractual purchase options they previously held with RepWest.

EMERGENCE FROM CHAPTER 11

On June 20, 2003, AMERCO filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. Amerco Real Estate Company also filed a voluntary petition for relief under Chapter 11 on August 13, 2003. The other subsidiaries of AMERCO were not included in either of the filings. On March 15, 2004, AMERCO and Amerco Real Estate Company emerged from Chapter 11 (less than nine months from the petition date) with full payment to creditors while preserving the interests of Company stockholders.

DERIVATIVE ACTION

The disclosure in this section is required by the federal securities laws because the plaintiff, Paul F. Shoen, is the brother of one or more directors, officers and 5% stockholders.

On September 24, 2002, Paul F. Shoen filed a derivative action in the Second Judicial District Court of the State of Nevada, Washoe County, captioned Paul F. Shoen vs. SAC Holding Corporation et al., CV02-05602, seeking damages and equitable relief on behalf of AMERCO from SAC Holdings and certain current and former members of the AMERCO Board of Directors, including Edward J. Shoen, Mark V. Shoen and James P. Shoen as defendants. AMERCO is named a nominal defendant for purposes of the derivative action. The complaint alleges breach of fiduciary duty, self-dealing, usurpation of corporate opportunities, wrongful interference with prospective economic advantage and unjust enrichment and seeks the unwinding of sales of self-storage properties by subsidiaries of AMERCO to SAC Holdings prior to the filing of the complaint. The complaint seeks a declaration that such transfers are void as well as unspecified damages. On October 28, 2002, AMERCO, the Shoen directors, the non-Shoen directors and SAC Holdings filed Motions to Dismiss the complaint. In addition, on October 28, 2002, Ron Belec filed a derivative action in the Second Judicial District Court of the State of Nevada, Washoe County, captioned Ron Belec vs. William E. Carty, et al., CV 02-06331 and on January 16, 2003, M.S. Management Company, Inc. filed a derivative action in the Second Judicial District Court of the State of Nevada, Washoe County, captioned M.S. Management Company, Inc. vs. William E. Carty, et al., CV 03-00386. Two additional derivative suits were also filed against these parties. These additional suits are substantially similar to the Paul F. Shoen derivative action. The five suits assert virtually identical claims. In fact, three of the five plaintiffs are parties who are working closely together and chose to file the same claims multiple times. These lawsuits alleged that the AMERCO Board lacked independence. In reaching its decision to dismiss these claims, the court determined that the AMERCO Board of Directors had the requisite level of independence required in order to have these claims resolved by the Board. The court consolidated all five complaints before dismissing them on May 28, 2003. Plaintiffs appealed and, on July 13, 2006, the Nevada Supreme Court reviewed and remanded the claim to the trial court for proceedings consistent with its ruling, allowing the plaintiffs to file an amended complaint and plead in addition to substantive claims, demand futility. On November 8, 2006, the nominal plaintiffs filed an Amended Complaint. On December 22, 2006, the defendants filed Motions to Dismiss. Briefing was concluded on February 21, 2007. On March 29, 2007, the Court denied AMERCO’s motion to dismiss regarding the issue of demand futility. On March 30, 2007, the Court heard oral argument on the remainder of the Defendants’ Motions to Dismiss and requested supplemental briefing. The supplemental briefs were filed on May 14, 2007.

RELATIONSHIP WITH INDEPENDENT AUDITORS

BDO Seidman, LLP served as the Company’s principal independent registered public accounting firm for the fiscal years ended March 31, 2007, 2006 and 2005 and the Audit Committee has selected BDO Seidman, LLP to audit AMERCO’s financial statements for fiscal 2008. Representatives of BDO Seidman, LLP are expected to be present at the Meeting. The following table shows the fees that AMERCO and its consolidated entities paid or accrued for the audit and other services provided by BDO Seidman, LLP for fiscal 2007 and 2006.

	March 31,

	2007	2006
	(in thousands)
Audit fees	4,130	4,139
Audit-related fees	55	54
Tax fees	375	-
All other fees	-	-
Total	4,560	4,193

Audit Fees. This category includes the audit of AMERCO’s annual financial statements and the effectiveness of internal control over financial reporting as of fiscal year end, review of financial statements included in AMERCO’s Form 10-Q quarterly reports, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by U.S. jurisdictions and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees. This category consists of assurance and related services provided by BDO Seidman, LLP that are reasonably related to the performance of the audit or review of AMERCO’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include benefit plan audits.

Tax Fees. This category consists of tax related services provided by BDO Seidman, LLP The services for the fees disclosed under this category in fiscal 2007 included the performance of a cost segregation study of the buildings and equipment owned by AMERCO.

Each year, the Audit Committee approves the annual audit engagement in advance. The Audit Committee also has established procedures to pre-approve all non-audit services provided by the independent registered public accounting firm. All fiscal 2007 non-audit services listed above were pre-approved. The Audit Committee has determined that the provision of services by BDO Seidman, LLP described in the preceding paragraphs were compatible with maintaining BDO Seidman, LLP’s independence as the Company’s principal independent registered public accounting firm.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP currently serves as the Company’s independent registered public accounting firm, and has conducted the audit of the Company’s accounts since 2002. The audit committee has appointed BDO Seidman, LLP to serve as the independent registered public accounting firm to conduct an audit of our accounts for fiscal year 2008.

Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. The Sarbanes-Oxley Act of 2002 requires the audit committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board of Directors has elected to submit the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm to stockholders for ratification as a matter of good corporate practice. Even if stockholders vote on an advisory basis in favor of the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of BDO Seidman, LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

STOCKHOLDER PROPOSAL REGARDING RATIFICATION OF SAC TRANSACTIONS

The Company received the following stockholder proposal (the “Stockholder Proposal”) from stockholders identified below. These individuals are employees of U-Haul.

Aaron Schafer	Dee McDowell	Lara Wesson	Richard Baranski
Alan L. Weinstein	Dennis O’Connor	Laura Martins	Richard Zabriskie
Amy Henning	Don Cichon	Linda Molina	Rodney McDowell
Artie Tonan	Donald Cerimeli	Lindsay Pobieglo	Russ E. Johnson
Bernice Owens	Francis Nebo	Loretta Wojtak	Salea Kinealy
Bob Wesson	Greg Foster	Marie Barrows	Samuel Celaya
Brian O'Loughlin	James Cain	Marlene Patton	Scott Lee
Bruce Royer	Jean Covington	Mary Rivera	Scott Willson
Burton Duy	Jeannie Neff	Matt Braccia	Sean Kelly
Butch H Greer	Jeff Jenkins	Michael G. Colman	Shirley Brown
Carlos Vizcarra	Joanne Fried	Michael Kinealy	Silvia Hernandez
Carol Young	JoAnne Sasser	Michael Saur	Steve Dudley
Carolyn Hyduke	Joe Hemauer	Mike Wiram	Steven Berman
Cilia Mallatte	John Homer	Mitzi Pack	Thomas Casey
Cindy Lycans	John J. Sampson	Monica Calvillo	Thomas Dilgard
Crystal Clark	John McCauley	Nobie Sanders	Thomas Prefling
Dale Harpster	John Mikel	Olga Sanchez	Tom Coffee
Danielle D Lloyd	John Ungerer	Pamela Young	Tom Kardys
David Coyle	Joseph Cook	Pat Fidazzo	Tom L Stallings
David Rose	Joy Hodge	Randy Engen	Vicki McAuliffe
Dean Cerimeli	Kelie Budd-Hale	Renee Colman
Debi Slater	Kenneth Parker	Renee Royer

Motion:

That the shareholders vote to approve and affirm the actions taken by all AMERCO and its subsidiaries’ Boards of Directors, officers and employees in entering into, and all resulting contracts with SAC and ratify all SAC transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007.

Reason for Making the Proposal:
Pending litigation and to protect potential diminishment of shareholder equity.
Relevant Notices:
1) We do not have any material interest in the subject matter of the proposal.

2) We are not members of any partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning or voting shares of AMERCO stock.

3) The above shareholders have continuously held at least $2,000.00 in market value of AMERCO shares and we intend to hold the stock through the date of the annual meeting.
Attachments: All relevant schedules and timelines associated with this motion.

The Company makes no recommendation with respect to the Stockholder Proposal. To help Company stockholders make an informed decision with respect to the Stockholder Proposal, we have set forth below descriptions of specific material contracts and transactions between the Company (including its affiliates) and SAC Holding Corporation (and its affiliates). These descriptions are intended to provide a summary of the material contracts and transactions entered between 1992 and March 31, 2007. For additional information as to the terms and conditions of these contracts and transactions, please see Exhibits F through Z attached hereto, as well as exhibits to the Company’s SEC filings from 1992 through the present. There is currently pending litigation against the Company relating to the subject matter addressed in the Stockholder Proposal. See Derivative Action discussed herein on page 22. A majority vote of stockholders in favor of the Stockholder Proposal may have an effect on the disposition of such litigation.

Background

SAC consists of SAC Holding Corporation (“SAC I”), and its affiliates SAC Holding II Corporation (“SAC II”), Four SAC Self-Storage Corporation (“4 SAC”), Five SAC Self-Storage Corporation (“5 SAC”), Mercury Partners, LP. (“Mercury”) and each of their respective subsidiaries or affiliates including Private Mini and Galaxy Investors, L.P. (“Galaxy”, and collectively with SAC I, SAC II, 4 SAC, 5 SAC, Mercury, Private Mini and each of their respective subsidiaries, “SAC”). SAC was established to own self-storage properties and to act as an independent U-Haul dealer for the rental of U-Haul equipment. SAC is owned by Blackwater Investments, Inc., which in turn is owned by Mark V. Shoen, a significant stockholder and an executive officer of the Company. Mercury is substantially controlled by Mark V. SHoen. James P. Shoen, a significant stockholder and an executive officer and director of the Company, has an equity interest in Mercury. Mark V. Shoen is a director and officer of SAC.

SAC was established to help implement the Company’s strategic business plan of expanding the self-storage portfolio operated under the U-Haul name and expanding the number of U-Haul dealer outlets for the rental of U-Haul equipment. Many of the Company’s credit facilities that existed prior to 2004 contained restrictive covenants that prohibited the Company from mortgaging its assets. As a result, prior to 2004, the Company could not obtain any significant amount of mortgage financing as a means to implement its strategic business plan. SAC, however, was not subject to such lender restrictions. Accordingly, the Company utilized the flexibility inherent in SAC as a means for achieving certain goals and objectives. Over the course of several years, contractual relationships were established between subsidiaries of the Company and SAC. The following summarizes certain of the basic contracts:

1.
Properties owned by subsidiaries of the Company were sold to SAC, generally in geographically diverse “groupings” of stabilized properties. Upon the sale of a property to SAC, such property ceased being an asset of the Company; similarly, the liabilities secured by the SAC-owned properties (the “SAC Properties”) are not liabilities of the Company. In total, the appraised values of the properties sold by the Company to SAC were approximately $615.9 million and selling prices were approximately $600.7 million.

2.
Property management agreements were entered between U-Haul subsidiaries and SAC, pursuant to which U-Haul subsidiaries were hired to act as property managers for the SAC Properties. These agreements ensure that the SAC Properties are operated and maintained in accordance with U-Haul standards, and provide subsidiaries of the Company with management fee revenue. Management fees for fiscal years 2007, 2006 and 2005 were $23.5 million, $22.5 million and $14.4 million, respectively.

3.
U-Haul independent dealer agreements were entered between subsidiaries of the Company and SAC, pursuant to which the SAC Properties act as U-Haul independent dealers for the rental of U-Haul equipment. These agreements have resulted in an expansion of the U-Haul dealer network.

4.
Subsidiaries of the Company loaned money to SAC to finance SAC’s purchase of the SAC Properties, evidenced by promissory notes (the “SAC Notes”). Such SAC Notes have generally accrued interest at a rate of 8% to 9% per annum and require minimum monthly cash interest payments.

Over the years, SAC has obtained loans from various third party lenders, which loans are secured by first mortgages on the majority of the SAC Properties. Such mortgage loans have facilitated SAC’s purchase of the SAC Properties, which in turn has enabled the Company to implement its business plan. Proceeds from such mortgage loans (net of transaction expenses and customary mortgage loan hold-backs and reserves) have been remitted by SAC to Company subsidiaries to pay for the purchase of the SAC Properties and/or to pay down the SAC Notes.

Exclusive of the properties in the Carey Portfolio, the Private Mini Portfolio and the Securespace Portfolio, each as hereinafter defined, subsidiaries of the Company sold 230 properties to SAC. Table 1 below sets forth the appraised values, book values and sales prices of such 230 properties.

Table 1

Name of SAC Entity	Appraised Values	Book Values	Sales Prices

24-25-26-27	$134,940,000	$65,260,000	$140,406,000

20-21-22-23	91,940,000	45,842,000	93,679,000

18	44,805,000	29,743,000	43,782,000

12-13-14	119,185,000	38,479,000	110,741,000

6	91,270,000	40,421,000	99,686,000

4-5	66,595,000	55,940,000	57,422,000

1-2	67,200,000	54,425,000	54,955,000

Total	$615,935,000	$330,110,000	$600,671,000

The SAC Properties are located throughout the United States and Canada and consist of the 230 properties referenced above, the self-storage portion of the 78 properties in the Carey Portfolio, the 60 properties in the Private Mini Portfolio, the 16 properties in the Securespace Portfolio, and 112 other properties purchased by SAC from non-AMERCO entities.  Substantially all of the SAC Properties are developed and operate as U-Haul moving centers and self-storage facilities (“U-Haul Centers”).

 SAC Holding Participation and Subordination Agreement in Connection with AMERCO Restructuring

On March 15, 2004, in connection with the Company’s court approved Chapter 11 bankruptcy restructuring and the implementation of the Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company (collectively, the “Restructuring”), SAC Holdings issued $200 million of 8.5% senior notes due 2014 (the “SAC Holdings Senior Notes”) pursuant to an Indenture (“Indenture”) dated March 14, 2004 with Law Debenture Trust Company of New York as Trustee (the “Trustee”), to the Company’s unsecured creditors. In connection with the Indenture, the Company, SAC Holdings, U-Haul and the Trustee entered a Participation and Subordination Agreement (the “PSA”), pursuant to which, among other things, (i) the proceeds from SAC’s indenture notes were used to repay $200 million in principal amount of SAC Notes held by U-Haul and AREC; (ii) one SAC Note was restated in the form of a Fixed Rate Note; and (iii) the principal amount of three SAC Notes remained unchanged, but such notes were restated in the form of the Amended and Restated SAC Notes and were expressly made subordinate to the SAC Holdings Senior Notes. See Exhibits F, G, H, I and J attached hereto for copies of the PSA, Fixed Rate Note and Amended and Restated SAC Notes. In August 2004, SAC Holdings redeemed approximately $43.2 million of the SAC Holdings Senior Notes. In June 2007, SAC Holdings completed a full redemption of the SAC Holdings Senior Notes.

Pursuant to the PSA, the Company reimbursed or paid on behalf of SAC Holdings the reasonable attorneys’ fees incurred by SAC Holdings in connection with the preparation, negotiation and implementation of the PSA and the issuance of the SAC Holdings Senior Notes, in an amount not exceeding $500,000. In addition, the Company has reimbursed, or paid on behalf of SAC Holding, SAC Holdings’ reasonable, direct out of pocket expenses (including reasonable attorneys’ and accountants fees and trustee’s fees) incurred by SAC Holdings in connection with its reporting or other compliance obligations under the Indenture and the PSA, in an amount not exceeding $1 million for any twelve-month period.

Pursuant to the PSA, AMERCO executed an Agreement to Indemnify (the “Indemnity”) in favor of SAC Holdings and certain of its affiliates as specified therein (“the “Indemnified Persons”). Under the Indemnity, AMERCO has agreed to indemnify, defend and hold harmless the Indemnified Persons from and against, among other things, liability under the PSA. See Exhibit K attached hereto for a copy of the Indemnity. All of the transactions and agreements in connection with the Indenture, the PSA, the Fixed Rate Note, the Amended and Restated SAC Notes and the Indemnity were expressly approved by the Bankruptcy court presiding over the Restructuring.

Sale of properties to Twenty Four SAC, Twenty Five SAC, Twenty Six SAC, and Twenty Seven SAC

In March 2002, subsidiaries of the Company sold 59 stabilized properties improved with self-storage facilities (the “24-27 SAC Properties”) to SAC Holdings’ subsidiaries, Twenty-Four SAC Self-Storage Limited Partnership, Twenty-Five SAC Self-Storage Limited Partnership, Twenty-Six SAC Self-Storage Limited Partnership and Twenty-Seven SAC Self-Storage Limited Partnership (collectively, “24-27 SAC”) for an aggregate sale price of approximately $140,406,000. 24-27 SAC closed on a mortgage loan secured by the 24-27 SAC Properties simultaneously or immediately after the closing of the sale of the properties to 24-27 SAC. Net mortgage loan proceeds, along with a note issued by SAC Holdings to U-Haul contemporaneously with the sale (the “24-27 SAC Junior Note”) financed 24-27 SAC’s purchase of such properties. Independent appraisals commissioned by the mortgage lender to 24-27 SAC were done on the 24-27 SAC Properties within approximately two months prior to the date of the sale, which appraised values, in the aggregate, equaled approximately $134,940,000.

Upon the sale of the 24-27 SAC Properties to 24-27 SAC, the 24-27 SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the 24-27 SAC Properties, U-Haul has acted as the property manager at such locations.

Upon the sale of the 24-27 SAC Properties to 24-27 SAC, 24-27 SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 24-27 SAC Properties, 24-27 SAC has been a U-Haul dealer at such properties.

In March 2004, the 24-27 SAC Junior Note was amended and restated and subordinated to the SAC Holdings Senior Notes.

Sale of properties to Twenty SAC, Twenty One SAC, Twenty-Two SAC and Twenty Three SAC

In December 2001 and January 2002, subsidiaries of the Company sold 37 stabilized properties improved with self-storage facilities (the “20-23 SAC Properties”) to SAC Holdings’ subsidiaries, Twenty SAC Self-Storage Corporation, Twenty-One SAC Self-Storage Corporation, Twenty-Two SAC Self-Storage Corporation and Twenty-Three SAC Self-Storage Corporation (collectively, “20-23 SAC”) for an aggregate sale price of approximately $93,679,000. 20-23 SAC closed on a mortgage loan secured by the 20-23 SAC Properties simultaneously or immediately after the closing of the sale of the properties from subsidiaries of the Company to 20-23 SAC. Net mortgage loan proceeds, along with a note issued by SAC Holdings to U-Haul contemporaneously with the sale (the “20-23 SAC Junior Note”) financed 20-23 SAC’s purchase of such properties. Independent appraisals commissions by the mortgage lender to 20-23 SAC were done on the 20-23 SAC Properties two months prior to the date of the sale, which appraised values, in the aggregate, equaled approximately $91,940,000.

Upon the sale of the 20-23 SAC Properties to 20-23 SAC, the 20-23 SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the 20-23 SAC Properties, U-Haul has acted as the property manager at such locations.

Upon the sale of the 20-23 SAC Properties to 20-23 SAC, 20-23 SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 20-23 SAC Properties, 20-23 SAC has been a U-Haul dealer at such locations.

In March 2004, the 20-23 SAC Junior Note was amended and restated and subordinated to the SAC Holdings Senior Notes.

Sale of Properties to Eighteen SAC

In December 2001, subsidiaries of the Company sold 14 stabilized properties improved with self-storage facilities (the “Eighteen SAC Properties”) to SAC Holdings’ subsidiary Eighteen SAC Self-Storage Corporation (“Eighteen SAC”) for an aggregate sale price of approximately $43,782,000. Eighteen SAC closed on a mortgage loan secured by the Eighteen SAC Properties simultaneously or immediately after the closing of the sale of the properties from subsidiaries of the Company to Eighteen SAC. Net mortgage loan proceeds, along with a note issued by SAC Holdings to U-Haul contemporaneously with the sale (the “Eighteen SAC Junior Note”) financed 18 SAC’s purchase of such properties. Independent appraisals commissioned by the mortgage lender to 18 SAC were done on the Eighteen SAC Properties approximately one month prior to the date of the sale, which appraised values, in the aggregate, equaled approximately $44,805,000.

Upon the sale of the Eighteen SAC Properties to Eighteen SAC, the Eighteen SAC Properties

became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the Eighteen SAC Properties, U-Haul has acted as the property manager at such locations.

Upon the sale of the Eighteen SAC Properties to Eighteen SAC, Eighteen SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the Eighteen SAC Properties, Eighteen SAC has been a U-Haul dealer at such locations.

In March 2004, the Eighteen SAC Junior Note was amended and restated and subordinated to the SAC Holdings Senior Notes.

 Sale of properties to Twelve SAC, Thirteen SAC and Fourteen SAC

In June 2000, subsidiaries of the Company sold 27 stabilized properties improved with self-storage facilities (the “12-14 SAC Properties”) to SAC Holdings’ subsidiaries Twelve SAC Self-Storage Corporation, Thirteen SAC Self-Storage Corporation and Fourteen SAC Self-Storage Corporation (collectively “12-14 SAC”) for an aggregate sale price of approximately $110,741,000. SAC Holdings financed the purchase of the 12-14 SAC Properties with the issuance of promissory notes contemporaneously with the sale (the “Twelve/Thirteen SAC Junior Note” and the “Fourteen/Seventeen SAC Junior Note”) to AREC for the full amount of the sale price. As credit support for the Twelve/Thirteen SAC Junior Note and the Fourteen SAC/Seventeen SAC Junior Note, SAC Holdings provided a letter of credit in favor of U-Haul for 20% of the aggregate amount of the Twelve/Thirteen SAC Junior Note and the Fourteen/Seventeen SAC Junior Note. Independent appraisals commissioned by the mortgage lenders to 12-14 SAC were done on the 12-14 SAC Properties at various dates within approximately one year after the sale, which appraised values, in the aggregate, equaled approximately $119,185,000. Shortly following their purchase of the properties, 12-14 SAC conveyed certain of their properties to one of their affiliates, Seventeen SAC Self-Storage Corporation (“Seventeen SAC”).

Upon the sale of the 12-14 SAC Properties to 12-14 SAC, the 12-14 SAC Properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the 12-14 SAC Properties, U-Haul has acted as the property manager for such locations.

Upon the sale of the 12-14 SAC Properties to 12-14 SAC, 12-14 SAC became a U-Haul independent dealer, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 12-14 SAC Properties, 12-14 SAC has been a U-Haul dealer at such locations.

In March 2001, Twelve SAC and Thirteen SAC closed on a mortgage loan on their properties. The net proceeds of such mortgage loan were applied to reduce the Twelve/Thirteen SAC Junior Note balance and the letter of credit referenced above was terminated. In June 2001, Fourteen SAC and Seventeen SAC closed on a mortgage loan secured by their respective properties. The net proceeds of such mortgage loan were applied to reduce the Fourteen/Seventeen SAC Junior Note balance.

The Twelve/Thirteen SAC Junior Note and the Fourteen/Seventeen SAC Junior Note were repaid and satisfied in full on March 15, 2004 with proceeds from the issuance by SAC Holdings of the SAC Holdings Senior Notes.

Sale Of Properties To Six SAC

In December 1998, subsidiaries of the Company sold 26 stabilized properties improved with self-storage facilities (the “Six SAC Properties”) to SAC Holdings’ subsidiary Six SAC Self-Storage Corporation (“Six SAC”) for an aggregate sale price of approximately $99,686,000. SAC Holdings financed the purchase of the Six SAC Properties with the issuance of promissory notes (the “Six SAC Note”) to U-Haul, AREC and Oxford for the full amount of the purchase price. As credit support for the Six SAC Note, SAC Holdings provided a letter of credit in favor of U-Haul for 20% of the Six SAC Note amount. Net proceeds from subsequent mortgage loans secured by the Six SAC Properties were used by SAC Holdings to pay down the Six SAC Note at various times. Upon the initial pay down of the Six SAC Note, the letter of credit was terminated. Independent appraisals commissioned by the mortgage lenders to Six SAC and affiliates were done on the Six SAC Properties at various dates up to approximately fourteen months after the date of sale to Six SAC, which appraised values, in the aggregate, equaled approximately $91,270,000. Approximately one year following its purchase of the properties, Six SAC conveyed certain of its properties to affiliate, Eight SAC Self-Storage Corporation, Nine SAC Self-Storage Corporation and Ten SAC Self-Storage Corporation (“8-10 SAC”).

Upon the sale of the Six SAC Properties to Six SAC, such properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the Six SAC Properties to Six SAC, U-Haul has acted as the property manager for such locations.

Upon the sale of the Six SAC Properties to Six SAC, Six SAC became a U-Haul independent dealer pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the Six SAC Properties to Six SAC, Six SAC has been a U-Haul dealer at such locations.

In May 1999, 8-10 SAC closed on a mortgage loan on their properties. Net proceeds of such loan were used to pay down the Six SAC note balance. The Six SAC Note was repaid on March 15, 2004 with proceeds from the issuance by SAC Holdings of the SAC Holdings Senior Notes.

Sale of properties to Four SAC and Five SAC

At various times subsidiaries of the Company have sold properties to 4 SAC and 5 SAC (the “4-5 SAC Properties”). The aggregate sale price for the 4-5 SAC Properties was approximately $57,422,000. Independent appraisals were done on the 4-5 SAC Properties at various dates on or after the time of the sale, which appraised values, in the aggregate, equaled approximately $66,595,000. Subsequent to their acquisition of the properties, 4 SAC and 5 SAC conveyed certain of the 4-5 SAC Properties to an affiliate, Nineteen SAC Self-Storage Limited Partnership, which later became known as Galaxy Investors, L.P.

Upon the sale of the 4-5 SAC Properties to 4 SAC and 5 SAC, as the case may be, the 4-5 SAC Properties constituting U-Haul Centers became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. U-Haul has acted as the property manager for all 4-5 SAC Properties constituting U-Haul Centers.

Upon the sale of the 4-5 SAC Properties constituting U-Haul Centers to 4 SAC and 5 SAC, 4 SAC and 5 SAC became U-Haul independent dealers, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the 4-5 SAC Properties constituting U-Haul Centers to 4 SAC and 5 SAC, 4 SAC and 5 SAC have been U-Haul dealers at such locations.

4 SAC and 5 SAC financed the purchase of the 4-5 SAC Properties from junior and senior loans from subsidiaries of the Company (collectively, the “Five SAC Note”). The Five SAC Note was restated in March 2004 in the form of a fixed rate note (the “Fixed Rate Note”), and was subordinated to the SAC Holdings Senior Notes.

Sale of properties to One SAC and Two SAC

Between October 1994 and June 1996, subsidiaries of the Company sold approximately 49 properties (the “Three SAC Properties”) to SAC Holdings’ subsidiaries One SAC Self-Storage Corporation and Two SAC Self-Storage Corporation (which entities later merged and became Three SAC Self-Storage Corporation (as so merged, “Three SAC”)) for an aggregate sale price of approximately $54,955,000. SAC Holdings financed the purchase of the Three SAC Properties with the issuance of a promissory note or notes contemporaneously with the sale (the “Three SAC Note”) to a subsidiary of the Company for the full amount of the Three SAC Properties’ purchase price. In 1997, Three SAC obtained a mortgage loan on the

Three SAC Properties. The net proceeds of such mortgage loan were used to pay down the Three SAC Note. Independent appraisals were done approximately six months before to six months after the sale of such properties to Three SAC, which appraised values, in the aggregate, equaled approximately $67,200,000.

Upon the sale of the Three SAC Properties to Three SAC, such properties became subject to a Property Management Agreement with U-Haul, pursuant to which U-Haul was hired to act as the property manager. At all times since the sale of the Three SAC Properties to Three SAC, U-Haul has acted as the property manager at such locations.

Upon the sale of the properties to Three SAC, Three SAC became a U-Haul independent dealer at all Three SAC Properties, pursuant to a standard form of U-Haul dealership agreement. At all times since the sale of the Three SAC Properties to Three SAC, Three SAC has been a U-Haul dealer at such locations.

The Three SAC Note was repaid on March 15, 2004 with proceeds from the issuance by SAC Holdings of the SAC Holdings Senior Notes. In June 2004, Three SAC refinanced its mortgage loan on the Three SAC Properties and the net proceeds from such refinancing were applied to partially redeem the SAC Holdings Senior Notes.

Junior Loans from U-Haul and AREC to SAC Holdings

U-Haul and AREC hold or have held various promissory notes from SAC (collectively, “SAC Notes”). As described in the paragraphs above, the SAC Notes evidence loans extended from U-Haul and AREC, as the case may be, to SAC to finance SAC’s purchase of properties from subsidiaries of the Company. See Exhibit L attached hereto for an exemplar SAC Note which existed prior to March 2004. In addition, proceeds from SAC Notes have been used by SAC to purchase properties from third parties. The SAC Notes are unsecured, structurally subordinate obligations of SAC.

Until March 2004, the order of SAC Holdings’ debt payment was as follows: (i) payment to third party secured lenders of the senior debt service obligations; (ii) reimbursement to U-Haul, as property manager, for operating expenses; (iii) payment to U-Haul of its property management fee; and (iv) payment to U-Haul or AREC, as the case may be, as holder of a SAC Note of interest due thereunder. In March 2004, and as approved by the Bankruptcy Court in connection with the Restructuring, all SAC Notes held by AREC and certain SAC Notes held by U-Haul were repaid, and the remaining SAC Notes held by U-Haul were subordinated to the SAC Holdings Senior Notes. In August 2004, SAC Holdings redeemed approximately $43.2 million of the SAC Holdings Senior Notes. In June 2007, SAC Holdings completed a full redemption of the SAC Holdings Senior Notes.

Property Management of SAC Location

Subsidiaries of U-Haul (“U-Haul Managers”) manage the self-storage properties owned or leased by SAC pursuant to property management agreements, under which such U-Haul Managers receive a management fee of between 4% and 10% of the gross receipts plus reimbursement of operating expenses. The management fee, and the other terms of the property management agreements are consistent with the fees and other terms for other properties the Company has previously managed for third parties. Pursuant to this relationship, subsidiaries of the Company manage the day-to-day affairs of the SAC Properties, and assist or have assisted SAC in, among other things, the selection, purchase, development and financing of the SAC Properties. SAC’s mortgage loan agreements place substantial restriction upon terminating U-Haul as the property manager for the SAC properties. See Exhibits M and N attached hereto for exemplar property management agreements reflecting the two different pricing structures charged by the Company for management of the SAC Properties.

The following table identifies the amount of management fees, exclusive of reimbursement of operating expenses, received by the U-Haul Managers from SAC during the fiscal years as set forth in the table:

Fiscal Year	Management Fee Received by U-Haul
1996	$1,113,000
1997	$1,632,000
1998	$1,860,000
1999	$2,483,000
2000	$4,482,000
2001	$6,243,000
2002	$8,340,000
2003	$12,300,000
2004	$12,700,000
2005	$14,400,000
2006	$22,500,000
2007	$23,500,000

U-Haul Dealership At SAC Locations

SAC acts as a U-Haul independent dealer. The financial and other terms of the dealership contracts with SAC are substantially identical to the terms of those with U-Haul’s other independent dealers, whereby commissions are paid by U-Haul based on equipment rental revenue. See Exhibit O attached hereto for an exemplar of the U-Haul dealership contract.

The following table identifies the amount of dealer commissions paid by U-Haul to SAC during the fiscal years as set forth in the table:

Fiscal Year	Dealer Commissions Paid by U-Haul
2002	$13,695,441
2003	$27,700,000
2004	$29,100,000
2005	$33,100,000
2006	$36,800,000
2007	$36,600,000

WP Carey Transaction

During the 1990’s, the Company entered two lease facilities for the acquisition, construction and expansion of self-storage properties, pursuant to which Company subsidiaries were the lessees of the properties and held options to purchase such properties. In April 2004, and as approved by the Bankruptcy Court in connection with the Restructuring, the Company repaid all obligations under the lease agreements and sold the properties (the “Carey Portfolio”) to a subsidiary of non-affiliated WP Carey (“Carey Lessor”). See Exhibit P attached hereto for a copy of the sale contract with the Carey Lessor.

As part of the Court approved transaction, a subsidiary of the Company entered a lease with the Carey Lessor with respect to the portion of the properties in the Carey Portfolio used in connection with U-Haul’s self-moving business (truck and trailer rental and moving supply sales); and Mercury entered a lease with the Carey Lessor with respect to the remaining portion of each property in the Carey Portfolio, consisting of the self-storage portion of such properties. The lease between Mercury and the Carey Lessor is for a term of twenty years with a renewal option in favor of Mercury for an additional ten years. Mercury has an option to purchase all of the properties in the Carey Portfolio at the tenth and twentieth anniversaries of the lease pursuant to certain formulas that are based upon fair market values and the initial sale price subject to consumer price index adjustments. There are 78 properties in the Carey Portfolio.

Loans To Private Mini

In February 1997, U-Haul, Oxford, RepWest and a non-affiliated third party formed a limited partnership known as Private Mini. Oxford invested $11.0 million and ultimately obtained a 35.7% limited partner interest, RepWest invested $13.5 million and ultimately obtained a 43.8% limited partner interest, and U-Haul obtained a 50% interest in the general partner of Private Mini. The non-affiliated third party obtained the remaining 20% limited partner interest and remaining 50% interest in the general partner. Private Mini was formed to own, develop, acquire and operate self-storage facilities (collectively, the “Private Mini Portfolio”). Currently, the Private Mini Portfolio consists of 60 properties. In 1997, Private Mini entered a credit facility (the “Private Mini Credit Facility”) which included, among other things, a credit support agreement from the Company in favor of the lender, pursuant to which the Company agreed to purchase the notes or a portion thereof held by the lender under the Private Mini Credit Facility upon the occurrence of specified conditions. From 1997 through 2003, the Private Mini Credit Facility was amended and the amount owed thereunder was reduced at various times. In October 2002, conditions occurred enabling the lender to exercise its rights under the Company’s credit support agreement, and in December 2002, the lender exercised its option to require the Company to purchase the outstanding notes under the Private Mini Credit Facility. In March 2004, and as approved by the Bankruptcy Court in connection with the Restructuring, the Company purchased the $55.0 million of notes outstanding under the Private Mini Credit Facility. In December 2005, Private Mini executed a promissory note to the Company, in the original principal amount of $59.4 million evidencing this indebtedness. See Exhibit Q attached hereto for a copy of this promissory note.

In 1997, U-Haul loaned Private Mini $10 million for use as operating capital, which loan was later assumed by a subsidiary of Private Mini. In December 2005, a subsidiary of Private Mini executed a restated promissory note in favor of U-Haul in the original principal amount of $11,700,000 evidencing this indebtedness. See Exhibit R attached hereto for a copy of this promissory note.

Private Mini Exchange Transaction

In June 2003, Oxford and RepWest conveyed all of their limited partner interests in Private Mini to SAC, in exchange for real property owned by 4 SAC and 5 SAC (the “Private Mini Exchange Transaction”). Additionally, as part of this transaction, the interest of U-Haul in the general partner of Private Mini was conveyed to SAC. The Private Mini Exchange Transaction was non-monetary and was recorded on the basis of the book values of the assets exchanged. Certain of the properties received by Oxford and RepWest in the Private Mini Exchange Transaction were leased back to subsidiaries of SAC Holdings. Additionally, in connection with the Private Mini Exchange Transaction, Oxford and RepWest granted certain subsidiaries of SAC Holdings options to repurchase such property at stated values. See Exhibits S, T, U, V, W and X attached hereto for copies of the Private Mini Exchange Transaction documents.

In June 2005, U-Haul became the property manager of the properties owned by Private Mini. Since its formation, Private Mini has been a U-Haul dealer, pursuant to a standard form of U-Haul dealership agreement.

Securespace Transaction

In June 2000, a subsidiary of the Company entered a purchase contract for the purchase of 16 self-storage facilities throughout Canada (the “Securespace Portfolio”) from a third party vendor. Upon the closing of the purchase of the Securespace Portfolio, the Company obtained a short term bridge lease financing facility with a lender for the purpose of financing the Company’s purchase of such properties. Following the maturity of the foregoing lease financing facility, a partnership (“Securespace”) composed of Oxford, RepWest, and subsidiaries of SAC Holdings acquired title to the Securespace Portfolio. Oxford and RepWest each obtained a 23% limited partner interest in Securespace, with SAC Holdings subsidiaries obtaining the general partner interest and the remaining limited partner interests. Both the Company and

SAC Holdings were granted options to purchase the Oxford and RepWest interests in Securespace at a specified price.

In September 2006, pursuant to the terms of the Securespace agreement of limited partnership, a subsidiary of SAC Holdings exercised its option to purchase the limited partner interests of Oxford and RepWest in Securespace. Such interests were purchased by SAC Holdings for approximately $11.8 million, which acquisition price was equivalent to the initial investments by Oxford and RepWest in Securespace. See Exhibit Y attached hereto for a copy of the purchase and sale agreement for the Securespace limited partner interests.

Option Exchange Transaction and Sale of Properties from Oxford and RepWest to SAC

In 2001 the Company contributed various parcels of real property (the “Property Contributions”) to Oxford and RepWest. Certain of the contributed parcels were first purchased by a Company subsidiary from SAC prior to contribution to Oxford and RepWest. The Company purchased these properties from SAC for a purchase price of approximately $35.1 million, which purchase price was equal to the book value of the properties at that time.

In connection with the Property Contributions, Oxford and RepWest granted purchase options to a SAC subsidiary with respect to the properties involved in the contribution that had formerly been owned by SAC, and granted purchase options to AREC, with respect to the remaining properties involved in the contribution (all of such purchase options, together with the purchase options granted in connection with the Private Mini Exchange Transaction described above, the “Purchase Options”). Generally, the option exercise price pursuant to the Purchase Options was equal to the book value of the respective property as of the date of the Property Contribution, along with an annualized return of 6%, and repayment of certain transaction expenses and carrying costs.

In June 2006, AREC and SAC exchanged certain of their respective Purchase Options with one another, thus allowing AREC and SAC to buy back properties from Oxford and RepWest located adjacent to existing AREC or SAC properties, as the case may be. The Purchase Options were exchanged for substantially equivalent value, as determined based upon the differential between the fair market value of the respective property as of June 2006 and the option exercise price for such property. Following the exchange of options, SAC exercised its purchase right and purchased two of such properties from RepWest. See Exhibit Z attached hereto for a copy of the option exchange agreement.

This completes the transaction descriptions provided in connection with the Stockholder Proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by it, the Company believes that during fiscal 2007, all Section 16(a) filings applicable to its directors, officers and 10% stockholders were filed on a timely basis, except that the Form 3 for Richard J. Herrera in connection with his appointment to the Advisory Board on March 30, 2007 was filed late.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

For inclusion in the proxy statement and form of proxy relating to the 2008 annual meeting of stockholders of AMERCO, a stockholder proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the Commission and received by the Secretary of AMERCO, c/o U-Haul International, Inc., 2721 North Central Avenue, Phoenix, Arizona 85004, on or before March 6, 2008. Proposals to be presented at the 2008 annual meeting of stockholders of AMERCO that are not intended for inclusion in the proxy statement and form of proxy must be submitted by that date and in accordance with the applicable provisions of the Company’s Bylaws, a copy of which is available upon written request, delivered to the Secretary of AMERCO at the address in the preceding sentence. The Company suggests that proponents submit their proposals to the Secretary of AMERCO by Certified Mail-Return Receipt Requested.

OTHER MATTERS

A copy of the Company’s Annual Report for the year ended March 31, 2007 may be viewed and downloaded from http://www.mobular.net/Mellon/uhal, from the Company’s Investor Relations website at http://www.amerco.com, may be requested via e-mail through either such website, or may be requested telephonically at 1-888-313-0164. The Annual Report is not to be regarded as proxy solicitation material.

With respect to Company stockholders’ meetings following the 2007 Annual Meeting, the Company anticipates to continue furnishing proxy materials to stockholders by posting such materials on an Internet web site in accordance with applicable laws, and providing stockholders with notice of Internet availability of such materials. Paper copies of such materials will be available to stockholders on request, for a period of one year, at no cost, in accordance with applicable laws.

UPON REQUEST, THE COMPANY WILL PROVIDE BY FIRST CLASS US MAIL, TO EACH STOCKHOLDER OF RECORD ON THE RECORD DATE, WITHOUT CHARGE, A COPY OF THIS PROXY STATEMENT AND ALL ATTACHMENTS HERETO, THE PROXY CARD, AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2007, INCLUDING THE REQUIRED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES. WRITTEN REQUESTS FOR THIS INFORMATION SHOULD BE DIRECTED TO: DIRECTOR, FINANCIAL REPORTING, U-HAUL INTERNATIONAL, INC., P.O. BOX 21502, PHOENIX, ARIZONA 85036-1502.

EXHIBIT A

AMERCO 2007 ANNUAL MEETING OF STOCKHOLDERS
August 20, 2007

Tempe, Arizona

MEETING PROCEDURES

In fairness to all stockholders attending the 2007 Annual Meeting, and in the interest of an orderly meeting, we ask you to honor the following:

  A. Admission to the meeting is limited to stockholders of record or their proxies. Stockholders of record voting by proxy will not be admitted to the meeting unless their proxies are revoked, in which case the holders of the revoked proxies will not be permitted to attend the meeting. The meeting will not be open to the public. The media will not be given access to the meeting through the proxy process.

  B.  With the exception of cameras and recording devices provided by the Company, cameras and recording devices of all kinds (including stenographic) are prohibited in the meeting room.

C.
After calling the meeting to order, the Chairman will require the registration of all stockholders intending to vote in person, and the filing of all proxies with the teller. After the announced time for such filing of proxies has ended, no further proxies or changes, substitutions, or revocations of proxies will be accepted. (Bylaws, Article II, Section 9)

D.
The Chairman of the meeting has absolute authority to determine the order of business to be conducted at the meeting and to establish rules for, and appoint personnel to assist in, preserving the orderly conduct of the business of the meeting (including any informal, or question-and-answer, portions thereof). (Bylaws, Article II, Section 9)

E.	When an item is before the meeting for consideration, questions and comments are to be confined to that item only.

F.	Pursuant to Article II, Section 5 of the Company's Bylaws, only such business (including director nominations) as shall have been properly brought before the meeting shall be conducted.

Pursuant to the Company's Bylaws, in order to be properly brought before the meeting, such business must have either been (1) specified in the written notice of the meeting given to stockholders on the record date for such meeting by or at the direction of the Board of Directors, (2) brought before the meeting at the direction of the Board of Directors or the Chairman of the meeting, or (3) specified in a written notice given by or on behalf of a stockholder on the record date for such meeting entitled to vote thereat or a duly authorized proxy for such stockholder, in accordance with all of the following requirements.
a)
Such notice must have been delivered personally to, or mailed to and received at, the principal executive office of the corporation, addressed to the attention of the Secretary no later than March 16, 2007.

  b) Such notice must have set forth:
    i.  a full description of each such item of business proposed to be brought before the meeting and the reasons for conducting such business at such meeting,
    ii.  the name and address of the person proposing to bring such business before the meeting,
iii	the class and number of shares held of record, held beneficially, and represented by proxy by such person as of the record date for the meeting,

iv.
if any item of such business involves a nomination for director, all information regarding each such nominee that would be required to be set forth in a definitive proxy statement filed with the Securities and Exchange Commission ("SEC") pursuant to Section 14 of the Exchange Act, as amended, or any successor thereto (the "Exchange Act"), and the written consent of each such nominee to serve if elected,

 v.    any material interest of such stockholder in the specified business,

vi.
whether or not such stockholder is a member of any partnership, limited partnership, syndicate, or other group pursuant to any agreement, arrangement, relationship, understanding, or otherwise, whether or not in writing, organized in whole or in part for the purpose of acquiring, owning, or voting shares of the corporation, and

vii.
all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

No business shall be brought before any meeting of the Company's stockholders otherwise than as provided in this Section. The Chairman of the meeting may, if the facts warrant, determine that any proposed item of business or nomination as director was not brought before the meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the improper item of business or nomination shall be disregarded.

G.
At the appropriate time, any stockholder who wishes to address the meeting should do so only upon being recognized by the Chairman of the meeting. After such recognition, please state your name, whether you are a stockholder or a proxy for a stockholder, and, if you are a proxy, name the stockholder you represent. All matters should be concisely presented.

H.
A person otherwise entitled to attend the meeting will cease to be so entitled if, in the judgment of the Chairman of the meeting, such person engages in disorderly conduct impeding the proper conduct of the meeting against the interests of all stockholders as a group. (Bylaws, Article II, Section 6)

I.
If there are any questions remaining after the meeting is adjourned, please take them up with the representatives of the Company at the Secretary's desk. Also, any matters of a personal nature that concern you as a stockholder should be referred to these representatives after the meeting.

J.	The views, constructive comments and criticisms from stockholders are welcome. However, it is requested that no matter be brought up that is irrelevant to the business of the Company.

          K.  It. is requested that common courtesy be observed at all times.

Our objective is to encourage open communication and the free expression of ideas, and to conduct an informative and meaningful meeting in a fair and orderly manner. Your cooperation will be sincerely appreciated.

EXHIBIT B

AMERCO AUDIT COMMITTEE CHARTER
I. PURPOSE

The audit committee is established by and among the Board of Directors of AMERCO (the "Company") for the primary purpose of assisting the Board in:

        •  Overseeing the integrity of the Company's financial statements;
        •  Overseeing the independent auditor's qualifications and independence;
                •  Overseeing the performance of the Company's independent auditor; and
• Overseeing the Company's systems of disclosure controls and procedures and internal controls over financial reporting.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures, and practices at all levels. The Audit Committee should also provide for open communication among the independent auditor, financial and senior management, the internal audit department, and the Board of Directors.

The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, and other advisors as deemed appropriate to perform its duties and responsibilities.

The Company will provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor, to any advisors that the Audit Committee chooses to engage, and for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III of this charter.

II. COMPOSITION AND MEETINGS

The Audit Committee will comprise three or more directors as determined by the Board. Each Audit Committee member will be a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. All Audit Committee members must be independent, including being free of disallowed compensation agreements under all other applicable rules and regulations.

All members of the Audit Committee must comply with all financial literacy requirements of Nasdaq. The Board will determine whether at least one member of the committee qualifies as an "audit committee financial expert" in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC. Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs, including those conducted by the Company or outside consultants.

The members of the Audit Committee will be elected by the Board to serve until their successors are elected.

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Audit Committee will:

Documents/Reports/Accounting Information Review

        1.  Review this charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments.

        2.  Review and discuss with management and the independent auditor the Company's annual financial statements, quarterly financial statement (prior to the Company's 10-Q filings or release of earnings) and all internal controls reports (or summaries thereof).

        3.  Review other relevant reports or financial information submitted by the Company to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002 and relevant reports rendered by the independent auditor (or summaries thereof).

        4.  Recommend to the Board whether the financial statements should be included in the annual report on Form 10-K.

        5.  Review the regular internal reports to management (or summaries thereof) prepared by the internal auditing department, as well as management's response.

Independent Auditor

        1.  Appoint, compensate, retain, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work.

        2.  Review the performance of the independent auditor and remove the independent auditor if circumstances warrant.

        3.  Oversee the resolution of disagreements between management and the independent auditor if they arise.

        4.  Consider whether the auditor's performance of permissible non-audit services is compatible with the auditor's independence.

        5.  Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90.

        6.  Review the independent auditor's attestation and report on management's internal control report, and hold timely discussions with the independent auditor regarding the following:

                    •   critical accounting policies and practices;
•
 alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other important written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

    7. At least annually, obtain and review a report by the independent auditor describing:

        • the firm's internal quality-control procedures;
•
any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	the matters set forth in Independence Standards Board Standard No. 1.

This report should be used to evaluate the independent auditor's qualifications, performance, and independence. Further, the Audit Committee will review the experience and qualifications of the lead partner and other senior members of the independent audit team each year and determine that all partner rotation requirements as promulgated by applicable rules and regulations are executed.

     8.  Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take, or recommend that the full Board take, appropriate actions to oversee the independence of the outside auditor.

    9.  Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The authority to grant pre-approvals may be delegated to one or more designated members of the Audit Committee whose decisions will be presented to the full Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services will be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

Financial Reporting Processes, Accounting Policies, and Internal Control Structure

    1.  In consultation with the independent auditor and the internal audit department review the integrity of the Company's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls and procedures and internal control over financial reporting).

    2.  Receive and review any disclosure from the Company's CEO or CFO made in connection with the certification of the Company's quarterly and annual reports filed with the SEC of: a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

    3.  In conjunction with the Independent Governance Committee, review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

    4.  Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

    5.  Establish procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Internal Audit

        Review activities, organizational structure, and qualifications of the internal audit department.

    Other Responsibilities

    1.  Review with the independent auditor, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices have been implemented.

    2.  Prepare the report that the SEC requires be included in the company's annual proxy statement.

    3.  Perform any other activities consistent with this charter the Company's bylaws, and governing law, as the Board deems necessary or appropriate.

EXHIBIT C

AMERCO COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The Compensation Committee (the "Compensation Committee") of AMERCO (the "Company") was established by the Board of Directors (the "Board") for the primary purpose of assisting the Board in:

•	Reviewing the Company's plans and policies with respect to executive compensation, retention, motivation and development;

        •  Discharging its duties related to determining the compensation of the Company's executive officers;

•	Reviewing and evaluating the performance of the Company's executive officers in light of the Company's goals, objectives, and financial performance; and

•
Providing the report of the Compensation Committee that is required by the rules and regulations promulgated by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement.

The Compensation Committee has the authority to obtain advice and assistance from outside legal, accounting and other advisors, including compensation consultants, as deemed appropriate to perform its duties and responsibilities. The Company will provide appropriate funding, as determined by the Compensation Committee, to compensate any advisors that the Compensation Committee chooses to engage.

The Compensation Committee will primarily fulfill its purpose by carrying out the responsibilities and duties enumerated in Section IV of this Charter.

II. COMPOSITION

The Compensation Committee shall be comprised of two or more members of the Board as determined by the Board. The members of the Compensation Committee will be appointed or replaced by the Board, as appropriate. Unless a chairperson is elected by the full Board, the members of the Compensation Committee may designate a chairperson by a majority vote.

Each Compensation Committee member must be (i) "independent" in accordance with SEC rules and regulations and the rules and listing standards that govern companies listed on the NASDAQ Stock Market ("Nasdaq"), all as in effect from time to time, and (ii) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended.

Notwithstanding the foregoing, so long as the Company is a "controlled company" as defined by the rules and listing standards that govern companies listed on the NASDAQ Stock Market ("Nasdaq"), the members of the Compensation Committee need not be "independent" under SEC rules and regulations or Nasdaq rules.

III. MEETINGS

    The Compensation Committee shall meet periodically, as necessary, to carry out its responsibilities and duties and to act upon matters falling within its responsibility. Minutes of each meeting of the Compensation Committee shall be kept and distributed to each member of the Compensation Committee and be presented to the Board upon its request. Such minutes shall be maintained in the office of the Secretary of the Company.

IV.	RESPONSIBILITIES AND DUTIES To fulfill its responsibilities and duties, the Compensation Committee will:
Compensation Related Responsibilities

    1.   Periodically review the Company's compensation plans and policies in light of the Company's business objectives, financial performance, success relative to competitors, regulatory compliance issues and other factors deemed relevant by the Compensation Committee.

    2.   Review and, if appropriate, recommend to the Board for its adoption all employee (including executive officer and director) compensation plans, policies and arrangements, including perquisites and fringe benefit arrangements.

    3.  Oversee and periodically review the operation of all Company employee (including executive officer and director) benefit plans, and, if appropriate, recommend to the . Board changes to such plans.

    4.   Regularly review the goals, objectives and general compensation policies to be considered by the Company in determining the base salary and other compensation to be paid to the Company's executive officers, and to regularly evaluate the performance of such executive officers in light of such goals, objectives and other factors.

    5.       Review compensation to be paid to the Company's executive officers, including, if and as applicable, their annual base salaries, incentive bonuses, and any other benefits or compensation-related arrangements. The Compensation Committee shall evaluate the compensation of the President at least annually to ensure that it is fair, reasonable and aligned with the Company's overall objectives.

    6.      Review the Company's compensation arrangements with its non-employee directors to ensure their competitiveness and compliance with applicable laws, and recommend to the Board any necessary changes.

Charter Review; Reports; Other Responsibilities

    1.      Review and discuss with management the Company's Compensation Discussion and Analysis ("CD&A"), determine whether to recommend to the Board that the CD&A be included in the Company's annual proxy statement, and provide the report of the Compensation Committee required to be included in the annual proxy statement.

2

    2.   Periodically conduct an assessment of the purposes, responsibilities and duties set forth in this Charter to determine whether the Compensation Committee is functioning effectively.

    3.  Review this Charter periodically and recommend to the Board any necessary amendments.

    4.   Obtain such data and other resources as the Compensation Committee deems necessary or appropriate to perform its responsibilities and duties, including obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, analysis and implementation of compensation plans and programs for the Company's executive officers, directors and other employees.

    5.  Perform any other activities consistent with this Charter, the Company's Bylaws, and governing law, as the Board deems necessary or appropriate.

    6.   Coordinate or consult with other committees of the Board with respect to matters within the scope of its duties, if necessary or appropriate, except to the extent doing so would be inconsistent with applicable rules or regulations.

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EXHIBIT D

13538_amerco proxy_r5_7.3.7 7/3/07 3:33 PM Page 1

Exhibit D - Proxy.pdf

Please Mark Here for Address Change or Comments SEE REVERSE SIDE ☐

ITEM 1 – Election of Directors

Nominees:

01 John P. Brogan
02 Daniel R. Mullen
03 Michael L. Gallagher

FOR ALL NOMINEES ☐ WITHHELD FOR ALL ☐

*Director Exceptions ☐

*To Withhold Authority to vote for any individual nominee, mark box to the left and write that nominee's name in the space below.)

ITEM 2 – Ratification of Appointment of Auditors BDO Seidman, LLP — FOR ☐ AGAINST ☐ ABSTAIN ☐

I PLAN TO ATTEND THE MEETING ☐

If you do not specify how your shares are to be voted, your proxy will be voted "FOR" Items 1 and 2 above, and "ABSTAIN" for Item 3.

Signature ____________________ Signature ____________________ Date __________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▲ FOLD AND DETACH HERE ▲

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET		TELEPHONE
http://www.proxyvoting.com/uhal	**OR**	**1-866-540-5760**
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it to PO Box 3510, South Hackensack, NJ 07606-9210, or return it in the enclosed postage-paid envelope to the extent we have provided you a paper copy thereof.

Choose **MLink℠** for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement on the internet at www.mobular.net/Mellon/uhal

13538_amerco proxy_r5_7.3.7 7/3/07 3:33 PM Page 2

Exhibit D - Proxy.pdf

PROXY

AMERCO

Annual Meeting of Stockholders – Monday, August 20, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WITH RESPECT TO ITEMS 1 AND 2 ONLY.

The undersigned hereby appoints John M. Dodds, with power of substitution, as proxy and attorney-in-fact and hereby authorizes him to represent and vote, as provided on the other side, all the shares of AMERCO Common Stock which the undersigned is entitled to vote, and, in his discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held August 20, 2007 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at such Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

EXHIBIT E

AMERCO
1325 AIRMOTIVE WAY, SUITE 100
RENO, NEVADA 89502-3239

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS OF AMERCO
TO BE HELD ON MONDAY, AUGUST 20, 2007*

Dear Stockholder:.

The 2007 Annual Meeting of Stockholders of AMERCO (the "Company") will be held at the U-Haul Technical Center, 11298 South Priest Drive, Tempe Arizona 85284, on Monday, August 20, 2007, at 8:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:
(1)	to elect two Class I Directors to serve until the 2011 annual meeting of stockholders of the Company and one Class IV Director to serve until the 2010 annual meeting of stockholders of the Company;

 (2)  to ratify the appointment of BDO Seidman, LLP as the Company's independent auditors;

(3)
to vote on a stockholder proposal to approve and affirm the actions taken by AMERCO and its subsidiaries' Boards of Directors, officers and employees in entering into, and all resulting contracts with S.A.C. and ratify all S.A.C. transactions amended or entered into by AMERCO and any of its subsidiaries between 1992 and March 31, 2007, and

(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

Management recommends a vote "FOR" Items 1 and 2.
Management makes no recommendation with respect to Item 3.

The Board of Directors has fixed the close of business on June 22, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

*Approximate date of mailing to stockholders of this Notice of Internet Availability of the Company's Proxy Materials ("Notice"): July 10, 2007

You may vote your proxy when you view the materials on the Internet You will be asked to enter this 11-digit control number

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting where you may vote in person can be found on our website, www.amerco.com. The Annual Meeting will be hosted in person and via webcast at www.amerco.com. We encourage stockholders to attend via webcast so as to promote the Company's sustainability goals with respect to the environment.

The following Proxy Materials are available for you to review online at: http://www.mobular.net/Mellon/uhal/
•  Notice of Internet Availability of Proxy Materials;
•  the Company's 2007 Proxy Statement (including all attachments thereto);
•  the Proxy Card;

•	the Company Annual Report for the year ended March 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Monday, August 20, 2007:

•
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Company's Proxy Statement, Annual Report and other proxy materials are available at http://www.mobular.net/Mellon/uhal.

•
If you would like to receive a paper or e-mail copy of these documents, you must request them. Such documents will be provided to you at no charge, via First Class Mail. Please make sure you request a copy as instructed below on or before August 6, 2007 to facilitate a timely delivery.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@mellon.com, or by logging onto http://www.mobular.net/Mellon/uhal.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for AMERCO are available to review at:
http://www.mobular.net/Mellon/uhal

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

EXHIBIT F

EXECUTION COPY

SAC PARTICIPATION AND
SUBORDINATION AGREEMENT

SAC PARTICIPATION AND SUBORDINATION AGREEMENT (the “Agreement”), dated this 15th day of March, 2004, by and among SAC HOLDING CORPORATION, a Nevada corporation (“SAC I”), SAC HOLDING II CORPORATION, a Nevada corporation (“SAC II,” and together with SAC I, collectively referred to as “SAC HOLDING”), AMERCO, a Nevada corporation (“AMERCO”), U-HAUL INTERNATIONAL, INC., a Nevada corporation (“U-Haul”), and LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Trustee (the “SAC Notes Trustee”) under that certain Indenture (the “SAC Notes Indenture”) with respect to the 8.5% Senior Notes due 2014 of SAC Holding (the “SAC Holding Senior Notes”). AMERCO, SAC Holding, U-Haul and the SAC Notes Trustee are sometimes collectively referred to herein as the “Parties” and individually as a “Party”.

RECITALS

WHEREAS, on June 20, 2003, AMERCO filed a voluntary petition for relief (the “AMERCO Case”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”), and on August 13, 2003, AMERCO Real Estate Company, a Nevada corporation (“AREC”), filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (together with the AMERCO Case, the “Cases”).

WHEREAS, on October 6, 2003, AMERCO, AREC and SAC Holding (the “Proponents”) jointly filed a Joint Plan of Reorganization under Section 1121(a) of the Bankruptcy Code (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) pursuant to Section 1125 of the Bankruptcy Code.

WHEREAS, AMERCO, AREC, SAC Holding and the Official Committee of Unsecured Creditors in the Cases (the “Committee”) entered into a Plan Support Agreement, dated November 12, 2003 (the “Original PSA”), including the AMERCO Term Sheet attached thereto as Exhibit “A” and incorporated by reference therein (the “Original Term Sheet”), concerning the restructuring (the “Restructuring”) of AMERCO and AREC (the “Debtors”) and, in particular, the treatment of holders of AMERCO Unsecured Claims (presently identified as Class 7 Claims under the Plan).

WHEREAS, pursuant to the Original PSA, on November 26, 2003, the Proponents filed the First Amended Joint Plan of Reorganization (the “First Amended Plan”) and the Disclosure Statement Concerning the Debtors’ First Amended Joint Plan of Reorganization (the “First Amended Disclosure Statement”), in order to reflect the agreed terms for the Restructuring as provided in the Original PSA and the Original Term Sheet.

WHEREAS, the First Amended Disclosure Statement was approved by the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) on December 12, 2003.

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WHEREAS, the Debtors, SAC Holding, the Committee and certain individual claimholders signatory thereto entered into an Amended and Restated Plan Support Agreement, dated as of January 15, 2004 (the “Amended PSA”), including the Amended and Restated Term Sheet attached thereto as Exhibit “A” and incorporated by reference therein (the “Amended Term Sheet”), in order to modify the First Amended Plan pursuant to a plan confirmation order to be entered by the Bankruptcy Court incorporating the terms of the Amended PSA and the Amended Term Sheet.

WHEREAS, the First Amended Plan requires the execution and delivery of this Agreement as a condition to the effectiveness thereof.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

    1.  Certain Defined Terms. The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. All terms used herein which are not defined herein are defined in the SAC Notes Indenture and shall have the meanings therein stated. Unless otherwise stated, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document and all schedules, exhibits and attachments thereto as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and of the SAC Notes Indenture and including any agreement, contract or document in substitution or replacement of any of the foregoing. Any reference to any Person shall include its permitted successors and assigns in the capacity in which such Person is referred to, and in the case of any Governmental Authority, any Person or Persons succeeding to its functions and capacities.

“Agreement to Indemnify” means an Agreement to Indemnify substantially in the form of Exhibit D hereto.

“Amended and Restated Promissory Notes” means the Existing SAC Holding Notes which are modified and restated in the manner provided in Section 3(b) hereof. References herein to the Amended and Restated Promissory Notes, and to terms defined in the Amended and Restated Promissory Notes, shall be deemed to be references to such Notes and terms as in effect on the Issue Date and without giving effect to any modifications or supplements thereto after the Issue Date except: (i) modifications to cure any ambiguity, defect or inconsistency that does not adversely affect the interests of the Holders of SAC Holding Senior Notes (as confirmed by an Officer’s Certificate and Opinion of Counsel, as such terms are defined in the SAC Notes Indenture), and (ii) to the extent expressly agreed otherwise pursuant to a supplement to this Agreement executed in accordance with the requirements of Article IX of the SAC Notes Indenture.

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“Discharge” with respect to an obligation means the payment in full in cash of the principal of, and interest and premium (if any) on, such obligation. “Discharged” shall have the correlative meaning.

“Effective Date” as defined in the First Amended Plan.

“Existing SAC Holding Notes” as defined in the First Amended Plan.

“Oxford Note” means that certain Promissory Note in the principal amount of $10,000,000, dated May 7, 1999 from SAC Holding Corporation to Oxford Life Insurance Company.

“SAC Subsidiary Senior Debt” means any Indebtedness of a Subsidiary to the extent outstanding as of the Issue Date, secured by Real Property owned by such Subsidiary.

    2.  SAC Holding Senior Notes. On the Effective Date, SAC Holding and the SAC Notes Trustee shall execute and deliver the SAC Notes Indenture, which shall be in the form attached hereto as Exhibit “A”. SAC Holding shall take all such actions and deliver all such documents as shall be necessary or appropriate to cause the SAC Holding Senior Notes, in the aggregate original principal amount of $200,000,000 (the “SAC Notes Principal Amount”), to be issued on the Effective Date in accordance with the terms of the SAC Notes Indenture and the First Amended Plan.

    3.  Modification and Restatement of Existing SAC Holding Notes. In consideration of the issuance by SAC Holding of the SAC Holding Senior Notes, the Parties agree that the Existing SAC Holding Notes shall be modified and restated effective as of the Effective Date as follows:

          (a)  Reduction of Principal. The aggregate principal amount of the Existing SAC Holding Notes shall be reduced by the SAC Notes Principal Amount, applied as follows:

            (i)  The principal amounts of those Existing SAC Holding Notes identified on Schedule 3(a)(i) hereto shall be reduced to zero, and such Existing SAC Holding Notes shall be cancelled and returned to SAC Holding;

             (ii)  The principal amounts of the Existing SAC Holding Note identified on Schedule 3(a)(ii) hereto shall be reduced to the restated principal amount provided on Schedule 3(a)(ii); and

            (iii)  The principal amounts of the remaining Existing SAC Holding Notes, as identified on Schedule 3(a)(iii) hereto, shall remain unchanged.

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        (b)  Modification of Terms. Each of the Existing SAC Holding Notes (other than the Oxford Note) not cancelled as provided in Section 3(a)(i) above (the “Remaining Existing SAC Notes”) shall be amended and restated as follows: (i) the Remaining Existing SAC Note identified on Schedule 3(a)(ii) shall be amended and restated in the form of the Fixed Rate Note attached hereto as Exhibit “B-1”; and (ii) the Remaining Existing SAC Notes identified on Schedule 3(a)(iii) shall be amended and restated in the form of the Amended and Restated Promissory Note attached hereto as Exhibit “B-2” (as so amended and restated, the “Subordinated Restated Notes”). The Remaining Existing SAC Notes shall be delivered to SAC Holding in exchange for Amended and Restated Promissory Notes in the applicable form and in the same principal amounts, taking into account any reduction in principal pursuant to Section 3(a)(ii) above.

    (c)  SAC Subsidiary Senior Debt. As of the Effective Date, SAC Holding’s Subsidiaries will have outstanding obligations under the SAC Subsidiary Senior Debt in the aggregate principal amount of $429,227,945. The Amended PSA does not contemplate that such SAC Subsidiary Senior Debt will be amended and restated and it will remain a secured, priority obligation of such Subsidiaries.

    4.  Subordination of Subordinated Obligations . The Parties, on their own behalf and on behalf of subsequent transferees of the Subordinated Restated Notes, covenant and agree that the Indebtedness evidenced by, and the payment of principal of and interest on, the Subordinated Restated Notes, and the payment of any declared dividends or distributions to the shareholder of SAC Holding (such Indebtedness, and dividends and distributions, being herein collectively called “Subordinated Obligations”), shall be expressly made subordinate and subordinated in right of payment, to the extent and in the manner provided in this Section 4, to the prior Discharge of the SAC Holding Senior Notes (such principal, interest and premium, including any interest accruing or arising after the date of any filing by SAC Holding of any petition in bankruptcy or the commencement of any bankruptcy, insolvency, or similar proceedings with respect to SAC Holding, whether or not such interest is allowable as a claim in any such proceeding, being herein collectively called the “Senior Obligations”), provided that nothing herein shall prohibit payments in respect of the Subordinated Obligations to the extent specifically permitted under this Section 4.

        (a)  Liquidation, Dissolution or Bankruptcy. Upon any payment or distribution of assets or securities of SAC Holding of any kind or character, whether in cash, property or securities, upon any dissolution or winding-up or total or partial liquidation or reorganization of SAC Holding, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of SAC Holding, all Senior Obligations shall first be Discharged before any direct or indirect payments or distributions, including, without limitation, by exercise of set-off, of any cash, property or securities on account of principal of or interest on the Subordinated Restated Notes, and including also any such payment or distribution that may be payable or deliverable by reason of the payment of any other indebtedness of SAC Holding being subordinated to the payment of the Subordinated Obligations, and to that end the holders of the Senior Obligations shall be entitled to receive (pro rata on the basis of the respective

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amounts of the Senior Obligations held by them) directly, for application to the payment thereof (to the extent necessary to Discharge all Senior Obligations in full after giving effect to any substantially concurrent payment or distribution to or provision for payment to the holders of the Senior Obligations), any payment or distribution of any kind or character, whether in cash, property or securities, to which the holders of the Subordinated Restated Notes would be entitled but for this Section 4.

(b)  Payment of Interest on Subordinated Restated Notes; Distributions to Shareholder of SAC Holding.

                (i)  For so long as not prohibited by Section 4(c) below, SAC Holding may continue to make all payments of Interest (as defined in the Subordinated Restated Notes) required under the Subordinated Restated Notes; provided, however, that for so long as the Senior Obligations remain outstanding and have not been paid in full or discharged, (A) SAC Holding shall make no payments under the Subordinated Restated Notes of Capital Proceeds Contingent Interest (as defined in the Subordinated Restated Notes) or of amounts which constitute Redemption Event Proceeds and (B) SAC Holding shall make no payments under the Amended and Restated Promissory Notes unless SAC Holding has remitted sufficient funds to the SAC Notes Trustee to make the next quarterly interest payment on the SAC Holding Senior Notes.

                (ii)  For so long as not prohibited by Section 4(c) below, SAC Holding may continue to make dividends or distributions to its shareholder to the extent permitted under Section 4.16 of the SAC Notes Indenture; provided, however, that for so long as the Senior Obligations remain outstanding and have not been paid in full or discharged, SAC Holding shall make no dividend or distribution to its shareholder of any amounts which represent Net Capital Proceeds (as defined in the Subordinated Restated Notes) or of amounts which constitute Redemption Event Proceeds.

         (c)  Default on SAC Holding Senior Notes. SAC Holding may not make any direct or indirect payment to any holder of the Subordinated Obligations, upon acceleration or otherwise, if at the time of such payment there exists (i) a Default (as defined in the SAC Notes Indenture) in the payment of any amount owed under the Senior Obligations which has not been cured or waived in writing, (ii) an Event of Default (as defined in the SAC Notes Indenture) which has not been cured or waived in writing, (iii) any other Default under the Senior Obligations that an officer of SAC Holding becomes aware of and has not been cured or waived in writing within five days of such awareness, or (iv) the filing or commencement with a court of competent jurisdiction of an involuntary case under any Bankruptcy Law (as defined in the SAC Notes Indenture) for relief against SAC Holding, which has not been dismissed.

For so long as there exists any Default under the Senior Obligations, any Net Cash Flow Before Debt Service received by SAC Holding shall be delivered to the SAC Notes Trustee and applied to redeem the Senior Obligations pursuant to Section 3.08 of the SAC Notes Indenture.

    (d)  Obligations of the Holders of Subordinated Obligations. In the event that, notwithstanding the foregoing provisions of Section 4 prohibiting such payment or distribution,

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any holder of Subordinated Obligations shall have received any payment or distribution of any kind or character, whether in cash, property or securities, by set-off or otherwise, at a time when such payment is prohibited, then and in such event, such payment or distribution shall be received and held in trust by such holders apart from their other assets and paid over or delivered to the SAC Notes Trustee, who will distribute such funds to holders of the SAC Holding Senior Notes remaining unpaid to the extent necessary to pay in full in cash the Senior Obligations in accordance with their terms.

        (e)  Subrogation. Upon the Discharge of all SAC Holding Senior Notes, the holders of the Subordinated Restated Notes shall be subrogated to the rights of the SAC Holding Senior Notes to receive payments or distributions made to the holders of, or otherwise applied to payment of, the SAC Holding Senior Notes pursuant to the provisions of this Section 4 and to the rights of the holders of SAC Holding Senior Notes to receive payments or distributions of assets of SAC Holding made on the SAC Holding Senior Notes pursuant to the SAC Notes Indenture until the Subordinated Restated Notes shall be Discharged. For the purposes of such subrogation, no payments or distributions to holders of SAC Holding Senior Notes of any cash, property or securities to which holders of the Subordinated Restated Notes would be entitled except for the provisions of this Section 4, and no payment over pursuant to the provisions of this Section 4 to holders of SAC Holding Senior Notes by the holders of the Subordinated Restated Notes, shall, as between SAC Holding, its creditors other than holders of the SAC Holding Senior Notes and the holders of the Subordinated Restated Notes, be deemed to be payment by SAC Holding to or on account of the SAC Holding Senior Notes, it being understood that the provisions of this Section 4 are solely for the purpose of defining the relative rights of the holders of the SAC Holding Senior Notes, on the one hand, and the holders of the Subordinated Restated Notes, on the other hand.

If following the Discharge of the Senior Obligations, any payment or distribution to which the holders of the Senior Obligations would otherwise have been entitled but for the provisions of this Section 4 shall have been applied, pursuant to the provisions of this Section 4, to the payment of the Senior Obligations, then and in each such case, the holders of the Senior Obligations shall pay over and deliver any payments or distributions received by such holders of the Senior Obligations in excess of the amount sufficient to pay all Senior Obligations in full to the holders of the Subordinated Obligations.

        (f)  Obligations of Company Under Subordinated Restated Notes Unconditional. Nothing contained in this Section 4 is intended to or shall impair, as between SAC Holding and the holders of the Subordinated Restated Notes, the obligations of SAC Holding, which are absolute and unconditional, to pay to the holders of the Subordinated Restated Notes the principal of and interest on the Subordinated Restated Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Subordinated Restated Notes and creditors of SAC Holding other than the holders of the Senior Obligations.

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        (g)  Reinstatement. The provisions of this Section 4 shall continue to be effective or be reinstated, and the Senior Obligations shall not be deemed to be paid in full, as the case may be, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by the holder thereof upon the insolvency, bankruptcy or reorganization of SAC Holding or otherwise, all as though such payment had not been made.

        (h)  Reliance by Holders of SAC Holding Senior Notes on Subordination Provisions. The Parties acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each current and future holder of any SAC Holding Senior Notes to acquire and continue to hold, or to continue to hold, such SAC Holding Senior Notes, and such holder of SAC Holding Senior Notes shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such SAC Holding Senior Notes.

        (i)  Limitation on Remedies. For so long as the Senior Obligations remain outstanding and have not been Discharged, the holders of the Subordinated Obligations shall not be entitled to (i) initiate any proceeding for liquidation, dissolution or winding-up of SAC Holding, or for receivership, insolvency, bankruptcy, reorganization or other similar proceeding relative to SAC Holding or its property, (ii) accelerate the maturity of the Subordinated Obligations, or enforce any other rights or remedies relating thereto (including, without limitation instituting suit to recover any Interest (as defined in the Amended and Restated Promissory Note) not paid when due under the Amended and Restated Notes), unless the holders of the SAC Holding Senior Notes have first accelerated such Notes, or (iii) pay or prepay any principal of or interest on the Amended and Restated Promissory Notes prior to the respective dates provided for in the Amended and Restated Promissory Notes; provided, however, that this Section 4(i) will not be interpreted by the Parties hereto as prohibiting the holders of the Subordinated Obligations from enforcing their rights and remedies under this Agreement.

        (j)  Notice by SAC Holding. SAC Holding shall give prompt written notice to the holders of the Subordinated Restated Notes of any fact known to SAC Holding which would prohibit the making of any payment on or in respect of the Subordinated Restated Notes, but failure to give such notice shall not affect the subordination of the Subordinated Restated Notes to the SAC Holding Senior Notes provided in this Section 4. Nothing contained in this Section 4(j) shall limit the right of the holders of SAC Holding Senior Notes to recover payments as contemplated by this Section 4.

        (k)  Proof of Claims. If the holders of the Subordinated Obligations shall have failed to file claims or proofs of claim with respect to the Subordinated Obligations earlier than 30 days prior to the deadline for any such filing, the holders of the Subordinated Obligations shall execute and deliver to the SAC Notes Trustee such powers of attorney, assignments or other instruments as the SAC Notes Trustee may reasonably request to file such claims or proofs of claim.

         (l)  No Waiver of Subordination Provisions. No right of the SAC Notes Trustee or any holder of Senior Obligations to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of SAC

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Holding or by any act or failure to act, in good faith, by the SAC Notes Trustee or any holder of Senior Obligations, or by any non-compliance by SAC Holding with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof the SAC Notes Trustee or any holder of Senior Obligations may have or be otherwise charged with.

Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Obligations may, at any time and from time to time, without the consent of or notice to the holders of the Subordinated Obligations, without incurring responsibility to the holders of the Subordinated Obligations and without impairing or releasing the subordination provided in this Section 4, do any one or more of the following: (a) change the time, manner or place of payment of Senior Obligations, or otherwise modify or supplement in any respect any of the provisions of the SAC Note Indenture or any other instrument evidencing or relating to any of the Senior Obligations; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Obligations, (c) release any Person liable in any manner for the collection of Senior Obligations; and (d) exercise or refrain from exercising any rights against the SAC Holding and any other Person.

    5.  Payment of Expenses. In consideration of SAC Holding becoming proponents of the Plan, entering into this Agreement and issuing the SAC Holding Senior Notes, AMERCO shall:

        (a)  reimburse to, or pay on behalf of, SAC Holding, reasonable attorneys’ fees incurred by SAC Holding in connection with the preparation, negotiation and implementation of this Agreement, not to exceed $500,000;

        (b)  reimburse to, or pay on behalf of, SAC Holding, any and all reasonable, direct out of pocket expenses (including reasonable attorneys’ and accountants fees and trustee’s fees, but excluding the payment of principal, premium, if any, and interest in respect of the SAC Holding Senior Notes and any other amount payable by SAC Holding pursuant to the terms of the SAC Note Indenture) incurred by SAC Holding in connection with its reporting or other compliance obligations under the SAC Notes Indenture or this Agreement; provided, however, that AMERCO shall not be obligated to reimburse or pay any such expenses over and above an aggregate amount of $1 million for any twelve-month period; and

        (c)  enter into the Agreement to Indemnify.

    6.  No Amendment of Subordinated Notes. SAC Holding will not amend, nor agree to amend, the provisions of Section 2 of the Subordinated Restated Notes.

    7.  Shareholder Consent. On or before the Effective Date, SAC Holding shall deliver or cause to be delivered to the other Parties hereto the SAC Shareholder Consent attached hereto as Exhibit “C,” duly executed by the sole shareholder of SAC Holding.

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    8.  (a)Delivery of AMERCO Reports. AMERCO agrees to timely provide to SAC Holding all financial statements, reports and other information of AMERCO required to be provided by SAC Holding to the SAC Notes Trustee pursuant to Section 4.03 of the SAC Notes Indenture, including any inclusion of, or reference to, such financial statements, reports and information as provided in Section 4.03(b)(i), 4.03(b)(ii) or 4.03(b)(iii) in the SAC Notes Indenture.

        (b) Separate Presentation. AMERCO agrees that so long as SAC Holding is part of a consolidated group with AMERCO, to enable SAC Holding to meet its obligations under Section 4.14(b)(v) of the SAC Notes Indenture, AMERCO will comply with the applicable provisions of Section 4.14(b)(v) of the SAC Notes Indenture.

    9.  Conditions. The obligations of the Parties hereunder are conditioned upon the satisfaction or waiver of the following conditions:

        (a)  Confirmation. The Bankruptcy Court shall have entered an order (the “Confirmation Order”) confirming the First Amended Plan on substantially the same terms as presently contained therein, subject to modification as provided in the Amended PSA and Amended Term Sheet;

        (b)  Approval of Agreement. The Confirmation Order shall contain an express approval by the Bankruptcy Court of this Agreement, supported by findings of fact and conclusions of law consistent, in all material respects, with the following:

            (i)  that SAC Holding is solvent as the date of the issuance of the SAC Holding Senior Notes and will not be rendered insolvent as a result of the issuance of the SAC Holding Senior Notes;

            (ii)  that SAC Holding has received, as part of the transactions contemplated by this Agreement, reasonably equivalent value in exchange for the issuance of the SAC Holding Senior Notes;

            (iii)  that SAC Holding has acted in good faith and has entered into this Agreement without any actual intent to hinder, delay, or defraud its creditors;

            (iv)  that, for purposes of Section 1145(a) for the Bankruptcy Code only, SAC Holding is an affiliate of the Debtors; and

            (v) that the issuance of the SAC Holding Senior Notes by SAC Holding is exempt from registration under section 5 of the Securities Act of 1933 and any state

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or local law requiring registration for the offer or issuance of the SAC Holding Senior Notes pursuant to Section 1145(a) of the Bankruptcy Code.

        (c)  Effective Date. The Effective Date shall have occurred on or before March 31, 2004.

    10.  Representations and Warranties. Each of the Parties represents and warrants to each of the other Parties that the following statements are true, correct and complete as of the date hereof:

        (a)  It has all requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by, and perform its respective obligations under, this Agreement.

        (b)  The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part; and the execution, delivery and performance of this Agreement do not require the approval or consent of any shareholder or other owner or the holder or trustee of any debt or other of its obligations which has not been obtained.

        (c)  This Agreement constitutes the valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

        (d)  The execution, delivery and performance by it of this Agreement do not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its certificate of incorporation or by-laws or those of any of its subsidiaries or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party or under its certificate of incorporation or by-laws or other organizational documents.

        (e)  The execution, delivery and performance by it of this Agreement do not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body.

        (f) SAC Holding represents and warrants that the findings of fact listed in Section 9(b) hereof are true and correct as of the date of this Agreement.

    11.  Effectiveness; Amendments. This Agreement shall be effective and binding immediately upon execution by all Parties hereto. This Agreement may not be amended except by a writing executed by all Parties hereto. This Agreement shall survive the Effective Date and

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remain in effect for so long as the SAC Holding Senior Notes remain outstanding and not discharged in accordance with the terms of the SAC Notes Indenture.

    12.  Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provision that would require the application of the law of any other jurisdiction.

    13.  Specific Performance. The Parties hereto acknowledge that the damages resulting to a Party by reason of the breach of this Agreement by any other Party would be extremely difficult to ascertain, that the non-breaching party would suffer irreparable damage as a result of such breach, and that the non-breaching Party would have no adequate remedy at law for such breach. Accordingly, a non-breaching Party shall have the right to injunctive relief to require specific performance of this Agreement by any breaching Party.

    14.  Notices. All notices and consents hereunder shall be in writing and shall be deemed to have been duly given upon receipt if personally delivered by courier service, messenger, telecopy, or by certified or registered mail, postage prepaid return receipt requested, to the following addresses, or such other addresses as may be furnished hereafter by notice in writing, to the following parties:

If to AMERCO:

AMERCO
1325 Airmotive Way, Suite 100
Reno, NV 89502-3239
Facsimile No.: (775) 688-6338
Attn: Secretary

with a copy to:

Squire, Sanders & Dempsey L.L.P.
Two Renaissance Square
40 North Central Avenue, Suite 2700
Facsimile No.: (602) 253-8129
Attn: Christopher D. Johnson

If to SAC Holding:

SAC Holding Corporation
SAC Holding II Corporation
715 South Country Club Drive
Mesa, Arizona 85210
Facsimile No.: (480) 835-5478
Attn: President

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With a copy to:

Torys LLP
237 Park Avenue
New York, New York 10017
Facsimile No.: (212) 682-0200
Attn: Miroslav M. Fajt

If to the SAC Notes Trustee:

Law Debenture Trust Company of New York
767 Third Avenue, 31st Floor
New York, NY 10017, (212) 750-7464
Attn:

    15.  Representation by Counsel. Each Party acknowledges that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

    16.  Headings. The headings of the paragraphs and subparagraphs of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

    17.  Successors and Assigns. This Agreement is intended to bind and inure to the benefit of the Parties and their respective permitted successors, assigns, heirs, executors, administrators and representatives.

    18.  Several, Not Joint, Obligations. The agreements, representations and obligations of the Parties under this Agreement are, in all respects, several and not joint.

    19.  Prior Negotiations. This Agreement supersedes all prior negotiations with respect to the subject matter hereof. To the extent any prior negotiations, including the Amended PSA, are inconsistent with this Agreement or the SAC Notes Indenture, the terms of this Agreement and the SAC Notes Indenture will control.

    20.  Counterparts. This Agreement (and any modifications, amendments, supplements or waivers in respect hereof) may be executed in one or more counterparts by manual or facsimile signature, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

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    21.  Third-Party Beneficiaries. This Agreement shall be solely for the benefit of the Parties and holders of the SAC Holding Senior Notes, and no other person or entity shall be a third party beneficiary hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

AMERCO, a Nevada corporation

By: _____________________________________
Its President

SAC HOLDING CORPORATION, a Nevada corporation

By: _____________________________________
Its President

SAC HOLDING II CORPORATION, a Nevada corporation

By: _____________________________________
Its President

U-HAUL INTERNATIONAL, INC., a Nevada corporation

By: ______________________________________
Its President

LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Trustee for the Benefit of the Holders of the SAC Holding Senior Notes

By: _____________________________________
Its Authorized Officer

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Schedule 3(a)(i)

Promissory Note dated as of February 1, 1998 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $100,000, as amended (relating to real property owned by SAC Holding Corporation)

Promissory Note dated as of August 1, 2001 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $110,000 (relating to real property owned by SAC Holding Corporation).

Promissory Note dated as of August 1, 2001 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $430,000 (relating to real property owned by SAC Holding Corporation).

Promissory Note dated as of February 1, 1998 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $400,000 (relating to real property owned by SAC Holding Corporation).

Promissory Note dated as of February 27, 1997 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $14, 271, 115.19 and subsequently increased to $17,000,000, as amended (relating to the real property owned by Three SAC Self-Storage Corporation).

Restated Consolidated Promissory Note dated as of June 30, 2003 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $3,103,687.15 (relating to the property owned by Four SAC Self-Storage Corporation).

Promissory Note dated as of May 7, 1999 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $50,000,000, as amended (relating to real property owned by Six SAC Self-Storage Corporation, Eight SAC Self-Storage Corporation, Nine SAC Self-Storage Corporation, Ten SAC Self-Storage Corporation and Eleven SAC Self-Storage Corporation).

Promissory Note dated as of May 7, 1999 by SAC Holding Corporation to the order of U-Haul International, Inc. in the original principal amount of $30,000,000, as amended (relating to real property owned by Six SAC Self-Storage Corporation, Eight SAC Self-Storage Corporation, Nine SAC Self-Storage Corporation, Ten SAC Self-Storage Corporation and Eleven SAC Self-Storage Corporation).

Promissory Note dated as of August 20, 2000 by SAC Holding Corporation to the order of U-Haul International, Inc. in the original principal amount of $5,000,000, as amended (relating to the real property owned in fee by CST Nominee, Inc. and beneficially by Securespace Limited Partnership).

Promissory Note dated as of March 22, 2001 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $30,000,000, as amended

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(relating to the real property owned by Twelve SAC Self-Storage Corporation and Thirteen SAC Self-Storage Corporation).

Promissory Note dated as of June 8, 2001 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $25,000,000, as amended (relating to the real property owned by Fourteen SAC Self-Storage Corporation and Seventeen SAC Self-Storage corporation).

Promissory Note dated as of January 29, 2001 by SAC Holding Corporation to the order of U-Haul International, Inc. in the original principal amount of $10,500,000, as amended (relating to the real property owned by Fifteen SAC Self-Storage Corporation and Sixteen SAC Self-Storage corporation).

Promissory Note dated as of June 30, 2003 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $58,000,000 (relating to the real property owned by Nineteen SAC SAC Self-Storage Limited Partnership).

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Schedule 3(a)(ii)

Restated Consolidated Promissory Note dated as of June 30, 2003 by SAC Holding Corporation to the order of Nationwide Commercial Co. in the original principal amount of $80,000,000 (relating to the property owned by Five SAC Self-Storage Corporation)

This Note shall be amended and restated in the form of the Fixed Rate Note set forth on Exhibit B-1 of the SAC Participation and Subordination Agreement, and shall be issued to U-Haul International, Inc. and reduced to the restated principal amount of up to $58,000,000.

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Schedule 3(a)(iii)

Promissory Note dated as of December 20, 2001 by SAC Holding Corporation to the order of U-Haul International, Inc. in the original principal amount of $21,000,000 (relating to the real property owned by Eighteen SAC Self-Storage Corporation)

Promissory Note dated as of January 11, 2002 by SAC Holding Corporation to the order of U-Haul International, Inc. in the original principal amount of $47,500,000 (relating to the real property owned by Twenty SAC Self-Storage Corporation, Twenty-One SAC Self-Storage Corporation, Twenty-Two SAC Self-Storage Corporation and Twenty-Three SAC Self-Storage Corporation)

Promissory Note dated as of March 7, 2002 by SAC Financial Corporation to the order of U-Haul International, Inc. in the original principal amount of $152,305,252 (relating to the real property owned by Twenty-Four SAC Self-Storage Limited Partnership, Twenty-Five SAC Self-Storage Limited Partnership, Twenty-Six SAC Self-Storage Limited Partnership and Twenty-Seven SAC Self-Storage Limited Partnership) and shall be reduced to the restated principal amount of up to $76,000,000.

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EXHIBIT “A”

SAC NOTES INDENTURE

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EXHIBIT “B-1”

FORM OF FIXED RATE NOTE

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EXHIBIT “B-2”
FORM OF SUBORDINATED RESTATED NOTES

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                        EXHIBIT “C”

SAC SHAREHOLDER CONSENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, pursuant to that certain SAC Participation and Subordination Agreement dated March 15, 2004 (the “Agreement”), by and among SAC Holding, AMERCO, U-Haul International, Inc. and the SAC Notes Trustee, the undersigned (the sole shareholder of SAC Holding) hereby consents to the execution delivery and performance of the Agreement by SAC Holding in accordance with its terms, and expressly consents to and agrees to be bound by the provisions of Section 4 of the Agreement which limit or prohibit the payment of dividends or distributions to the shareholder of SAC Holding, as amended from time to time in accordance with the Agreement, to the full extent as though the undersigned was a party thereto.

The undersigned acknowledges that the Parties to the Agreement are expressly and reasonably relying upon this Consent in entering into and performing their obligations under the Agreement.

Capitalized terms used but not defined herein shall have the meanings provided for such terms in the Agreement.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Consent as of the 15th day of March, 2004.

BLACKWATER INVESTMENTS, INC., a Nevada corporation
By: _____________________________________

Its: _____________________________________

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EXHIBIT D

AGREEMENT TO INDEMNIFY

THIS AGREEMENT TO INDEMNIFY (this "Agreement") is dated as of March ___, 2004 and is by AMERCO, a Nevada corporation ("Indemnitor") in favor of the Indemnified Persons (as defined below).

WHEREAS, as consideration for SAC Holding Corporation and SAC Holding II Corporation being proponents of the Amended Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company, as the same may be amended from time to time (the "Plan"), and the undertaking by such entities of the transactions required or contemplated thereby, Indemnitor desires to indemnify the Indemnified Persons as provided herein, and the Indemnified Persons require such indemnification from AMERCO.

NOW THEREFORE, it is agreed that Indemnitor shall pay, indemnify, defend, and hold SAC Holding Corporation, a Nevada corporation, SAC Holding II Corporation, a Nevada corporation, Mark V. Shoen and Charlene Shoen, husband and wife, individuals, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (if any) (each, an “Indemnified Person” and collectively, the "Indemnified Persons") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement or performance of any agreement required or contemplated by the Plan (including, without limitation, the SAC Holdings Senior Notes Indenture (as defined in the Plan), the SAC Holdings Participation and Subordination Agreement (as defined in the Plan) and the Amended and Restated SAC Holding Notes (as defined in the SAC Holdings Senior Notes Indenture)) and (b) with respect to any investigation, litigation, or proceeding related to any agreement required or contemplated by the Plan (including, without limitation, the SAC Holdings Senior Notes Indenture, the SAC Holdings Participation and Subordination Agreement and the Amended and Restated SAC Holding Notes), or the use of the proceeds under any of the foregoing (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, Indemnitor shall have no obligation to any Indemnified Person under this Agreement with respect to any otherwise Indemnified Liability (i) arising out of or in connection with any payment default or other default under the SAC Holdings Participation and Subordination Agreement, the Amended and Restated SAC Holding Notes and the SAC Holdings Senior Note Indenture, other than any default resulting primarily from the failure of the Indemnitor to comply with any contractual obligation to which it is subject, or (ii) that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This Agreement shall survive the termination of all agreements required or contemplated under the Plan (including, without limitation, the SAC Holdings Senior Notes Indenture, the SAC Holdings Participation and Subordination Agreement and the Amended and Restated SAC Holding Notes), and the repayment of the obligations thereunder. If any Indemnified Person makes any payment to any

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other Indemnified Person with respect to an Indemnified Liability as to which Indemnitor was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Indemnitor with respect thereto.

IN WITNESS WHEREOF, the undersigned executes this Agreement as of the date first set forth above.

AMERCO, a Nevada corporation

By: _____________________________

Its: _____________________________

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EXHIBIT G

This instrument is subject to that certain SAC Participation and Subordination Agreement ( the "PSA") dated as of March 15, 2004 among SAC Holding Corporation, SAC Holding II Corporation (collectively, "SAC Holding"), AMERCO, U-Haul International, Inc., and Law Debenture Trust Company of New York, Inc., as Trustee under that certain Indenture with respect to the 8.5% Senior Notes due 2014 of SAC Holding

AMENDED AND RESTATED PROMISSORY NOTE

Maximum principal amount of up to                                                                Dated as of March 1, 2004

$21,000,000.00

FOR VALUE RECEIVED, the undersigned SAC Holding Corporation, a Nevada corporation (the "Maker" or the "undersigned"), promises to pay to the order of U-Haul International, Inc. a Nevada corporation, ("Payee"), at the principal office of the Payee at 2721 North Central Avenue, Phoenix, Arizona 85004 or at such other place or places as Payee may from time to time designate in writing, the principal sum of up to Twenty-One Million and no/100th Dollars ($21,000,000.00), or, if less, the aggregate unpaid principal amount of the Loan made by Payee to Maker, with Interest on the principal balance outstanding from time to time, all as hereinafter set forth.

1. Definitions. As used in this Note, each of the following terms shall have the following meanings, respectively:

"Accrual Rate": shall mean the annual interest rate of nine percent (9%).

"Additional Interest": shall mean and include both Cash Flow Contingent Interest and Capital Proceeds Contingent Interest.

"Basic Interest": shall have the meaning given it in Section 2(a) below.

"Capital Proceeds Contingent Interest": shall have the meaning given it in Section 2(h)(i) below.

"Cash Flow Contingent Interest": shall have the meaning given it in Section 2(e) below.

"Catch-Up Payment": shall have the meaning given it in Section 2(d).

"Deferred Interest": shall have the meaning given it in Section 2(a).

"GAAP": shall mean generally accepted accounting principles as used and understood in the United States of America from time to time.

              "Gross Receipts": shall mean, for any period all gross receipts, revenues and income of any and every kind collected or received by or for the benefit or account of Maker and the Property Owner during such period arising from the ownership, rental, use, occupancy or operation

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of the Real Property. Gross Receipts shall include, without limitation, all receipts from all tenants, licensees, customers and other occupants and users of the Real Property, including, without limitation, rents, security deposits and the like, interest earned and paid or credited on all Maker's or the Property Owner's deposit accounts related to the Real Property, all proceeds of rent or business interruption insurance, and the proceeds of all casualty insurance and eminent domain awards to the extent not applied, or reserved and applied within six (6) months after the creation of such reserve, to the restoration of the Real Property. Gross Receipts shall include the dealer commission payable from U-Haul International, Inc. (or affiliate thereof) to Maker (or affiliate thereof) for the rental of U-Haul equipment at the Real Property; provided however that such dealer commissions payable shall not be included in Gross Receipts until the 15th day of the month following the month in which such rental occurred, all in accordance with the customary procedure for the payment of dealer commissions. Gross Receipts shall not include any capital contributed to Maker or proceeds from any loan made to Maker or proceeds from the sale of any Real Property. Any receipt included within Gross Receipts in one period shall not be included within Gross Receipts for any other period (i.e., no item of revenue or receipts shall be counted twice).

"Highest Lawful Rate": shall mean the maximum rate of interest which the Payee is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

"Interest": shall mean Basic Interest and Additional Interest.

"Loan": shall mean the unsecured loan in the amount of up to $21,000,000.00 made by Payee to Maker and evidenced by this Note, or up to such amount as may have been advanced by Payee to Maker from time to time.

"Management Fee": shall mean the fee paid to the Property Manager pursuant to the Property Management Agreement.

"Maturity Date": shall mean the first to occur of: (i) the Stated Maturity Date; (ii) the date on which the unpaid principal balance of, and unpaid Interest on, this Note shall become due and payable on account of acceleration by Payee and (iii) the date on which a Triggering Event occurs.

"Net Capital Proceeds": shall have the meaning given it in Section 2(h)(iv) below.

"Net Cash Flow": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the sum of Interest paid during such period and Operating Expenses paid for and with respect to such period; but Net Cash Flow for any period shall not be less than zero.

"Net Cash Flow Before Debt Service": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the Operating Expenses for and with respect to such period.

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"Note": shall mean this Amended and Restated Promissory Note as it may be amended, modified, extended or restated from time to time, together with all substitutions and replacements therefor.

"Operating Expenses": shall mean, for any period, all cash expenditures of Maker and the Property Owner actually paid (and properly payable) during such period for (i) real and personal property taxes on the Real Property; (ii) principal and interest on the secured Real Property debt; (iii) premiums for liability, property and other insurance on the Real Property; (iv) the Management Fee; (v) sales and rental taxes relating to the Real Property; and (vi) normal, reasonable and customary operating expenses of the Real Property. In no event shall Operating Expenses include amounts distributed to the partners or shareholder's of Maker or the Property Owner, any payments made on the Loan or any other loan obtained by Maker, amounts paid out of any funded reserve expressly approved by Payee, if any, non-cash expenses such as depreciation, or any cost or expense related to the restoration of the Property in the event of a casualty or eminent domain taking paid for from the proceeds of insurance or an eminent domain award or any reserve funded by insurance proceeds or eminent domain awards.

"Pay Rate": shall mean a rate per annum equal of two percent (2.0%).

"Pay Rate Interest": shall mean the interest on the unpaid principal balance of this Note from time to time outstanding at the Pay Rate.

"Person": shall mean any corporation, natural person, firm, joint venture, general partnership, limited partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

"Property Manager": shall have the meaning given it in Section 6(f) below.

"Property Management Agreement": shall have the meaning given such term in Section 6(f) below.

"Property Owner" means Eighteen SAC Self-Storage Corporation, a Nevada corporation.

"Real Property" means the real property owned by Property Owner from time to time.

"SAC Holding Senior Notes": shall mean the 8.5% Senior Notes due 2014 of SAC Holding Corporation and SAC Holding II Corporation.

"SAC Notes Indenture": shall mean that certain Indenture with respect to the SAC Holding Senior Notes.

                                "Sale": shall mean any direct or indirect sale, assignment, transfer, conveyance,

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 lease or disposition of any kind whatsoever of (i) the Real Property or any portion thereof (excluding leases and licenses in the ordinary course of business, the granting of easements, servitudes, rights-of-way, dedications and like interests in the ordinary course of business and conveyances pursuant to condemnations or eminent domain) or (ii) 25% or more (in the aggregate of all such sales, assignments, transfers, conveyances or dispositions made at any time or from time to time, taken together) of the equity interests in Property Owner.

"Stated Maturity Date": shall mean the earlier of (i) January 1, 2022 and (ii) from and after April 1, 2014, on demand by Payee.

"Triggering Event": shall have the meaning given it in Section 2(h)(ii) below.

    2. Interest.

(a) Basic Interest Rate Prior to Maturity. From the date hereof through and including the Maturity Date, interest ("Basic Interest") shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate. Notwithstanding the foregoing, on the first business day of each month commencing on March 1, 2004 and through the Maturity Date, Maker shall pay to Payee Pay Rate Interest on the unpaid principal balance of this Note. The remainder of the Basic Interest ("Deferred Interest") shall be deferred and shall bear interest at the Accrual Rate, and shall be payable as and at the time provided in Section 2(d) below. Any accrued interest on the Deferred Interest shall be considered part of Deferred Interest.

All interest hereunder shall be payable monthly in arrears, on the first business day of each month.

(b) Post-Maturity Basic Interest. From and after the Maturity Date, Basic Interest shall accrue and be payable on the outstanding principal balance hereof until paid in full at an annual rate equal to fifteen percent (15%) and such interest shall be payable upon demand.

(c) Computations. All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

(d) Deferred Interest. Deferred Interest shall be paid as follows:

(i) On each monthly date for the payment of Basic Interest, Maker shall pay an amount, if any (the "Catch-Up Payment"), equal to the lesser of (i) the aggregate outstanding Deferred Interest on the last day of the month for which such payment is being made and (ii) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that month an amount equal to twice the Pay Rate Interest for such period;

(ii) All unpaid Deferred Interest shall be paid on the Maturity Date; and

(iii) No payment of Deferred Interest may, when added to all other payments of Interest or payments construed as interest, shall exceed the Highest Lawful Rate.

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(e) Cash Flow Contingent Interest. In addition to Basic Interest and Deferred Interest, on each date on which Basic Interest is payable hereunder, Maker shall pay to Payee interest ("Cash Flow Contingent Interest") in an amount equal to the amount (if any) by which (i) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that month an amount equal to twice the Pay Rate Interest for such period (each calculated as of that date) exceeds (ii) the Catch-Up Payment paid on that date by Maker to Payee.

(f) Statements; Adjustment of Payments. Within thirty (30) days following the due date for each payment of Basic Interest, Maker shall, upon the request of Payee, deliver to Payee a statement of operations of the Real Property for the month or other period with respect to which such Basic Interest is due, showing in reasonable detail and in a format approved by Payee the respective amounts of, and the method of calculating Gross Receipts, Operating Expenses, Net Cash Flow, Catch-Up Payment and Cash Flow Contingent Interest for the preceding month, as well as (if requested by Payee) all data reasonably necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five years after the end of the month to which they relate. Payee shall have the right to inspect, copy and audit such books of account and records during reasonable business hours, and upon prior reasonable notice to Maker, for the purpose of verifying the accuracy of any payments made on account of any interest payments made hereunder. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

(g) Prorations of Cash Flow Contingent Interest. All interest shall be equitably prorated on the basis of a 360-day year for any partial month in which the term of the Loan commences or in which the Note is paid in full.

(h) Capital Proceeds Contingent Interest.

(i) Capital Proceeds Contingent Interest Defined. Subject to Section 2(i) hereof, Maker shall pay to Payee, in addition to Pay Rate Interest, Deferred Interest and Cash Flow Contingent Interest, at the time or times and in the manner hereinafter described, an amount equal to ninety percent (90%) of the Net Capital Proceeds resulting from, or determined at the time of, any of the Triggering Events described below (collectively, "Capital Proceeds Contingent Interest").

(ii) Events Triggering Payment of Net Capital Proceeds. Subject to Section 2(i) hereof, Capital Proceeds Contingent Interest shall be due and payable concurrently with the occurrence of each and every one of the following events (collectively "Triggering Events", and individually, a "Triggering Event"):

(A) Property Sale or Financing. The closing of any Sale or refinancing of the Real Property (any such event is hereinafter collectively referred to as a "Sale or Financing");

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(B) Default Occurrence. The occurrence of any Event of Default and the acceleration of the maturity of the Loan on account thereof (hereinafter collectively referred to as a "Default Occurrence"); and

(C) Maturity Occurrence. The occurrence of the Maturity Date (the "Maturity Occurrence").

(iii) Notice of Triggering Event: Time for Payment of Capital Proceeds Contingent Interest. Maker shall notify Payee of the occurrence of a Triggering Event, and shall pay Payee the full amount of any applicable Capital Proceeds Contingent Interest which is payable in connection therewith, as follows:

(A) In the case of any Sale or Financing or the Maturity Occurrence, Maker shall give Payee written notice of any such Triggering Event not less than forty-five (45) days before the date such Triggering Event is to occur. Any Capital Proceeds Contingent Interest due Payee on account of any Sale or Financing or the Maturity Occurrence shall be due and payable to Payee within ninety (90) days of the date on which such Triggering Event occurs.

(B) In the case of a Default Occurrence, no notice of such a Triggering Event need be given by Maker. In such event, payment of any and all Capital Proceeds Contingent Interest on account of the Default Occurrence shall be immediately due and payable upon acceleration of the maturity of the Loan.

(iv) Determination of Net Capital Proceeds. Net Capital Proceeds resulting from a Triggering Event shall be determined as follows:

(A) Net Capital Proceeds From Sale or Financing. Except as provided in Section 2(h)(iv)(B) below, in the event of a Sale or Financing, "Net Capital Proceeds" shall be the amount which is equal to: (i) the Gross Capital Proceeds (as hereinafter defined) realized from the Real Property minus (ii) the sum of: (aa) reasonable brokerage commissions (excluding any payments to any affiliate of Maker to the extent such payments exceed those which would have been due as commissions to a non-affiliate broker rendering identical services), title insurance premiums, documentary transfer or stamp taxes, mortgage taxes, environmental report fees, escrow fees and recording charges, appraisal fees, reasonable attorneys' fees and costs, and sales taxes, in each case actually paid or payable by Maker (or Property Owner) in connection with the Sale or Financing, (bb) all payments of principal, Basic Interest and Cash Flow Contingent Interest payable to Payee on account of this Note from the proceeds of such Sale or Financing, and (cc) an amount equal to all payments of principal, interest and yield maintenance and/or defeasance fees and expenses due and payable on any senior loans, if any (including, without limitation the SAC Holding Senior Notes), made from the proceeds of such Sale or Financing. For purposes of this Section 2(h), "Gross Capital Proceeds" shall mean the gross proceeds of whatever form or nature payable directly or indirectly to or for the benefit or account of Maker in connection with such Sale or Financing, including, without limitation: cash, the outstanding balance of any financing which will remain as a lien or encumbrance against the Real Property or any portion thereof following such Sale or Financing (but

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only in the case of a Sale, and not in the case of an encumbrance), and the cash equivalent of the fair market value of any non-cash consideration, including the present value of any promissory note received as part of the proceeds of such Sale or Financing (valued at a market rate of interest).

                      (B) Net Capital Proceeds In Connection With a Default or Maturity Occurrence. In the event of a Default Occurrence or the Maturity Occurrence when no Sale or Financing has occurred, the "Net Capital Proceeds" shall equal: (i) the fair market value of the Real Property determined as of the date of such Triggering Event in accordance with Section 2(h)(v) below, minus (ii) the sum of (aa) the outstanding principal balance, together with accrued but unpaid Basic Interest on this Note and (bb) the outstanding principal balance of, and accrued but unpaid interest on, the secured Real Property debt.

(v) Determination of Fair Market Value. The fair market value of the Real Property shall be determined for purposes of this Note as follows:

(A) Partial Sale. In the event of a Sale of a portion of the Real Property, Payee shall select an experienced and reputable appraiser to prepare a written appraisal report of the fair market value of the Real Property in accordance with clause (C) below, and the appraised fair market value submitted to Payee by such appraiser shall be conclusive for purposes of this Note.

(B) Other Occurrences. In all other circumstances the fair market value of the Real Property shall be deemed to equal the result of dividing the Net Cash Flow Before Debt Service for the immediately preceding fiscal year by ten percent (10%). However, if the Net Cash Flow Before Debt Service for the immediately preceding fiscal year has been lowered because of unusually high Operating Expenses during such fiscal year the fair market value of the Real Property may, at the option of the Maker be determined by dividing by ten percent (10%) the mean average of the Net Cash Flow Before Debt Service of the Real Property for the three immediately preceding fiscal years of the Real Property.

(C) Appraisal Standards and Assumptions. In making any determination by appraisal of fair market value, the appraiser(s) shall assume that the improvements then located on the Real Property constitute the highest and best use of the property. If the Triggering Event is a Sale or Financing, the appraiser(s) shall take the sales price into account, although such sales price shall not be determinative of fair market value. Each appraiser selected hereunder shall be an independent MAI-designated appraiser with not less than ten years' experience in commercial real estate appraisal in the general geographical area where the Real Property is located.

(vi) Statement, Books and Records. With each payment of Capital Proceeds Contingent Interest, Maker shall furnish to Payee a statement setting forth Maker's calculation of Net Capital Proceeds and Capital Proceeds Contingent Interest and shall provide a detailed breakdown of all items necessary for such calculation. For a period of five years after each payment of Capital Proceeds Contingent Interest, Maker shall keep and maintain full and accurate books and records adequate to correctly reflect each such item. Said books and records shall be available for Payee's

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inspection, copying and audit during reasonable business hours following reasonable notice for the purpose of verifying the accuracy of the payments made on account of Capital Proceeds Contingent Interest. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

                (viii) Negative Capital Proceeds Contingent Interest. Notwithstanding any other provision of this Agreement, Payee shall not be responsible or liable in any respect to Maker or any other Person for any reduction in the fair market value of the Real Property or for any contingency, condition or occurrence that might result in a negative number for Capital Proceeds Contingent Interest. If at any time it is calculated, Capital Proceeds Contingent Interest shall be a negative amount, no Capital Proceeds Contingent Interest shall at that time be payable to Payee, but Payee shall in no way be liable for any such negative amount and there shall be no deduction or offset for such negative amount at any time when Capital Proceeds Contingent Interest shall be subsequently calculated.

(i) Limitation on Capital Proceeds Contingent Interest while SAC Holding Senior Notes Remain Outstanding. Notwithstanding anything to the contrary herein, in the event a Triggering Event takes place at any time while all or any portion of the SAC Holding Senior Notes is outstanding, the payment of any Capital Proceeds Contingent Interest on account of such occurrence shall be deferred as hereinafter provided, and any amounts constituting Excess Sale Proceeds or Excess Refinancing Proceeds under the SAC Notes Indenture related to such occurrence shall be applied to redeem or repurchase the SAC Holding Senior Notes, in accordance with the terms of the SAC Notes Indenture, it being agreed that payment of Capital Proceeds Contingent Interest is subordinate to the payment in full of the SAC Holding Senior Notes. Subject to the terms of the SAC Notes Indenture and the PSA, Capital Proceeds Contingent Interest shall be paid within five years of the occurrence of such Triggering Event.

3. Usury Savings Clause. The provisions of this Section 3 shall govern and control over any inconsistent provision contained in this Note. The Payee hereof shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section 3, the word "interest" shall be deemed to include Basic Interest, Additional Interest and any other sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event the Payee ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Payee shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Payee shall refund to

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Maker the amount of such excess or credit the amount of such excess against the principal of this Note, and, in such event, the Payee shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate.

       4. Payments.

(a) Interest. Maker promises to pay to Payee Basic Interest and Additional Interest the respective amounts, and at the respective times provided in Section 2 hereinabove. No principal payments shall be due hereunder except as required at the Maturity Date. Each payment of Basic Interest (including without limitation, Deferred Interest) and Additional Interest shall be payable in Phoenix, Arizona (or at any other place which Payee may hereafter designate from time to time for such purpose in a notice duly given to Maker hereunder), not later than noon, Pacific Standard Time, on the date due thereof; and funds received after that hour shall be deemed to have been received by the Payee on the next following business day. Whenever any payment to be made under this Note shall be stated to be due on a date which is not a business day, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable at the applicable rate during such extension.

(b) Principal. The principal amount of this Note, together with all accrued but unpaid Interest, shall be due and payable upon the Maturity Date.

(c)  Late Payment Charges. If any amount of Interest, principal or any other charge or amount which becomes due and payable under this Note is not paid and received by the Payee within five business days after the date it first becomes due and payable, Maker shall pay to the Payee hereof a late payment charge in an amount equal to five percent (5%) of the full amount of such late payment, whether such late payment is received prior to or after the expiration of the ten-day cure period set forth in Section 8(a). Maker recognizes that in the event any payment hereunder (other than the principal payment due upon Maturity Date, whether by acceleration or otherwise) is not made when due, Payee will incur extra expenses in handling the delinquent payment, the exact amount of which is impossible to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment is a reasonable estimate of the expenses reasonably anticipated to be so incurred.

(d) Prepayment. Maker shall have the right to prepay this Note, without penalty, in whole or in part, at any time in Maker's discretion.

5. Representations and Warranties of Maker. Maker represents and warrants to Payee, as of the date hereof, that:

(a) Due Authorization. Maker is a corporation duly organized and validly existing under the laws of the state of its organization, and has the power and authority to execute and deliver this Note and consummate the transactions contemplated hereby;

                               (b) No Violation. Maker's execution, delivery and performance of its obligations under this Note do not and will not violate the articles of incorporation or by-laws of Maker and will

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 not violate, conflict with or constitute a default under any agreement to which Maker is a party;

(c) Consents. No consents, approvals, filings, or notices of, with or to any Person are required on the part of Maker in connection with Maker's execution, delivery and performance of its obligations hereunder that have not been duly obtained, made or given, as the case may be;

(d) Enforceability. The Note is valid, binding and enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally.

(e) Place of Business. Maker’s principal place of business is located at 715 South Country Club Drive, Mesa, AZ 85210.

6. Affirmative Covenants. Maker hereby covenants and agrees that, so long as any indebtedness under the Note remains unpaid, Maker shall:

(a) Use of Proceeds. Use the proceeds of the Loan to capitalize the Property Owner and/or for other lawful corporate purposes.

(b)  Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities and, upon reasonable notice, permit representatives of Payee to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by Payee and to discuss the business, operations, properties and financial and other conditions of Maker with officers and employees of Maker and with its independent certified public accountants. Such books and records shall be available for at least five (5) years after the end of the relevant calendar month. Payee shall have the right to inspect, copy and audit such books of account and records at Payee's expense, during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any principal payments made. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

            (c) Notices. Give prompt written notice to Payee of (i) any claims, proceedings or disputes (whether or not purportedly on behalf of Maker) against, or to Maker's knowledge, threatened or affecting Maker or the Real Property which, if adversely determined, could reasonably be expected to have a material adverse effect on Maker (without in any way limiting the foregoing, claims, proceedings, or disputes involving in the aggregate monetary amounts in excess of $500,000 not fully covered by insurance shall be deemed to be material). Additionally, Maker shall give prompt written notice to Payee of any fact known to Maker which would prohibit the making of any payment on or in respect of this Note, but failure to give such notice shall not affect any

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subordination of this Note to the SAC Holding Senior Notes as provided in Section 2(i) hereof or otherwise.

               (d) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel, including special local counsel) of Payee, incident to any amendments, waivers and renewals of this Note.

(e) Co-operation. Execute and deliver to Payee any and all instruments, documents and agreements, and do or cause to be done from time to time any and all other acts, reasonably deemed necessary or desirable by Payee to effectuate the provisions and purposes of this Note.

(f) Management Agreement. Cause or permit the Real Property to be managed by subsidiaries of U-Haul International, Inc. or to be at all times managed by a nationally recognized self-storage property management company (the "Property Manager") approved by the Payee, which Property Manager shall be employed pursuant to an agreement (the "Property Management Agreement") approved by the Payee. In no event shall the fees paid (or required to be paid) to the Property Manager exceed six percent (6%) of Gross Receipts for any time period.

7. Negative Covenants. Maker hereby agrees that, as long as any indebtedness under the Note remains unpaid, Maker shall not, directly or indirectly:

(a) Indebtedness. Create, incur or assume any Indebtedness except for: (i) the SAC Holding Senior Notes; (ii) the Loan; (iii) Maker’s contingent obligations under the secured Real Property debt (as the same may be amended, extended or refinanced from time to time by mortgage loan, sale leaseback transaction or otherwise) and the other senior mortgage loans extended to subsidiaries or other affiliates of Maker (as the same may be amended, extended or refinanced from time to time by mortgage loan, sale leaseback transaction or otherwise); (iv) non-delinquent taxes; (v) unsecured debt incurred in the ordinary course of business and (vi) other indebtedness owed to Payee and its affiliates; provided, however, that for so long as the SAC Holding Senior Notes are outstanding, Maker shall not incur any Indebtedness prohibited by the terms of the SAC Notes Indenture.

(b) No Bankruptcy Filing. To the extent permitted by law, without the unanimous consent of the Board of Directors of the Maker (for these purposes such Board of Directors will not include any committee thereof) voluntarily file any petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

8. Event of Default; Remedies. Any one of the following occurrences shall constitute an Event of Default under this Note:

               (a) The failure by the undersigned to make any payment of principal or Interest upon this Note as and when the same becomes due and payable in accordance with the provisions hereof, and the continuation of such failure for a period of ten (10) days after receipt of notice

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 thereof to the Maker;

(b) Any representation, warranty or certification made by Maker herein or in any report delivered to the Payee under or in connection with this Note is materially inaccurate or incomplete as of the date made; provided, however, that such inaccurate or incomplete representation, warranty or certification is material and cannot be cured without material prejudice to the Payee within 30 days written notice thereof to Maker;

(c) The failure by Maker to perform any obligation under, or the occurrence of any other default with respect to any provision of, this Note other than as described in any of the other clauses of this Section 8, and the continuation of such default for a period of 30 days after written notice thereof to the Maker;

(d)  (i) Maker shall file, institute or commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be filed, instituted or commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of any order for relief or any such adjudication or appointment, or (B) remains undismissed undischarged for a period of 60 days; or (iii) there shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied, or bonded to Payee's satisfaction pending appeal, within 60 days from the first entry thereof; or (iv) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in any of the preceding clauses (i), (ii) or (iii); or (v) Maker shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or shall in writing admit that it is insolvent; or

            (f) one or more final judgments or orders that exceed $80 million in the aggregate (net of amounts bonded, covered by insurance or covered by a binding agreement for indemnification from a third party) for the payment of money have been entered by a court or courts of competent jurisdiction against Maker and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered or, in the event such judgments have been bonded to the extent required pending appeal, after the date such judgments become non-appealable.

        Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of, and any unpaid Basic Interest and Additional Interest then accrued on, this Note at the option of the Payee and without demand or notice of any kind to the undersigned or any other person, shall, subject to the PSA, immediately become and be due and payable in full; and the Payee shall have

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 and may exercise any and all rights and remedies available at law or in equity.

9. Offset. In addition to (and not in limitation of) any rights of offset that the Payee hereof may have under applicable law, upon the occurrence of any Event of Default hereunder the Payee hereof shall have the right, immediately and without notice, to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Maker then or thereafter with or held by the Payee or an affiliate of Payee.

10. Allocation of Balances or of Payments. At any and all times until this Note and all amounts hereunder (including principal, Interest, and other charges and amounts, if any) are paid in full, all payments (whether of principal, Interest or other amounts) made by the undersigned or any other person (including any guarantor) to the Payee hereof may be allocated by the Payee to principal, Interest or other charges or amounts as the Payee may determine in its sole, exclusive and unreviewable discretion (and without notice to or the consent of any person).

11. Captions. Any headings or captions in this Note are inserted for convenience of reference only, and they shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note.

12. Waiver.

(a) Maker, for itself and for its successors, transferees and assigns, hereby waives diligence, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, notice of the intention to accelerate, notice of acceleration, and all other demands or notices of any and every kind whatsoever (except only for any notice of default expressly provided for in Section 8 of this Note) and the undersigned agrees that this Note and any or all payments coming due hereunder may be extended from time to time in the sole discretion of the Payee hereof without in any way affecting or diminishing their liability hereunder.

(b) No extension of the time for the payment of this Note or any payment becoming due or payable hereunder, which may be made by agreement with any Person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the Maker if it is not a party to such agreement.

(c) No delay in the exercise of any right or remedy hereunder shall be deemed a waiver of such right or remedy, nor shall the exercise of any right or remedy be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of the Payee hereof promptly after the occurrence of any Event of Default hereunder to exercise its right to declare the indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right while such Event of Default continues nor a waiver of such right in connection with any future Event of Default on the part of the undersigned.

    13. Payment of Costs. The undersigned hereby expressly agrees that upon the
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occurrence of any Event of Default under this Note, the undersigned will pay to the Payee hereof, on demand, all reasonable costs of collection or enforcement, including (but not limited to) all attorneys' fees, court costs, and other costs and reasonable expenses incurred by the Payee hereof, on demand, all reasonable costs of collection or enforcement, including (but not limited to) all attorneys' fees, court costs, and other reasonable costs and expenses incurred by the Payee hereof in connection with the protection of this Note, whether or not any lawsuit is ever filed with respect thereto.

14. Unsecured Note. This Note is unsecured.

15. Notices. All notices, demands and other communications hereunder to either party shall be made in writing and shall be deemed to have been given when actually received or, if mailed, on the first to occur of actual receipt or the third business day after the deposit thereof in the United States mails, by registered or certified mail, postage prepaid, addressed as follows:

    If to the Maker:            SAC Holding Corporation
            715 South Country Club Drive
            Mesa, AZ 85210
            Attention: President
            Fax No.: 480-835-5478

    If to Payee :                  U-Haul International, Inc.
            2721 North Central Avenue
            Phoenix, Arizona 85004
            Attention: President

or to either party at such other address as such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party.

16. Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Arizona.

18. Jurisdiction. In any controversy, dispute or question arising hereunder, the Maker consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the State of Arizona (whether it be a court of the State of Arizona, or a court of the United States of America situated in the State of Arizona), and in connection therewith, agrees to submit to, and be bound by, the jurisdiction of such court upon Payee's mailing of process by registered or certified mail, return receipt requested, postage prepaid, within or without the State of Arizona, to the Maker at its address for receipt of notices under this Note.

        19. PAYEE NOT PARTNER OF MAKER. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL THE PAYEE OF THIS NOTE BE DEEMED TO BE A PARTNER OR A CO-VENTURER WITH MAKER OR MAKER'S SUBSIDIARIES. MAKER SHALL

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 NOT REPRESENT TO ANY PERSON THAT THE MAKER AND THE PAYEE HEREOF ARE PARTNERS OR CO-VENTURERS.

20. JURY TRIAL. THE MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

21. Entire Agreement. This Note constitutes the entire agreement between Maker and Payee. No representations, warranties, undertakings, or promises whether written or oral, expressed or implied have been made by the Payee or its agent unless expressly stated in this Note.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note, pursuant to proper authority duly granted, as of the date and year first above written.

SAC HOLDING CORPORATION
a Nevada corporation

By: __________________________________

Its: ___________________________________

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EXHIBIT H

This instrument is subject to that certain SAC Participation and Subordination Agreement (the "PSA") dated as of March 15, 2004 among SAC Holding Corporation, SAC Holding II Corporation (collectively, "SAC Holding"), AMERCO, U-Haul International, Inc., and Law Debenture Trust Company of New York, Inc., as Trustee under that certain Indenture with respect to the 8.5% Senior Notes due 2014 of SAC Holding

AMENDED AND RESTATED PROMISSORY NOTE

Maximum principal amount of up to                                            Dated as of March 1, 2004

$47,500,000.00

FOR VALUE RECEIVED, the undersigned SAC Holding Corporation, a Nevada corporation (the "Maker" or the "undersigned"), promises to pay to the order of U-Haul International, Inc. a Nevada corporation, ("Payee"), at the principal office of the Payee at 2721 North Central Avenue, Phoenix, Arizona 85004 or at such other place or places as Payee may from time to time designate in writing, the principal sum of up to Forty-Seven Million Five Hundred Thousand and no/100th Dollars ($47,500,000.00), or, if less, the aggregate unpaid principal amount of the Loan made by Payee to Maker, with Interest on the principal balance outstanding from time to time, all as hereinafter set forth.

1. Definitions. As used in this Note, each of the following terms shall have the following meanings, respectively:

"Accrual Rate": shall mean the annual interest rate of nine percent (9%).

"Additional Interest": shall mean and include both Cash Flow Contingent Interest and Capital Proceeds Contingent Interest.

"Basic Interest": shall have the meaning given it in Section 2(a) below.

"Capital Proceeds Contingent Interest": shall have the meaning given it in Section 2(h)(i) below.

"Cash Flow Contingent Interest": shall have the meaning given it in Section 2(e) below.

"Catch-Up Payment": shall have the meaning given it in Section 2(d).

"Deferred Interest": shall have the meaning given it in Section 2(a).

"GAAP": shall mean generally accepted accounting principles as used and understood in the United States of America from time to time.

               "Gross Receipts": shall mean, for any period all gross receipts, revenues and income of any and every kind collected or received by or for the benefit or account of Maker and the Property Owner during such period arising from the ownership, rental, use, occupancy or operation of the Real Property. Gross Receipts shall include, without limitation, all receipts from all tenants,

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licensees, customers and other occupants and users of the Real Property, including, without limitation, rents, security deposits and the like, interest earned and paid or credited on all
Maker's or the Property Owner's deposit accounts related to the Real Property, all proceeds of rent or business interruption insurance, and the proceeds of all casualty insurance and minent domain awards to the extent not applied, or reserved and applied within six (6) months after the creation of such reserve, to the restoration of the Real Property. Gross Receipts shall include the dealer commission payable from U-Haul International, Inc. (or affiliate thereof) to Maker (or affiliate thereof) for the rental of U-Haul equipment at the Real Property;
provided however that such dealer commissions payable shall not be included in Gross Receipts until the 15th day of the month following the month in which such rental occurred, all in accordance with the customary procedure for the payment of dealer commissions. Gross Receipts shall not include any capital contributed to Maker or proceeds from any loan made to Maker or proceeds from the sale of any Real Property. Any receipt included within Gross Receipts in one period shall not be included within Gross Receipts for any other period (i.e., no item of revenue or receipts shall be counted twice).

"Highest Lawful Rate": shall mean the maximum rate of interest which the Payee is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

"Interest": shall mean Basic Interest and Additional Interest.

"Loan": shall mean the unsecured loan in the amount of up to $47,500,000.00 made by Payee to Maker and evidenced by this Note, or up to such amount as may have been advanced by Payee to Maker from time to time.

"Management Fee": shall mean the fee paid to the Property Manager pursuant to the Property Management Agreement.

"Maturity Date": shall mean the first to occur of: (i) the Stated Maturity Date; (ii) the date on which the unpaid principal balance of, and unpaid Interest on, this Note shall become due and payable on account of acceleration by Payee and (iii) the date on which a Triggering Event occurs.

"Net Capital Proceeds": shall have the meaning given it in Section 2(h)(iv) below.

"Net Cash Flow": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the sum of Interest paid during such period and Operating Expenses paid for and with respect to such period; but Net Cash Flow for any period shall not be less than zero.

"Net Cash Flow Before Debt Service": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the Operating Expenses for and with respect to such period.

"Note": shall mean this Amended and Restated Promissory Note as it may be amended, modified, extended or restated from time to time, together with all substitutions and replacements therefor.

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"Operating Expenses": shall mean, for any period, all cash expenditures of Maker and the Property Owner actually paid (and properly payable) during such period for (i) real and personal property taxes on the Real Property; (ii) principal and interest on the secured Real Property debt; (iii) premiums for liability, property and other insurance on the Real Property; (iv) the Management Fee; (v) sales and rental taxes relating to the Real Property; and (vi) normal, reasonable and customary operating expenses of the Real Property. In no event shall Operating Expenses include amounts distributed to the partners or shareholder's of Maker or the Property Owner, any payments made on the Loan or any other loan obtained by Maker, amounts paid out of any funded reserve expressly approved by Payee, if any, non-cash expenses such as depreciation, or any cost or expense related to the restoration of the Property in the event of a casualty or eminent domain taking paid for from the proceeds of insurance or an eminent domain award or any reserve funded by insurance proceeds or eminent domain awards.

"Pay Rate": shall mean a rate per annum equal of two percent (2.0%).

"Pay Rate Interest": shall mean the interest on the unpaid principal balance of this Note from time to time outstanding at the Pay Rate.

"Person": shall mean any corporation, natural person, firm, joint venture, general partnership, limited partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

"Property Manager": shall have the meaning given it in Section 6(f) below.

"Property Management Agreement": shall have the meaning given such term in Section 6(f) below.

"Property Owner" means, collectively, Twenty SAC Self-Storage Corporation, a Nevada corporation, Twenty-One SAC Self-Storage Corporation, a Nevada corporation, Twenty-Two SAC Self-Storage Corporation, a Nevada corporation and Twenty-Three SAC Self-Storage Corporation, a Nevada corporation.

"Real Property" means the real property owned by Property Owner from time to time.

"SAC Holding Senior Notes": shall mean the 8.5% Senior Notes due 2014 of SAC Holding Corporation and SAC Holding II Corporation.

"SAC Notes Indenture": shall mean that certain Indenture with respect to the SAC Holding Senior Notes.

"Sale": shall mean any direct or indirect sale, assignment, transfer, conveyance, lease or disposition of any kind whatsoever of (i) the Real Property or any portion thereof (excluding leases and licenses in the ordinary course of business, the granting of easements, servitudes,

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rights-of-way, dedications and like interests in the ordinary course of business and conveyances pursuant to condemnations or eminent domain) or (ii) 25% or more (in the aggregate of all such sales, assignments, transfers, conveyances or dispositions made at any time or from time to time, taken together) of the equity interests in Property Owner.

"Stated Maturity Date": shall mean the earlier of (i) January 1, 2022 and (ii) from and after April 1, 2014, on demand by Payee.

"Triggering Event": shall have the meaning given it in Section 2(h)(ii) below.

2. Interest.

(a) Basic Interest Rate Prior to Maturity. From the date hereof through and including the Maturity Date, interest ("Basic Interest") shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate. Notwithstanding the foregoing, on the first business day of each month commencing on March 1, 2004 and through the Maturity Date, Maker shall pay to Payee Pay Rate Interest on the unpaid principal balance of this Note. The remainder of the Basic Interest ("Deferred Interest") shall be deferred and shall bear interest at the Accrual Rate, and shall be payable as and at the time provided in Section 2(d) below. Any accrued interest on the Deferred Interest shall be considered part of Deferred Interest.

All interest hereunder shall be payable monthly in arrears, on the first business day of each month.

(b) Post-Maturity Basic Interest. From and after the Maturity Date, Basic Interest shall accrue and be payable on the outstanding principal balance hereof until paid in full at an annual rate equal to fifteen percent (15%) and such interest shall be payable upon demand.

(c) Computations. All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

(d) Deferred Interest. Deferred Interest shall be paid as follows:

(i) On each monthly date for the payment of Basic Interest, Maker shall pay an amount, if any (the "Catch-Up Payment"), equal to the lesser of (i) the aggregate outstanding Deferred Interest on the last day of the month for which such payment is being made and (ii) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that month an amount equal to twice the Pay Rate Interest for such period;

(ii) All unpaid Deferred Interest shall be paid on the Maturity Date; and

(iii) No payment of Deferred Interest may, when added to all other payments of Interest or payments construed as interest, shall exceed the Highest Lawful Rate.

(e) Cash Flow Contingent Interest. In addition to Basic Interest and Deferred Interest, on each date on which Basic Interest is payable hereunder, Maker shall pay to Payee interest ("Cash Flow Contingent Interest") in an amount equal to the amount (if any) by which (i)

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ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that month an amount equal to twice the Pay Rate Interest for such period (each calculated as of that date) exceeds (ii) the Catch-Up Payment paid on that date by Maker to Payee.

                (f) Statements; Adjustment of Payments. Within thirty (30) days following the due date for each payment of Basic Interest, Maker shall, upon the request of Payee, deliver to Payee a statement of operations of the Real Property for the month or other period with respect to which such Basic Interest is due, showing in reasonable detail and in a format approved by Payee the respective amounts of, and the method of calculating Gross Receipts, Operating Expenses, Net Cash Flow, Catch-Up Payment and Cash Flow Contingent Interest for the preceding month, as well as (if requested by Payee) all data reasonably necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five years after the end of the month to which they relate. Payee shall have the right to inspect, copy and audit such books of account and records during reasonable business hours, and upon prior reasonable notice to Maker, for the purpose of verifying the accuracy of any payments made on account of any interest payments made hereunder. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

(g) Prorations of Cash Flow Contingent Interest. All interest shall be equitably prorated on the basis of a 360-day year for any partial month in which the term of the Loan commences or in which the Note is paid in full.

(h) Capital Proceeds Contingent Interest.

(i) Capital Proceeds Contingent Interest Defined. Subject to Section 2(i) hereof, Maker shall pay to Payee, in addition to Pay Rate Interest, Deferred Interest and Cash Flow Contingent Interest, at the time or times and in the manner hereinafter described, an amount equal to ninety percent (90%) of the Net Capital Proceeds resulting from, or determined at the time of, any of the Triggering Events described below (collectively, "Capital Proceeds Contingent Interest").

(ii) Events Triggering Payment of Net Capital Proceeds. Subject to Section 2(i) hereof, Capital Proceeds Contingent Interest shall be due and payable concurrently with the occurrence of each and every one of the following events (collectively "Triggering Events", and individually, a "Triggering Event"):

(A) Property Sale or Financing. The closing of any Sale or refinancing of the Real Property (any such event is hereinafter collectively referred to as a "Sale or Financing");

(B) Default Occurrence. The occurrence of any Event of Default and the acceleration of the maturity of the Loan on account thereof (hereinafter collectively referred to as a "Default Occurrence"); and

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(C) Maturity Occurrence. The occurrence of the Maturity Date (the "Maturity Occurrence").

(iii) Notice of Triggering Event: Time for Payment of Capital Proceeds Contingent Interest. Maker shall notify Payee of the occurrence of a Triggering Event, and shall pay Payee the full amount of any applicable Capital Proceeds Contingent Interest which is payable in connection therewith, as follows:

(A) In the case of any Sale or Financing or the Maturity Occurrence, Maker shall give Payee written notice of any such Triggering Event not less than forty-five (45) days before the date such Triggering Event is to occur. Any Capital Proceeds Contingent Interest due Payee on account of any Sale or Financing or the Maturity Occurrence shall be due and payable to Payee within ninety (90) days of the date on which such Triggering Event occurs.

(B) In the case of a Default Occurrence, no notice of such a Triggering Event need be given by Maker. In such event, payment of any and all Capital Proceeds Contingent Interest on account of the Default Occurrence shall be immediately due and payable upon acceleration of the maturity of the Loan.

(iv) Determination of Net Capital Proceeds. Net Capital Proceeds resulting from a Triggering Event shall be determined as follows:

(A) Net Capital Proceeds From Sale or Financing. Except as provided in Section 2(h)(iv)(B) below, in the event of a Sale or Financing, "Net Capital Proceeds" shall be the amount which is equal to: (i) the Gross Capital Proceeds (as hereinafter defined) realized from the Real Property minus (ii) the sum of: (aa) reasonable brokerage commissions (excluding any payments to any affiliate of Maker to the extent such payments exceed those which would have been due as commissions to a non-affiliate broker rendering identical services), title insurance premiums, documentary transfer or stamp taxes, mortgage taxes, environmental report fees, escrow fees and recording charges, appraisal fees, reasonable attorneys' fees and costs, and sales taxes, in each case actually paid or payable by Maker (or Property Owner) in connection with the Sale or Financing, (bb) all payments of principal, Basic Interest and Cash Flow Contingent Interest payable to Payee on account of this Note from the proceeds of such Sale or Financing, and (cc) an amount equal to all payments of principal, interest and yield maintenance and/or defeasance fees and expenses due and payable on any senior loans, if any (including, without limitation the SAC Holding Senior Notes), made from the proceeds of such Sale or Financing. For purposes of this Section 2(h), "Gross Capital Proceeds" shall mean the gross proceeds of whatever form or nature payable directly or indirectly to or for the benefit or account of Maker in connection with such Sale or Financing, including, without limitation: cash, the outstanding balance of any financing which will remain as a lien or encumbrance against the Real Property or any portion thereof following such Sale or Financing (but only in the case of a Sale, and not in the case of an encumbrance), and the cash equivalent of the fair market value of any non-cash consideration, including the present value of any promissory note received as part of the proceeds of such Sale or Financing (valued at a market rate of interest).

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(B) Net Capital Proceeds In Connection With a Default or Maturity Occurrence. In the event of a Default Occurrence or the Maturity Occurrence when no Sale or Financing has occurred, the "Net Capital Proceeds" shall equal: (i) the fair market value of the Real Property determined as of the date of such Triggering Event in accordance with Section 2(h)(v) below, minus (ii) the sum of (aa) the outstanding principal balance, together with accrued but unpaid Basic Interest on this Note and (bb) the outstanding principal balance of, and accrued but unpaid interest on, the secured Real Property debt.

(v) Determination of Fair Market Value. The fair market value of the Real Property shall be determined for purposes of this Note as follows:

(A) Partial Sale. In the event of a Sale of a portion of the Real Property, Payee shall select an experienced and reputable appraiser to prepare a written appraisal report of the fair market value of the Real Property in accordance with clause (C) below, and the appraised fair market value submitted to Payee by such appraiser shall be conclusive for purposes of this Note.

(B) Other Occurrences. In all other circumstances the fair market value of the Real Property shall be deemed to equal the result of dividing the Net Cash Flow Before Debt Service for the immediately preceding fiscal year by ten percent (10%). However, if the Net Cash Flow Before Debt Service for the immediately preceding fiscal year has been lowered because of unusually high Operating Expenses during such fiscal year the fair market value of the Real Property may, at the option of the Maker be determined by dividing by ten percent (10%) the mean average of the Net Cash Flow Before Debt Service of the Real Property for the three immediately preceding fiscal years of the Real Property.

(C) Appraisal Standards and Assumptions. In making any determination by appraisal of fair market value, the appraiser(s) shall assume that the improvements then located on the Real Property constitute the highest and best use of the property. If the Triggering Event is a Sale or Financing, the appraiser(s) shall take the sales price into account, although such sales price shall not be determinative of fair market value. Each appraiser selected hereunder shall be an independent MAI-designated appraiser with not less than ten years' experience in commercial real estate appraisal in the general geographical area where the Real Property is located.

(vi) Statement, Books and Records. With each payment of Capital Proceeds Contingent Interest, Maker shall furnish to Payee a statement setting forth Maker's calculation of Net Capital Proceeds and Capital Proceeds Contingent Interest and shall provide a detailed breakdown of all items necessary for such calculation. For a period of five years after each payment of Capital Proceeds Contingent Interest, Maker shall keep and maintain full and accurate books and records adequate to correctly reflect each such item. Said books and records shall be available for Payee's inspection, copying and audit during reasonable business hours following reasonable notice for the purpose of verifying the accuracy of the payments made on account of Capital Proceeds Contingent Interest. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable

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by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

                    (viii) Negative Capital Proceeds Contingent Interest. Notwithstanding any other provision of this Agreement, Payee shall not be responsible or liable in any respect to Maker or any other Person for any reduction in the fair market value of the Real Property or for any contingency, condition or occurrence that might result in a negative number for Capital Proceeds Contingent Interest. If at any time it is calculated, Capital Proceeds Contingent Interest shall be a negative amount, no Capital Proceeds Contingent Interest shall at that time be payable to Payee, but Payee shall in no way be liable for any such negative amount and there shall be no deduction or offset for such negative amount at any time when Capital Proceeds Contingent Interest shall be subsequently calculated.

(i) Limitation on Capital Proceeds Contingent Interest while SAC Holding Senior Notes Remain Outstanding. Notwithstanding anything to the contrary herein, in the event a Triggering Event takes place at any time while all or any portion of the SAC Holding Senior Notes is outstanding, the payment of any Capital Proceeds Contingent Interest on account of such occurrence shall be deferred as hereinafter provided, and any amounts constituting Excess Sale Proceeds or Excess Refinancing Proceeds under the SAC Notes Indenture related to such occurrence shall be applied to redeem or repurchase the SAC Holding Senior Notes, in accordance with the terms of the SAC Notes Indenture, it being agreed that payment of Capital Proceeds Contingent Interest is subordinate to the payment in full of the SAC Holding Senior Notes. Subject to the terms of the SAC Notes Indenture and the PSA, Capital Proceeds Contingent Interest shall be paid within five years of the occurrence of such Triggering Event.

3. Usury Savings Clause. The provisions of this Section 3 shall govern and control over any inconsistent provision contained in this Note. The Payee hereof shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section 3, the word "interest" shall be deemed to include Basic Interest, Additional Interest and any other sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event the Payee ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Payee shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Payee shall refund to Maker the amount of such excess or credit the amount of such excess against the principal of this Note, and, in such event, the Payee shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate.

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4. Payments.

(a) Interest. Maker promises to pay to Payee Basic Interest and Additional Interest the respective amounts, and at the respective times provided in Section 2 hereinabove. No principal payments shall be due hereunder except as required at the Maturity Date. Each payment of Basic Interest (including without limitation, Deferred Interest) and Additional Interest shall be payable in Phoenix, Arizona (or at any other place which Payee may hereafter designate from time to time for such purpose in a notice duly given to Maker hereunder), not later than noon, Pacific Standard Time, on the date due thereof; and funds received after that hour shall be deemed to have been received by the Payee on the next following business day. Whenever any payment to be made under this Note shall be stated to be due on a date which is not a business day, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable at the applicable rate during such extension.

(b) Principal. The principal amount of this Note, together with all accrued but unpaid Interest, shall be due and payable upon the Maturity Date.

(c) Late Payment Charges. If any amount of Interest, principal or any other charge or amount which becomes due and payable under this Note is not paid and received by the Payee within five business days after the date it first becomes due and payable, Maker shall pay to the Payee hereof a late payment charge in an amount equal to five percent (5%) of the full amount of such late payment, whether such late payment is received prior to or after the expiration of the ten-day cure period set forth in Section 8(a). Maker recognizes that in the event any payment hereunder (other than the principal payment due upon Maturity Date, whether by acceleration or otherwise) is not made when due, Payee will incur extra expenses in handling the delinquent payment, the exact amount of which is impossible to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment is a reasonable estimate of the expenses reasonably anticipated to be so incurred.

(d) Prepayment. Maker shall have the right to prepay this Note, without penalty, in whole or in part, at any time in Maker's discretion.

5. Representations and Warranties of Maker. Maker represents and warrants to Payee, as of the date hereof, that:

(a) Due Authorization. Maker is a corporation duly organized and validly existing under the laws of the state of its organization, and has the power and authority to execute and deliver this Note and consummate the transactions contemplated hereby;

(b) No Violation. Maker's execution, delivery and performance of its obligations under this Note do not and will not violate the articles of incorporation or by-laws of Maker and will not violate, conflict with or constitute a default under any agreement to which Maker is a party;

           (c) Consents. No consents, approvals, filings, or notices of, with or to any Person are required on the part of Maker in connection with Maker's execution, delivery and performance of

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its obligations hereunder that have not been duly obtained, made or given, as the case may be;

(d) Enforceability. The Note is valid, binding and enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally.

(e) Place of Business. Maker’s principal place of business is located at 715 South Country Club Drive, Mesa, AZ 85210.

6. Affirmative Covenants. Maker hereby covenants and agrees that, so long as any indebtedness under the Note remains unpaid, Maker shall:

(a) Use of Proceeds. Use the proceeds of the Loan to capitalize the Property Owner and/or for other lawful corporate purposes.

(b) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities and, upon reasonable notice, permit representatives of Payee to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by Payee and to discuss the business, operations, properties and financial and other conditions of Maker with officers and employees of Maker and with its independent certified public accountants. Such books and records shall be available for at least five (5) years after the end of the relevant calendar month. Payee shall have the right to inspect, copy and audit such books of account and records at Payee's expense, during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any principal payments made. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

            (c) Notices. Give prompt written notice to Payee of (i) any claims, proceedings or disputes (whether or not purportedly on behalf of Maker) against, or to Maker's knowledge, threatened or affecting Maker or the Real Property which, if adversely determined, could reasonably be expected to have a material adverse effect on Maker (without in any way limiting the foregoing, claims, proceedings, or disputes involving in the aggregate monetary amounts in excess of $500,000 not fully covered by insurance shall be deemed to be material). Additionally, Maker shall give prompt written notice to Payee of any fact known to Maker which would prohibit the making of any payment on or in respect of this Note, but failure to give such notice shall not affect any subordination of this Note to the SAC Holding Senior Notes as provided in Section 2(i) hereof or otherwise.

            (d) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel, including special local counsel) of Payee, incident to any amendments, waivers and renewals of this Note.

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(e) Co-operation. Execute and deliver to Payee any and all instruments, documents and agreements, and do or cause to be done from time to time any and all other acts, reasonably deemed necessary or desirable by Payee to effectuate the provisions and purposes of this Note.

(f) Management Agreement. Cause or permit the Real Property to be managed by subsidiaries of U-Haul International, Inc. or to be at all times managed by a nationally recognized self-storage property management company (the "Property Manager") approved by the Payee, which Property Manager shall be employed pursuant to an agreement (the "Property Management Agreement") approved by the Payee. In no event shall the fees paid (or required to be paid) to the Property Manager exceed six percent (6%) of Gross Receipts for any time period.

7. Negative Covenants. Maker hereby agrees that, as long as any indebtedness under the Note remains unpaid, Maker shall not, directly or indirectly:

(a) Indebtedness. Create, incur or assume any Indebtedness except for: (i) the SAC Holding Senior Notes; (ii) the Loan; (iii) Maker’s contingent obligations under the secured Real Property debt (as the same may be amended, extended or refinanced from time to time by mortgage loan, sale leaseback transaction or otherwise) and the other senior mortgage loans extended to subsidiaries or other affiliates of Maker (as the same may be amended, extended or refinanced from time to time by mortgage loan, sale leaseback transaction or otherwise); (iv) non-delinquent taxes; (v) unsecured debt incurred in the ordinary course of business and (vi) other indebtedness owed to Payee and its affiliates; provided, however, that for so long as the SAC Holding Senior Notes are outstanding, Maker shall not incur any Indebtedness prohibited by the terms of the SAC Notes Indenture.

(b) No Bankruptcy Filing. To the extent permitted by law, without the unanimous consent of the Board of Directors of the Maker (for these purposes such Board of Directors will not include any committee thereof) voluntarily file any petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

8. Event of Default; Remedies. Any one of the following occurrences shall constitute an Event of Default under this Note:

(a) The failure by the undersigned to make any payment of principal or Interest upon this Note as and when the same becomes due and payable in accordance with the provisions hereof, and the continuation of such failure for a period of ten (10) days after receipt of notice thereof to the Maker;

(b) Any representation, warranty or certification made by Maker herein or in any report delivered to the Payee under or in connection with this Note is materially inaccurate or incomplete as of the date made; provided, however, that such inaccurate or incomplete representation, warranty or certification is material and cannot be cured without material prejudice to the Payee within 30 days written notice thereof to Maker;

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(c) The failure by Maker to perform any obligation under, or the occurrence of any other default with respect to any provision of, this Note other than as described in any of the other clauses of this Section 8, and the continuation of such default for a period of 30 days after written notice thereof to the Maker;

                (d) (i) Maker shall file, institute or commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be filed, instituted or commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of any order for relief or any such adjudication or appointment, or (B) remains undismissed undischarged for a period of 60 days; or (iii) there shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied, or bonded to Payee's satisfaction pending appeal, within 60 days from the first entry thereof; or (iv) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in any of the preceding clauses (i), (ii) or (iii); or (v) Maker shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or shall in writing admit that it is insolvent; or

            (f) one or more final judgments or orders that exceed $80 million in the aggregate (net of amounts bonded, covered by insurance or covered by a binding agreement for indemnification from a third party) for the payment of money have been entered by a court or courts of competent jurisdiction against Maker and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered or, in the event such judgments have been bonded to the extent required pending appeal, after the date such judgments become non-appealable.

Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of, and any unpaid Basic Interest and Additional Interest then accrued on, this Note at the option of the Payee and without demand or notice of any kind to the undersigned or any other person, shall, subject to the terms of the PSA, immediately become and be due and payable in full; and the Payee shall have and may exercise any and all rights and remedies available at law or in equity.

9. Offset. In addition to (and not in limitation of) any rights of offset that the Payee hereof may have under applicable law, upon the occurrence of any Event of Default hereunder the Payee hereof shall have the right, immediately and without notice, to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Maker then or thereafter with or held by the Payee or an affilate of Payee.

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10. Allocation of Balances or of Payments. At any and all times until this Note and all amounts hereunder (including principal, Interest, and other charges and amounts, if any) are paid in full, all payments (whether of principal, Interest or other amounts) made by the undersigned or any other person (including any guarantor) to the Payee hereof may be allocated by the Payee to principal, Interest or other charges or amounts as the Payee may determine in its sole, exclusive and unreviewable discretion (and without notice to or the consent of any person).

11. Captions. Any headings or captions in this Note are inserted for convenience of reference only, and they shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note.

12. Waiver.

(a) Maker, for itself and for its successors, transferees and assigns, hereby waives diligence, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, notice of the intention to accelerate, notice of acceleration, and all other demands or notices of any and every kind whatsoever (except only for any notice of default expressly provided for in Section 8 of this Note) and the undersigned agrees that this Note and any or all payments coming due hereunder may be extended from time to time in the sole discretion of the Payee hereof without in any way affecting or diminishing their liability hereunder.

(b) No extension of the time for the payment of this Note or any payment becoming due or payable hereunder, which may be made by agreement with any Person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the Maker if it is not a party to such agreement.

(c) No delay in the exercise of any right or remedy hereunder shall be deemed a waiver of such right or remedy, nor shall the exercise of any right or remedy be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of the Payee hereof promptly after the occurrence of any Event of Default hereunder to exercise its right to declare the indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right while such Event of Default continues nor a waiver of such right in connection with any future Event of Default on the part of the undersigned.

13. Payment of Costs. The undersigned hereby expressly agrees that upon the occurrence of any Event of Default under this Note, the undersigned will pay to the Payee hereof, on demand, all reasonable costs of collection or enforcement, including (but not limited to) all attorneys' fees, court costs, and other costs and reasonable expenses incurred by the Payee hereof, on demand, all reasonable costs of collection or enforcement, including (but not limited to) all attorneys' fees, court costs, and other reasonable costs and expenses incurred by the Payee hereof in connection with the protection of this Note, whether or not any lawsuit is ever filed with respect thereto.

    14. Unsecured Note. This Note is unsecured.

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15. Notices. All notices, demands and other communications hereunder to either party shall be made in writing and shall be deemed to have been given when actually received or, if mailed, on the first to occur of actual receipt or the third business day after the deposit thereof in the United States mails, by registered or certified mail, postage prepaid, addressed as follows:

    If to the Maker:       SAC Holding Corporation
            715 South Country Club Drive
            Mesa, AZ 85210
            Attention: President
            Fax No.: 480-835-5478

    If to Payee :      U-Haul International, Inc.
            2721 North Central Avenue
            Phoenix, Arizona 85004
            Attention: President

or to either party at such other address as such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party.

16. Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Arizona.

18. Jurisdiction. In any controversy, dispute or question arising hereunder, the Maker consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the State of Arizona (whether it be a court of the State of Arizona, or a court of the United States of America situated in the State of Arizona), and in connection therewith, agrees to submit to, and be bound by, the jurisdiction of such court upon Payee's mailing of process by registered or certified mail, return receipt requested, postage prepaid, within or without the State of Arizona, to the Maker at its address for receipt of notices under this Note.

19. PAYEE NOT PARTNER OF MAKER. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL THE PAYEE OF THIS NOTE BE DEEMED TO BE A PARTNER OR A CO-VENTURER WITH MAKER OR MAKER'S SUBSIDIARIES. MAKER SHALL NOT REPRESENT TO ANY PERSON THAT THE MAKER AND THE PAYEE HEREOF ARE PARTNERS OR CO-VENTURERS.

      20. JURY TRIAL. THE MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR

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 ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

21. Entire Agreement. This Note constitutes the entire agreement between Maker and Payee. No representations, warranties, undertakings, or promises whether written or oral, expressed or implied have been made by the Payee or its agent unless expressly stated in this Note.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note, pursuant to proper authority duly granted, as of the date and year first above written.

SAC HOLDING CORPORATION
a Nevada corporation

By: __________________________________

Its: ___________________________________

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EXHIBIT I

This instrument is subject to that certain SAC Participation and Subordination Agreement (the "PSA") dated as of March 15, 2004 among SAC Holding Corporation, SAC Holding II Corporation (collectively, "SAC Holding"), AMERCO, U-Haul International, Inc., and Law Debenture Trust Company of New York, Inc., as Trustee under that certain Indenture with respect to the 8.5% Senior Notes due 2014 of SAC Holding

AMENDED AND RESTATED PROMISSORY NOTE

Maximum principal amount of up to                                            Dated as of March 1, 2004

$76,000,000.00

FOR VALUE RECEIVED, the undersigned SAC Financial Corporation, a Nevada corporation (the "Maker" or the "undersigned"), promises to pay to the order of U-Haul International, Inc. a Nevada corporation, ("Payee"), at the principal office of the Payee at 2721 North Central Avenue, Phoenix, Arizona 85004 or at such other place or places as Payee may from time to time designate in writing, the principal sum of up to Seventy-Six Million and no/100th Dollars ($76,000,000.00), or, if less, the aggregate unpaid principal amount of the Loan made by Payee to Maker, with Interest on the principal balance outstanding from time to time, all as hereinafter set forth.

1. Definitions. As used in this Note, each of the following terms shall have the following meanings, respectively:

"Accrual Rate": shall mean the annual interest rate of nine percent (9%).

"Additional Interest": shall mean and include both Cash Flow Contingent Interest and Capital Proceeds Contingent Interest.

"Basic Interest": shall have the meaning given it in Section 2(a) below.

"Capital Proceeds Contingent Interest": shall have the meaning given it in Section 2(h)(i) below.

"Cash Flow Contingent Interest": shall have the meaning given it in Section 2(e) below.

"Catch-Up Payment": shall have the meaning given it in Section 2(d).

"Deferred Interest": shall have the meaning given it in Section 2(a).

"GAAP": shall mean generally accepted accounting principles as used and understood in the United States of America from time to time.

           "Gross Receipts": shall mean, for any period all gross receipts, revenues and income of any and every kind collected or received by or for the benefit or account of Maker and the Property Owner during such period arising from the ownership, rental, use, occupancy or operation

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 of the Real Property. Gross Receipts shall include, without limitation, all receipts from all tenants, licensees, customers and other occupants and users of the Real Property, including, without limitation, rents, security deposits and the like, interest earned and paid or credited on all Maker's or the Property Owner's deposit accounts related to the Real Property, all proceeds of rent or business interruption insurance, and the proceeds of all casualty insurance and eminent domain awards to the extent not applied, or reserved and applied within six (6) months after the creation of such reserve, to the restoration of the Real Property. Gross Receipts shall include the dealer commission payable from U-Haul International, Inc. (or affiliate thereof) to Maker (or affiliate thereof) for the rental of U-Haul equipment at the Real Property; provided however that such dealer commissions payable shall not be included in Gross Receipts until the 15th day of the month following the month in which such rental occurred, all in accordance with the customary procedure for the payment of dealer commissions. Gross Receipts shall not include any capital contributed to Maker or proceeds from any loan made to Maker or proceeds from the sale of any Real Property. Any receipt included within Gross Receipts in one period shall not be included within Gross Receipts for any other period (i.e., no item of revenue or receipts shall be counted twice).

"Highest Lawful Rate": shall mean the maximum rate of interest which the Payee is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

"Interest": shall mean Basic Interest and Additional Interest.

"Loan": shall mean the unsecured loan in the amount of up to $76,000,000.00 made by Payee to Maker and evidenced by this Note, or up to such amount as may have been advanced by Payee to Maker from time to time.

"Management Fee": shall mean the fee paid to the Property Manager pursuant to the Property Management Agreement.

"Maturity Date": shall mean the first to occur of: (i) the Stated Maturity Date; (ii) the date on which the unpaid principal balance of, and unpaid Interest on, this Note shall become due and payable on account of acceleration by Payee and (iii) the date on which a Triggering Event occurs.

"Net Capital Proceeds": shall have the meaning given it in Section 2(h)(iv) below.

"Net Cash Flow": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the sum of Interest paid during such period and Operating Expenses paid for and with respect to such period; but Net Cash Flow for any period shall not be less than zero.

"Net Cash Flow Before Debt Service": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the Operating Expenses for and with respect to such period.

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"Note": shall mean this Amended and Restated Promissory Note as it may be amended, modified, extended or restated from time to time, together with all substitutions and replacements therefor.

"Operating Expenses": shall mean, for any period, all cash expenditures of Maker and the Property Owner actually paid (and properly payable) during such period for (i) real and personal property taxes on the Real Property; (ii) principal and interest on the secured Real Property debt; (iii) premiums for liability, property and other insurance on the Real Property; (iv) the Management Fee; (v) sales and rental taxes relating to the Real Property; and (vi) normal, reasonable and customary operating expenses of the Real Property. In no event shall Operating Expenses include amounts distributed to the partners or shareholder's of Maker or the Property Owner, any payments made on the Loan or any other loan obtained by Maker, amounts paid out of any funded reserve expressly approved by Payee, if any, non-cash expenses such as depreciation, or any cost or expense related to the restoration of the Property in the event of a casualty or eminent domain taking paid for from the proceeds of insurance or an eminent domain award or any reserve funded by insurance proceeds or eminent domain awards.

"Pay Rate": shall mean a rate per annum equal of two percent (2.0%).

"Pay Rate Interest": shall mean the interest on the unpaid principal balance of this Note from time to time outstanding at the Pay Rate.

"Person": shall mean any corporation, natural person, firm, joint venture, general partnership, limited partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

"Property Manager": shall have the meaning given it in Section 6(f) below.

"Property Management Agreement": shall have the meaning given such term in Section 6(f) below.

"Property Owner" means, collectively, Twenty-Four SAC Self-Storage Partnership, a Nevada limited partnership, Twenty-Five SAC Self-Storage Partnership, a Nevada limited partnership, Twenty-Six SAC Self-Storage Partnership, a Nevada limited partnership and Twenty-Seven SAC Self-Storage Partnership, a Nevada limited partnership

"Real Property" means the real property owned by Property Owner from time to time.

"SAC Holding Senior Notes": shall mean the 8.5% Senior Notes due 2014 of SAC Holding Corporation and SAC Holding II Corporation.

"SAC Notes Indenture": shall mean that certain Indenture with respect to the SAC Holding Senior Notes.

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"Sale": shall mean any direct or indirect sale, assignment, transfer, conveyance, lease or disposition of any kind whatsoever of (i) the Real Property or any portion thereof (excluding leases and licenses in the ordinary course of business, the granting of easements, servitudes, rights-of-way, dedications and like interests in the ordinary course of business and conveyances pursuant to condemnations or eminent domain) or (ii) 25% or more (in the aggregate of all such sales, assignments, transfers, conveyances or dispositions made at any time or from time to time, taken together) of the equity interests in Property Owner.

"Stated Maturity Date": shall mean the earlier of (i) January 1, 2022 and (ii) from and after April 1, 2014, on demand by Payee.

"Triggering Event": shall have the meaning given it in Section 2(h)(ii) below.

2. Interest.

(a) Basic Interest Rate Prior to Maturity. From the date hereof through and including the Maturity Date, interest ("Basic Interest") shall accrue on the principal balance of this Note outstanding from time to time at the Accrual Rate. Notwithstanding the foregoing, on the first business day of each month commencing on March 1, 2004 and through the Maturity Date, Maker shall pay to Payee Pay Rate Interest on the unpaid principal balance of this Note. The remainder of the Basic Interest ("Deferred Interest") shall be deferred and shall bear interest at the Accrual Rate, and shall be payable as and at the time provided in Section 2(d) below. Any accrued interest on the Deferred Interest shall be considered part of Deferred Interest.

All interest hereunder shall be payable monthly in arrears, on the first business day of each month.

(b) Post-Maturity Basic Interest. From and after the Maturity Date, Basic Interest shall accrue and be payable on the outstanding principal balance hereof until paid in full at an annual rate equal to fifteen percent (15%) and such interest shall be payable upon demand.

(c) Computations. All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

(d) Deferred Interest. Deferred Interest shall be paid as follows:

(i) On each monthly date for the payment of Basic Interest, Maker shall pay an amount, if any (the "Catch-Up Payment"), equal to the lesser of (i) the aggregate outstanding Deferred Interest on the last day of the month for which such payment is being made and (ii) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that month an amount equal to twice the Pay Rate Interest for such period;

(ii) All unpaid Deferred Interest shall be paid on the Maturity Date; and

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(iii) No payment of Deferred Interest may, when added to all other payments of Interest or payments construed as interest, shall exceed the Highest Lawful Rate.

(e) Cash Flow Contingent Interest. In addition to Basic Interest and Deferred Interest, on each date on which Basic Interest is payable hereunder, Maker shall pay to Payee interest ("Cash Flow Contingent Interest") in an amount equal to the amount (if any) by which (i) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that month an amount equal to twice the Pay Rate Interest for such period (each calculated as of that date) exceeds (ii) the Catch-Up Payment paid on that date by Maker to Payee.

(f) Statements; Adjustment of Payments. Within thirty (30) days following the due date for each payment of Basic Interest, Maker shall, upon the request of Payee, deliver to Payee a statement of operations of the Real Property for the month or other period with respect to which such Basic Interest is due, showing in reasonable detail and in a format approved by Payee the respective amounts of, and the method of calculating Gross Receipts, Operating Expenses, Net Cash Flow, Catch-Up Payment and Cash Flow Contingent Interest for the preceding month, as well as (if requested by Payee) all data reasonably necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five years after the end of the month to which they relate. Payee shall have the right to inspect, copy and audit such books of account and records during reasonable business hours, and upon prior reasonable notice to Maker, for the purpose of verifying the accuracy of any payments made on account of any interest payments made hereunder. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

(g) Prorations of Cash Flow Contingent Interest. All interest shall be equitably prorated on the basis of a 360-day year for any partial month in which the term of the Loan commences or in which the Note is paid in full.

(h) Capital Proceeds Contingent Interest.

(i) Capital Proceeds Contingent Interest Defined. Subject to Section 2(i) hereof, Maker shall pay to Payee, in addition to Pay Rate Interest, Deferred Interest and Cash Flow Contingent Interest, at the time or times and in the manner hereinafter described, an amount equal to ninety percent (90%) of the Net Capital Proceeds resulting from, or determined at the time of, any of the Triggering Events described below (collectively, "Capital Proceeds Contingent Interest").

(ii) Events Triggering Payment of Net Capital Proceeds. Subject to Section 2(i) hereof, Capital Proceeds Contingent Interest shall be due and payable concurrently with the occurrence of each and every one of the following events (collectively "Triggering Events", and individually, a "Triggering Event"):

                         (A) Property Sale or Financing. The closing of any Sale or

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 refinancing of the Real Property (any such event is hereinafter collectively referred to as a "Sale or Financing");

(B) Default Occurrence. The occurrence of any Event of Default and the acceleration of the maturity of the Loan on account thereof (hereinafter collectively referred to as a "Default Occurrence"); and

(C) Maturity Occurrence. The occurrence of the Maturity Date (the "Maturity Occurrence").

(iii) Notice of Triggering Event: Time for Payment of Capital Proceeds Contingent Interest. Maker shall notify Payee of the occurrence of a Triggering Event, and shall pay Payee the full amount of any applicable Capital Proceeds Contingent Interest which is payable in connection therewith, as follows:

(A) In the case of any Sale or Financing or the Maturity Occurrence, Maker shall give Payee written notice of any such Triggering Event not less than forty-five (45) days before the date such Triggering Event is to occur. Any Capital Proceeds Contingent Interest due Payee on account of any Sale or Financing or the Maturity Occurrence shall be due and payable to Payee within ninety (90) days of the date on which such Triggering Event occurs.

(B) In the case of a Default Occurrence, no notice of such a Triggering Event need be given by Maker. In such event, payment of any and all Capital Proceeds Contingent Interest on account of the Default Occurrence shall be immediately due and payable upon acceleration of the maturity of the Loan.

(iv) Determination of Net Capital Proceeds. Net Capital Proceeds resulting from a Triggering Event shall be determined as follows:

(A) Net Capital Proceeds From Sale or Financing. Except as provided in Section 2(h)(iv)(B) below, in the event of a Sale or Financing, "Net Capital Proceeds" shall be the amount which is equal to: (i) the Gross Capital Proceeds (as hereinafter defined) realized from the Real Property minus (ii) the sum of: (aa) reasonable brokerage commissions (excluding any payments to any affiliate of Maker to the extent such payments exceed those which would have been due as commissions to a non-affiliate broker rendering identical services), title insurance premiums, documentary transfer or stamp taxes, mortgage taxes, environmental report fees, escrow fees and recording charges, appraisal fees, reasonable attorneys' fees and costs, and sales taxes, in each case actually paid or payable by Maker (or Property Owner) in connection with the Sale or Financing, (bb) all payments of principal, Basic Interest and Cash Flow Contingent Interest payable to Payee on account of this Note from the proceeds of such Sale or Financing, and (cc) an amount equal to all payments of principal, interest and yield maintenance and/or defeasance fees and expenses due and payable on any senior loans, if any (including, without limitation the SAC Holding Senior Notes), made from the proceeds of such Sale or Financing. For purposes of this Section 2(h), "Gross Capital Proceeds" shall mean the gross proceeds of whatever form or nature payable directly or indirectly to or for the benefit or account of Maker in connection with such Sale or Financing, including, without

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limitation: cash, the outstanding balance of any financing which will remain as a lien or encumbrance against the Real Property or any portion thereof following such Sale or Financing (but only in the case of a Sale, and not in the case of an encumbrance), and the cash equivalent of the fair market value of any non-cash consideration, including the present value of any promissory note received as part of the proceeds of such Sale or Financing (valued at a market rate of interest).

                      (B) Net Capital Proceeds In Connection With a Default or Maturity Occurrence. In the event of a Default Occurrence or the Maturity Occurrence when no Sale or Financing has occurred, the "Net Capital Proceeds" shall equal: (i) the fair market value of the Real Property determined as of the date of such Triggering Event in accordance with Section 2(h)(v) below, minus (ii) the sum of (aa) the outstanding principal balance, together with accrued but unpaid Basic Interest on this Note and (bb) the outstanding principal balance of, and accrued but unpaid interest on, the secured Real Property debt.

(v) Determination of Fair Market Value. The fair market value of the Real Property shall be determined for purposes of this Note as follows:

(A) Partial Sale. In the event of a Sale of a portion of the Real Property, Payee shall select an experienced and reputable appraiser to prepare a written appraisal report of the fair market value of the Real Property in accordance with clause (C) below, and the appraised fair market value submitted to Payee by such appraiser shall be conclusive for purposes of this Note.

(B) Other Occurrences. In all other circumstances the fair market value of the Real Property shall be deemed to equal the result of dividing the Net Cash Flow Before Debt Service for the immediately preceding fiscal year by ten percent (10%). However, if the Net Cash Flow Before Debt Service for the immediately preceding fiscal year has been lowered because of unusually high Operating Expenses during such fiscal year the fair market value of the Real Property may, at the option of the Maker be determined by dividing by ten percent (10%) the mean average of the Net Cash Flow Before Debt Service of the Real Property for the three immediately preceding fiscal years of the Real Property.

(C) Appraisal Standards and Assumptions. In making any determination by appraisal of fair market value, the appraiser(s) shall assume that the improvements then located on the Real Property constitute the highest and best use of the property. If the Triggering Event is a Sale or Financing, the appraiser(s) shall take the sales price into account, although such sales price shall not be determinative of fair market value. Each appraiser selected hereunder shall be an independent MAI-designated appraiser with not less than ten years' experience in commercial real estate appraisal in the general geographical area where the Real Property is located.

                (vi) Statement, Books and Records. With each payment of Capital Proceeds Contingent Interest, Maker shall furnish to Payee a statement setting forth Maker's calculation of Net Capital Proceeds and Capital Proceeds Contingent Interest and shall provide a detailed breakdown of all items necessary for such calculation. For a period of five years after each payment of Capital

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Proceeds Contingent Interest, Maker shall keep and maintain full and accurate books and records adequate to correctly reflect each such item. Said books and records shall be available for Payee's inspection, copying and audit during reasonable business hours following reasonable notice for the purpose of verifying the accuracy of the payments made on account of Capital Proceeds Contingent Interest. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

(viii) Negative Capital Proceeds Contingent Interest. Notwithstanding any other provision of this Agreement, Payee shall not be responsible or liable in any respect to Maker or any other Person for any reduction in the fair market value of the Real Property or for any contingency, condition or occurrence that might result in a negative number for Capital Proceeds Contingent Interest. If at any time it is calculated, Capital Proceeds Contingent Interest shall be a negative amount, no Capital Proceeds Contingent Interest shall at that time be payable to Payee, but Payee shall in no way be liable for any such negative amount and there shall be no deduction or offset for such negative amount at any time when Capital Proceeds Contingent Interest shall be subsequently calculated.

(i) Limitation on Capital Proceeds Contingent Interest while SAC Holding Senior Notes Remain Outstanding. Notwithstanding anything to the contrary herein, in the event a Triggering Event takes place at any time while all or any portion of the SAC Holding Senior Notes is outstanding, the payment of any Capital Proceeds Contingent Interest on account of such occurrence shall be deferred as hereinafter provided, and any amounts constituting Excess Sale Proceeds or Excess Refinancing Proceeds under the SAC Notes Indenture related to such occurrence shall be applied to redeem or repurchase the SAC Holding Senior Notes, in accordance with the terms of the SAC Notes Indenture, it being agreed that payment of Capital Proceeds Contingent Interest is subordinate to the payment in full of the SAC Holding Senior Notes. Subject to the terms of the SAC Notes Indenture and the PSA, Capital Proceeds Contingent Interest shall be paid within five years of the occurrence of such Triggering Event.

3. Usury Savings Clause. The provisions of this Section 3 shall govern and control over any inconsistent provision contained in this Note. The Payee hereof shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section 3, the word "interest" shall be deemed to include Basic Interest, Additional Interest and any other sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event the Payee ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Payee shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note; provided, that if this Note is paid and

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performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Payee shall refund to Maker the amount of such excess or credit the amount of such excess against the principal of this Note, and, in such event, the Payee shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate.

        4. Payments.

(a) Interest. Maker promises to pay to Payee Basic Interest and Additional Interest the respective amounts, and at the respective times provided in Section 2 hereinabove. No principal payments shall be due hereunder except as required at the Maturity Date. Each payment of Basic Interest (including without limitation, Deferred Interest) and Additional Interest shall be payable in Phoenix, Arizona (or at any other place which Payee may hereafter designate from time to time for such purpose in a notice duly given to Maker hereunder), not later than noon, Pacific Standard Time, on the date due thereof; and funds received after that hour shall be deemed to have been received by the Payee on the next following business day. Whenever any payment to be made under this Note shall be stated to be due on a date which is not a business day, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable at the applicable rate during such extension.

(b) Principal. The principal amount of this Note, together with all accrued but unpaid Interest, shall be due and payable upon the Maturity Date.

(c) Late Payment Charges. If any amount of Interest, principal or any other charge or amount which becomes due and payable under this Note is not paid and received by the Payee within five business days after the date it first becomes due and payable, Maker shall pay to the Payee hereof a late payment charge in an amount equal to five percent (5%) of the full amount of such late payment, whether such late payment is received prior to or after the expiration of the ten-day cure period set forth in Section 8(a). Maker recognizes that in the event any payment hereunder (other than the principal payment due upon Maturity Date, whether by acceleration or otherwise) is not made when due, Payee will incur extra expenses in handling the delinquent payment, the exact amount of which is impossible to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment is a reasonable estimate of the expenses reasonably anticipated to be so incurred.

(d) Prepayment. Maker shall have the right to prepay this Note, without penalty, in whole or in part, at any time in Maker's discretion.

5. Representations and Warranties of Maker. Maker represents and warrants to Payee, as of the date hereof, that:

(a) Due Authorization. Maker is a corporation duly organized and validly existing under the laws of the state of its organization, and has the power and authority to execute and deliver this Note and consummate the transactions contemplated hereby;

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(b) No Violation. Maker's execution, delivery and performance of its obligations under this Note do not and will not violate the articles of incorporation or by-laws of Maker and will not violate, conflict with or constitute a default under any agreement to which Maker is a party;

(c) Consents. No consents, approvals, filings, or notices of, with or to any Person are required on the part of Maker in connection with Maker's execution, delivery and performance of its obligations hereunder that have not been duly obtained, made or given, as the case may be;

(d) Enforceability. The Note is valid, binding and enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally.

(e) Place of Business. Maker’s principal place of business is located at 715 South Country Club Drive, Mesa, AZ 85210.

6. Affirmative Covenants. Maker hereby covenants and agrees that, so long as any indebtedness under the Note remains unpaid, Maker shall:

(a) Use of Proceeds. Use the proceeds of the Loan to capitalize the Property Owner and/or for other lawful corporate purposes.

(b) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities and, upon reasonable notice, permit representatives of Payee to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by Payee and to discuss the business, operations, properties and financial and other conditions of Maker with officers and employees of Maker and with its independent certified public accountants. Such books and records shall be available for at least five (5) years after the end of the relevant calendar month. Payee shall have the right to inspect, copy and audit such books of account and records at Payee's expense, during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any principal payments made. The costs of any such audit will be paid by Payee, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Payee hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

            (c) Notices. Give prompt written notice to Payee of (i) any claims, proceedings or disputes (whether or not purportedly on behalf of Maker) against, or to Maker's knowledge, threatened or affecting Maker or the Real Property which, if adversely determined, could reasonably be expected to have a material adverse effect on Maker (without in any way limiting the foregoing, claims, proceedings, or disputes involving in the aggregate monetary amounts in excess of $500,000 not fully covered by insurance shall be deemed to be material). Additionally, Maker shall give prompt written notice to Payee of any fact known to Maker which would prohibit the making of any payment on or in respect of this Note, but failure to give such notice shall not affect any

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subordination of this Note to the SAC Holding Senior Notes as provided in Section 2(i) hereof or otherwise.

(d) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel, including special local counsel) of Payee, incident to any amendments, waivers and renewals of this Note.

(e) Co-operation. Execute and deliver to Payee any and all instruments, documents and agreements, and do or cause to be done from time to time any and all other acts, reasonably deemed necessary or desirable by Payee to effectuate the provisions and purposes of this Note.

(f) Management Agreement. Cause or permit the Real Property to be managed by subsidiaries of U-Haul International, Inc. or to be at all times managed by a nationally recognized self-storage property management company (the "Property Manager") approved by the Payee, which Property Manager shall be employed pursuant to an agreement (the "Property Management Agreement") approved by the Payee. In no event shall the fees paid (or required to be paid) to the Property Manager exceed six percent (6%) of Gross Receipts for any time period.

7. Negative Covenants. Maker hereby agrees that, as long as any indebtedness under the Note remains unpaid, Maker shall not, directly or indirectly:

(a) Indebtedness. Create, incur or assume any Indebtedness except for: (i) the SAC Holding Senior Notes; (ii) the Loan; (iii) Maker’s contingent obligations under the secured Real Property debt (as the same may be amended, extended or refinanced from time to time by mortgage loan, sale leaseback transaction or otherwise) and the other senior mortgage loans extended to subsidiaries or other affiliates of Maker (as the same may be amended, extended or refinanced from time to time by mortgage loan, sale leaseback transaction or otherwise); (iv) non-delinquent taxes; (v) unsecured debt incurred in the ordinary course of business and (vi) other indebtedness owed to Payee and its affiliates; provided, however, that for so long as the SAC Holding Senior Notes are outstanding, Maker shall not incur any Indebtedness prohibited by the terms of the SAC Notes Indenture.

(b) No Bankruptcy Filing. To the extent permitted by law, without the unanimous consent of the Board of Directors of the Maker (for these purposes such Board of Directors will not include any committee thereof) voluntarily file any petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

8. Event of Default; Remedies. Any one of the following occurrences shall constitute an Event of Default under this Note:

(a) The failure by the undersigned to make any payment of principal or Interest upon this Note as and when the same becomes due and payable in accordance with the provisions hereof, and the continuation of such failure for a period of ten (10) days after receipt of notice thereof to the Maker;

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(b) Any representation, warranty or certification made by Maker herein or in any report delivered to the Payee under or in connection with this Note is materially inaccurate or incomplete as of the date made; provided, however, that such inaccurate or incomplete representation, warranty or certification is material and cannot be cured without material prejudice to the Payee within 30 days written notice thereof to Maker;

(c) The failure by Maker to perform any obligation under, or the occurrence of any other default with respect to any provision of, this Note other than as described in any of the other clauses of this Section 8, and the continuation of such default for a period of 30 days after written notice thereof to the Maker;

(d) (i) Maker shall file, institute or commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be filed, instituted or commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of any order for relief or any such adjudication or appointment, or (B) remains undismissed undischarged for a period of 60 days; or (iii) there shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied, or bonded to Payee's satisfaction pending appeal, within 60 days from the first entry thereof; or (iv) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in any of the preceding clauses (i), (ii) or (iii); or (v) Maker shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or shall in writing admit that it is insolvent; or

            (f) one or more final judgments or orders that exceed $80 million in the aggregate (net of amounts bonded, covered by insurance or covered by a binding agreement for indemnification from a third party) for the payment of money have been entered by a court or courts of competent jurisdiction against Maker and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days of being entered or, in the event such judgments have been bonded to the extent required pending appeal, after the date such judgments become non-appealable.

Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of, and any unpaid Basic Interest and Additional Interest then accrued on, this Note at the option of the Payee and without demand or notice of any kind to the undersigned or any other person, shall, subject to the terms of the PSA, immediately become and be due and payable in full; and the Payee shall have and may exercise any and all rights and remedies available at law or in equity.

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9. Offset. In addition to (and not in limitation of) any rights of offset that the Payee hereof may have under applicable law, upon the occurrence of any Event of Default hereunder the Payee hereof shall have the right, immediately and without notice, to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Maker then or thereafter with or held by the Payee or an affilate of Payee.

10. Allocation of Balances or of Payments. At any and all times until this Note and all amounts hereunder (including principal, Interest, and other charges and amounts, if any) are paid in full, all payments (whether of principal, Interest or other amounts) made by the undersigned or any other person (including any guarantor) to the Payee hereof may be allocated by the Payee to principal, Interest or other charges or amounts as the Payee may determine in its sole, exclusive and unreviewable discretion (and without notice to or the consent of any person).

11. Captions. Any headings or captions in this Note are inserted for convenience of reference only, and they shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note.

12. Waiver.

(a) Maker, for itself and for its successors, transferees and assigns, hereby waives diligence, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, notice of the intention to accelerate, notice of acceleration, and all other demands or notices of any and every kind whatsoever (except only for any notice of default expressly provided for in Section 8 of this Note) and the undersigned agrees that this Note and any or all payments coming due hereunder may be extended from time to time in the sole discretion of the Payee hereof without in any way affecting or diminishing their liability hereunder.

(b) No extension of the time for the payment of this Note or any payment becoming due or payable hereunder, which may be made by agreement with any Person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the Maker if it is not a party to such agreement.

(c) No delay in the exercise of any right or remedy hereunder shall be deemed a waiver of such right or remedy, nor shall the exercise of any right or remedy be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of the Payee hereof promptly after the occurrence of any Event of Default hereunder to exercise its right to declare the indebtedness remaining unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right while such Event of Default continues nor a waiver of such right in connection with any future Event of Default on the part of the undersigned.

       13. Payment of Costs. The undersigned hereby expressly agrees that upon the occurrence of any Event of Default under this Note, the undersigned will pay to the Payee hereof, on demand, all reasonable costs of collection or enforcement, including (but not limited to) all attorneys' fees, court

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costs, and other costs and reasonable expenses incurred by the Payee hereof, on demand, all reasonable costs of collection or enforcement, including (but not limited to) all attorneys' fees, court costs, and other reasonable costs and expenses incurred by the Payee hereof in connection with the protection of this Note, whether or not any lawsuit is ever filed with respect thereto.

14. Unsecured Note. This Note is unsecured.

15. Notices. All notices, demands and other communications hereunder to either party shall be made in writing and shall be deemed to have been given when actually received or, if mailed, on the first to occur of actual receipt or the third business day after the deposit thereof in the United States mails, by registered or certified mail, postage prepaid, addressed as follows:

If to the Maker:        SAC Holding Corporation
            715 South Country Club Drive
            Mesa, AZ 85210
            Attention: President
            Fax No.: 480-835-5478

    If to Payee :      U-Haul International, Inc.
            2721 North Central Avenue
            Phoenix, Arizona 85004
            Attention: President

or to either party at such other address as such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party.

16. Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Arizona.

18. Jurisdiction. In any controversy, dispute or question arising hereunder, the Maker consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the State of Arizona (whether it be a court of the State of Arizona, or a court of the United States of America situated in the State of Arizona), and in connection therewith, agrees to submit to, and be bound by, the jurisdiction of such court upon Payee's mailing of process by registered or certified mail, return receipt requested, postage prepaid, within or without the State of Arizona, to the Maker at its address for receipt of notices under this Note.

        19. PAYEE NOT PARTNER OF MAKER. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL THE PAYEE OF THIS NOTE BE DEEMED TO BE A PARTNER OR A CO-VENTURER WITH MAKER OR MAKER'S SUBSIDIARIES. MAKER SHALL NOT REPRESENT TO ANY PERSON THAT THE MAKER AND THE PAYEE HEREOF ARE PARTNERS OR CO-VENTURERS.

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20. JURY TRIAL. THE MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

21. Entire Agreement. This Note constitutes the entire agreement between Maker and Payee. No representations, warranties, undertakings, or promises whether written or oral, expressed or implied have been made by the Payee or its agent unless expressly stated in this Note.

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note, pursuant to proper authority duly granted, as of the date and year first above written.

SAC FINANCIAL CORPORATION
a Nevada corporation

By: __________________________________

Its: ___________________________________

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EXHIBIT J

PROMISSORY NOTE

Up to $58,000,000.00                                                                                            Phoenix, Arizona
March 1, 2004

FOR VALUE RECEIVED, SAC Holding Corporation, a Nevada corporation (“Maker”), promises to pay to the order of U-Haul International, Inc., a Nevada corporation (“Payee”), in lawful money of the United States, the principal sum of up to Fifty-Eight Million and no/100ths Dollars ($58,000,000.00), together with interest at the times and at the rates specified in this Note.

1. Interest. From the date hereof through and including the Maturity Date (as hereinafter defined), interest ("Basic Interest") shall accrue on the principal balance of this Note outstanding from time to time at the rate of nine percent (9%) per annum ("Accrual Rate"). Notwithstanding the foregoing, on the fifteenth calendar day of each month commencing on March 15, 2004 and through the Maturity Date (as hereinafter defined), Maker shall pay to Payee interest on the unpaid principal balance of this Note from time to time at the rate of 2% per annum ("Pay Rate Interest"). The remainder of the Basic Interest ("Deferred Interest") shall be deferred and shall bear interest at the Accrual Rate. At the election of Payee, Deferred Interest shall accrue either in cash or in Additional Notes (as hereinafter defined). Any accrued interest on the Deferred Interest shall be considered part of Deferred Interest. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

2. Payments. Pay Rate Interest shall be paid on the fifteenth calendar day of each month, until such time as the notes (the "Senior Notes") under the Indenture with respect to 8.5% Senior Notes Due 2014 of SAC Holding Corporation and SAC Holding II Corporation shall have been paid or satisfied in full. Upon the full repayment or satisfaction of the Senior Notes, payments hereunder shall continue to be made on the fifteenth calendar day of each month but shall consist of principal and Pay Rate Interest, and such principal payments shall be on the basis of a twenty-five year amortization. This Note shall mature on the last day of the month that is the ten (10) year anniversary of the full repayment or satisfaction of the Senior Notes (the "Maturity Date"). On the Maturity Date, all outstanding principal and interest (including Deferred Interest) shall be due and payable.

3. Prepayment. This Note may be prepaid in whole or in part, without penalty or premium.

4. Default Interest. During the existence of a Default (as hereinafter defined), interest will accrue on the entire loan balance at the rate of fifteen percent (15%) per annum commencing on the date the payment was due and continuing until the delinquent payment is received by the Payee.

5. Default and Remedies.

a. Default. The Maker will be in default under this Note if the Maker fails, following the full repayment or satisfaction of the Senior Notes, to make a payment of principal,

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 interest, or other charge when due, which failure to pay is not cured within five (5) business days after the due date therefor.

b. Remedies. Upon a default as described in subparagraph 5.a ("Default"), Payee shall have the right to immediately accelerate the obligations under this Note and all sums owing with respect to this Note will immediately become due and payable.

6. Unsecured. This Note and the obligations hereunder are unsecured.

7. Waivers. The Maker, and any endorsers or guarantors of this Note, severally waive diligence, presentment, protest, demand and all rights of offset and also notice of protest, demand, dishonor, acceleration, intent to accelerate, offset and nonpayment of this Note, and expressly agree that this Note, or any payment under this Note, may be extended from time to time in the Payee’s sole discretion without notice, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of the Maker and any endorsers or guarantors of this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Payee with any person now or hereafter liable for the payment of this Note, will affect the original liability of the Maker under this Note, even if that person is not a party to such agreement. The Payee may waive its rights to require performance of or compliance with any term, covenant or condition of this Note only by express written waiver.

8. Additional Note. At the request of Payee, Maker shall deliver to Payee additional promissory notes (the "Additional Note") to evidence Maker's indebtedness hereunder pursuant to the Deferred Interest. In such event, such Deferred Interest shall be evidenced by such Additional Note and not pursuant to the terms of this Note. Any such Additional Note shall contain economic terms akin to those set forth herein.

9. Maximum Legal Rate of Interest. All agreements between the Payee and the Maker whether now existing or hereafter arising, are hereby limited so that in no event will the interest charged under this Note or agreed to be paid to the Payee exceed the maximum amount permissible under applicable law. If interest otherwise payable to the Payee would exceed the maximum lawful amount, the interest payable will be reduced to the maximum amount permitted under applicable law.

11. Miscellaneous.

a. Costs. The Maker will pay all costs, including, without limitation, reasonable attorneys’ fees, costs and expert fees incurred by the Payee in collecting the sums due under this Note.

b. Modification. This Note may be modified only by a written agreement executed by the person against whom the change, modification or waiver is to be enforced.

c. Law. This Note will be governed by Arizona law, without regard to the choice of law principles thereof.

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d. Successors. The terms of this Note will inure to the benefit of and bind the Maker and the Payee and its heirs, legal representatives and successors and assigns.

e. Time. Time is of the essence with respect to all matters set forth in this Note.

f. Destroyed Note. If this Note is destroyed, lost or stolen, the Maker will deliver a new Note to the Payee on the same terms and conditions as this Note with a notation of the unpaid principal and accrued and unpaid interest in substitution of the prior Note. The Payee will furnish to the Maker reasonable evidence that the Note was destroyed, lost or stolen and any security or indemnity that may be reasonably required by the Maker in connection with the replacement of this Note.

IN WITNESS WHEREOF, the Maker has duly executed and delivered this Note to the Payee as of the date and year first above written.

Maker:

SAC Holding Corporation, a Nevada
corporation

By: _________________________
President

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EXHIBIT K

AGREEMENT TO INDEMNIFY

THIS AGREEMENT TO INDEMNIFY (this "Agreement") is dated as of March 15, 2004 and is by AMERCO, a Nevada corporation ("Indemnitor") in favor of the Indemnified Persons (as defined below).

WHEREAS, as consideration for SAC Holding Corporation and SAC Holding II Corporation being proponents of the Amended Joint Plan of Reorganization of AMERCO and Amerco Real Estate Company, as the same may be amended from time to time (the "Plan"), and the undertaking by such entities of the transactions required or contemplated thereby, Indemnitor desires to indemnify the Indemnified Persons as provided herein, and the Indemnified Persons require such indemnification from AMERCO.

NOW THEREFORE, it is agreed that Indemnitor shall pay, indemnify, defend, and hold SAC Holding Corporation, a Nevada corporation, SAC Holding II Corporation, a Nevada corporation, Mark V. Shoen and Charlene Shoen, husband and wife, individuals, and each of their respective officers, directors, employees, agents, and attorneys-in-fact (if any) (each, an “Indemnified Person” and collectively, the "Indemnified Persons") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution, delivery, enforcement or performance of any agreement required or contemplated by the Plan (including, without limitation, the SAC Holdings Senior Notes Indenture (as defined in the Plan), the SAC Holdings Participation and Subordination Agreement (as defined in the Plan) and the Amended and Restated SAC Holding Notes (as defined in the SAC Holdings Senior Notes Indenture)) and (b) with respect to any investigation, litigation, or proceeding related to any agreement required or contemplated by the Plan (including, without limitation, the SAC Holdings Senior Notes Indenture, the SAC Holdings Participation and Subordination Agreement and the Amended and Restated SAC Holding Notes), or the use of the proceeds under any of the foregoing (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto (all the foregoing, collectively, the “Indemnified Liabilities”). The foregoing to the contrary notwithstanding, Indemnitor shall have no obligation to any Indemnified Person under this Agreement with respect to any otherwise Indemnified Liability (i) arising out of or in connection with any payment default or other default under the SAC Holdings Participation and Subordination Agreement, the Amended and Restated SAC Holding Notes and the SAC Holdings Senior Note Indenture, other than any default resulting primarily from the failure of the Indemnitor to comply with any contractual obligation to which it is subject, or (ii) that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. This Agreement shall survive the termination of all agreements required or contemplated under the Plan (including, without limitation, the SAC Holdings Senior Notes Indenture, the SAC Holdings Participation and Subordination Agreement and the Amended and Restated SAC Holding Notes), and the repayment of the obligations thereunder. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which Indemnitor was required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by Indemnitor with respect thereto.

        IN WITNESS WHEREOF, the undersigned executes this Agreement as of the date first set forth above.

AMERCO, a Nevada corporation

By: _____________________________

Its: _____________________________

EXHIBIT L

PROMISSORY NOTE

Maximum principal amount of                                         dated as of ___________________

$__________________.00

FOR VALUE RECEIVED, the undersigned [SAC Holding Corporation] [SAC Financial Corporation] a Nevada corporation (the "Maker" or the "undersigned"), promises to pay to the order of [AMERCO Entity] ("Payee"), at the principal office of the Payee at 2721 North Central Avenue, Phoenix, Arizona 85004 or at such other place or places as the holder hereof may from time to time designate in writing, the principal sum of up to __________________________ ($__________________.00), or, if less, the aggregate unpaid principal amount of the Loan made by Payee to Maker, with Interest on the principal balance outstanding from time to time, all as hereinafter set forth.

1. Definitions. As used in this Note, each of the following terms shall have the following meanings, respectively:

"Accrual Rate": shall mean the annual interest rate of ______ percent (__.0%).

"Additional Interest": shall mean and include both Cash Flow Contingent Interest and Capital Proceeds Contingent Interest.

"Adjusted Operating Expenses": shall mean Operating Expenses (i) to account for all actual or required Operating Expenses as opposed to escrowed or estimated payments made pursuant to the Senior Loans or otherwise and (ii) such other adjustments to Operating Expenses to adjust for seasonal, extraordinary or non-customary expenses and costs and other abnormalities.

"Affiliate": of any specified Person shall mean (i) any other Person controlling or controlled by or under common control with such specified Person and (ii) any limited partner of such Person if such Person is a limited partnership, any shareholder of such Person if such Person is a corporation, or any member of such Person if such Person is a limited liability company. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract, or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"Basic Interest": shall have the meaning given it in Section 2(a) and 2(b) below.

“Borrowers”: collectively, Twelve SAC Self-Storage Corporation, a Nevada corporation, and Thirteen SAC Self-Storage Corporation, a Nevada corporation.

        "Capital Proceeds Contingent Interest": shall have the meaning given it in Section 2(h)(i) below.

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"Cash Flow Contingent Interest": shall have the meaning given it in Section 2(e) below.

"Catch-Up Payment": shall have the meaning given it in Section 2(d).

"Debt Papers": is defined in Section 14 below.

"Deferred Interest": shall have the meaning given it in Section 2(a).

"GAAP": shall mean generally accepted accounting principles as used and understood in the United States of America from time to time.

"Gross Income": shall equal Gross Receipts for the applicable twelve (12) month period less (i) sale tax and other similar taxes, (ii) condemnation awards, (iii) casualty or other insurance proceeds, (iv) proceeds of any borrowing, (v) proceeds of any or sale of any Mortgaged Properties, (vi) proceeds of any sale of assets outside the ordinary course of business, (vii) revenues relating to equipment or vehicle rentals and (vii) any revenue generated other than in connection with the use of the Mortgaged Properties.

"Gross Receipts": shall mean, for any period all gross receipts, revenues and income of any and every kind collected or received by or for the benefit or account of Maker and the Borrower during such period arising from the ownership, rental, use, occupancy or operation of the Project or any portion thereof. Gross Receipts shall include, without limitation, all receipts from all tenants, licensees and other occupants and users of the Project or any portion thereof, including, without limitation, rents, security deposits and the like, interest earned and paid or credited on all Maker's or the Borrowers’ deposit accounts related to the Project, all proceeds of rent or business interruption insurance, and the proceeds of all casualty insurance or eminent domain awards to the extent not (i) applied, or reserved and applied within six (6) months after the creation of such reserve, to the restoration of the Project in accordance with the Mortgage, (ii) paid to Holder to reduce the principal amount of the Loan or (iii) paid to reduce the principal amount of the Senior Loans. Gross Receipts shall include the net commission payable from U-Haul International, Inc. for the rental of its equipment (whether or not such equipment is owned by the Owner of the Mortgaged Property) at any Mortgaged Property; provided however that such net commissions payable shall not be included in Gross Receipts until the 15th day of the month following the month in which such rental occurred, all in accordance with the customary procedure for the payment of net commission. Gross Receipts shall not include any capital contributed to Maker, whether in the form of a loan or equity, or any proceeds from any loan made to Maker. Any receipt included within Gross Receipts in one period shall not be included within Gross Receipts for any other period (i.e., no item of revenue or receipts shall be counted twice).

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"Highest Lawful Rate": shall mean the maximum rate of interest which the Holder is allowed to contract for, charge, take, reserve, or receive under applicable law after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder.

"Holder": shall mean at any particular time, the Person that is then the holder of this Note.

"Interest": shall mean Additional Interest, Basic Interest and Deferred Interest.

"Loan": shall mean the unsecured loan in the amount of up to $30,000,000.00 made by Payee to Maker and evidenced by this Note or up to such amount as may have been advanced by Payee to Maker from time to time.

"Loan Year": shall mean a year commencing on the date of this Note, or an anniversary thereof, and ending 365 days (or 366 days in a leap year) thereafter.

"Management Fee": shall mean the fee paid to the Project Manager pursuant to the Property Management Agreement which fee shall in no event exceed six percent (6.0%) of Gross Receipts.

"Material Adverse Effect": shall mean the likely inability or reasonably anticipated inability of Maker to pay the Loan and perform its other obligations in compliance with the terms of the Debt Papers.

"Maturity Date": shall mean the first to occur of the Stated Maturity Date and the earlier date (if any) on which the unpaid principal balance of, and unpaid Interest on, this Note shall become due and payable on account of acceleration by the Holder hereof.

"Mortgage": shall mean collectively the Deeds of Trust (and Mortgages, and Deeds to Secure Debt), Assignment of Leases and Rents, Security Agreement and Financing Statement securing the promissory note representing the Senior Loans, as the same may be amended, modified or restated from time to time and together with all replacements and substitutions therefor. The Mortgage is more fully identified in Section 14 below.

“Mortgaged Properties”: shall mean the properties of the Borrowers identified on Schedule A hereto.

"Net Capital Proceeds": shall have the meaning given it in Section 2(h)(iv) below.

               "Net Cash Flow": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the sum of Interest paid during such period, Operating Expenses paid for and with respect to such period, and interest paid under and on account of the Senior Loans during such period; but Net Cash Flow for any period shall not be less than

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    zero.

"Net Cash Flow Before Debt Service": shall mean, for any period, the amount by which the Gross Receipts for such period exceed the Operating Expenses for and with respect to such period.

"Net Operating Income": shall mean the "Gross Income" generated by the Project less Adjusted Operating Expenses, adjusted to reflect a ninety-five (95%) percent occupancy on a per Mortgaged Property basis for of the Project.

"Note": shall mean this Promissory Note as it may be amended, modified, extended or restated from time to time, together with all substitutions and replacements therefor.

"Operating Expenses": shall mean, for any period, all cash expenditures of Maker or the Borrowers actually paid (and properly payable) during such period for (i) payments into escrow pursuant to the Debt Papers for real and personal property taxes; (ii) real and personal property taxes on the Project (except to the extent paid from escrowed funds); (iii) premiums for liability, property and other insurance on the Project; (iv) the Management Fee; (v) sales and rental taxes relating to the Project (except to the extent paid from the Tax and Insurance Escrow Account); and (vi) normal, reasonable and customary operating expenses of the Project. In no event shall Operating Expenses include amounts distributed to the partners or shareholder's of Maker or the Borrowers, payments to Affiliates not permitted under Section 7(c) below, any payments made on the Loan or any other loan obtained by Maker, amounts paid out of any funded reserve expressly approved by Holder, non-cash expenses such as depreciation, or any cost or expense related to the restoration of the Project in the event of a casualty or eminent domain taking paid for from the proceeds of insurance or an eminent domain award or any reserve funded by insurance proceeds or eminent domain awards.

"Pay Rate": shall mean the annual interest rate of two percent (2.0%).

"Pay Rate Interest": shall mean for any period the amount of Basic Interest payable for such period less the amount of Deferred Interest which accrued during such period.

"Person": shall mean any corporation, natural person, firm, joint venture, general partnership, limited partnership, limited liability company, trust, unincorporated organization, government or any department or agency of any government.

"Present Value": shall have the meaning given such term in Section 4(c) below.

       "Project": shall mean the real estate, the improvements and the personal property identified on Schedule A hereto, taken together collectively.

      "Project Manager": shall have the meaning given it in Section 6(j) below.

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"Property Management Agreement": shall have the meaning given such term in Section 6(j) below.

"Requirements of Law": shall mean, as to any Person, requirements as set out in the provisions of such Person's Articles of Incorporation and Bylaws (in the case of a corporation) partnership agreement and certificate or statement of partnership (in the case of a partnership) or other organizational or governing documents, or as set out in any law, treaty, rule or regulation, or final and binding determination of an arbitrator, or determination of a court or other federal, state or local governmental agency, authority or subdivision applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, or in any private covenant, condition or restriction applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Sale": shall mean any direct or indirect sale, assignment, transfer, conveyance, lease (except for leases or licenses of terms not exceeding 1 year to tenants in the ordinary course of business complying with standards and in a form approved by Payee) or disposition of any kind whatsoever of the Project, or of any portion thereof or interest (whether legal, beneficial or otherwise) of 25% or more (in the aggregate of all such sales, transfers, assignments, etc., made at any time or from time to time, taken together) of all equity interests in Maker.

"Security Documents": shall mean the documents and instruments included within the definition of the term "Security Documents" as provided in Section 14 below.

"Senior Loan Documents": shall mean and include, at any time, all promissory notes, mortgages and other documents and instruments which create, evidence or secure all or any part of the Senior Loans.

"Senior Lender" shall mean First Union National Bank or designee and/or such other Person who may extend a senior loan with respect to the Project or any portion thereof, as the context may so require, in its capacity as the lender under the Senior Loans.

"Senior Loans": shall mean, collectively, (i) that certain loan in the amount of $16,113,000.00 made by Senior Lender to the Twelve SAC Self Storage Corporation; (ii) that certain loan in the amount of $14,887,000.00 made by Senior Lender to the Thirteen SAC Self Storage Corporation; and/or (viii) any other senior loan secured by the Project or any portion thereof.

              "Stated Maturity Date": shall mean the earlier of January 1, 2021 and the date on which all of the Property Management Agreements are terminated in accordance with Section 6 thereof, or on demand by Payee.

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"Tax and Insurance Escrow Account": shall mean any impound account established pursuant to the Senior Loans, or any of them, and may include without limitation, impounds for capital repairs and replacements.

"Triggering Event": shall have the meaning given it in Section 2(h)(ii) below.

"Yield Maintenance Premium": shall have the meaning given such term in Section 4(b) below.

2. Interest.

(a) Basic Interest Rate Prior to Maturity. Prior to the Maturity Date, interest ("Basic Interest") shall accrue on the principal balance of the Note outstanding from time to time at the Accrual Rate. Such interest shall be paid as follows: quarterly in arrears, on the first business day of each calendar quarter. Maker shall pay to Holder an amount calculated by applying the Pay Rate to the principal balance outstanding hereunder; and, the remainder of the Basic Interest accrued hereunder at the Accrual Rate during such quarter through the last day of such quarter ("Deferred Interest") shall be deferred, shall be payable as and at the time provided in Section 2(d) below, and commencing on the day payment of Basic Interest at the Pay Rate is due for such quarter, interest shall accrue on such Deferred Interest at the Accrual Rate (and any accrued interest thereon, shall be considered part of Deferred Interest).

(b) Post-Maturity Basic Interest. From and after the Maturity Date interest ("Post Maturity Basic Interest") shall accrue and be payable on the outstanding principal balance hereof until paid in full at an annual rate equal to fifteen percent (15%) and such Post Maturity Basic Interest shall be payable upon demand.

(c) Computations. All computations of interest and fees payable hereunder shall be based upon a year of 360 days for the actual number of days elapsed.

(d) Deferred Interest. Deferred Interest shall be paid as follows:

(i) On each quarterly date for the payment of Basic Interest, Maker shall pay an amount (the "Catch-Up Payment") equal to the lesser of (i) the aggregate outstanding Deferred Interest on the last day of the quarter for which such payment is being made and (ii) ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that quarter the sum of principal and interest paid on the Senior Loans by the borrowers thereunder for such period plus an additional amount equal to twice the Pay Rate Interest for such period;

(ii) All unpaid Deferred Interest shall be paid on the Maturity Date; and

(iii) No payment of Deferred Interest may, when added to all other payments of

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    interest or payments construed as interest, shall exceed the Highest Lawful Rate.

(e) Cash Flow Contingent Interest. In addition to Basic Interest and Deferred Interest, on each date on which Basic Interest is payable hereunder, Maker shall pay to Holder interest ("Cash Flow Contingent Interest") in an amount equal to the amount (if any) by which ninety percent (90%) of the result of subtracting from Net Cash Flow Before Debt Service for that quarter the sum of principal and interest paid on the Senior Loans for such period plus an additional amount equal to twice the Pay Rate Interest for such period each calculated as of that date exceeds the Catch-Up Payment paid on that date by Maker to Holder. Additionally, at the time of the closing of any impound accounts established pursuant to the Senior Loan Documents, deposits into which are considered Operating Expenses, Cash Flow Contingent Interest shall be due to the Holder on the balances in those accounts except to the extent such balances are paid to the Senior Lender.

(f) Quarterly Statements; Adjustment of Payments. On the due date for each payment of Basic Interest, Maker shall deliver to Holder a certified statement of operations of the Project for the calendar quarter or other period with respect to which such Basic Interest is due, showing in reasonable detail and in a format approved by Holder respective amounts of, and the method of calculating, the Gross Receipts, Gross Income, Operating Expenses, Net Cash Flow, Catch-Up Amount and Cash Flow Contingent Interest for the preceding calendar quarter, as well as (if requested by Holder) all data necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such books and records shall be available for at least five years after the end of the calendar quarter to which they relate. Holder shall have the right to inspect, copy and audit such books of account and records during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any payments made on account of Cash Flow Contingent Interest. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

      (g) Prorations of Cash Flow Contingent Interest. Cash Flow Contingent Interest shall be equitably prorated on the basis of a 365-day year for any partial calendar quarter in which the term of the Loan commences or in which the Note is paid in full. If the payment of Cash Flow Contingent Interest due on the Maturity Date is made before the delivery to Holder of the quarterly statement for the then current calendar quarter, then Maker shall pay to Holder on Maturity Date an estimate of such amount. Maker shall subsequently deliver to Holder an operating statement as required by Section 2(f) for the quarter in which the Maturity Date occurred, and an appropriate adjustment of the estimated amount previously paid by Maker shall be made by the parties within ten (10) days after the operating statement for such final quarter is delivered to Holder.

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(h) Capital Proceeds Contingent Interest.

(i) Capital Proceeds Contingent Interest Defined. Maker shall pay to Holder, in addition to Basic Interest, Deferred Interest and Cash Flow Contingent Interest, at the time or times and in the manner hereinafter described, an amount equal to ninety percent (90%) of the Net Capital Proceeds resulting from, or determined at the time of, any of the Triggering Events described below (collectively, "Capital Proceeds Contingent Interest").

(ii) Events Triggering Payment of Net Capital Proceeds. Capital Proceeds Contingent Interest shall be due and payable concurrently with the occurrence of each and every one of the following events (collectively "Triggering Events", and individually, a "Triggering Event"):

(A) Project Sale or Financing. The closing of any Sale of the Project (any such event is hereinafter collectively referred to as a "Sale or Financing");

(B) Default Occurrence. The occurrence of any Event of Default which is not fully cured within the period of time, if any, expressly provided for cure herein, and the acceleration of the maturity of the Loan on account thereof (hereinafter collectively referred to as a "Default Occurrence"); and

(C) Maturity Occurrence. The occurrence of the Maturity Date or the prepayment by Maker (if permitted hereunder) of all principal and accrued Basic Interest (including, without limitation, Deferred Interest) and Cash Flow Contingent Interest outstanding on the Loan (the "Maturity Occurrence").

(iii) Notice of Triggering Event: Time for Payment of Capital Proceeds Contingent Interest. Maker shall notify Holder of the occurrence of a Triggering Event, and shall pay Holder the full amount of any applicable Capital Proceeds Contingent Interest which is payable in connection therewith, as follows:

(A) In the case of any Sale or Financing or the Maturity Occurrence, Maker shall give Holder written notice of any such Triggering Event not less than seventy five (75) days before the date such Triggering Event is to occur. Any Capital Proceeds Contingent Interest due Holder on account of any Sale or Financing or the Maturity Occurrence shall be paid to Holder on the date such Triggering Event occurs.

                (B) In the case of a Default Occurrence, no notice of such a Triggering Event need be given by Maker. In such event, payment of any and all Capital
Proceeds Contingent Interest on account of the Default Occurrence shall be immediately due and payable upon acceleration of the maturity of the Loan.

               (iv) Determination of Net Capital Proceeds. Prior to the occurrence of a Triggering Event (or, in the event of a Default Occurrence, within a reasonable time

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        thereafter), the "Net Capital Proceeds" resulting from such Triggering Event shall be determined as follows:

(A) Net Capital Proceeds From Sale or Financing. Except as provided in Section 2(h)(iv)(B) below, in the event of a Sale or Financing, "Net Capital Proceeds" shall be the amount which is equal to: (I) either (x) the Gross Capital Proceeds (as hereinafter defined) realized from the Project, or (y) the fair market value of the Project determined pursuant to Section 2(h)(v) below, if Holder in its discretion requires such a determination, minus (II) the sum of: (aa) reasonable brokerage commissions (excluding any payments to any Affiliate of Maker to the extent such payments exceed those which would have been due as commissions to a non-Affiliate broker rendering identical services), title insurance premiums, documentary transfer taxes, escrow fees and recording charges, appraisal fees, reasonable attorneys' fees and costs, and sales taxes (if any), in each case actually paid or payable by Maker in connection with the Sale or Financing, plus (bb) all payments of principal and Deferred Interest paid to Holder an account of this Note from the proceeds of such Sale or Financing, plus (cc) an amount equal to all payments of principal and interest on the Senior Loans made from the proceeds of such Sale or Financing, plus (dd) any amount paid as Yield Maintenance Premium as a result of such Sale or Financing. For purposes of this Section 2(h), "Gross Capital Proceeds" shall mean the gross proceeds of whatever form or nature payable directly or indirectly to or for the benefit or account of Maker in connection with such Sale or Financing, including, without limitation: cash; the outstanding balance of any financing which will remain as a lien or encumbrance against the Project or any portion thereof following such Sale or Financing (but only in the case of a Sale, and not in the case of an encumbrance); and the cash equivalent of the fair market value of any non-cash consideration, including the present value of any promissory note received as part of the proceeds of such Sale or Financing (valued at a market rate of interest, as determined by an independent investment banker designated by Holder).

(B) Net Capital Proceeds In Connection With a Default or Maturity Occurrence. In the event of a Default Occurrence or the Maturity Occurrence when no Sale or Financing has occurred, the "Net Capital Proceeds" shall equal: (I) the fair market value of the Project determined as of the date of such Triggering Event in accordance with Section 2(h)(v) below, minus (II) the sum of (aa) the outstanding principal balance plus Deferred Interest on the Note plus (bb) the outstanding principal balance of, and accrued but unpaid interest on, the Senior Loans.

              (v) Determination of Fair Market Value. The fair market value of the Project shall be determined for purposes of this Note as follows:

                (A) Partial Sale. In the event of a Sale of a portion of the Project, Holder shall select an experienced and reputable appraiser to prepare a written appraisal report of the fair market value of the Project in accordance with clause (C) below, and the appraised fair market value submitted to Holder by such appraiser shall be conclusive for purposes of this Note.

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(B) Other Occurrences. In all other circumstances the fair market value of the Project shall be deemed to equal the result of dividing the Net Cash Flow Before Debt Service for the immediately preceding fiscal year by ten percent (10%). However, if the Net Cash Flow Before Debt Service for the immediately preceding fiscal year has been lowered because of unusually high Operating Expenses during such fiscal year the fair market value of the Project may, at the option of the Maker be determined by dividing by ten percent (10%) the mean average of the Net Cash Flow Before Debt Service of the Project for the 3 immediately preceding fiscal years of the Project.

(C) Appraisal Standards and Assumptions. In making any determination by appraisal of fair market value, the appraiser(s) shall assume that the improvements then located on the Project constitute the highest and best use of the property. If the Triggering Event is a Sale or Financing, the appraiser(s) shall take the sales price into account, although such sales price shall not be determinative of fair market value. Each appraiser selected hereunder shall be an independent MAI-designated appraiser with not less than ten years' experience in commercial real estate appraisal in the general geographical area where the Project is located.

(vi) Effect on Holder's Approval Rights. Nothing contained in this Section 2(h) shall be deemed or construed to waive, restrict, impair, or in any manner affect Holder's rights hereunder to consent (or withhold its consent) to: any prepayment of the Loan in whole or in part; sales or other transfers of all or any portion of the Project or any interest therein; sales or other transfers of any ownership interests in Maker; any refinancing of all or any portion of the Loan; any junior financing; or, any other matters which require Holder's consent.

(vii) Statement, Books and Records. With each payment of Capital Proceeds Contingent Interest, Maker shall furnish to Holder a statement setting forth Maker's proposed calculation of Net Capital Proceeds and Capital Proceeds Contingent Interest and shall provide a detailed breakdown of all items necessary for such calculation. For a period of five years after each payment of Capital Proceeds Contingent Interest, Maker shall keep and maintain full and accurate books and records adequate to correctly reflect each such item. Said books and records shall be available for Holder's inspection, copying and audit during reasonable business hours following reasonable notice for the purpose of verifying the accuracy of the payments made on account of Capital Proceeds Contingent Interest. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by maker as being payable with respect thereto.

                (viii) Negative Capital Proceeds Contingent Interest. Notwithstanding any other provision of this Agreement, Holder shall not be responsible or liable in any respect to Maker or any other Person for any reduction in the fair market value of the Project or for any

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 contingency, condition or occurrence that might result in a negative number for Capital Proceeds Contingent Interest. If at any time it is calculated, Capital Proceeds Contingent
Interest shall be a negative amount, no Capital Proceeds Contingent Interest shall at that time be payable to Holder, but Holder shall in no way be liable for any such negative amount and there shall be no deduction or offset for such negative amount at any time when Capital Proceeds Contingent Interest shall be subsequently calculated.

(ix) No payment of Capital Proceeds Contingent Interest may, when added to all other payments of interest or payments construed as interest, shall exceed the Highest Lawful Rate.

3. Usury Savings Clause. The provisions of this Section 3 shall govern and control over any irreconcilably inconsistent provision contained in this Note or in any other document evidencing or securing the indebtedness evidenced hereby. The Holder hereof shall never be entitled to receive, collect, or apply as interest hereon (for purposes of this Section 3, the word "interest" shall be deemed to include Basic Interest, Additional Interest and any other sums treated as interest under applicable law governing matters of usury and unlawful interest), any amount in excess of the Highest Lawful Rate (hereinafter defined) and, in the event the Holder ever receives, collects, or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of principal and shall be treated hereunder as such; and, if the principal of this Note is paid in full, any remaining excess shall forthwith be paid to Maker. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Maker and the Holder shall, to the maximum extent permitted under applicable law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note; provided, that if this Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Highest Lawful Rate, the Holder shall refund to Maker the amount of such excess or credit the amount of such excess against the principal of this Note, and, in such event, the Holder shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the Highest Lawful Rate.

         4. Payments.

(a) Interest. Maker promises to pay to the Holder hereof Basic Interest, Deferred Interest and Additional Interest as, in kind with respect to, this Note shall be made by the Maker to the Holder hereof at its office the respective amounts, and at the respective times provided in Section 2 hereinabove. No principal payments shall be due hereunder except at the Stated Maturity Date or as otherwise provided herein in the event of default. Each payment of Basic Interest (including without limitation, Deferred Interest), and Additional Interest on, or any other amounts of any in Phoenix, Arizona (or at any other place which the Holder may hereafter designate for such purpose in a notice duly given to the Maker hereunder), not later than noon, Pacific Standard Time, on the date due thereof; and funds received after that hour shall be deemed to have been received by the Holder on the next following business day. Whenever any payment to be made under this Note shall be stated

11

       to be due on a date which is not a business day, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable at the applicable rate during such extension.

(b) Late Payment Charges. If any amount of Interest, principal or any other charge or amount which becomes due and payable under this Note is not paid and received by the Holder within five business days after the date it first becomes due and payable, Maker shall pay to the Holder hereof a late payment charge in an amount equal to five percent (5%) of the full amount of such late payment, whether such late payment is received prior to or after the expiration of the ten-day cure period set forth in Section 8(a). Maker recognizes that in the event any payment secured hereby (other than the principal payment due upon maturity of the Note, whether by acceleration or otherwise) is not made when due, Holder will incur extra expenses in handling the delinquent payment, the exact amount of which is impossible to ascertain, but that a charge of five percent (5%) of the amount of the delinquent payment would be a reasonable estimate of the expenses so incurred. Therefore, if any such payment is not received when due and payable, Maker pay to Holder to cover expenses incurred in handling the delinquent payment, an amount calculated at five percent (5%) of the amount of the delinquent payment.

(c) No Prepayment. Maker shall have the right to prepay this Note at any time, but only subject to the requirements and conditions set forth below. If under any circumstances whatsoever (other than pursuant to Section 3 above) this Note is paid in whole or in part, whether voluntarily, following acceleration after the occurrence of an Event of Default, with the consent of Holder, by Holder's application of any condemnation or insurance proceeds to amounts due under the Note, by operation of law or otherwise, and whether or not such payment prior to the Stated Maturity Date results from the Holder's exercise of its rights to accelerate the indebtedness evidenced hereby, then Maker shall pay to the Holder the Yield Maintenance Premium (defined hereinbelow) in addition to paying the entire unpaid principal balance of this Note and all Interest which has accrued but is unpaid except with the written consent of the Holder.

          A Yield Maintenance Premium in an amount equal to the grater of (A) one percent (1.0%) of the principal amount being prepaid, and (B) the positive excess of (1) the present value ("PV") of all future installments of principal and interest due pursuant to Section 4(a) of this Note absent any such prepayment including the principal amount due at the Stated Maturity Date (collectively, "All Future Payments"), discounted at an interest rate per annum equal to the sum of (a) the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such Yield Maintenance Premium is payable for instruments having a maturity coterminous with the remaining term of this Note, and (b) One Hundred Forty (140) basis points, over (2) the then outstanding principal balance hereof immediately before such prepayment [(PV of All Future Payments) (Principal balance at the time of prepayment) = Yield Maintenance Premium]. "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519). If there is no Treasury Constant

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        Maturity Yield Index for instruments having a maturity coterminous with the remaining term of this Note, then the index shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to the maturity, calculated by averaging (and rounding upward to the nearest 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward). In the event that any Yield Maintenance Premium is due hereunder, Holder shall deliver to Maker a statement setting forth the amount and determination of the Yield Maintenance Premium and, provided that Holder shall have in good faith applied the formula described above, Maker shall not have the right to challenge the calculation or the method of calculation set forth in any such statement in the absence of manifest error, which calculation may be made by Holder on any day during the thirty (30) day period preceding the date of such prepayment. Holder shall not be obligated or required to have actually reinvested the prepaid principal balance at the Treasury Constant Maturity Yield Index or otherwise as a condition to receiving the Yield Maintenance Premium. No Yield Maintenance Premium or premium shall be due or payable in connection with any prepayment of the indebtedness evidenced by this Note made on or after any date after January 1, 2008. In addition to the aforesaid Yield Maintenance Premium if, upon any such prepayment (whether prior to or after any date that is after January 1, 2008, the aforesaid prior written notice has not been received by Holder, the Yield Maintenance Premium shall be increased by an amount equal to the lesser of (i) thirty (30) days' unearned interest computed in the outstanding principal balance of this Note, so prepaid and (ii) unearned interest computed on the outstanding principal balance of this Note so prepaid for the period from, and including, the date of prepayment through the otherwise Stated Maturity Date of this Note.

      Without limiting the scope of the foregoing provisions, the provisions of this paragraph shall constitute, within the meaning of any applicable state statute, both a waiver of any right Maker may have to prepay the Note, in whole or in part, without premium or charge, upon acceleration of the maturity of the Note, or otherwise, and an agreement by Maker to pay the prepayment charge described in this Note, whether such prepayment is voluntary or upon or following any acceleration of this Note, or otherwise, and for such purpose Maker has separately initialed this provision in the space provided below, and Maker hereby declares that Holder's agreement to make the
Loan to Maker at the interest rate and for the term set forth in the Note constitutes adequate consideration, of individual weight, for this waiver and agreement by Maker.

             Notwithstanding the foregoing, or anything else in this Note to the contrary, it is agreed that in the event this Note becomes due and payable as a result of the termination of all of the Property Management Agreements, Maker shall not be subject to the Yield Maintenance Premiums or other prepayment premiums contemplated herein and Maker shall only be required to repay the outstanding principal balance of this Note and accrued but unpaid Basic Interest and Deferred Interest through the date of such prepayment, it being agreed that in such event, Maker shall not be required to pay any Capital Proceeds Contingent Interest or

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      Cash Flow Contingent Interest.

5. Representations and Warranties of Maker. Maker represents and warrants to Payee, as of the date hereof, that:

(a) Due Authorization. Maker is a corporation duly organized under the laws of the state of its organization, with the authority to consummate the transactions contemplated hereby;

(b) No Violation. Maker's execution, delivery and performance of its obligations under the Debt Papers do not and will not violate the articles of incorporation or by-laws of Maker and will not violate, conflict with or constitute a default under any agreement to which Maker is a party or by which the Project is bound or encumbered, or violate any Requirements of Law to which Maker or the Project is subject;

(c) Consents. No consents, approvals, filings, or notices of, with or to any Person are required on the part of Maker in connection with Maker's execution, delivery and performance of its obligations hereunder that have not been duly obtained, made or given, as the case may be;

(d) Enforceability. The Note is valid, binding and enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally.

(e) Compliance with Laws. Each Mortgaged Property is in compliance in all material respects with all applicable Requirements of Law;

        (f) Zoning and Other Laws. The Project and the use thereof as a self-storage facility, separate and apart from any other properties, constitutes a legal and conforming use under applicable zoning regulations and each such Project is in compliance in all material respects with all applicable Requirements of Law;

               (g) Litigation. No litigation, investigation or proceeding or notice thereof before any arbitrator or governmental authority, agency or subdivision is pending or, to Maker's best knowledge, threatened, against Maker or the Project;

               (h) Utilities; Licenses. All utilities required by Requirements of Law or by the normal and intended use of the Project are installed to the property line and connected by valid permits and the Maker possesses, or will possess as and when necessary, all patents, patent rights or licenses, trademarks, trade names, trade name right, service marks, copyrights, licenses, permits and consents (or rights thereto) which are required to conduct its business as it is now conducted or as it is presently proposed to be conducted, or which are required by any governmental entity or agency;

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(i) Intentionally omitted; and

(j) Place of Business. Maker’s principal place of business is located at 715 South Country Club Drive, Mesa, AZ 85210.

6. Affirmative Covenants. Maker hereby covenants and agrees that, so long as any indebtedness under the Note remains unpaid, Maker shall:

(a) Use of Proceeds. Use the proceeds of the Loan to repay certain indebtedness presently outstanding against the Project and held by Payee or to capitalize the Borrowers.

(b) Financial Statements. Deliver or cause to be delivered to Holder:

(i) As soon as available and in any event within 90 days after the end of each calendar year, annual financial reports on the Project showing all income and expenses certified to be accurate and complete by an officer of the Maker; and

(ii) As soon as available and in any event within 45 days after the end of each of the first three calendar quarters of each year, (1) a detailed comparative earnings statement for such quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, and (2) financial reports on the Project showing all income and expenses, certified to be accurate and complete by an officer of the managing general partner of Maker (or, if Maker is a corporation, of Maker); and

(iii) Promptly, such additional financial and other information (including, without limitation, information regarding the Project) as Holder may from time to time reasonably request.

           (c) Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and, upon reasonable notice, permit representatives of Holder to examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired by Holder and to discuss the business, operations, properties and financial and other conditions of Maker with officers and employees of Maker and with its independent certified public accountants. In addition, on the last day of each calendar month on which an Interest payment is due, Maker shall furnish to Holder a certified statement of operations of the Project for the calendar month in which such Interest payment is due, showing in reasonable detail and in a format approved by Holder the Gross Receipts, Operating Expenses, and Net Cash Flow, as well as (if required by Holder) all data necessary for the calculation of any such amounts. Maker shall keep and maintain at all times full and accurate books of account and records adequate to correctly reflect all such amounts. Such

15

         books and records shall be available for at least five (5) years after the end of the relevant calendar month. Holder shall have the right to inspect, copy and audit such books of account and records at Holder's expense, during reasonable business hours, and upon reasonable notice to Maker, for the purpose of verifying the accuracy of any principal payments made. The costs of any such audit will be paid by Holder, except that Maker shall pay all reasonable costs and expenses of any such audit which discloses that any amount properly payable by Maker to Holder hereunder exceeded by five percent (5%) or more the amount actually paid and initially reported by Maker as being payable with respect thereto.

(d) Notices. Give prompt written notice to Holder of (a) any claims, proceedings or disputes (whether or not purportedly on behalf of Maker) against, or to Maker's knowledge, threatened or affecting Maker or the Project which, if adversely determined, could reasonably be expected to have a Material Adverse Effect (without in any way limiting the foregoing, claims, proceedings, or disputes involving in the aggregate monetary amounts in excess of $500,000 not fully covered by insurance shall be deemed to be material), or (b) any proposal by any public authority to acquire the Project or any portion thereof.

(e) Expenses. Pay all reasonable out-of-pocket expenses (including fees and disbursements of counsel, including special local counsel) of Holder, incident to any amendments, waivers and renewals of this Note.

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(f) Debt Papers. Comply with and observe all terms and conditions of the Debt Papers to which it is subject.

(g) INDEMNIFICATION. INDEMNIFY AND HOLD HARMLESS HOLDER AND ITS DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS AND AGENTS (THE "INDEMNIFIED PARTIES") FROM AND AGAINST ALL DAMAGES AND LIABILITIES (COLLECTIVELY AND SEVERALLY, "LOSSES") ASSESSED AGAINST ANY OF THEM RESULTING FROM THE CLAIMS OF ANY PARTY RELATING TO OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT FOR LOSSES CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY, AND REIMBURSE EACH INDEMNIFIED PARTY FOR ANY EXPENSES (INCLUDING THE FEES AND DISBURSEMENTS OF LEGAL COUNSEL) REASONABLY INCURRED IN CONNECTION WITH THE INVESTIGATION OF, PREPARATION FOR OR DEFENSE OF ANY ACTUAL OR THREATENED CLAIM, ACTION OR PROCEEDING ARISING THEREFROM (INCLUDING ANY SUCH COSTS OF RESPONDING TO DISCOVERY REQUEST OR SUBPOENAS), REGARDLESS OF WHETHER HOLDER OR SUCH OTHER INDEMNIFIED PERSON IS A PARTY THERETO. WITHOUT DEROGATING THE PROVISIONS OF SECTION 20 BELOW, IT IS ACKNOWLEDGED AND AGREED BY MAKER THAT THE INDEMNIFICATION RIGHTS OF THE INDEMNIFIED PARTIES HEREUNDER ARE IN ADDITION TO AND CUMULATIVE WITH ALL OTHER RIGHTS OF THE INDEMNIFIED PARTIES. WITH REFERENCE TO THE PROVISIONS SET FORTH ABOVE IN THIS SECTION 6(g) FOR PAYMENT BY MAKER OF ATTORNEYS' FEES INCURRED BY THE INDEMNIFIED PARTIES IN ANY ACTION OR CLAIM BROUGHT BY A THIRD PARTY, MAKER SHALL, IF IT ADMITS LIABILITY HEREUNDER TO ANY INDEMNIFIED PARTY, DILIGENTLY DEFEND SUCH INDEMNIFIED PARTY AND DILIGENTLY CONDUCT THE DEFENSE. IF HOLDER OR ANY OTHER SUCH INDEMNIFIED PARTY DESIRES TO ENGAGE SEPARATE COUNSEL, IT MAY DO SO AT ITS OWN EXPENSE; PROVIDED, HOWEVER, THAT SUCH LIMITATION ON THE OBLIGATION OF MAKER TO PAY THE FEES OF SEPARATE COUNSEL FOR SUCH INDEMNIFIED PARTY SHALL NOT APPLY IF SUCH INDEMNIFIED PARTY HAS RETAINED SAID SEPARATE COUNSEL BECAUSE OF A REASONABLE BELIEF THAT MAKER IS NOT DILIGENTLY DEFENDING IT AND/OR NOT DILIGENTLY CONDUCTING THE DEFENSE AND SO NOTIFIES MAKER. THE OBLIGATIONS OF MAKER UNDER THIS SECTION 6(g) SHALL SURVIVE REPAYMENT IN FULL OF THE INDEBTEDNESS EVIDENCED HEREBY. EXCEPT AS OTHERWISE PROVIDED, IT IS THE INTENT OF THIS SECTION 6(g) THAT THE MAKER SHALL INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM LOSSES OCCASIONED BY THE ACTS OR OMISSIONS, INCLUDING, WITHOUT LIMITATION, NEGLIGENCE, OF THE INDEMNIFIED PARTIES.

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(g) Co-operation. Execute and deliver to Holder any and all instruments, documents and agreements, and do or cause to be done from time to time any and all other acts, reasonably deemed necessary or desirable by Holder to effectuate the provisions and purposes of this Note.

(h) Requirements of Law. Comply at all times with all Requirements of Law.

(i) Management Agreement. Cause or permit the Project to be initially managed by subsidiaries of U-Haul International, Inc. or to be at all times managed by a nationally recognized self-storage property management company (the "Project Manager") approved by the Holder, which Project Manager shall be employed pursuant to an agreement (the "Property Management Agreement") approved by the Holder. In no event shall the fees paid (or required to be paid) to the Project Manager exceed six percent (6%) of Gross Receipts for any time period. The Maker agrees, upon request of the Holder, to exercise its right to terminate any Project Manager upon the occurrence and continuance of (i) an Event of Default, (ii) a Sale of U-Haul International, Inc. or such Project Manager, (iii) a breach by such Project Manager of its respective Property Management Agreement, or (iv) the Net Cash Flow prior to subtracting Interest shall fall twenty percent (20%) or more for one complete Loan Year.

7. Negative Covenants. Maker hereby agrees that, as long as any indebtedness under the Note remains unpaid, Maker shall not, directly or indirectly:

(a) Indebtedness. Create, incur or assume any Indebtedness except for: (i) the Loan; (ii) Maker’s contingent obligations under the Senior Loans; (iii) non-delinquent taxes; (iv) unsecured debt incurred in the ordinary course of business and (v) other indebtedness owed to Payee and its affiliates.

(b) Consolidation and Merger. Liquidate or dissolve or enter into any consolidation, merger, partnership, joint venture, syndicate or other combination (except for a merger or consolidation for the purpose of, and having the effect of changing Maker's jurisdiction of organization).

(c) Transactions with Affiliates. Purchase, acquire or lease any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management or similar agreement with, any Affiliate, or enter into any other transaction or arrangement or make any payment to (including, without limitation, on account of any management fees, service fees, office charges, consulting fees, technical services charges or tax sharing charges) or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate on terms which are unreasonably burdensome or unfair, except (i) transactions relating to the sharing of overhead expenses, including, without limitation, managerial, payroll and accounting and legal expenses, for which charges assessed against Maker are not greater than would be

18

        incurred by Maker in similar transactions with non-Affiliates, or (ii) fair and reasonable transactions between Maker and U-Haul International, Inc. and its related companies.

                       (d) Sale of Interests in the Project or in the Maker. Without obtaining the prior written consent of Holder (which Holder may withhold or condition in its sole and absolute discretion), cause, permit or acquiesce in any Sale or Financing.

(e) Distributions. Notwithstanding anything to the contrary contained in this Note or the Debt Papers, Maker shall not make any distributions to any of its partners, except for distributions of amounts not in excess of (i) the Catch-Up Amount for any quarter, (ii) any Net Cash Flow for any quarter remaining after the payment to Holder of all Interest and the Catch-Up Amount payable for and with respect to such quarter, and (iii) upon the Sale or Financing any Net Sale or Financing proceeds remaining after payment to Holder of the amounts to which Holder is entitled hereunder in connection therewith.

(f) Business. Engage, directly or indirectly, in any business other than that arising out of the issuance of this Note, entering into the Debt Papers, taking the actions required to be performed under the Debt Papers and operating the Mortgaged Properties.

(g) No Bankruptcy Filing. To the extent permitted by law, without the unanimous consent of the Board of Directors of the Maker (for these purposes such Board of Directors will not include any committee thereof) voluntarily file any petition for bankruptcy, reorganization, assignment for the benefit of creditors or similar proceeding.

(h) No Joint Venture. Engage in a joint venture or become a partner with any other Person.

8. Event of Default; Remedies. Any one of the following occurrences shall constitute an Event of Default under this Note:

(a) The failure by the undersigned to make any payment of principal, Interest or Yield Maintenance Premium upon this Note as and when the same becomes due and payable in accordance with the provisions hereof, and the continuation of such failure for a period of ten (10) days after notice thereof to the Maker;

(b) The failure by the Maker to deposit in any account established and maintained pursuant to any collection account agreement any amount required to be deposited in such account within 2 days of when required pursuant to the terms of such collection account agreement;

                (c) Any representation, warranty or certification made by Maker under any Debt Paper or in any report, certificate or financial statement delivered to the Holder under or in connection with any Debt Paper is materially inaccurate or incomplete as of the date made; provided, however, that such inaccurate or incomplete representation, warranty or

19

       certification is material and cannot be cured without material prejudice to the Holder within 30 days written notice thereof to the Maker;

(d) The failure by Maker to perform any obligation under, or the occurrence of any other default with respect to any provision of, this Note other than as described in any of the other clauses of this Section 8, and the continuation of such default for a period of 30 days after written notice thereof to the Maker;

(e) The occurrence of any Default under the Debt Papers;

(f) (i) Maker shall file, institute or commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or Maker shall make a general assignment for the benefit of its creditors; or (ii) there shall be filed, instituted or commenced against Maker any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of any order for relief or any such adjudication or appointment, or (B) remains undismissed undischarged for a period of 60 days; or (iii) there shall be commenced against Maker any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed, satisfied, or bonded to Holder's satisfaction pending appeal, within 60 days from the first entry thereof; or (iv) Maker shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts described in any of the preceding clauses (i) , (ii) or (iii); or (v) Maker shall not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, or shall in writing admit that it is insolvent;

(g) One or more judgments or decrees in an aggregate amount exceeding $1,000,000.00 shall be entered against Maker and all such judgments or decrees shall not have been vacated, discharged, stayed, satisfied, or bonded to Holder's satisfaction pending appeal within 60 days from the first entry thereof; or

(h) The occurrence of a Event of Default under the promissory notes evidencing the Senior Loans.

        Upon the occurrence of any Event of Default hereunder: the entire unpaid principal balance of, and any unpaid Basic Interest and Additional Interest then accrued on, this Note together with the Yield Maintenance Premium, if any, and other charges payable pursuant to the Debt Papers shall, at the option of the Holder hereof and without demand or notice of any kind to the undersigned or any other person, immediately become and be due and payable in full (except that such acceleration shall

20

occur automatically upon the occurrence of any Event of Default described in the preceding clause (e) of this Section 8, without further action or decision by Holder); and the Holder shall have and may exercise any and all rights and remedies available at law or in equity and also any and all rights and remedies provided in the Mortgage and any of the other Security Documents.

9. Offset. In addition to (and not in limitation of) any rights of offset that the Holder hereof may have under applicable law, upon the occurrence of any Event of Default hereunder the Holder hereof shall have the right, immediately and without notice, to appropriate and apply to the payment of this Note any and all balances, credits, deposits, accounts or moneys of the Maker then or thereafter with or held by the Holder hereof.

10. Allocation of Balances or of Payments. At any and all times until this Note and all amounts hereunder (including principal, Interest, and other charges and amounts, if any) are paid in full, all payments (whether of principal, Interest or other amounts) made by the undersigned or any other person (including any guarantor) to the Holder hereof may be allocated by the Holder to principal, Interest or other charges or amounts as the Holder may determine in its sole, exclusive and unreviewable discretion (and without notice to or the consent of any person).

11. Captions. Any headings or captions in this Note are inserted for convenience of reference only, and they shall not be deemed to constitute a part hereof, nor shall they be used to construe or interpret the provisions of this Note.

12. Waiver.

(a) Maker, for itself and for its successors, transferees and assigns and all guarantors and endorsers, hereby waives diligence, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, notice of the intention to accelerate, notice of acceleration, and all other demands or notices of any and every kind whatsoever (except only for any notice of default expressly provided for in Section 8 of this Note or in the Security Documents) and the undersigned agrees that this Note and any or all payments coming due hereunder may be extended from time to time in the sole discretion of the Holder hereof without in any way affecting or diminishing their liability hereunder.

(b) No extension of the time for the payment of this Note or any payment becoming due or payable hereunder, which may be made by agreement with any Person now or hereafter liable for the payment of this Note, shall operate to release, discharge, modify, change or affect the original liability under this Note, either in whole or in part, of the Maker if it is not a party to such agreement.

                       (c) No delay in the exercise of any right or remedy hereunder shall be deemed a waiver of such right or remedy, nor shall the exercise of any right or remedy be deemed an election of remedies or a waiver of any other right or remedy. Without limiting the generality of the foregoing, the failure of the Holder hereof promptly after the occurrence of any Event of Default hereunder to exercise its right to declare the indebtedness remaining

21

unmatured hereunder to be immediately due and payable shall not constitute a waiver of such right while such Event of Default continues nor a waiver of such right in connection with any future Event of Default on the part of the undersigned.

13. Payment of Costs. The undersigned hereby expressly agrees that upon the occurrence of any Event of Default under this Note, the undersigned will pay to the Holder hereof, on demand, all costs of collection or enforcement of every kind, including (but not limited to) all attorneys' fees, court costs, and other costs and expenses of every kind incurred by the Holder hereof, on demand, all costs of collection or enforcement of every kind, including (but not limited to) all attorneys' fees, court costs, and other costs and expenses of every kind incurred by the Holder hereof in connection with the protection or realization of any or all of the security for this Note, whether or not any lawsuit is ever filed with respect thereto.

14. The Debt Papers. This Note is unsecured. The Senior Loans are secured by, inter alia, certain Deeds of Trust (and Mortgages, and Deeds to Secure Debt), Assignment of Leases and Rents, Security Agreement and Financing Statement, made and granted by subsidiaries of Maker to or for the benefit of the Senior Holders, respectively, which create liens on real estate in the Project and which also creates a security interest in personal property located thereat or utilized in connection therewith, and each and every additional document or instrument which may at any time be delivered to the Senior Holders as security under the Senior Loans, as any of the same may at any time or from time to time be amended, modified or restated, and together with all substitutions and replacements therefor, are sometimes referred to collectively herein as the "Security Documents"). Reference should be made to the Security Documents for a description of the property encumbered thereby and the nature and extent of the security thereof. The Security Documents and all other documents executed in connection with the Senior Loans are sometimes referred to herein collectively herein as the "Debt Papers". Notwithstanding anything to the contrary set forth or implied herein, this Note is not indebtedness of the Borrowers or any of them, and is not secured, whether directly or indirectly, by the Project or any collateral or property owned or operated by the Borrowers, or any of them.

15. Notices. All notices, demands and other communications hereunder to either party shall be made in writing and shall be deemed to have been given when actually received or, if mailed, on the first to occur of actual receipt or the third business day after the deposit thereof in the United States mails, by registered or certified mail, postage prepaid, addressed as follows:

If to the Maker: [SAC Holding Corporation] [SAC Financial Corporation]
715 South Country Club Drive
Mesa, AZ 85210
Attention: President

If to the Holder: c/o U-Haul International, Inc.
2721 North Central Avenue

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Phoenix, Arizona 85004
Attention: Treasurer

or to either party at such other address as such party may designate as its address for the receipt of notices hereunder in a written notice duly given to the other party.

16. Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

17. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of Arizona.

18. Jurisdiction. In any controversy, dispute or question arising hereunder or under the other Debt Papers, the Maker consents to the exercise of jurisdiction over its person and property by any court of competent jurisdiction situated in the State of Arizona (whether it be a court of the State of Arizona, or a court of the United States of America situated in the State of Arizona), and in connection therewith, agrees to submit to, and be bound by, the jurisdiction of such court upon the Holder's mailing of process by registered or certified mail, return receipt requested, postage prepaid, within or without the State of Arizona, to the Maker at its address for receipt of notices under this Note.

19. HOLDER NOT PARTNER OF MAKER. UNDER NO CIRCUMSTANCES WHATSOEVER SHALL THE HOLDER OF THIS NOTE BE DEEMED TO BE A PARTNER OR A CO-VENTURER WITH MAKER OR WITH ANY OTHER PERSON. MAKER SHALL NOT REPRESENT TO ANY PERSON THAT THE MAKER AND THE HOLDER HEREOF ARE PARTNERS OR CO-VENTURERS. ANY AND ALL ACTIONS BY THE HOLDER HEREOF IN EXERCISING ANY RIGHTS, REMEDIES OR PRIVILEGES HEREOF OR IN ENFORCING THIS NOTE OR THE OTHER DEBT PAPERS WILL BE EXERCISED BY THE HOLDER SOLELY IN FURTHERANCE OF ITS ROLE AS A SECURED LENDER.

20. Intentionally omitted.

       21. JURY TRIAL. THE MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY DEBT PAPERS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE OR ANY DEBT PAPERS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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22. Entire Agreement. This Note and the other Security Documents constitute the entire agreement between Maker and Payee. No representations, warranties, undertakings, or promises whether written or oral, expressed or implied have been made by the Payee or its agent unless expressly stated in this Note or the Security Documents.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned has executed and delivered this Note, pursuant to proper authority duly granted, as of the date and year first above written.

[SAC HOLDING CORPORATION] [SAC FINANCIAL CORPORATION]
a Nevada corporation

By: __________________________________

Its: ___________________________________

25

Schedule A

Description of the Project

Number Name    Street Address  City  State

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EXHIBIT M

PROPERTY MANAGEMENT AGREEMENT

THIS PROPERTY MANAGEMENT AGREEMENT (this “Agreement”) is entered into as of ______________________ among [SAC Entity], with its principal place of business at 715 South Country Club Drive, Mesa, AZ 85210 (“Owner”), and the property managers identified on Exhibit A attached hereto and incorporated herein by reference (each such property manager is respectively referred to herein as "U-Haul").

RECITALS

A. Owner owns the real property and self-storage related improvements thereon located at the street addresses identified on Exhibit A hereto (hereinafter, collectively the “Property”).

B. Owner intends that the Property be rented on a space-by-space retail basis to corporations, partnerships, individuals and/or other entities for use as self-storage facilities.

C. Owner desires that U-Haul manage the Property and U-Haul desires to act as the property manager for the Property, all in accordance with the terms and conditions of this Agreement and as more specifically designated on Exhibit A hereto.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Owner and U-Haul hereby agree as follows.

1. Employment.

(a) Owner hereby retains U-Haul, and U-Haul agrees to act as manager of the Property upon the terms and conditions hereinafter set forth.

(b) Owner acknowledges that U-Haul, and/or U-Haul affiliates, is in the business of managing self-storage facilities, both for its own account and for the account of others. It is hereby expressly agreed that notwithstanding this Agreement, U-Haul and such affiliates may continue to engage in such activities, may manage facilities other than those presently managed by U-Haul and its affiliates (whether or not such other facilities may be in direct or indirect competition with Owner) and may in the future engage in other business which may compete directly or indirectly with activities of Owner.

(c) In the performance of their respective duties under this Agreement, each U-Haul property manager shall occupy the position of an independent contractor with respect to Owner. Nothing contained herein shall be construed as making the parties hereto (or any of them) partners or joint venturors, nor (except as expressly otherwise provided for herein) construed as making U-Haul an agent or employee of Owner or of any other U-Haul property manager hereunder.

2. Duties and Authority of U-Haul.

(a) General Duties and Authority. Subject only to the restrictions and limitations provided in paragraphs (o) and (p) of this Section 2 and the right of Owner to terminate this Agreement as provided in Section 6 hereof, U-Haul shall have the sole and exclusive authority to fully manage the Property and supervise and direct the business and affairs associated or related to the daily operation thereof, and, to that end on behalf of Owner, to execute such documents and instruments as, in the sole judgment of U-Haul, are reasonably necessary or advisable under the circumstances in order to fulfill U-Haul’s duties hereunder. Such duties and authority shall include, without limitation, those set forth below.

(b) Renting of the Property. U-Haul shall establish policies and procedures for the marketing activities for the Property, and may advertise the Property through such media as U-Haul deems advisable, including, without limitation, advertising with the Yellow Pages. U-Haul shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of occupancy by the tenants of the Property, and U-Haul is hereby authorized to enter into rental agreements on behalf and for the account of Owner with such tenants and to collect rent from such tenants. U-Haul may jointly advertise the Property with other properties owned or managed by U-Haul, and in that event, U-Haul shall reasonably allocate the cost of such advertising among such properties.

(c) Repair, Maintenance and Improvements. U-Haul shall make, execute, supervise and have control over the making and executing of all decisions concerning the acquisition of furniture, fixtures and supplies for the Property, and may purchase, lease or otherwise acquire the same on behalf of Owner. U-Haul shall make and execute, or supervise and have control over the making and executing of all decisions concerning the maintenance, repair, and landscaping of the Property. U-Haul shall, on behalf of Owner, negotiate and contract for and supervise the installation of all capital improvements related to the Property; provided, however, that U-Haul agrees to secure the prior written approval of Owner on all such expenditures in excess of $5,000.00 for any one item, except monthly or recurring operating charges and/or emergency repairs if in the opinion of U-Haul such emergency-related expenditures are necessary to protect the Property from damage or to maintain services to the tenants as called for in their respective leases.

(d) Personnel. U-Haul shall select all vendors, suppliers, contractors, subcontractors and employees with respect to the Property and shall hire, discharge and supervise all labor and employees required for the operation and maintenance of the Property. Any employees so hired shall be employees of U-Haul, and shall be carried on the payroll of U-Haul. Employees may include, but will not be limited to, on-site resident managers, on-site assistant managers, and relief managers located, rendering services, or performing activities on the Property in connection with its operation and management. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Property.

       (e) Agreements. U-Haul shall negotiate and execute on behalf of Owner such agreements which U-Haul deems necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Property and such other agreements which may benefit the Property or be incidental to the matters for which U-Haul is responsible hereunder.

(f) Other Decisions. U-Haul shall make all decisions in connection with the daily operation of the Property.

(g) Regulations and Permits. U-Haul shall comply in all material respects with any statute, ordinance, law, rule, regulation or order of any governmental or regulatory body, having jurisdiction over the Property, respecting the use of the Property or the maintenance or operation thereof. U-Haul shall apply for and attempt to obtain and maintain, on behalf of Owner, all licenses and permits required or advisable (in the sole judgment of U-Haul) in connection with the management and operation of the Property.

(h) Records and Reports of Disbursements and Collections. U-Haul shall establish, supervise, direct and maintain the operation of a system of record keeping and bookkeeping with respect to all receipts and disbursements in connection with the management and operation of the Property. The books, records and accounts shall be maintained at the U-Haul office or at such other location as U-Haul shall determine, and shall be available and open to examination and audit quarterly by Owner, its representatives, any mortgagee of the Property, and such mortgagee's representative. On or before thirty (30) days after the close of each quarter, U-Haul shall cause to be prepared and delivered to Owner, a monthly statement of receipts, expenses and charges, together with a statement of the disbursements made by U-Haul during such period on Owner’s behalf.

(i) [Reserved].

(j) Collection. U-Haul shall be responsible for the billing and collection of all accounts receivable and for payment of all accounts payable with respect to the Property and shall be responsible for establishing policies and procedures to minimize the amount of bad debts.

       (k) Legal Actions. U-Haul shall cause to be instituted, on behalf and in the name of Owner, any and all legal actions or proceedings U-Haul deems necessary or advisable to collect charges, rent or other income due to Owner with respect to the Property and to oust or dispossess tenants or other persons unlawfully in possession under any lease, license concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such tenant, licensee, concessionaire or occupant.

(l) Insurance. U-Haul shall use its best efforts to assure that there is obtained and maintained in force, fire, comprehensive liability and other insurance policies in amounts generally carried with respect to similar facilities. U-Haul may in its discretion obtain employee theft or similar insurance in amounts and with such deductibles as U-Haul deems appropriate. U-Haul shall promptly provide Owner with such certificates of insurance as Owner may reasonably request in writing, evidencing such insurance coverage.

(m) Taxes. During the term of this Agreement, U-Haul shall pay from Owner’s funds, prior to delinquency, all real estate taxes, personal property taxes, and all other taxes assessed to, or levied upon, the Property. If required by the holder of any note secured by the Property, U-Haul will set aside, from Owner's funds, a reserve from each month’s rent and other income collected, in an amount required by said holder for purposes of payment of real property taxes.

(n) [Reserved].

(o) Limitations on U-Haul Authority. Notwithstanding anything to the contrary set forth in this Section 2, U-Haul shall not, without obtaining the prior written consent of Owner, (i) rent storage space in the Property by written lease or agreement for a stated term in excess of one year, (ii) alter the building or other structures of the Property in any material manner; (iii) make any other agreements which exceed a term of one year and are not terminable on thirty day’s notice at the will of Owner, without penalty, payment or surcharge; (iv) act in violation of any law; or (v) act in violation of any duty or responsibility of Owner under any mortgage loan secured by the Property.

(p) Shared Expenses. Owner acknowledges that certain economies may be achieved with respect to certain expenses to be incurred by U-Haul on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by U-Haul in quantity for use not only in connection with the Property but in connection with other properties owned or managed by U-Haul or its affiliates. U-Haul shall have the right to purchase such materials, supplies, insurance and/or services in its own name and charge Owner a pro rata allocable share of the cost of the foregoing; provided, however, that the pro rata cost of such purchase to Owner shall not result in expenses greater than would otherwise be incurred at competitive prices and terms available in the area where the Property is located; and provided further, U-Haul shall give Owner access to records so Owner may review any such expenses incurred.

      (q) Deposit of Gross Revenues. All Gross Revenues (as hereinafter defined) shall be deposited into a bank account maintained by U-Haul (or its parent company) as for the benefit of the Owner. To the extent that the Gross Revenues are deposited into a collective account maintained by U-Haul (or its parent company) for the benefit of multiple property owners, U-Haul (or its parent company) shall reconcile such account daily and maintain such records as shall clearly identify each day the respective interest of each owner in such collective account. Gross Revenues of the Owner shall be applied first to the repayment of Owner’s senior debt with respect to the Property, and then to U-Haul in reimbursement of expenses and for management fees as provided under Section 4 below.

3. Duties of Owner.

Owner hereby agrees to cooperate with U-Haul in the performance of U-Haul’s duties under this Agreement and to that end, upon the request of U-Haul, to provide, at such rental charges, if any, as are deemed appropriate, reasonable office space for U-Haul employees on the premises of the Property and to give U-Haul access to all files, books and records of Owner relevant to the Property. Owner shall not unreasonably withhold or delay any consent or authorization to U-Haul required or appropriate under this Agreement.

4. Compensation of U-Haul.

(a) Management Fee. Owner shall pay to U-Haul as the full amount due for the services herein provided a fee (the “Management Fee”) equal to six percent (6%) of the “Gross Revenue” derived from or connected with the Property so managed by U-Haul hereunder. The term “Gross Revenue” shall mean all receipts (excluding security deposits unless and until Owner recognizes the same as income) of Owner (whether or not received by U-Haul on behalf or for the account of Owner) arising from the operation of the Property, including without limitation, rental payments of lessees of space in the Property, vending machine or concessionaire revenues, maintenance charges, if any, paid by the tenants of the Property in addition to basic rent, parking fees, if any, and all monies whether or not otherwise described herein paid for the use of the Property. “Gross Revenue” shall be determined on a cash basis. The Management Fee shall be paid promptly at the end of each calendar quarter and shall be calculated on the basis of the “Gross Revenue” of such preceding quarter. The Management Fee shall be paid to each U-Haul property manager herein identified based on the Gross Revenue of each respective Property for which such property manager is responsible as set forth on Exhibit A hereto. Each property manager agrees that its monthly Management Fee shall be subordinate to that month's principal balance and interest payment on any first lien position mortgage loan on the Property.

       It is understood and agreed that the Management Fee will not be reduced by the cost to Owner of those employees and independent contractors engaged by or for Owner, including but not limited to the categories of personnel specifically referred to in Section 2(d). Except as provided in this Section 4, it is further understood and agreed that U

-Haul shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

(b) Reimbursement of Expenses. In addition to the Management Fee described above, U-Haul shall be entitled to reimbursement from Owner, on a quarterly basis, for all out-of-pocket expenses incurred by U-Haul hereunder in connection with the management and operation of the Property, including, without limitation, taxes, insurance, operational expenses, overhead, litigation and dispute resolution related expenses, capital improvement expenses, and costs of sales.

5. Use of Trademarks, Service Marks and Related Items.

Owner acknowledges the significant value of the “U-Haul” name in the operations of Owner's property and it is therefore understood and agreed that the name, trademark and service mark, “U-Haul”, and related marks, slogans, caricatures, designs and other trade or service items shall be utilized for the non-exclusive benefit of Owner in the rental and operation of the Property, and in comparable operations elsewhere. It is further understood and agreed that this name and all such marks, slogans, caricatures, designs and other trade or service items shall remain and be at all times the property of U-Haul and its affiliates, and that, except during the term hereof and as expressly provided herein, Owner shall have no right whatsoever therein. Owner agrees that during the term of this agreement the sign faces at the property will have the name “U-Haul.” The U-Haul sign faces will be paid for by Owner. Upon termination of this agreement at any time for any reason, all such use by and for the benefit of Owner of any such name, mark, slogan, caricature, design or other trade or service item in connection with the Property shall, in any event, be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by Owner. In addition, upon termination of this Agreement at any time for any reason, Owner shall not enter into any new leases of Property using the U-Haul lease form or use other forms prepared by U-Haul. It is understood and agreed that U-Haul will use and shall be unrestricted in its use of such name, mark, slogan, caricature, design or other trade or service item in the management and operation of other storage facilities both during and after the expiration or termination of the term of this Agreement.

6. Termination.

Owner or U-Haul may terminate this Agreement with or without cause by giving not less than thirty days’ written notice to the other party pursuant to Section 11 hereof. In addition, if Owner fails to pay U-Haul any amounts owed under this Agreement when due, U-Haul may terminate this Agreement by giving Owner not less than ten days written notice pursuant to Section 11 hereof. Notwithstanding the foregoing, however, U-Haul shall not resign as property manager of the Property until a nationally recognized and reputable successor property manager is available and prepared to assume property management responsibilities with respect to the Property in question Upon termination of this Agreement, U-Haul shall promptly return to Owner all monies, books, records and other materials held by U-Haul for or on behalf of Owner. In addition, if U-Haul has contracted to advertise the Property in the Yellow Pages, Owner shall, at the option of U-Haul, continue to be responsible for the cost of such advertisement and shall either (i) pay U-Haul the remaining amount due under such contract in a lump sum; or (ii) pay U-Haul monthly for the amount due under such contract.

7. Indemnification.

U-Haul hereby agrees to indemnify and hold Owner, all persons and companies affiliated with Owner, and all officers, shareholders, directors, employees and agents of Owner and of any affiliated companies or persons (collectively, the “Indemnified Persons”) harmless from any and all costs, expenses, attorneys’ fees, suits, liabilities, judgments, damages, and claims in connection with the management of the Property and operations thereon (including the loss of use thereof following any damage, injury or destruction), arising from any cause or matter whatsoever except to the extent attributable to the willful misconduct or gross negligence on the part of the Indemnified Persons.

8. Assignment.

This Agreement may be assigned by Owner in connection with any mortgage loan on the Property, whether pursuant to a conditional or unconditional, absolute assignment. U-Haul shall have the right to assign this Agreement to an affiliate or a wholly or majority owned subsidiary; provided, however, any such assignee must assume all obligations of U-Haul hereunder, Owner’s rights hereunder will be enforceable against any such assignee and U-Haul shall not be released from its liabilities hereunder unless Owner shall expressly agree thereto in writing.

9. Headings.

The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

10. Governing Law.

The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of Arizona.

11. Notices.

Any notice required or permitted herein shall be in writing and shall be personally delivered or mailed first class postage prepaid or delivered by an overnight delivery service to the respective addresses of the parties set forth below their signatures on the signature page thereof, or to such other address as any party may give to the other in writing. Any notice required by this Agreement will be deemed to have been given when personally served or one day after delivery to an overnight delivery service or five days after deposit in the first class mail.

12. Severability.

Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

13. Successors.

This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

14. Attorneys’ Fees.

If it shall become necessary for any party hereto to engage attorneys to institute legal action for the purpose of enforcing their respective rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys’ fees) incurred by it in such litigation (including appeals).

15. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Scope of Property Manager Responsibility.

The duties, obligations and liability of each property manager identified herein shall extend only so far as to relate to the Property for which such property manager is managing located in the domicile state of such property manager, as more specifically described on Exhibit A hereto, and no individual property manager hereunder shall be liable for the acts or omissions of any other property manager hereunder. Each property manager shall use its best efforts to assist Owner in fulfilling Owner's obligations arising under any loan to Owner that is secured by the Property, including but not limited to preparing and providing financial and accounting reports, and maintaining the Property. Each property manager agrees that it will perform its obligations hereunder according to reasonable industry standards, in good faith, and in a commercially reasonable manner. U-Haul agrees that, in discharging its duties hereunder, it will not have any relationship with any of its affiliates that would be less favorable to Owner than would reasonably be available in a transaction with an unaffiliated party.

[Rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto execute this Agreement as of the date first above written.

“Owner”
[SAC Entity]

By: _________________________________
Its: __________________________________

[Signature of U-Haul on next page]

"U-Haul"
[U-Haul Entities]

By: _________________________________
Its: __________________________________

Exhibit A

List of Properties and Managers

EXHIBIT N

PROPERTY MANAGEMENT AGREEMENT

THIS PROPERTY MANAGEMENT AGREEMENT (this "Agreement") is entered into as of _______________________ among [SAC Entity] ("Owner"), and the subsidiaries of U-Haul International, Inc. set forth on the signature block hereto ("Manager").

RECITALS

A. Owner owns the real property and self-storage related improvements thereon located at the street addresses identified on Exhibit A hereto (hereinafter, collectively the “Property”).

B. Owner intends that the Property be rented on a space-by-space retail basis to corporations, partnerships, individuals and/or other entities for use as self-storage facilities.

C. Owner desires that U-Haul manage the Property and U-Haul desires to act as the property manager for the Property, all in accordance with the terms and conditions of this Agreement and as more specifically designated on Exhibit A hereto.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows.

1.	Employment.

(a)  Owner hereby retains Manager, and Manager agrees to act as manager of the Property upon the terms and conditions hereinafter set forth.

(b)  Owner acknowledges that Manager, and/or Manager affiliates, is in the business of managing self-storage facilities and businesses conducted thereat, including, but not limited to, the sale of packing supplies and rental of trucks and equipment, both for its own account and for the account of others. It is hereby expressly agreed that notwithstanding this Agreement, Manager and such affiliates may continue to engage in such activities, may manage facilities other than those presently managed by Manager and its affiliates (whether or not such other facilities may be in direct or indirect competition with Owner) and may in the future engage in other business which may compete directly or indirectly with activities of Owner.

(c)  In the performance of its duties under this Agreement, Manager shall occupy the position of an independent contractor with respect to Owner. Nothing contained herein shall be construed as making the parties hereto (or any of them) partners or joint venturors, nor construed as making Manager an employee of Owner.

2.	Duties and Authority of Manager.

Subject to the terms and conditions of this Agreement:

(a)  General Duties and Authority. Manager shall have the sole and exclusive duty and authority to fully manage the Property and supervise and direct the business and affairs associated or related to the daily operation thereof, to collect on behalf of Owner all revenues related to the Property, to pay on behalf of Owner all expenses of the Property (including payment of all debt service to the mortgage lender with respect to the Property) and to execute on behalf of Owner such documents and instruments as, in the sole judgment of Manager, are reasonably necessary or advisable under the circumstances in order to fulfill Manager's duties hereunder. Such duties and authority shall include, without limitation, those set forth below.

(b)  Renting of the Property. Manager shall establish policies and procedures for the marketing activities for the Property, and shall advertise the Property through such media as Manager deems advisable, including, without limitation, advertising with the Yellow Pages. Manager's marketing activities for the Property shall be consistent with the scope and quality implemented by Manager and its affiliates at any other properties managed by Manager or its affiliates. Manager shall have the sole discretion, which discretion shall be exercised in good faith, to establish the terms and conditions of occupancy by the Owners of the Property, and Manager is hereby authorized to enter into rental agreements on behalf and for the account of Owner with such Owners and to collect rent from such Owners on behalf and for the account of Owner. Manager may jointly advertise the Property with other properties owned or managed by Manager or its Affiliates, and in that event, Manager shall reasonably allocate the cost of such advertising among such properties.

(c)  Repair, Maintenance and Improvements. Manager shall make, execute, supervise and have control over the making and executing of all decisions concerning the acquisition of furniture, fixtures and supplies for the Property, and may purchase, lease or otherwise acquire the same on behalf of Owner. Manager shall make and execute, or supervise and have control over the making and executing of all decisions concerning the maintenance, repair, and landscaping of the Property, provided, however, that such maintenance, repair and landscaping shall be consistent with the maintenance, repair and landscaping implemented by Manager and its affiliates at any other properties managed by Manager or its affiliates. Manager shall, on behalf of Owner, negotiate and contract for and supervise the installation of all capital improvements related to the Property; provided, however, that Manager agrees to secure the prior written approval of Owner on all such expenditures in excess of any threshold amounts set forth in any loan documents relating to the Property (collectively, “Loan Documents”) for any one item, except monthly or recurring operating charges and/or emergency repairs if in the opinion of Manager such emergency-related expenditures are necessary to protect the Property from damage or to maintain services to the Owners or self-storage licensees as called for in their respective leases or self-storage agreements.

(d)  Personnel. Manager shall select all vendors, suppliers, contractors, subcontractors and employees with respect to the Property and shall hire, discharge and supervise all labor and employees required for the operation and maintenance of the Property. Any employees so hired shall be employees of Manager, and shall be carried on the payroll of Manager. Employees may include, but need not be limited to, on-site resident managers, on-site assistant managers, and relief managers located, rendering services, or performing activities on the Property in connection with its operation and management. The cost of employing such persons shall not exceed prevailing rates for comparable persons performing the same or similar services with respect to real estate similar to the Property in the general vicinity of each

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respective Property. Manager shall be responsible for all legal and insurance requirements relating to its employees.

(e)  Service Agreements. Manager shall negotiate and execute on behalf of Owner such agreements which Manager deems necessary or advisable for the furnishing of utilities, services, concessions and supplies, for the maintenance, repair and operation of the Property and such other agreements which may benefit the Property or be incidental to the matters for which Manager is responsible hereunder.

(f)  Other Decisions. Manager shall make the decisions in connection with the day-to-day operations of the Property.

(g)  Regulations and Permits. Manager shall comply in all respects with any statute, ordinance, law, rule, regulation or order of any governmental or regulatory body, having jurisdiction over the Property (collectively, "Laws"), respecting the use of the Property or the maintenance or operation thereof, the non-compliance with which could reasonably be expected to have a material adverse effect on Owner or any Property. Manager shall apply for and obtain and maintain, on behalf of Owner, all licenses and permits required or advisable (in the reasonable judgment of Manager) in connection with the management and operation of the Property. Notwithstanding the foregoing, Manager shall be permitted to contest any Applicable Laws to the extent and pursuant to the same conditions that Owner is permitted to contest any Laws under the Loan Documents.

(h)  Records and Reports of Disbursements and Collections. Manager shall establish, supervise, direct and maintain the operation of a system of record keeping and bookkeeping with respect to all receipts and disbursements in connection with the management and operation of the Property. The books, records and accounts shall be maintained at the Manager's office or at Owner's office, or at such other location as Manager and Owner shall determine, and shall be available and open to examination and audit quarterly by Owner, its representatives, and, subject to the terms of the Loan Documents, any mortgagee of the Property, and such mortgagee's representative. On or before sixty (60) days after the close of each quarter, Manager shall cause to be prepared and delivered to Owner a monthly statement on a per-Property basis, of receipts, expenses and charges, together with a statement, on a per-Property basis, of the disbursements made by Manager during such period on Owner's behalf.

(i)  Collection. Manager shall be responsible for the billing and collection of all accounts receivable and for payment of all accounts payable with respect to the Property and shall be responsible for establishing policies and procedures to minimize the amount of bad debts.

(j)  Legal Actions. Manager shall cause to be instituted, on behalf and in its name or in the name of Owner as appropriate, any and all legal actions or proceedings Manager deems necessary or advisable to collect charges, rent or other income due to Owner with respect to the Property and to oust or dispossess Owners or other persons unlawfully in possession under any lease, license, concession agreement or otherwise, and to collect damages for breach thereof or default thereunder by such Owner, licensee, concessionaire or occupant.

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(k)  Insurance. Manager shall obtain and maintain (or cause to be obtained and maintained) in full force and effect the insurance with respect to the Property and the operation of Owner's and Manager's business operations thereat, and Manager's employees, as required by the Loan Documents.

(l)  Taxes. During the term of this Agreement, Manager shall pay on behalf of Owner, prior to delinquency, all real estate taxes, personal property taxes, and all other taxes assessed to, or levied upon, the Property. If required by the holder of any note secured by the Property, Manager will set aside, from Owner's funds, a reserve from each month's rent and other income collected, in an amount required by said holder for purposes of payment of real property taxes.

(m)  Limitations on Manager Authority. Notwithstanding anything to the contrary set forth in this Section 2, Manager shall not, without obtaining the prior written consent of Owner, (i) rent storage space in the Property by written lease or agreement for a stated term in excess of one year unless such lease or agreement is terminable by the giving of not more than thirty (30) days written notice, (ii) alter the building or other structures of the Property in violation of the Loan Documents; (iii) make any other agreements which exceed a term of one year and are not terminable on thirty day's notice at the will of Owner, without penalty, payment or surcharge; (iv) act in violation of any Law, or (v) violate any term or condition of the Loan Documents.

(n)  Shared Expenses. Owner acknowledges that certain economies may be achieved with respect to certain expenses to be incurred by Manager on behalf of Owner hereunder if materials, supplies, insurance or services are purchased by Manager in quantity for use not only in connection with Owner's business at the Property but in connection with other properties owned or managed by Manager or its affiliates. Manager shall have the right to purchase such materials, supplies, insurance and/or services in its own name and charge Owner a pro rata allocable share of the cost of the foregoing; provided, however, that the pro rata cost of such purchase to Owner shall not result in expenses that are either inconsistent with the expenses of other "U-Haul branded" locations in the general vicinity of the applicable Property or greater than would otherwise be incurred at competitive prices and terms available in the area where the Property is located; and provided further, Manager shall give Owner access to records (at no cost to Owner) so Owner may review any such expenses incurred.

(o)  Deposit of Gross Revenues. All Gross Revenues (as hereinafter defined) shall be deposited into a bank account maintained by U-Haul (or its parent company) as for the benefit of the Owner. To the extent that the Gross Revenues are deposited into a collective account maintained by U-Haul (or its parent company) for the benefit of multiple property owners, U-Haul (or its parent company) shall reconcile such account daily and maintain such records as shall clearly identify each day the respective interest of each owner in such collective account. Gross Revenues of the Owner shall be applied first to the repayment of Owner’s senior debt with respect to the Property, and then to U-Haul in reimbursement of expenses and for management fees as provided under Section 4 below.

(p)  Obligations under Loan Documents and other Material Contracts. Manager shall take such actions as are necessary or appropriate under the circumstances to

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ensure that Owner is in compliance with the terms of the Loan Documents and any other material agreement relating to the Property to which Owner is a party. Nothing herein contained shall be deemed to obligate Manager to fund from its own resources any payments owed by Owner under the Loan Documents or otherwise be deemed to make Manager a direct obligor under the Loan Documents, except as may otherwise be expressly provided therein.

(q)  Obligations notwithstanding other Tenancy at the Property. Manager shall perform all of its obligations under this Agreement in a professional manner consistent with the standards it employs at all of its managed locations.

3.	Duties of Owner.

Owner shall cooperate with Manager in the performance of Manager's duties under this Agreement and to that end, upon the request of Manager, to provide, at such rental charges, if any, as are deemed appropriate, reasonable office space for Manager employees on the premises of the Property (to the extent available) and to give Manager access to all files, books and records of Owner relevant to the Property. Owner shall not unreasonably withhold or delay any consent or authorization to Manager required or appropriate under this Agreement.

4.	Compensation of Manager.

(a)  Reimbursement of Expenses. Manager shall be entitled to reimbursement, on a quarterly basis, for all out-of-pocket reasonable and customary expenses actually incurred by Manager in the discharge of its duties hereunder. Such reimbursement shall be the obligation of Owner, whether or not Gross Revenues are sufficient to pay such amounts. If and to the extent Gross Revenue for any fiscal quarter shall be in excess of the amounts necessary to pay current expenses (after payment of all obligations under the Loan Documents), at Owner's option the Manager shall hold all or a portion of such excess in an interest-bearing escrow account to be applied at Owner's direction to cover future expenses. Any interest earned thereon shall be added to and treated as part of such account.

(b)  Management Fee. Owner shall pay to Manager as the full amount due for the services herein provided a quarterly fee (the "Management Fee") which shall be four percent (4%) of the Property's trailing twelve month Gross Revenue divided by four (4) ("Base Fee"), plus an annual incentive fee (the "Incentive Fee") based upon the performance of the Property as set forth on Exhibit B hereto. For purposes of this Agreement, the term "Gross Revenue" shall mean all receipts (excluding security deposits unless and until Owner recognizes the same as income) of Manager or Owner (whether or not received by Manager on behalf or for the account of Owner) arising from the operation of Owner's business at the Property, including without limitation, rental payments of self-storage customers at the Property, vending machine or concessionaire revenues, maintenance charges, if any, paid by the Owners of the Property in addition to basic rent and parking fees, if any. Gross Revenue shall be determined on a cash basis. Subject to the terms of Sections 2(o), the Management Fee shall be paid promptly, in arrears, within thirty (30) days of Owner's receipt of the invoice therefor, which invoice shall be sent from Manager to Owner following the end of each calendar quarter. Such invoice shall be itemized and shall include reasonable detail.

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Except as provided in this Section 4, it is further understood and agreed that Manager shall not be entitled to additional compensation of any kind in connection with the performance by it of its duties under this Agreement.

(c)  Inspection of Books and Records. Owner shall have the right, upon prior reasonable notice to Manager, to inspect Manager's books and records with respect to the Property, to assure that proper fees and charges are assessed hereunder. Manager shall cooperate with any such inspection. Owner shall bear the cost of any such inspection; provided, however, that if it is ascertained that Manager has overcharged Owner by more than 5% in any given quarter, the cost of such inspection shall be borne by Manager. Manager shall promptly reimburse Owner for any overpayment.

5.	Use of Trademarks, Service Marks and Related Items.

Owner acknowledges the significant value of the "U-Haul" name in the operations of Owner's property and it is therefore understood and agreed that the name, trademark and service mark "U-Haul", and related marks, slogans, caricatures, designs and other trade or service items (the "Manager Trade Marks") shall be utilized for the non-exclusive benefit of Owner in the rental and operation of the Property, and in comparable operations elsewhere. It is further understood and agreed that this name and all such marks, slogans, caricatures, designs and other trade or service items shall remain and be at all times the property of Manager and its affiliates, and that, except as expressly provided in this Agreement, Owner shall have no right whatsoever therein. Owner agrees that during the term of this agreement the sign faces at the property will have the name "U-Haul." The U-Haul sign faces will be paid for by Owner. Unless Owner has elected to continue to use the Manager Trade Marks as provided in Section 6 of this Agreement, upon termination of this agreement at any time for any reason, all such use by and for the benefit of Owner of any such name, mark, slogan, caricature, design or other trade or service item in connection with the Property shall be terminated and any signs bearing any of the foregoing shall be removed from view and no longer used by Owner. In addition, upon termination of this Agreement at any time for any reason, Owner shall not enter into any new leases of Property using the Manager lease form or use other forms prepared by Manager. It is understood and agreed that Manager will use and shall be unrestricted in its use of such name, mark, slogan, caricature, design or other trade or service item in the management and operation of other storage facilities both during and after the expiration or termination of the term of this Agreement.

6.	Default; Termination.

(a)  Any material failure by Manager or Owner (a "Defaulting Party") to perform their respective duties or obligations hereunder (other than a default by Owner under Section 4 of this Agreement), which material failure is not cured within thirty (30) calendar days after receipt of written notice of such failure from the non-defaulting party, shall constitute an event of default hereunder; provided, however, the foregoing shall not constitute an event of default hereunder in the event the Defaulting Party commences cure of such material failure within such thirty (30) day period and diligently prosecutes the cure of such material failure thereafter but in no event shall such extended cure period exceed ninety (90) days from the date of receipt by the non-defaulting party of written notice of such material default; provided further, however, that in the event such material failure constitutes a default under the terms of the Loan
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Documents and the cure period for such matter under the Loan Documents is shorter than the cure period specified herein, the cure period specified herein shall automatically shorten such that it shall match the cure period for such matter as specified under the Loan Documents. In addition, following notice to Manager of the existence of any such material failure by Manager, Owner shall each have the right to cure any such material failure by Manager, and any sums so expended in curing shall be owed by Manager to such curing party and may be offset against any sums owed to Manager under this Agreement.

(b)  Any material failure by Owner to perform its duties or obligations under Section 4, which material failure is not cured within ten (10) calendar days after receipt of written notice of such failure from Manager, shall constitute an event of default hereunder.

(c)  Owner shall have the right to terminate this Agreement, with or without cause, by giving not less than thirty (30) days' written notice to Manager pursuant to Section 14 hereof. Manager shall have the right to terminate this Agreement, with or without cause, by giving not less than ninety (90) days' written notice to Owner pursuant to Section 14 hereof.

(d)  Upon termination of this Agreement, (x) Manager shall promptly return to Owner all monies, books, records and other materials held by Manager for or on behalf of Owner and shall otherwise cooperate with Owner to promote and ensure a smooth transition to the new manager and (y) Manager shall be entitled to receive its Management Fee and reimbursement of expenses through the effective date of such termination, including the reimbursement of any prepaid expenses for periods beyond the date of termination (such as Yellow Pages advertising).

7.	Indemnification.

Manager hereby agrees to indemnify, defend and hold Owner, all persons and companies affiliated with Owner, and all officers, shareholders, directors, employees and agents of Owner and of any affiliated companies or persons (collectively, the "Indemnified Persons") harmless from any and all costs, expenses, attorneys' fees, suits, liabilities, judgments, damages, and claims in connection with the management of the Property and operations thereon (including the loss of use thereof following any damage, injury or destruction), arising from any cause or matter whatsoever, including, without limitation, any environmental condition or matter, except to the extent attributable to the willful misconduct or gross negligence on the part of the Indemnified Persons.

8.	Assignment.

Manager shall not assign this Agreement to any party without the consent of Owner.

9.	Standard for Property Manager's Responsibility.

Manager agrees that it will perform its obligations hereunder according to industry standards, in good faith, and in a commercially reasonable manner.

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10.	Estoppel Certificate.

Each of Owner and Manager agree to execute and deliver to one another, from time to time, within ten (10) business days of the requesting party's written request, a statement in writing certifying, to the extent true, that this Agreement is in full force and effect, and acknowledging that there are not, to such parties knowledge, any uncured defaults or specifying such defaults if they are claimed and any such other matters as may be reasonably requested by such requesting party.

11.	Term; Scope.

Subject to the provisions hereof, this Agreement shall have an initial term (such term, as extended or renewed in accordance with the provisions hereof, being called the "Term") commencing on the date hereof (the "Commencement Date") and ending on the last day of the one hundred and twentieth (120th) calendar month next following the date hereof (the "Expiration Date"), provided however, the Term shall expire with respect to any individual Property as to which the Loan Documents have terminated in accordance with the terms of the Loan Documents (for instance due to a significant casualty or condemnation).

12.	Headings.

The headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

13.	Governing Law.

The validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties shall be governed by the internal laws of the State of Arizona.

14.	Notices.

Any notice required or permitted herein shall be in writing and shall be personally delivered or mailed first class postage prepaid or delivered by an overnight delivery service to the respective addresses of the parties set forth above on the first page of this Agreement, or to such other address as any party may give to the other in writing. Any notice required by this Agreement will be deemed to have been given when personally served or one day after delivery to an overnight delivery service or five days after deposit in the first class mail. Any notice to Owner shall be to the attention of President, c/o Jones Vargas, 100 West Liberty Street, 12th Floor, Reno, Nevada 89504. Any notice to Manager shall be to the attention of c/o U-Haul International, Inc. Legal Dept, 2721 North Central Avenue, Phoenix, AZ 85004, Attn: General Counsel.

15.	Severability.

Should any term or provision hereof be deemed invalid, void or unenforceable either in its entirety or in a particular application, the remainder of this Agreement shall nonetheless remain in full force and effect and, if the subject term or provision is deemed to be invalid, void or unenforceable only with respect to a particular application, such term or provision shall remain in full force and effect with respect to all other applications.

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16.	Successors.

This Agreement shall be binding upon and inure to the benefit of the respective parties hereto and their permitted assigns and successors in interest.

17.	Attorneys' Fees.

If it shall become necessary for any party hereto to engage attorneys to institute legal action for the purpose of enforcing their respective rights hereunder or for the purpose of defending legal action brought by the other party hereto, the party or parties prevailing in such litigation shall be entitled to receive all costs, expenses and fees (including reasonable attorneys' fees) incurred by it in such litigation (including appeals).

         18. Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned execute this Agreement as of the date set forth above.

“Owner”

[SAC Entity]

By: __________________________________

Its: __________________________________

“Manager”

[U-Haul entities]

By: _________________________________

Its: _________________________________

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Exhibit A

List of Properties

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Exhibit B

Management Fee Incentives

The following Incentive Fee shall be calculated and, if and to the extent earned, paid, annually after the end of each fiscal year of Owner:

In the event that net operating income of the Property equals or exceeds 110% (but less than 120%) of principal and interest under the Loan Documents (“P&I”) for the prior fiscal year being calculated, the Incentive Fee for such quarter shall be 1% of the Property's Gross Revenue for such fiscal year.

In the event that net operating income of the Property equals or exceeds 120% (but less than 130%) of P&I for the prior fiscal year being calculated, the Incentive Fee for such quarter shall be 2% of the Property's Gross Revenue for such fiscal year.

In the event that net operating income of the Property equals or exceeds 130% (but less than 140%) of P&I for the prior fiscal year being calculated, the Incentive Fee for such quarter shall be 3% of the Property's Gross Revenue for such fiscal year.

In the event that net operating income of the Property equals or exceeds 140% (but less than 150%) of P&I for the prior fiscal year being calculated, the Incentive Fee for such quarter shall be 4% of the Property's Gross Revenue for such fiscal year.

In the event that net operating income of the Property equals or exceeds 150% of P&I for the prior fiscal year being calculated, the Incentive Fee for such quarter shall be 6% of the Property's Gross Revenue for such fiscal year.

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EXHIBIT O

DEALERSHIP CONTRACT
                                                    Month    Day   Year

THIS AGREEMENT is between U-HAUL CO. OF                              ("U-Haul") located at the business mailing address set forth hereafter and                                                           ("Dealer")
                                                                                   (Printe Dealer's Name) (Dealer Code)
located at the business mailing address set forth hereafter.

 RECITALS

U-Haul is in the do-it-yourself moving business of renting trucks, trailers and support rental equipment (the "Equipment"). U-Haul offers the Equipment, in part, through a network of independent dealers that generally operate independent businesses. Such dealers act as agents of U-Haul for purposes of renting the Equipment. Dealer operates an independent business at the site identified hereafter (the "Dealer Location"). Dealer desires to become a U-Haul dealer and further desires to benefit from the programs generally offered by U-Haul to dealers, on the terms and conditions set forth herein.

AGREEMENT

1. Dealership.

U-Haul hereby appoints Dealer as an agent for the Equipment for and on behalf of U-Haul. Dealer acknowledges that the Equipment is consigned, and title to the Equipment shall remain in U-Haul and/or its affiliates at all times. Dealer agrees to conduct the U-Haul dealership only at the Dealer Location.

2. Commissions.

U-Haul shall pay to Dealer commissions (the "Commissions") on the gross revenue from the rental of the Equipment (the "Commissionable Fees"). Commissionable Fees do not include revenue from the collection of sales tax, deposits, distribution fees, Canadian duty fees, "SAFEMOVE" fees, "SAFETOW" fees, collection or credit fees. The Commissions shall be based on the following schedule.

 EQUIPMENT                                     COMMISSION PERCENTAGES
1.	Trailers and standard rental equipment (except auto transports,tow dollies and motor vehicles) 30% (20% for ONE-WAY RENTALS)
           2.  Motor Vehicles                         15%
           3.  Auto transports and tow dollies                20%

All gross revenue from the rental of the Equipment shall be remitted at least weekly by Dealer to U-Haul as directed by U-Haul. Each month U-Haul shall cause to be mailed to Dealer a check in the amount of the Commissions (as adjusted for applicable deductions, chargebacks and adjustments) earned by Dealer for the rental of the Equipment reported during the preceding month. U-Haul shalt pay to Dealer an additional commission incentive in the amount set forth below on all Commissionable Fees for every month in which Dealer has strictly complied with all requirements set forth in paragraph 3.

Dealer Class	ADDITIONAL COMMISSIONS INCENTIVE	Percent
"AAA"	Attaining "A" performance level, rental of trailers, and being open 7 days a week,	5%
"AA"	Attaining "A" performance level, and either (i) rental of trailers, or (ii) being open 7 days a week	4%
"A"	Rental of all motor vehicles, auto transport, tow dollies and other support rental items	3%

SELECT DEALER CLASS: "AAA" "AA" "A"

Note: Dealer class may change automatically if Dealer qualifies for or fails to meet a particular classification as described above.

3. Commission Incentive Requirements. Dealer shall mail postmarked Monday of every week to U-Haul, as directed by U-Haul an accurate report of the Dealer's rental transactions for the seven days preceding that Monday and a current inventory of the Equipment for that Monday (collectively such reports, the "Monday Report") even if no rental transactions have occurred. Dealer shall include with the Monday Report the Dealer's check or money order (and, for customer credit card transactions, the credit card transaction documentation) for all gross revenue from all rental transactions and pre-paid reservation deposits for the prior seven days. Such payment of gross revenue shall not be in the form of cash, customer checks nor Dealer's personal or business credit cards (except as permitted above for customer credit card transactions). If Dealer fails to include its check or money order, if it is dishonored by Dealer's bank, if the payment is significantly inaccurate, or if Dealer fails to sign the check, then Dealer shall remit future funds by certified check for not less than the next eight weeks. In addition Dealer must comply with the reservation management policies, procedures and rates including but not limited to notifying reservation management daily of all dispatches, receives and paid reservation deposits, honoring all referral and remote rental requests, sharing equipment and complying with the EZ-FUELSM policy program.

4. U-Haul Obligations to Dealer:

       a.  Equipment, Supplies, Training,. Telephone and Yellow Pages. U-Haul shall make available Equipment, supplies, basic signage, instructions, promotional and sales material, and necessary training and instructions for operating a U-Haul dealership. U-Haul shall determine, in its sole discretion, the amount and kind of Equipment, supplies, and instructions for the Dealer Location. U-Haul shall, subject to Dealer's obligations hereunder, install a U-Haul dedicated telephone line and establish such listings in the yellow pages directory or directories selected by U-Haul in its sole discretion. U-Haul in its sole discretion shall refer to Dealer, from time to time customer reservations that result from the U-Haul 1-800 telephone number.

b.
Hold Harmless. U-Haul shall hold Dealer harmless from any and all liability incurred by Dealer solely in its capacity as a U-Haul dealer for property damage or personal injury to third parties involving the Equipment and to indemnify, hold harmless and defend Dealer against any claims, actions or suits arising against Dealer solely in its capacity as a U-Haul dealer. This indemnification shall be effective only if the Equipment is being rented or used under a valid U-Haul Rental Contract, if Dealer has complied with U-Haul hookup procedures and other instructions, if Dealer has collected the applicable rental and other fees prior to dispatching the Equipment, if Dealer has performed the U-Haul receiving and dispatching procedures, and if Dealer has issued the appropriate User's Guide, U-Haul Rental Contract and applicable addenda. This indemnification shall not apply to the negligence or misconduct of Dealer, its employees, agents, affiliates, subsidiaries or representatives, or if Dealer rents the Equipment to itself or to any of its employees, agents, related entities or representatives of any kind.

c.
Risk of Loss. U-Haul shall assume all responsibility for loss due to theft, vandalism or damage of the Equipment while in the custody of Dealer; provided, however, that Dealer and its agents shall use reasonable care to preserve the Equipment and all other U-Haul property In its custody.

d.
Limited License. U-Haul grants Dealer a nonexclusive, limited license to use the trademark and name "U-Haul" and certain other copyrighted materials in connection with the dealership in accordance with U-Haul policies, provided that The Dealer shall not use the name "U-Haul" or the U-Haul logo or the copyrighted materials in any promotion, telephone listing, internet or other computer site, or otherwise without the prior written consent of  U-Haul. This limited license shall terminate immediately upon termination of this Agreement, and dealer agrees to pay to U-Haul all benefit's Dealer may receive from the name U-Haul thereafter. Upon termination of this Dealership Contract, Dealer immediately shall discontinue all use of the name "U-Haul" surrender to U-Haul all equipment, signs, documents and other material bearing such trademark or name and make no further use of any signs, graphics and materials.

       e. Quick Claim Settlement Commissions. U-Haul shall pay Dealer (monthly with Commissions) an amount equal to 35% of the total amount collected by Dealer from customers pursuant to the Quick Claim Settlement (QCS) procedures.

5. Dealer Obligations toU-Haul:

a.
Equipment Promotion and Instruction Compliance. Dealer shall effectively promote all Equipment rentals at the Dealer Location including, but not limited to, properly cleaning and displaying the Equipment. Dealer shall (i) read and comply with all U-Haul maintenance and hookup procedures, U-Haul manuals, decals, bulletins, User's Guides and programs, and cause all personnel employed at the Dealer Location to be properly trained and to comply with all U-Haul instructions and procedures; (ii) cause the appropriate U-Haul Rental Contract and addenda to be properly completed, signed by the customer, and delivered to the customer;; (iii) collect all rental fees prior to dispatching the Equipment and issue the appropriate User's Guide; (iv) instruct each customer in the proper use and operation of the Equipment as outlined by the User's Guide; (v) attach or hook up the Equipment on or to the customer's vehicle in a safe and workmanlike manner, and in accordance with U-Haul written procedures; and (vi) comply with all terms, procedures and programs set forth in the U-Haul Dealer Operations Manual, including but not limited to prominently displaying the Equipment, distributing the Equipment, notifying reservation management, sharing equipment, dispatching and receiving the Equipment, honoring customer referrals issued by U-Haul, scheduling the Equipment using the scheduling log, performing authorized safety certifications, completing Equipment Damage Reports (EDR), using QCS procedures, and inspecting for the use of  and charging the customer for used, damaged and lost dollies and pads. Dealer shall perform receiving and dispatching procedures as explained by U-Haul, on each and every item of the Equipment upon receipt and dispatch of the Equipment, including but not limited to completing all relevant inspections, inquiries and paperwork, checking and correcting the tire pressure, fluid levels, non-functioning lights, cleanliness, and visible damage. Dealer shall perform repair work designated as "Minor Maintenance" (as set forth in the Dealer Operations Manual) on the Equipment. All parts needed for such repair shall be furnished by or paid for by U-Haul. Dealer shall report to U-Haul, within 24 hours, all damaged Equipment, Equipment requiring maintenance or repair, and missing Equipment

b.
Telephone and Yellow Pages. Dealer shall pay, via a deduction from Commissions, the monthly cost of a telephone line to be installed and maintained at the Dealer Location at the discretion of  U-Haul. The telephone line shall be in the name of U-Haul and Dealer shall acquire no interest therein. If U-Haul elects to install a telephone line, U-Haul shall pay the initial installation costs as well as monthly charges of the telephone line until the Yellow Pages directory in which such number appears is published. Dealer shall pay, via a deduction from Commissions, the cost of an in-column listing in a Yellow Pages directory selected by U-Haul if the Dealer does not have a U-Haul company owned phone. Dealer also shall be eligible for inclusion in Yellow Pages display advertising, at the sole discretion of U-Haul, contingent upon Dealer obtaining and maintaining AAA status. Dealer also shall pay, via a deduction from Commissions, the amount of $5 for each one-way rental that is the result of a reservation made through the U-Haul 1-800 telephone number.

c.
Record Keeping. Dealer shall account for all odometer mileage accumulated on the Equipment, if relevant, while in Dealer's possession and allow U-Haul to deduct from Dealer's commission $1 per mile for any mileage not properly accounted for on a valid rental contract. Dealer shall also allow U-Haul to deduct $100 for any missing rental contract or reservation deposit receipt and to deduct the face value of any unreported contract. Dealer also agrees to account for all rental contract books and reservation deposit receipt books issued to Dealer. Dealer shall permit U-Haul representatives to enter Dealer's premises at any reasonable time to inspect or remove U-Haul accounting records, equipment, supplies, electronic reporting and computer equipment, and other U-Haul property. Dealer shall properly maintain all U-Haul accounting records, contracts, equipment, supplies and other property in Dealer's custody.  Dealer shall immediately return all such U-Haul property to U-Haul upon request.

d.
Equipment Revenue and Taxes. Dealer agrees to collect all gross revenues from the rental of the Equipment in Dealer's capacity as agent and fiduciary for U-Haul and that title and ownership of such funds are vested at all times in U-Haul. Dealer shall collect from the customer any sales or use tax applicable to the rental of the Equipment, and report and remit such taxes to U-Haul as appropriate, unless otherwise required by law. Dealer shall indemnify U-Haul for any liability incurred as a result of the breach of this provision.

e.
Location and Transferability. Dealer agrees that any change in the Dealer Location shall require prior written notice to and prior written approval by U-Haul. Dealer further agrees that it will give thirty (30) days written notice of any intended sale or transfer of ownership of the business located at the Dealer Location. The dealership and this Agreement are not transferable without the prior written consent of U-Haul.

f.
Goodwill. Dealer acknowledges that any goodwill which may accrue as a result of Dealer acting as an agent of U-Haul shall be for the benefit of U-Haul. Dealer further agrees that any goodwill or other value that may arise from Dealer's use of the U-Haul name or, U-Haul intellectual property will belong exclusively to U-Haul

g.
Noncompetition Covenant. Dealer represents, warrants and covenants that, during the term of this Agreement, Dealer, for itself, its heirs, assigns, successors, shareholders, officers, directors, employees, principals, partners, agents, managers and members, shall not engage in any rental business at the Dealer Location or at any other place which offers the rental of equipment similar to that offered by U-Haul. Upon termination of this Agreement for any reason, Dealer warrants, covenants and agrees that, at the Dealer Location and within the greater of a three (3) mile radius of the Dealer Location or the geographical limits of the county of the Dealer Location, Dealer, its heirs, assigns, successors, shareholders, officers, directors, employees, principals, partners, agents, managers and members shall not represent or render any service either on its own behalf or in any capacity for any other person or entity engaged in any rental business similar to that operated by U-Haul for the duration of the then-existing or contracted-for telephone directory listing(s) for the Dealer Location.  In the event any part of this paragraph is determined to be unenforceable by a court of competent jurisdiction, the remainder of this noncompetition covenant shall be construed to be enforceable by such court to the greatest extent possible.

h.	Compliance with Laws. Dealer shall operate the U-Haul dealership in compliance with all applicable laws.

i.
Agency Relationship. Dealer represents, warrants and agrees that the dealership created under this Agreement is an agency relationship and shall not under any circumstances constitute a franchise under any law. Dealer hereby disclaims and waives any rights that may arise under such franchise laws and agrees not to assert any rights based on franchise law.

    6.  Termination.

This Agreement may be terminated by either party without cause on thirty (30) days written notice or immediately by either party without notice upon breach of this Agreement by the other party. In addition, the Agreement shall terminate immediately, upon the transfer of the Dealer Location or the Dealer's business, or the dissolution, termination, death, insolvency or bankruptcy of Dealer. In any event, this Agreement shall terminate at the later of three (3) years from the date hereof or upon the expiration of the Yellow Pages advertising then in effect on such three (3) year anniversary date. Within ninety (90) days after the termination of this Agreement, U-Haul shall render a final account of the dealership and each party shall promptly remit any sums' due to the other party.

7.  Miscellaneous.

In the event suit or action is instituted under this Agreement, the non-prevailing party agrees to pay to the party substantially prevailing therein, in addition to the costs allowed by statute, reasonable attorneys' fees, and to pay all costs of collecting or attempting to collect any sums due. This Agreement may be assigned by U-Haul to any affiliated U-Haul company upon written notice to Dealer. This Agreement may not be assigned by Dealer. No alteration (handwritten or otherwise) to this Agreement shall be valid, even if initialed by the parties. No amendment of this Agreement, or waiver of any of its provisions, shall be binding upon either party hereto unless the same be agreed to in writing by the president of the U-Haul Co. identified below and  a duly authorized representative of Dealer. All written  notices to be provided hereunder shall be sent by mail to the business office addresses of the parties identified at the end of this Agreement. Each provision of this Agreement is severable. If any provision herein is unenforceable for any reason whatsoever, and such unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts shall be.valid and. enforceable. The headings contained in this Agreement are inserted for convenience only and shall not affect the  meaning or interpretation of this Agreement or any provision hereof. This Agreement supersedes any and all prior discussions and agreements between the parties (including any previously executed Dealership Contract) and this Agreement to the, extent set forth herein contains the sole, final and complete expression and understanding among the parties hereto with respect to the transactions contemplated hereby. No person other than the parties hereto shall have any rights or claims under this Agreement. The parties agree that adequate consideration has been given for this Agreement. Dealer further acknowledges that U-Haul is engaged in additional programs related to the do-it-yourself moving business in which Dealer may be invited to participate, from time to time, and that Dealer may be required to provide additional consideration for the opportunity to participate in such programs.

DEALER:	U-HAUL:
U-HAUL CO. OF
(DEALERSHIP BUSINESS NAME)

(DEALERSHIP STREET ADDRESS)	(U-HAUL STREET ADDRESS)

(DEALERSHIP CITY, STATE, ZIP CODE)	(U-HAUL CITY/STATE, ZIP CODE)

DEALERSHIP LOCATION ADDRESS, IF DIFFERENT)	By:
(U-HAUL CO. PRESIDENT SIGNATURE)
(ADDITIONAL ADDRESS AT WHICH
EQUIPMENT IS STORED, IF APPLICABLE)	Printed Name:

STATE SALES TAX DEALERSHIP CODE	Title:
REGISTRATION NUMBER NUMBER ASSIGNED
Date:
By:
(AUTHORIZED DEALER SIGNATURE)

Printed Name:

Title:

Date:

EXHIBIT P

EXECUTION COPY

PURCHASE AND SALE AGREEMENT

BY AND BETWEEN

AMERCO REAL ESTATE COMPANY,

a Nevada corporation and

U-HAUL INTERNATIONAL, INC.,

a Nevada corporation
as Seller
AND

UH STORAGE (DE) LIMITED PARTNERSHIP

a Delaware limited partnership

as Purchaser

Dated as of February 20, 2004

TABLE OF CONTENTS

Page

ARTICLE 1 THE PROPERTY                                                                         2
ARTICLE 2 PURCHASE PRICE; PAYMENT                                                                  3
2.1 Purchase Price                                                                            3
ARTICLE 3 TITLE DELIVERIES                                                                        3
3.1. Title Commitment                                                                           3
3.2. Searches                                                                                  4
3.3. Survey                                                                                  4
3.4. Zoning                                                                                  4
3.5 Possession of Third Party Reports if Transaction Fails to Close                                                 4
ARTICLE 4 REAL ESTATE DOCUMENTS; INSPECTION AND OBJECTIONS;
   INVESTMENT COMMITTEE                                                                        4
4.1. Real Estate Documents                                                                        4
4.2. Inspection of Properties                                                                              5
4.3. Financial Information                                                                           5
4.4. Exclusivity                                                                                     6
ARTICLE 5 PERMITTED EXCEPTIONS                                                                        6
5.1. Permitted Exceptions                                                                           6
ARTICLE 6 OPERATION OF PROPERTY                                                                      6
6.1. Interim Operation                                                                                 6
ARTICLE 7 REPRESENTATIONS AND WARRANTIES                                                            7
7.1. Representations by Purchaser                                                                          7
7.2. Representations by Seller                                                                           8
7.3. Covenant Regarding Final Order                                                                      10
ARTICLE 8 CONDITIONS PRECEDENT TO THE CLOSING                                                              10
8.1. Conditions to Obligations of the Purchaser                                                                    10
(a)  Seller's Obligations                                                                          10
(b)  Seller's Representations and Warranties                                                             11
(c)  Title Policy                                                                                11
(d)  Required Deliveries                                                                          11
(e)  No Injunction                                                                            11
(f)  Consents and Opinions                                                                           11
(g)  Absences of Material Adverse Change                                                               11
(h)  Approval of Due Diligence                                                                           11
(i)  Closing of Bank of America Loan                                                                   11
(j)  Satisfactory Final Documentation                                                                   11
(k)  Emergence from Bankruptcy; Favorable Findings                                                       12
8.2 Conditions to Seller's Obligations                                                                        12
(a)  Purchaser's Obligations                                                                    12
(b)  Representations and Warranties by the Purchaser                                                     12
(c)  Required Deliveries                                                                           12
(d)  No Injunction                                                                              12
(e)  Emergence from Bankruptcy; Favorable Findings                                                         12

-i-

(f) Operating Lease Treatment                                                                             12
ARTICLE 9 CLOSING AND CLOSING DOCUMENTS                                                                    12
9.1. Closing                                                                                      12
9.2. Seller's Deliveries                                                                             12
(a)  Deed                                                                                      13
(b)  Bill of Sale                                                                             13
(c)  Seller/Lessee Certificates                                                                            13
(d)  FMPTA Affidavit                                                                         13
(e)  Authority Documents                                                                          13
(f)  Title Policy                                                                              13
(g)  Closing Certificate                                                                         13
(h)  Plans                                                                                        13
(i)  Title Affidavits                                                                                13
(j)  Other Documents                                                                            13
9.3. SSI Tenant Deliveries                                                                                13
(a)  SSI Lease Agreement                                                                            13
(b)  SSI Memoranda of Lease                                                                     14
(c)  SSI Guaranty                                                                                  14
(d)  Management Agreement                                                                     14
(e)  Loan Letter                                                                             14
(g) Non-Compete Agreement :                                                                        14
(h) Negative Pledge Agreement                                                                              14
(i) Lock-Box Agreement                                                                                    14
(j) Assignment of Management Agreement and Consent of U-Haul                                                        14
(k) Other Documents                                                                                 14
9.4. UHI Tenant Deliveries                                                                               14
(a)  U-Haul Lease Agreement                                                                     14
(b)  U-Haul Memoranda of Lease                                                                       15
(c)  U-Haul Guaranty                                                                             15
(d)  Loan Letter                                                                              15
(e)  Seller/Lessee Certificates                                                                      15
(f)  Collection Agreement                                                                            15
(g)  Dealer Agreement                                                                          15
(g) Assignment of Dealer Agreement and Consent of U-Haul                                                          15
(h)  Other Documents                                                                           15
9.5. Deliveries by Purchaser                                                                             15
(a)  Purchase Price                                                                         16
(b)  Closing Certificate                                                                          16
(c)  Other Documents                                                                            16
9.6 Concurrent Transactions                                                                             16
9.7. Further Assurances                                                                             16
9.8. No Prorations                                                                                        16
9.9. Costs and Expenses                                                                             16
ARTICLE 10 CASUALTY AND CONDEMNATION                                                                    17
10.1. Risk of Loss Notice                                                                                    17

-ii-

10.2. Termination Right                                                                             17
10.3. Procedure for Closing                                                                              17
ARTICLE 11 DEFAULT AND REMEDIES                                                                            18
11.1. Remedies Upon Default                                                                           18
11.2 Liquidated Damages Payable to Purchaser                                                                   18
11.3 Liquidated Damages Payable to Seller                                                                   19
ARTICLE 12 BROKERS                                                                                    19
12.1. No Broker                                                                                   19
12.2. Indemnification by Seller                                                                         19
12.3. Indemnification by Purchaser                                                                         19
ARTICLE 13 DEFINITIONS                                                                             20
13.1. Definitions                                                                                 20
ARTICLE 14 MISCELLANEOUS                                                                            22
14.1. Notice                                                                                         22
14.2. Entire Agreement; Modifications and Waivers; Cumulative Remedies                                                  23
14.3. Schedules and Exhibits                                                                           23
14.4. Successors and Assigns                                                                        23
14.5. Headings and Numbers                                                                          24
14.6. Governing Law                                                                                 24
14.7. Time Periods                                                                                    24
14.8. Counterparts                                                                                    24
14.9. Survival                                                                                     24
14.10. Further Acts                                                                                   24
14.11. Severability                                                                                     24
14.12. Attorneys' Fees                                                                             24
14.13 Joint and Several Liability                                                                             25
14.14 Indemnity                                                                                 25

EXHIBITS
Exhibit A-1 BOM Property List Exhibit
A-2 Citibank Property List
Exhibit B SSI Lease
Exhibit C U-Haul Lease

Schedule 7.2(g) Service Contracts
Schedule 7.2(1) Warranties
Schedule 7.2(j) Condemnations

-iii-

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is made as of February 20, 2004, by and between AMERCO REAL ESTATE COMPANY, a Nevada corporation ("AREC") and U-HAUL INTERNATIONAL, INC., a Nevada corporation ("UHI," and together with AREC jointly and severally, ("Seller") and UH STORAGE (DE) LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser").
RECITALS:

WHEREAS, UHI and AREC are the tenants of the real property listed on Exhibit A-1 attached hereto (each a "BMO Property" and collectively, the "BMO Property" or "BMO Properties") under that certain Amended and Restated Master Lease and Open End Mortgage (the "BMO Lease") dated as of July 27, 1999 among UHI and AREC as the Lessee, the various Lessors identified therein, and BMO Global Capital Solutions, Inc. ("BMO") as the Agent Lessor;

WHEREAS, AREC is the tenant of the real property listed on Exhibit A-2 attached hereto (each a "Citicorp Property" and collectively, the "Citicorp Property" or "Citicorp Properties") under that certain Master Lease (the "Citicorp Lease," and together with the BMO Lease, the "Existing Lease") dated as of September 24, 1999 between AREC as the Lessee and BMO as the Lessor;

WHEREAS, pursuant to the terms of the Existing Lease, Seller has the right to cause BMO to convey the BMO Properties and Citicorp Properties to any party designated by Seller;

WHEREAS, Purchaser has agreed to purchase and Seller has agreed to cause BMO to sell the BMO Properties and Citicorp Properties in accordance with and subject to the terms and conditions of this Agreement;

WHEREAS, immediately upon the purchase of the Properties, Purchaser shall lease the Properties pursuant to two leases (collectively, the "Leases"), to wit: (i) one lease to a single purpose bankruptcy remote entity controlled by Mark Shoen (the "SSI Tenant") and which shall be guaranteed by the corporate parent of the SSI Tenant and (ii) a second lease to a wholly owned subsidiary of UHI (the "UHI Tenant", and collectively with SSI Tenant, the "Tenants" ) and which shall be guaranteed by UHI. The organizational documents and structures of both Tenants shall be acceptable to Purchaser and Lender.

AGREEMENT:

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1

THE PROPERTY

1.1     As used in this Agreement, the term "Property" or "Properties" shall mean and refer to the following collectively:

(a)  The parcels of land more particularly described on Exhibits A-1 and A-2 attached hereto and made a part hereof (the "Land");

(b)  The buildings, together with the parking areas and other improvements presently located upon the Land but excluding any and all billboards and cellular tower equipment not owned by Seller (the "Improvements");

(c)  All fixtures (collectively, the "FF&E") of any kind attached to, or located upon and used in connection with the ownership, maintenance, use or operation of the Land or Improvements on the Closing Date, including, but not limited to, all fixtures, equipment, signs (other than billboards); all heating, lighting, plumbing, drainage, electrical, air conditioning, and other mechanical fixtures and equipment and systems; all elevators, escalators, and related motors and electrical equipment and systems; all hot water heaters, furnaces, heating controls, motors and boiler pressure systems and equipment, all shelving and partitions, all ventilating equipment; and all incinerating and disposal equipment required for the operation of the Improvements but expressly excluding (i) any vehicles and/or equipment available for rent in the ordinary course of business at the Properties, (ii) any and all inventory at the Properties including, without limitation, boxes, tape, packing material, padlocks, and other retail items available for sale in the ordinary course of business at the Properties and (iii) any computer and office equipment, furniture and furnishings and other items of personal property not affixed to the Properties;

(d)  Any and all of the following that relate to or affect in any way, the design, construction, ownership, use, occupancy, leasing, maintenance, service, or operation of the Land, the Improvements and the FF&E to the extent assignable;

(i)  Warranties, guaranties, indemnities, and claims for the benefit of Seller relating to the Properties (collectively the "Warranties");

(ii)  Licenses, permits, certificates of occupancy, and similar documents issued by any federal, state, or municipal authority or by any private party (collectively the "Licenses"); and

(iii) Plans, drawings, specifications, surveys, soil reports, environmental reports, engineering reports, inspection reports, and other technical descriptions and reports to the extent in Seller's possession or control (collectively, the "Plans and Specs").

(e)  All rights, titles and interests of Seller and BMO (including all BMO's right, title, and interest as principal and as agent on behalf of Citibank N.A.) in any real property (or interests therein) appurtenant to the Land and Improvements, if any, including, but not limited to, (i) all easements, rights of way, rights of ingress and egress, tenements, hereditaments, privileges, and appurtenances in any way belonging to the Land or Improvements, (ii) any land lying in the bed of any alley, highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the Land, (iii) any strips or gores of real estate adjacent to the Land, (iv) all leases of adjacent land or facilities used in connection with the operation of any of the Improvements, and (v) the use of all alleys, easements and rights-of-way, if any, abutting, adjacent, contiguous to or adjoining the Land;

(f)  All rights, titles and interests of Seller in and to any purchase options and rights of first refusal to purchase any land and improvements adjacent to any of the Land, if any; and

All of the property and rights constituting the Properties except for the Land and Improvements are hereinafter referred to as the "Personal Property".

ARTICLE 2

PURCHASE PRICE; PAYMENT

2.1    Purchase Price. The purchase price for the Properties ("Purchase Price") shall be $312,445.024.00. The Purchase Price consists of (i) $298,385,000.00 plus (ii) an acquisition fee (the "Acquisition Fee") payable to W.P. Carey & Co. LLC in the amount of $14,060,024. No portion of the Purchase Price shall be attributable or otherwise allocated to the Personal Property.

ARTICLE 3

TITLE DELIVERIES

3.1    Title Commitment. Purchaser has or shall obtain, at Seller's sole cost and expense, the following:

(a) A commitment for title insurance for the Property (the "Title Commitment") issued by First American Title Insurance Company of New York (the "Title Company"), covering the Land and Improvements, setting forth the current status of the title to the Land and Improvements, showing all liens, claims, encumbrances, easements, rights of way, encroachments, reservations, restrictions, and any other matters affecting the Land and Improvements, and pursuant to which the Title Company agrees to issue to Purchaser at Closing an owner's policy of title insurance for the Property and a lender's policy of title insurance for the

Property (collectively, the "Title Policy") each on an ALTA form reasonably acceptable to Purchaser and Lender; and

(b) A true, complete, legible and, where applicable, recorded copy of all documents and instruments referred to or identified in the Title Commitment, including, but not limited to, all deeds, lien instruments, leases, plats, surveys, reservations, restrictions, and easements.

3.2    Searches. Purchaser has or shall obtain, at Seller's sole cost and expense, current written reports (the "Search") (a) from the office of each state's Secretary of State where any Property is located and the deed recording offices of each county where any Property is located and the Secretary of State of the states where the Seller and Tenant are incorporated, reflecting the results of current searches of the Uniform Commercial Code Records maintained by such offices, said Search to be made under the names of Seller and Tenant and the fee owners of the Properties, (b) of any judgment or tax liens against the Seller, Tenant, the fee owners of the Properties or any of the Properties, and (c) of any bankruptcy filing by or against the Seller, Tenant or the fee owners of the Properties.

3.3    Survey. Purchaser has or shall obtain, at Seller's sole cost and expense, updated ALTAIACSM survey (the "Survey") for the Land and Improvements made on the ground and each certified by a professional land surveyor licensed in the applicable state where such Property is located. The Survey shall be reasonably satisfactory to Purchaser.

3.4    Zoning. Purchaser has or shall obtain at Seller's sole cost and expense, zoning reports from the Planning and Zoning Resource Corporation for each Property.

3.5    Possession of Third Party Reports if Transaction Fails to Close. In the event that the transactions contemplated in this Agreement do not close for any reason, any third party reports delivered to Purchaser but paid for by Seller shall be promptly provided to Seller.

ARTICLE 4

REAL ESTATE DOCUMENTS; INSPECTION AND OBJECTIONS; INVESTMENT

COMMITTEE

4.1Real Estate Documents. As soon as practicable but in no event later than twenty (20) days after Purchaser's request therefor (unless another time period is otherwise herein specified) and to the extent not previously delivered to Purchaser, but to the extent reasonably available to Seller, Seller, at Seller's sole cost and expense, will deliver to Purchaser true, correct and complete copies (or where specifically indicated, original counterparts) of the following together with all amendments, modifications, renewals and extensions thereof:

(a)  All Warranties which are still in effect;

(b)  All Licenses;

(c)  All material agreements relating to the operation of the Improvements (including all leases of adjacent land or facilities);

(d)  All of the Plans and Specs;

(e)  All agreements for real estate commissions, brokerage fees, finder's fees or other compensation payable by Seller in connection with the transaction contemplated by this Agreement;

(g)  All notices received from governmental authorities in connection with the Property that affect any individual Property or Tenant's business at any individual Property in any material respect;

(h)  Phase I environmental reports (the "Environmental Reports") prepared by ATC Associates, Inc., which Environmental Reports shall be in form and substance satisfactory to Purchaser; and

(1) All books, records, financial data and records, tenant data, current and historical operating statements, insurance policies and material correspondence and other additional information as reasonably requested by Purchaser and related to the Properties.

4.2     Inspection of Property . Seller shall give the agents and representatives of Purchaser full, free access to the Properties prior to Closing, to inspect the Properties. Seller shall give the agents and representatives of Purchaser the right to physically inspect the Properties and to conduct soil tests and other inspections (the "Inspections") (so long as such Inspections do not unreasonably interfere with Seller's use or occupancy of any of the Properties). Purchaser shall give Seller telephonic notice of any proposed Inspection at least twenty-four (24) hours prior to the commencement of such Inspection. The Purchaser shall restore each Property to its respective condition prior to the Inspections and shall indemnify and hold harmless Seller from and against any loss or damage occasioned by any such Inspection, which obligation and indemnity shall survive any termination of this Agreement. Prior to any entry onto any of the Properties, Purchaser shall name Seller as an additional insured on Purchaser's liability insurance policy and shall provide Seller with a certificate of insurance evidencing same or Purchaser shall cause any party conducting due diligence on its behalf at any of the Properties to carry and provide such evidence of coverage. Prior to the closing of the transactions contemplated in this Agreement, Purchaser shall not discuss the details of the transactions contemplated by this Agreement with, or identify Purchaser as the ultimate fee owner of the Properties to, any operating personnel at any of the Properties without the prior written consent of UHI.

4.3     Financial Information. Representatives of Purchaser shall have access to such financial and other information reasonably available to Seller relating to UHI Tenant, Sellers and the Properties.

4.4     Exclusivity. Neither Seller nor any of its representatives or brokers shall market, otherwise promote or otherwise list or make any of the Properties available for any sale/leaseback or financing transaction unless this Agreement is terminated by Purchaser in accordance with the terms of this Agreement; provided that, notwithstanding the foregoing, Purchaser acknowledges that any discussions or agreements by and among Seller and BMO and/or Citibank, N.A. disclosed to or filed with the Bankruptcy Court (at the request or requirement of such court) with respect to the disposition of the Properties and made known to Purchaser prior to the date of this Agreement shall not be deemed to violate the first sentence of this Section 4.4.

ARTICLE 5

PERMITTED EXCEPTIONS

5.1    Permitted Exceptions. Any title exceptions to which the Purchaser does not object to and any title exceptions to which the Purchaser objects but that are cured to the satisfaction of Purchaser shall be herein referred to as the "Permitted Exceptions".

ARTICLE 6

OPERATION OF PROPERTY

6.1    Interim Operation. Seller hereby covenants and agrees with respect to the Property that between the date of this Agreement and the Closing Date, such Seller shall:

(a)  Keep and maintain the Properties in a good state of repair and condition and consistent with past practices;

(b)  Perform all its obligations under any contractual arrangements relating to each Property the nonperformance of which would adversely effect the Seller or the Property in any material respect;

(c)  Advise Purchaser promptly of any litigation, arbitration, or administrative hearing before any court or governmental agency concerning or affecting any Property which is instituted or threatened after the date of this Agreement the existence of which would adversely effect Seller or a Property in any material respect and promptly advise Purchaser if any representation or warranty made by Seller in this Agreement shall become false;

(d)  Not take, or omit to take, any action that would have the effect of violating any of the representations, warranties, covenants or agreements of Seller contained in this Agreement;

(e)  Comply with all federal, state, and municipal laws, ordinances, regulations, and orders relating to each Property the noncompliance with which would adversely effect Seller or such Property in any material respect;

(f)  Not sell or assign, or enter into any agreement to sell or assign, or create or permit to exist any lien or encumbrance on any Property or any portion thereof;

(g)  Not allow any material permit, receipt, license, or right currently in existence with respect to the operation, use, occupancy or maintenance of any Property to expire, be cancelled or otherwise terminated;

           (h)  Pay or cause to be paid all taxes, assessments and other impositions levied or assessed on the Property or any part thereof prior to the date on which the payment thereof is due; and

           (i)  Maintain or cause to be maintained in full force and effect the present policies and level of insurance with respect to each Property.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES; COVENANTS

7.1     Representations by Purchaser. Purchaser represents and warrants unto Seller that each and every one of the following statements are true, correct and complete as of the date hereof and will, be true, correct and complete as of the Closing Date:

(a)  The Purchaser is a Delaware limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware. Purchaser has full right, power and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement and the execution and delivery of this Agreement requires no further action or approval of any other individuals or entities in order to constitute a binding and enforceable obligation of Purchaser. Purchaser has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with its execution, delivery and performance of this Agreement and Purchaser has obtained an approval from the investment committee of Carey Asset Management Corp. with respect the transactions contemplated in this Agreement, provided, however, that Seller acknowledges that performance by Purchaser of its obligations hereunder, including closing on the transactions contemplated herein are and remain subject to any requirements of the United States Securities and Exchange Commission. This Agreement is the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

(b)  Neither the entry into nor the performance of, or compliance with, this Agreement by the Purchaser will not result in any violation of, or default under, or result in the acceleration of, any obligation under the Limited Partnership Agreement of Purchaser, or any existing mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to the Purchaser.

7.2     Representations by Seller. Seller hereby represents and warrants unto Purchaser that each and every one of the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the Closing:

(a)  Each Seller is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada. Each Seller has full right, power and authority to enter into this Agreement and to assume and perform all of their obligations under this Agreement; and the execution and delivery of this Agreement and the performance by each Seller of their obligations under this Agreement require no further action or approval of any other individuals or entities in order to constitute this Agreement a binding and enforceable obligation of each Seller. Each Seller has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with: (A) its execution, delivery and performance of this Agreement and (B) its consummation of the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of each Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

(b)  As of the Closing Date, neither the entry into nor the performance of, or compliance with, this Agreement by Seller will result in any violation of, or default under, or result in the acceleration of, any obligation under the partnership agreements or articles of incorporation, as applicable, of Seller, or any existing mortgage indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to Seller or any of the Properties.

(c)  To the best of each Seller's knowledge, no party other than Seller (pursuant to the Existing Lease) has any right or option to acquire the Property.

(d)  Seller (i) is not in liquidation or dissolution and (ii) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature.

(e)  To the best of Seller's knowledge and belief, there are no pending arbitration proceedings or unsatisfied arbitration awards, or judicial orders respecting awards, with respect to any of Property.

(f)  No notice has been received by Seller from the insurance company which has issued the policy for any of the Properties stating that any of such policies is not in full force and effect, will not be renewed or will be renewed only at a higher premium rate than is presently payable therefor.

(g)  Other than service contracts terminable on thirty (30) days' notice, no service contract will be binding upon Purchaser or any of the Properties, except for those contracts listed on Schedule 7.2(g).

(h)  As of the Closing Date, all Fixtures included in the transaction contemplated by this Agreement have been fully paid for and will be conveyed to Purchaser free and clear of all liens and encumbrances other than the Permitted Exceptions.

(i)  All Licenses are in full force and effect.

(j)  Except as otherwise disclosed to Purchaser on Schedule 7.2(j), Seller has no knowledge of any pending or threatened condemnation affecting the Property or of any, improvement liens or special assessments to be made against any of the Properties by any governmental authority.

(k)  Except as set forth in the Title Commitments, Seller has not received any notice of any violation from any governmental authority or with respect to any encumbrance upon any Property which has not been corrected.

(1) The only Warranties in effect for any of the Properties are described on Schedule 7.2(1).

           (m)  For the purpose of this Section, the term "Hazardous Substances" shall mean substances defined as a "hazardous waste", "hazardous substance", "toxic substance" or any word of similar import under any Environmental Laws, including, without limitation, oil, petroleum, or any petroleum derived substance or waste, asbestos or asbestos-containing materials, PCBs, explosives, radioactive materials, dioxins, or urea formaldehyde insulation. As used herein, "Environmental Laws" shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. § 9601, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901, et seq., the Clean Air Act, 42 U.S.C. § 7401, et seq., the Clean Water Act, 33 U.S.C. § 1251, et seq., the Toxic Substance Control Act, 15 U.S.C. § 2601, et seq., and the Occupational Safety and Health Act, 29 U.S.C. § 651, et seq., as any of the preceding have been amended prior to the date hereof, and any other federal, state, or local law, ordinance, regulation, rule, order, decision or permit relating to the protection of the environment or of human health from environmental effects of Hazardous Substances and which are applicable to any of the Properties.

           (n)  To the knowledge of Seller, and except for those conditions specifically described in the Environmental Reports, and without independent investigation other than the Environmental Reports, (i) no Hazardous Substances have been spilled or released in, on or under any of the Properties so as to impose liability or require remediation under any Environmental Law and (ii) no liability under or violation of any Environmental Laws or condition that could give rise to such liability or violation exists with respect to any of the

Properties, including without limitation liabilities relating to offsite disposal of waste in connection with any of the Properties.

(o)  All leasing commissions, if any, with respect to any leases or other occupancy agreements with respect to any of the Properties have been paid in full.

(p)  All (i) information (other than financial projections) that has been or will hereafter be made available to Purchaser or any of its representatives in connection with the transactions contemplated under this Agreement is and will be true, complete and correct in all material respects and shall not omit or fail to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which such statements were or are made and (ii) financial projections, if any, that have been or will be prepared by or on behalf of the Seller or any of its representatives and made available to Purchaser have been or will be prepared in good faith based upon assumptions that are reasonable at the time the related financial projections are made available to the Purchaser. If, at any time after the date hereof until the Closing Date any of the representations and warranties in the preceding sentence would be incorrect if the information or financial projections were being furnished, and such representations and warranties were being made, at such time, then Seller shall promptly supplement the information and the financial projections so that such representations and warranties will be correct under those circumstances.

Each of the foregoing representations and warranties shall be deemed remade at and as of the Closing and shall survive the Closing. Except as otherwise expressly provided herein and in the Seller's Certificate (as hereinafter defined), Seller makes no representation or warranty whatsoever with respect to the Property, whether as to habitability, fitness for a particular purpose, environmental condition or otherwise.

7.3     Covenant Regarding Final Order. Seller shall use good faith reasonable efforts to obtain the entry of the Final Order referenced in Sections 8.1(k) and 8.2(e) hereof.

ARTICLE 8

CONDITIONS PRECEDENT TO THE CLOSING

In addition to any other conditions set forth in this Agreement, the obligations of the Purchaser and Seller to consummate the Closing are subject to the timely satisfaction of the respective conditions and requirements set forth in this Article 8, which shall be conditions precedent to the respective party's obligations under this Agreement.
8.1     Conditions to Obligations of the Purchaser.

(a) Seller's Obligations. Seller shall have performed all of the obligations of Seller hereunder which are to be performed at or prior to Closing.

(b)  Seller's Representations and Warranties. The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects as if made again on the Closing Date.

(c)  Title Policy. Purchaser shall have received or have an irrevocable right to receive the Title Policy and such other endorsements as are customarily available in each state where the Properties are located issued by the Title Company insuring good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions.

(d)  Required Deliveries. The Seller shall have made or caused to be made all required deliveries under Section 9.2 and Purchaser shall have also received all of the required deliveries under Sections 9.3 and 9.4

(e)  No Injunction. There is no injunction, judgment, order, action or proceeding which would prevent or limit the consummation of this transaction.

(f)  Consents and Opinions. There shall be delivered to the Purchaser, from Seller or Seller's counsel, such consents and legal opinions as are reasonably and customarily required by counsel to the Purchaser with respect to matters such as due authorization, no conflict and enforceability. Those opinions relating to due authorization and execution of this Agreement may be issued by the Seller's in-house counsel and all other opinions required by counsel to Purchaser with respect to the transactions contemplated by this Agreement, and the Leases shall be issued by outside counsel reasonably acceptable to Purchaser.

(g)  Absence of Material Adverse Change. There shall have been no material adverse change in the financial condition or results of operations of UHI or the Properties from the date of (x) the audited consolidating financial statements of AMERCO dated September 30, 2003 or (y) the trailing 12 month unaudited income statements with respect to the Properties for the period ending December 31, 2003.

(h)  Approval of Due Diligence. Purchaser shall have confirmed in writing on or before the Closing Date that all due diligence matters with respect to the Properties, Seller and Tenant, including, but not limited to, matters related to financial condition and prospects, physical condition (including environmental), title, survey, and zoning shall be satisfactory to Purchaser on the Closing Date in all respects. Furthermore, Sarvis, King & Coleman, P.C. shall have prepared and Purchaser shall have approved agreed upon procedures for property audits.

(i)  Closing of Bank of America Loan. Bank of America shall have funded to Purchaser a mortgage loan on the Closing Date secured by the Properties and otherwise substantially in accordance with the terms of that Summary of Indicative Terms and Conditions from Bank of America dated November 14, 2003.

(j)  Satisfactory Final Documentation. Seller shall have delivered to Purchaser on the Closing Date each of the delivery items required pursuant to Section 9.2, each in form and substance satisfactory to Purchaser in all respects.

(k) Emergence from Bankruptcy; Favorable Findings. AMERCO and Amerco Real Estate Company shall have provided to Purchaser evidence of a Final Order confirming the plan of reorganization in their Bankruptcy Cases, and the Bankruptcy Court shall have entered a Final Order (in form and substance reasonably acceptable to Purchaser) in the Bankruptcy Cases approving the transactions contemplated by this Agreement and the Lease.

       8.2    Conditions to Seller's Obligations.

(a)  Purchaser's Obligations. Purchaser shall have performed all of its material obligations hereunder which are to be performed at or prior to Closing.

(b)  Representations and Warranties by the Purchaser. The representations and warranties by the Purchaser set forth in this Agreement shall be true and correct in all material respects as if made again on the Closing Date.

(c)  Required Deliveries. The Purchaser shall have made or caused to be made all required deliveries under Section 9.5.

(d)  No Injunction. There is no injunction, judgment, order, action or proceeding which would prevent the consummation of this transaction.

(e)  Emergence from Bankruptcy; Favorable Findings. AMERCO and Amerco Real Estate Company shall have provided to Purchaser evidence of a Final Order confirming the plan of reorganization in their Bankruptcy Cases, and the Bankruptcy Court shall have entered a Final Order (in form and substance reasonably acceptable to Purchaser) in the Bankruptcy Cases approving the transactions contemplated by this Agreement and the Lease.

(f)  Operating Lease Treatment. Seller shall be reasonably satisfied (based upon the advise of its accountants, attorneys and/or consultants) that the UHI Lease is in form and substance appropriate for treatment as an operating lease under generally accepted accounting principles.

ARTICLE 9

CLOSING AND CLOSING DOCUMENTS

9.1 Closing. The closing (the "Closing") is scheduled to occur at the offices of Reed Smith LLP in New York, New York no later than March 31, 2004 and the parties shall endeavor to close on or about March 15, 2004 (such date, the "Closing Date) unless such date is extended by mutual agreement among the parties hereto.

9.2  Seller's Deliveries. At the Closing, Seller shall deliver or caused to be delivered the following to the Purchaser, each in form and substance reasonably acceptable to the Purchaser and each party thereto:

(a)  Deed. Purchaser shall have received Special Warranty Deeds (or comparable limited warranty deed in a form customarily used for similar transactions in the state) for each Property, duly executed and acknowledged, and subject only to the applicable Permitted Exceptions.

(b)  Bill of Sale. A Bill of Sale from the Seller conveying the fixtures and any Personal Property necessary for the operation of the Improvements as buildings to Purchaser free and clear of any liens, claims and encumbrances.

(c)  Seller Certificate. Certificate (the "Seller Certificate") duly executed by each Seller in favor of Purchaser containing representations and warranties with respect to Sellers and the Properties.

(d)  FIRPTA Affidavit. An affidavit from Seller in form and substance acceptable to Purchaser and the Title Company, as required by Section 1445 of the Internal Revenue Code;
Authority Documents. The legal opinions referred to in Section 8.1(f); Title Policy. The Title

            (e)    Policy;

            (f)

(g) Closing Certificate. A certificate duly executed by Seller dated as of the Closing Date to the effect that all of the representations and warranties herein of Seller are true and correct as of the Closing;

(h) Plans. All Plans and Specs, and all Licenses;

(i)  Title Affidavits. Any affidavits as to judgments and other matters reasonably required by the Title Company in connection with the issuance of the Title Policy;

(j)  Other Documents. Such other documents, opinions, indemnities and estoppels as may be reasonably required by Purchaser.

9.3     SSI Tenant Deliveries. At the Closing, Purchaser shall receive the following, each in form and substance reasonably acceptable to the Purchaser and each party thereto:

(a) SSI Lease Agreement. Lease Agreement (the "SSI Lease") duly executed by SSI Tenant, as tenant, and Purchaser, as landlord, with respect to the Properties substantially in the form of the SSI Lease attached hereto as Exhibit "C" together with the reserves and security deposit due thereunder, provided, however, that the parties agree that the SSI Lease attached hereto as Exhibit "C" may be further modified with respect to (i) tax and reporting treatment requirements or objectives of SSI Tenant, (ii) the completing or modification of any items that are blank or bracketed, (iii) SSI Tenant and Purchaser's responses to Lender requirements, (iv) issues raised by the provisions set forth in any other document listed in this Section 9.3 to which SSI Tenant is a party, and (v) any other reasonable changes.

(b)  SSI Memoranda of Lease. Memoranda of Lease (the "SSI MOL") duly executed by SSI Tenant and Purchaser with respect to the SSI Lease.

(c)  SSI Guaranty. Guaranty agreement from the parent of the SSI Tenant with respect to the SSI Lease; and

(d)  Management Agreement. A duly executed property management agreement ("Management Agreement") between SSI Tenant and a subsidiary of UHI who shall manage the Properties ("Manager").

(e)  Loan Letter. Letters duly executed by SSI Tenant addressed to Purchaser confirming that neither SSI Tenant nor any affiliate of SSI Tenant shall purchase any mortgage encumbering any of the Properties.

(f)  Non-Compete Agreement. A duly executed non-compete agreement given by Mark Shoen and the parent of SSI Tenant with respect to the ownership or operation of new self-storage facilities within a certain agreed radius of any of the Properties.

(g)  Negative Pledge Agreement. A Negative Pledge Agreement duly executed by each principal of SSI Tenant that shall provide that each principal shall not encumber the assets of Tenant as security for the obligations of any principal.

(h)  Lock-Box Agreement. A Lock-Box Agreement by and among each of SSI Tenant, Purchaser and Lender that shall require that the gross receipts derived from the operation of SSI Tenant's and/or Manager's business at the Properties be deposited into a lock-box account controlled by Purchaser or Lender and from which the quarterly installments of rent due under the SSI Lease shall be paid to Purchaser prior to any distribution to Tenant or the Manager and from which expense reimbursements shall be paid to Manager prior to any distribution to SSI Tenant.

(i)  Assignment of Management Agreement and Consent of U-Haul An assignment of the Management Agreement in favor of Purchaser and its Lender assigning the rights of SSI Tenant thereunder, which assignment shall be consented and agreed to by U-Haul.

(j)  Other Documents. Such other documents, opinions, indemnities and estoppels as may be reasonably required by Purchaser and Subordination, Non-disturbance and Attornment Agreements, estoppels and any other agreements as may be required by Purchaser's Lender.

9.4     UHI Tenant Deliveries. At the Closing, Purchaser shall receive the following, each in form and substance reasonably acceptable to the Purchaser and each party thereto:

(a) U-Haul Lease Agreement. Lease Agreement (the "U-Haul Lease") duly executed by U-Haul Tenant, as tenant, and Purchaser, as landlord, with respect to the Properties substantially in the form of the U-Haul Lease attached hereto as Exhibit "B" together with the reserves and security deposits due thereunder, provided, however, that the parties agree that the U-Haul Lease attached hereto as Exhibit "B" may be further modified with respect to (i) tax and reporting treatment requirements or objectives of U-Haul Tenant, (ii) the completing or modification of any items that are blank or bracketed, (iii) U-Haul Tenant and Purchaser's responses to Lender requirements, (iv) issues raised by the provisions set forth in any other document listed in this Section 9.4 to which U-Haul Tenant is a party, and (v) any other reasonable changes.

(b)  U-Haul Memoranda of Lease. Memoranda of Lease (the "U-Haul MOL"; collectively with the SSI MOL, the "MOLs") duly executed by U-Haul Tenant and Purchaser with respect to the U-Haul Lease.

(c)  U-Haul Guaranty. Guaranty agreement from UHI with respect to the Management Agreement and U-Haul Lease.

(d)  Loan Letter. Letters duly executed by U-Haul Tenant addressed to Purchaser confirming that neither U-Haul Tenant nor any affiliate of U-Haul Tenant shall purchase any mortgage encumbering any of the Properties.

(e)  Lessee Certificate. Certificate (the "Lessee Certificate") duly executed by U-Haul Tenant in favor of Purchaser containing representations and warranties with respect to the U-Haul Tenant and the Properties.

(f)  Collection Agreement. A Collection Agreement by and among each of U-Haul Tenant, Purchaser and Lender that shall require that the gross receipts derived from the operation of U-Haul Tenant's business at the Properties be deposited into a collection account controlled by Purchaser or Lender and from which all gross receipts shall be promptly paid to U-Haul Tenant so long as no event of default is continuing under the U-Haul Lease.

(g)  Dealer Agreement. A duly executed dealer agreement by and between U-Haul Tenant and U-Haul with respect to permitting Tenant to be a dealer for the rental of "U-Haul" branded equipment in form and substance acceptable to Purchaser.

(h)  Assignment of Dealer Agreement and Consent of U-Haul. An assignment of the Dealer Agreement in favor of Purchaser and its Lender assigning the rights of U-Haul Tenant thereunder which assignment shall be consented and agreed to by U-Haul Manager.

(i)  Other Documents. Such other documents, opinions, indemnities and estoppels as maybe reasonably required by Purchaser and Subordination, Non-disturbance and Attornment Agreements, estoppels and any other agreements as may be required by Purchaser's Lender.

9.5     Deliveries by Purchaser. At the Closing, Purchaser shall deliver or cause to be delivered, the following to Seller, each in form and substance reasonably acceptable to the Seller:

(a)  Purchase Price. The Purchase Price in immediately available funds, subject to payment of the acquisition fee to W.P. Carey Co. LLC and third party fees and expenses as set described in Section 2.1.

(b)  Closing Certificate. A certificate duly executed by Purchaser to the effect that all of the representations and warranties herein of the Purchaser are true and correct as of the Closing.

(c)  Other Documents. Such other documents as maybe reasonably required by Seller and BMO.

9.6    Concurrent Transactions. All documents or other deliveries required to be made by the Seller and the Purchaser, at or prior to Closing, and all transactions required to be consummated concurrently with Closing shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by the Seller and the Purchaser shall have been made, and all concurrent or other transactions shall have been consummated.

9.7    Further Assurances. Each of the Seller and Purchaser, at any time after Closing, upon request of either party, will execute (or cause any appropriate entity to execute and to use reasonable efforts to cause such parties to execute) such additional instruments, documents or certificates as either party deems reasonably necessary in order to effect the transactions contemplated hereby.

9.8    No Prorations. All real estate taxes, personal property or use taxes and water and sewer rents, utility charges, fuels located at any of the Properties, or insurance expenses that are due and payable at closing shall be paid at Closing. In recognition that the Lease will require each of the items listed in the first sentence of this Section 9.8 to be paid by Tenant, there shall be no proration of any such items at Closing.

9.9    Costs and Expenses. Seller shall pay all fees and expenses related to the transaction contemplated herein, the leasing of the Property and the Purchaser's initial mortgage loan, including but not limited to environmental and engineering assessment costs, appraisal fees and expenses, title insurance, transfer and recording fees and taxes and reasonable legal fees and expenses of Purchaser and Purchaser's lender. Seller shall be obligated to pay the fees and expenses set forth in this Section 9.9 irrespective of whether the transactions contemplated herein, the leasing of the Property and/or the initial mortgage loan fail to close for any reason whatsoever provided, however, that Seller shall not be obligated to pay the fees and expenses set forth in this Section 9.9 in the event that a representation of Purchaser contained in Section 7.1(a) is found to be untrue in any material respect as of the date of this Agreement and the transactions contemplated herein fail to close as a result of such misrepresentation. Purchaser hereby acknowledges that Seller has previously deposited with Purchaser the sum of $400,000 and with Purchaser's mortgage lender the sum of $950,000 as expense deposits (collectively and together with any additional sums deposited by Seller, the "Expense Deposits") a portion of which has previously been disbursed to pay fees and expenses. Purchaser shall not be required to pay interest on the Expense Deposits. Purchaser shall apply the Expense Deposits to pay expenses related to Purchaser and/or its mortgage lender's due diligence (including but not limited to legal fees and expenses paid in connection with enforcement any of Purchaser's rights hereunder) as incurred by Purchaser and/or its mortgage lender from time to time until the Closing Date. In addition, from time to time until the Closing Date, Seller shall cause the Expense Deposits to be increased by an amount determined by Purchaser to be sufficient to pay any then outstanding costs and expenses and any anticipated costs and expenses that may be incurred prior to the Closing Date. In no event shall any short-fall in any Expense Deposit mitigate Seller's obligation to pay any and all fees and expenses incurred by Purchaser and/or its mortgage lender in connection with the transactions contemplated hereunder. Upon the earlier of the termination of this Agreement by Purchaser or the Closing Date, the balance of any Expense Deposits shall be returned to Purchaser after deducting all costs and expenses actually incurred by Purchaser or its mortgage lender. The obligations set forth in this Section 9.9 shall expressly survive the Closing or any termination of this Agreement.

ARTICLE 10

CASUALTY AND CONDEMNATION

           10.1     Risk of Loss Notice. In the event that (a) any loss or damage to any of the Properties shall occur prior to the Closing Date as a result of fire or other casualty, or (b) Seller or any of them receive notice that a governmental authority has initiated or threatened to initiate a condemnation proceeding affecting any of the Property, Seller shall give the Purchaser immediate written notice of such loss, damage or condemnation proceeding.

10.2     Termination Right. If, prior to Closing and the delivery of possession of the Properties in accordance with this Agreement, (a) any condemnation proceeding shall be pending against any portion of any of the Properties that, with respect to any such individual Property, effects ten (10%) percent any structure, materially restricts legal access, effects more than ten (10%) percent of the land area, materially impairs or renders uneconomic the continued use of such Property for its intended use, or causes the remaining portion of any Property to be in non-compliance with any applicable law, including any parking requirements, or (b) there is any loss or damage to any Property where the cost to restore exceeds $250,000, either party shall have the option to terminate this Agreement with respect to such Property (and this Agreement shall continue in full force and effect with respect to all of the other Properties) provided it delivers written notice to the other party of its election so to terminate this Agreement with respect to such Property within fifteen (15) days after the date Seller have delivered to Purchaser written notice of any such loss, damage or condemnation. In the event this Agreement is terminated with respect to five (5) or more Properties pursuant to this Section 10.2, Purchaser shall have the right to terminate this Agreement in its entirety.

10.3     Procedure for Closing. If, after a loss or damage or condemnation giving rise to a termination right pursuant to Section 10.2, Purchaser or Seller shall not timely elect (within fifteen (15) days after receipt of written notice of the occurrence of the damage) to terminate this

Agreement with respect to the damaged Property, or if the loss or condemnation does not give rise to a termination right pursuant to Section 10.2, Seller agrees to pay to Purchaser at the Closing all insurance proceeds or condemnation awards which Seller or any of them has received as a result of the same plus an amount equal to the insurance deductible, if any, and assign to Purchaser all insurance proceeds and condemnation awards payable as a result of the same in which event the Closing shall occur without Seller or any of them replacing or repairing such damage.

ARTICLE 11

DEFAULT AND REMEDIES

11.1 Remedies Upon Default. In the event Purchaser materially breaches or defaults under any of the terms of this Agreement prior to the Closing, which default is not cured within ten (10) calendar days after receipt by Purchaser of written notice thereof from Seller, Seller shall have the right to terminate this Agreement and obtain reimbursement from Purchaser of all out-of-pocket expenses incurred by Seller in reliance on this Agreement. In the event Seller materially breaches or defaults under any of the terms of this Agreement which default is not cured within ten (10) calendar days after receipt by Seller of written notice thereof from Purchaser, Purchaser shall have the right to (a) terminate this Agreement and obtain reimbursement from Seller of all out-of-pocket expenses incurred by Purchaser in reliance on this Agreement and (b) seek and obtain specific performance of this Agreement (in which event Purchaser may also recover all of its costs and reasonable attorneys' fees in seeking such specific performance). Notwithstanding any term or provision of this Agreement, in the event the transactions contemplated by this Agreement do not close for any reason whatsoever, whether pursuant to this Section 11.1 or for other reasons, neither Purchaser, nor W.P. Carey & Co, LLC nor any broker, agent, consultant or other party shall be entitled to the Acquisition Fee.

11.2 Liquidated Damages Payable to Purchaser. If Seller materially breaches or defaults under the terms of this Agreement (which breach or default is not cured within the time periods set forth in Section 11.1), or if Purchaser is ready, willing and able to close this transaction pursuant to the terms of this Agreement and Seller shall willfully fail or refuse to close, then, in addition to and not in lieu of any other remedies Purchaser may have under Section 11.1 with respect to specific performance, Seller shall pay to Purchaser upon demand the sum of Three Million ($3,000,000) Dollars as liquidated damages hereunder. The Seller and Purchaser each expressly acknowledge and agree that the actual damages which may be incurred by Purchaser as a result of such breach or default by Seller are difficult or impossible to calculate and that the amount of Three Million ($3,000,000) Dollars as liquidated damages represents a fair and reasonable estimate of such actual damages. UHI's joint and several obligation to pay any liquidated damages pursuant to this Section 11.2 shall not in any way be mitigated or modified in any respect if AREC is prevented from paying (or permitted not to pay) all or any portion of such liquidated damages as a result of (i) any failure of AREC to obtain the approval of the bankruptcy court presiding over the Bankruptcy Cases with respect to this Agreement generally and/or this Section 11.2 specifically, or (ii) any court order with respect to the Bankruptcy Cases prohibiting AREC from paying any liquidated damages due hereunder.

        11.3 Liquidated Damages Payable to Seller. If Seller is ready, willing and able to close this transaction pursuant to the terms of this Agreement and Purchaser willfully breaches or defaults its obligations to close this transaction under the terms of this Agreement (which breach or default is not cured within the time periods set forth in Section 11.1), then, in lieu of any other remedies Seller may have under Section 11.1 with respect to reimbursement from Purchaser of all out-of-pocket expenses incurred by Seller in reliance on this Agreement, Purchaser shall pay to Seller Purchaser upon demand the sum of Three Million ($3,000,000) Dollars as liquidated damages hereunder. The Seller and Purchaser each expressly acknowledge and agree that the actual damages which maybe incurred by Seller as a result of such breach or default by Purchaser are difficult or impossible to calculate and that the amount of Three Million ($3,000,000) Dollars as liquidated damages represents a fair and reasonable estimate of such actual damages.

ARTICLE 12

BROKERS

12.1 No Broker. The parties hereto represent to each other that they dealt with no finder, broker or consultant in connection with this Agreement or the transactions contemplated hereby other than Mr. Jeffrey Draxten whose fees shall be paid for by Seller.

12.2 Indemnification by Seller. Seller agrees to, and hereby does, indemnify and save harmless Purchaser and its affiliates, and their respective successors and assigns against and from any loss, liability or expense, including reasonable attorneys fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based in whole or in part on any agreements entered into with Seller or its representatives for a commission or other compensation. The obligations set forth in this Section 12.2 shall expressly survive the Closing or any termination of this Agreement.

12.3 Indemnification by Purchaser. Purchaser agrees to, and hereby does, indemnify and save harmless Seller and its affiliates, and their respective successors and assigns against and from any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based in whole or in part on any agreements entered into with Purchaser or its representatives for a commission or other compensation.

ARTICLE 13

DEFINITIONS

13.1 Definitions. As used herein, the following terms shall have the respective meanings indicated below:

Acquisition Fee. As defined in Section 2.1.

Agreement. As defined in the opening Paragraph.

AMERCO. Shall mean AMERCO, Inc.

Bankruptcy Cases. Shall mean In re AMERCO, a Nevada corporation, et al., Case Nos. BK-03-52103-GWZ and BK-03-52790-GWZ, Jointly Administered under NBK-03-52103-GWZ.

Bankruptcy Court. Shall mean the United States Bankruptcy Court for the District of Nevada or other court in which the Bankruptcy Cases are pending.

BMO. As defined in the Recitals.

BMO Lease. As defined in the Recitals.

BMO Properties. As defined in the Recitals.

Citicorp Lease. As defined in the Recitals.

Citicorp Properties. As defined in the Recitals.

Closing. As defined in Section 9.1.

Closing Date. As defined in Section 9.1.

Environmental Report. As defined in Section 4.1.

Existing Lease. As defined in the Recitals.

Expense Deposits. As defined in Section 9.7

FF&E. As defined in Article 1.

Final Order. Shall mean an order (or findings of act and conclusions of law), in form and substance satisfactory to the Purchaser, entered by the Bankruptcy Court or other court of competent jurisdiction that is: (i) in full force and effect; (ii) not stayed; and (iii) no longer subject to review, reversal, modification or amendments, by appeal, writ of certiorari or otherwise; provided, however, the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule, may be filed relating to such order or judgment shall not cause such order or judgment not to be a Final Order.

Hazardous Substance. As defined in Section 7.2.

Improvements. As defined in Article 1.

Inspections. As defined in Section 4.2.

Land. As defined in Article 1.

Licenses. As defined in Article 1.

Management Agreement. As defined in Section 9.2.

MOLs. As defined in Section 9.2

Permitted Exceptions. As defined in Section 5.1.

Personal Property. As defined in Article 1.

Plans and Specs. As defined in Article 1.

Property. As defined in Article 1.

Purchaser. As defined in the opening paragraph.

Purchase Price. As defined in Section 2.1.

Search. As defined in Section 3.2.

Seller. As defined in the opening paragraph.

Seller Certificate. As defined in Section 9.2.

Survey. As defined in Section 3.3.

SSI Lease. As defined in the Section 9.2.

SSI Tenant. As defined in the Recitals.

Tenant(s). As defined in the Recitals.

Title Commitment. As defined in Section 3.1.

Title Company. As defined in Section 3.1.

Title Policy. As defined in Section 3.1.

U-Haul Lease. As defined in the Section 9.2.

U-Haul Tenant. As defined in the Recitals.

Warranties. As defined in Article 1.

W. P. Carey Group. Shall mean one or more of the following entities: Corporate Property Associates 16 Global Incorporated, Corporate Property Associates 15 Incorporated, Corporate Property Associates 14 Incorporated, Corporate Property Associates 12 Incorporated, Carey Institutional Properties Incorporated, W. P. Carey & Co. LLC or any subsidiary thereof and any other entity that is or may become subject to an advisory agreement with W.P. Carey & Co. LLC.

ARTICLE 14

MISCELLANEOUS

14.1 Notice. Any notice provided for by this Agreement and any other notice, demand or communication which any party may wish to send to another shall be in writing and either delivered in person or sent by registered or certified mail, return receipt requested, in a sealed envelope, postage prepaid or overnight courier, and addressed to the party for which such notice, demand or communication is intended at such party's address as set forth in this Section. The address for Seller under this Agreement shall be the following:

Amerco Real Estate Company
2727 North Central Avenue
Phoenix, AZ 85004
Attention: Treasurer or Assistant Treasurer

U-Haul International, Inc.
2727 North Central Avenue
Phoenix, AZ 85004
Attention: Treasurer or Assistant Treasurer
In either case with a copy to:

U-Haul International, Inc.
Legal Department
2727 North Central Avenue
Phoenix, AZ 85004
Attention: General Counsel or Assistant General Counsel
And a copy to SSI Tenant at:

Self Storage International, Inc.
715 South Country Club Drive
Mesa, AZ 85210
Attention: President
and

Self Storage International, Inc.
P.O. Box 70970
Reno, NV 89570-0970
Attention: President

               The address for Purchaser under this Agreement shall be the following:

c/o W. P. Carey & Co., LLC
50 Rockefeller Plaza
New York, New York 10020
Attention: Anne R. Coolidge
with a copy to:

Reed Smith LLP
599 Lexington Avenue, 29th Floor
New York, New York 10022
Attention: Joseph M. Manger, Esq.

Any address or name specified above may be changed by a notice given by the addressee to the other party. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or receipt,- set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept. Notices may be given by any party's counsel on behalf of such party.

14.2 Entire Agreement; Modifications and Waivers; Cumulative Remedies. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes any prior oral or written agreements or understandings between the parties hereto with respect to the subject matter hereof, and may not be modified or amended except by instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. No delay or omission in the exercise of any right or remedy accruing to, Purchaser or Seller upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by, Purchaser or Seller of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained. All rights, powers, options or remedies afforded to Seller or Purchaser either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option or remedy shall not bar other rights, powers, options or remedies allowed herein or by law, unless expressly provided to the contrary herein.

14.3 Schedules and Exhibits. All schedules and exhibits referred to in this Agreement and attached hereto are hereby incorporated in this Agreement by reference.

14.4 Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, Purchaser and Seller and their respective successors and assigns. Purchaser shall have the right to assign its interests in this Agreement to any subsidiary of Purchaser and/or any entity or entities affiliated with any member of the W.P. Carey Group.

14.5 Headings and Numbers. Article and section headings and article and section numbers are inserted herein only as a matter of convenience and in no way define, limit or prescribe the scope or intent of this Agreement or any part thereof and shall not be considered in interpreting or construing this Agreement.

14.6 Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

14.7 Time Periods. If the final day of any time period or limitation set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the State of New York or the Federal government, then and in such event the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

14.8 Counterparts. This Agreement may be executed in any number of counterparts and by either party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

14.9 Survival. Except as otherwise provided herein, all covenants and agreements contained in the Agreement which contemplate performance after the Closing Date and all representations, warranties and indemnities contained in this Agreement shall expressly survive the Closing and shall not be deemed to merge into the other closing documents or be waived by Seller or Purchaser.

14.10 Further Acts. In addition to the acts, deeds, instruments and agreements recited herein and contemplated to be performed, executed and delivered by Purchaser and Seller shall perform, execute and deliver or cause to be performed, executed and delivered at the closing or after the Closing, any and all further acts, deeds, instruments and agreements and provide such further assurances as the other party or the Title Company may reasonably require to consummate the transactions contemplated hereunder.

14.11 Severability. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

14.12 Attorneys' Fees. Should either party employ an attorney or attorneys to enforce any of the provisions hereof or to protect such party's interest in any manner arising under this Agreement, or to recover damages for breach of this Agreement, the nonprevailing party in any action pursued in a court of competent jurisdiction (the finality of which is not legally contested) agrees to pay to the prevailing party all reasonable costs, damages, and expenses, including attorneys' fees, expended or incurred in connection therewith.

14.13 Joint and Several Liability. The obligations of each Seller hereunder shall be joint and several.

14.14 Indemnity. Irrespective of whether this Agreement is terminated or the transactions contemplated herein close, Seller shall indemnify and hold harmless Purchaser and its affiliates, directors, officers, employees, attorneys and representatives (each an "Indemnified Person") from and against all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including, but not limited to, attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal), that may be instituted or asserted against or incurred by any such Indemnified Person in connection with, or arising out of, this Agreement or the transactions contemplated hereunder, the documentation related thereto, any actions or failure to act in connection therewith, and any and all environmental liabilities and legal costs and expenses arising out of or incurred in connection with any disputes between or among any parties to any of the foregoing, and any investigation, litigation, or proceeding related to such matters, whether or not such suit, action, proceeding, investigation or litigation is brought by Seller, any of its equity holders or creditors, an Indemnified Person or any other person or entity, and whether or not an Indemnified Person is otherwise a party thereto. Notwithstanding the preceding sentence, Seller shall not be liable for any indemnification to an Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from that Indemnified Person's gross negligence or willful misconduct. Under no circumstances shall Purchaser or any of its affiliates be liable to Seller or any other person or entity for any punitive, exemplary, consequential or indirect damages in connection with this Agreement regardless of whether the transactions contemplated herein close, provided, however, that nothing in this sentence shall be deemed to modify any obligation of Purchaser to pay liquidated damages if required pursuant to Section 11.3 hereof. The obligations set forth in this Section 14.14 shall expressly survive the Closing or any termination of this Agreement.

IN WITNESS WHEREOF, this Agreement has been entered into effective as of the day and year first above written.

SELLER:

AMERCO REAL ESTATE COMPANY, a Nevada corporation

By: /s/ Gary B. Horton
             Gary B. Horton

Title: Assistant Treasurer

U-HAUL INTERNATIONAL, INC., a Nevada corporation

By: /s/ Gary B. Horton
             Gary B. Horton

Title: Assistant Treasurer

PURCHASER:

UH STORAGE (DE) LIMITED PARTNERSHIP, a Delaware limited partnership

By: UH STORAGE GP (DE) QRS 15-S0, INC. a Delaware corporation, its general partner

By: /s/ Anne R. Coolidge
            Anne R. Coolidge

Title: President

EXHIBIT A-1

Description of BMO Properties

Prop # Name	Address	City	State
BMO 721024 U-HAUL CENTER PRESCOTT	2222 HIGHWAY 69	PRESCOTT	AZ
BMO 721025 U-HAUL CENTER CAVE CREEK	20618 N CAVE CREEK RD	PHOENIX	AZ
BMO 721034 U-HAUL CENTER ANTHEM RV	42102 NORTH VISION WAY	PHOENIX	AZ
BMO 721045 U-HAUL CENTER ANTHEM WAY & RV	42301 N 41ST DR	PHOENIX	AZ
BMO 721046 U-HAUL CENTER 1-17 & DEER VLY	DEER VALLEY COMMERCE CENTER	PHOENIX	AZ
BMO 722036 U-HAUL CTR CHAMBERS &I-70	3953 CHAMBERS RD	AURORA	CO
BMO 729051 U-HAUL CTR OF APPLE VALLEY	6895 151ST STREET NORTH	APPLE VALLEY	MN
BMO 734032 U-HAUL CENTER OF LENEXA	9250 MARSHALL DR	LENEXA	KS
BMO 736051 U-HAUL CENTER ST PETERS	3990 NORTH SERVICE RD	ST PETERS	MO
BMO 736054 U-HAUL CENTER 0 FALLON	2000 HIGHWAY K	O'FALLON	MO
BMO 737028 U-HAUL CTR CEN-TEX	3405 E CENTRAL TEXAS EXPRESSWAY	KILLEEN	TX
BMO 741025 U-HAUL CENTER WEST MCKINNEY	10061 W UNIVERSITY DR	MCKINNEY	TX
BMO 746043 U-HAUL CTR OF LEAGUE CITY	351 GULF FREEWAY SOUTH	LEAGUE CITY	TX
BMO 757026 U-HAUL CENTER OF ALSIP	11855 S CICERO AVE	ALSIP	IL
BMO 757031 U-HAUL CENTER OF FOX VALLEY	SWC RTE 59 & RTE 34 (OGDEN AVE)	AURORA	IL
BMO 757053 U-HAUL CENTER OF NAPERVILLE	11238 STATE RTE 59	NAPERVILLE	IL
BMO 759051 U-HAUL CENTER MERRILLVILLE	1650 W 81ST AVENUE	MERRILLVILLE	IN
BMO 772057 U-HAUL CTR OF COOL SPRINGS	MOORES LANE AND MALLORY	BRENTWOOD	IN
BMO 776055 U-HAUL CENTER OF HIGHWAY 124	2040 SCENIC HWY	SNELLVILLE	GA
BMO 777023 U-HAUL CENTER S COBB & 1285	5285 S COBB PARKWAY	SMYRNA	GA
BMO 777026 U-HAUL CENTER KENNESAW	2085 COBB PARKWAY	KENNESSAW	GA
BMO 784052 U-HAUL CENTER OF MANDARIN	11490 SAN JOSE BLVD	JACKSONVILLE	GA
BMO 785038 U-HAUL CENTER HUNTERS CREEK	13301 S ORANGE BLOSSOM TRAIL	ORLANDO	GA
BMO 785041 U-HAUL CENTER OCOEE	11410 W COLONIAL DRIVE	OCOEE	GA
BMO 786042 U-HAUL CENTER GANDY BLVD	3939 W GANDY BLVD	TAMPA	GA
BMO 795048 U-HAUL DUMFRIES	10480 DUMFRIES RD	MANASSAS	VA
BMO 795051 U-HAUL CENTER NEWINGTON**	8207 TERMINAL RD	NEWINGTON	VA
BMO 796036 U-HAUL CENTER STOUGHTON	224-250 WASHINGTON ST	STROUGHTON	MA
BMO 825025 U-HAUL CENTER OF SOUTHPARK	804-830 ROSLYN RD		VA
BMO 829054 U-HAUL CENTER LAKE MARY	3851 S ORLANDO DR	SANFORD	FL
BMO 829057 U-HAUL CTR OF SEMORAN BLVD**	SEMORAN BLVD AND CASSELTON DR	WINTER PARK	FL
BMO 834025 U-HAUL CENTER BUCKLEY ROAD	750 SOUTH BUCKLEY RD	AURORA	CO
BMO 834035 U-HAUL HIGHLANDS RANCH	1750 E COUNTY LINE RD	LITTLETON	CO
BMO 836023 U-HAUL CENTER GRAPEVINE	3501 WILLIAM D TATE AVE	GRAPEVINE	TX
BMO 838023 U-HAUL CENTER WEST CRAIG RD	160 W CRAIG RD	NORTH LAS VEGAS	NV
BMO 838025 U-HAUL CENTER NELLIS BLVD	333 N. NELLIS (AT STEWART)	LAS VEGAS	NV
BMO 838058 U-HAUL HENDERSON	1098 STEPHANIE PLACE	HENDERSON	NV
BMO 884024 U-HAUL STORAGE HATTIESBURG	1303 W 7TH ST	HATTIESBURG	MS
BMO 884056 U-HAUL STORAGE DE SOTO	1245 S BECKLEY	DESOTO	TX
BMO 884066 U-HAUL STG KINGSLEY/JUPITER	11383 AMANDA LANE	DALLAS	TX
BMO 884068 U-HAUL STORAGE RAINBOW	2450 N. RAINBOW BLVD	LAS VEGAS	NV
BMO 884069 U-HAUL STORAGE KEY LARGO	103530 OVERSEAS HIGHWAY	KEY LARGO	FL
BMO 884075 U-HAUL STORAGE NORTHERN LIGHTS	3850 CLEVELAND AVE	COLUMBUS	OH
BMO 884077 U-HAUL STORAGE OXFORD	247 HIGHWAY 78 WEST	OXFORD	AL
BMO 884080 U-HAUL STORAGE COLONIAL BLVD	4457 KERNEL CIRCLE	FT MYERS	FL
BMO 884083 U-HAUL STORAGE FOUNTAIN HILLS	9264 TECHNOLOGY DRIVE	FOUNTAIN HILLS	AZ
BMO 829053 U-HAUL CENTER ORANGE CITY	2395 SOUTH VOLUSIA AVE	ORANGE CITY	FL

EXHIBIT A-2

Description of the Citicorp Properties

Citibank	Prop# 721044	Name GRAND AVE & BELL RD MOVING CTR	ADDRESS 13440 W BELL RD	City SURPRISE	St AZ
Citibank	721047	U-HAUL CENTER 87TH & BELL ROAD	8746 W BELL RD	PEORIA	AZ
Citibank	724024	U-HAUL CTR & STG OF MONTANA	8450 MONTANA AVE	EL PASO	TX
Citibank	724026	U-HAUL CENTER RIO RANCHO	1401 RIO RANCHO BLVD	RIO RANCHO	NM
Citibank	737023	U-HAUL CENTER SLAUGHTER LANE	9000 S. I H35	AUSTIN	TX
Citibank	739050	UHC OF CRYSTAL LAKE	4504 W. NORTHWEST HWY	CRYSTAL LAKE	IL
Citibank	741027	U-HAUL CENTER TOLLWAY	1501 N DALLAS PARKWAY	PLANO	TX
Citibank	741041	U-HAUL CENTER OF LEWISVILLE	COLLEGE PARKWAY &I-35 E	LEWISVILLE	TX
Citibank	745057	U-HAUL CENTER 290 & FAIRBANKS	14225 NORTHWEST FREEWAY	HOUSTON	TX
Citibank	746028	U-HAUL CENTER HIGHWAY 6 S	8501 HIGHWAY 6 SOUTH	HOUSTON	TX
Citibank	746044	U-HAUL CENTER KATY	20435 KATY FREEWAY	HOUSTON	TX
Citibank	776026	U-HAUL CTR PLEASANT HILL	1290 PLEASANT HILL RD	LAWRENCEVILLE	GA
Citibank	776034	U-HAUL CENTER OF CONYER	1150 DOGWOOD DR	CONYER	GA
Citibank	777025	U-HAUL CENTER HWY 85	7242 US HWY 85	RIVERDALE	GA
Citibank	780022	U-HAUL CENTER OF GASTONIA	3919 E. FRANKLIN BLVD	GASTONIA	NC
Citibank	785027	U-HAUL CENTER KIRKMAN ROAD	600 S KIRKMAN RD	ORLANDO	FL
Citibank	795038	U-HAUL CENTER OF CHANTILLY	3995 WESTFAX DR	FAIRFAX	VA
Citibank	795065	U-HAUL CENTER POTOMAC MILLS	14523 TELEGRAPH RD	WOODBRIDGE	VA
Citibank	803034	U-HAUL BRUCKNER & 138 STREET	780 E 138TH STREET	BRONX	NY
Citibank	818034	U-HAUL CENTER OF CENTRAL AVE	8671 CENTRAL AVE	CAPITAL HEIGHTS	MD
Citibank	836026	U-HAUL CENTER JOHN T WHITE	1101 N LOOP 820	FORT WORTH	TX
Citibank	838024	U-HAUL CTR S LAS VEGAS BLVD	8620 S LAS VEGAS BLVD	LAS VEGAS	NV
Citibank	882059	U-HAUL STORAGE SOUTH 40TH ST	3425 S. 40TH STREET	PHOENIX	AZ
Citibank	883046	U-HAUL STORAGE HYLTON ROAD	8505 CRESCENT BLVD	PENSAUKEN	NJ
Citibank	883064	U-HAUL STORAGE MONTGOMERY ST	499 MONTGOMERY ST	CHICOPEE	MA
Citibank	884057	U-HAUL STORAGE BARKSDALE	4100 BARKSDALE BLVD, SUITE 108	BOSSIER CITY	LA
Citibank	884067	U-HAUL STORAGE STILLWATER	5715 W 6TH ST	STILLWATER	OK
Citibank	884073	U-HAUL STORAGE OF MAITLAND	7803 N ORANGE BLOSSOM TRAIL	ORLANDO	FL
Citibank	884078	U-HAUL STG COLLINS STREET	2729 N COLLINS ST	ARLINGTON	TX
Citibank	884081	U-HAUL STORAGE GOVERNMENT ST**	2505 GOVERNMENT BLVD	MOBILE	AL
Citibank	884082	U-HAUL CENTER GATORLAND	14500 S ORANGE BLOSSOM TRAIL	ORLANDO	FL

EXHIBIT Q

Promissory Note

$59,423,706.00

December 1, 2005

FOR VALUE RECEIVED, Private Mini Storage Realty, L.P., a Texas limited partnership (“Borrower”), hereby promises to pay to the order of AMERCO, a Nevada corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 2727 North Central Avenue, Phoenix, Arizona 85004, the principal sum of Fifty-Nine Million, Four Hundred and Twenty-Three Thousand, Seven Hundred and Six and no/100ths Dollars ($59,423,706.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

Section 1 Payment Schedule and Maturity Date.

This Promissory Note shall mature on December 1, 2017 (the “Maturity Date”). From the date hereof through July 31, 2010, Borrower shall make monthly payments to Lender of principal and interest hereunder. Interest shall accrue hereunder at the Stated Rate (as hereinafter defined). The principal hereunder, together with any Deferred Interest (as hereinafter defined) shall be amortized on the basis of a thirty-year amortization schedule.

From August 1, 2010 through July 31, 2015, Borrower shall make monthly payments to Lender of interest only, at the Stated Rate. There shall be no amortization payments due and payable from August 1, 2010 through July 31, 2015.

From August 1, 2015 through the Maturity Date, amortization payments shall resume, and Borrower shall make monthly payments to Lender of principal and interest hereunder. Such principal payments shall again be amortized on the basis of a thirty-year amortization schedule.

All payments hereunder of principal and interest shall be in arrears and shall be made on the first day or each month, commencing on January 1, 2006 and continuing on the 1st day of each succeeding month through and including the Maturity Date. The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and Deferred Interest, if any, and all other amounts payable hereunder, shall be due and payable in full on the Maturity Date.

At Borrower’s request and the approval by Lender in Lender’s sole discretion, the Maturity Date may be extended to December 1, 2020.

Section 2 Interest Rate; Deferral of Portion of Interest. (a) The unpaid principal balance of this Note from day to day outstanding, which is not past due, shall bear interest at a fixed rate of 7% per annum from December 1, 2005 through November 30, 2007; 7.5% per annum from December 1, 2007 through November 30, 2009; 8% per annum from December 1, 2009 through the Maturity Date (as may be extended as provided herein) (collectively, as applicable, the “Stated Rate”). Interest shall be computed for the actual number of days which have elapsed, on the basis of a 365-day year.

       (b) If any amount payable by Borrower hereunder is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at a fixed rate of the then-applicable Stated Rate plus two percent (the “Past Due Rate”) per annum, to the fullest extent permitted by applicable law.

(c) Notwithstanding the foregoing or any other provision in this instrument to the contrary, Borrower shall have the right to make a minimum payment of interest hereunder for such month at a pay rate equal to two percent (2%) per annum of the outstanding principal hereunder. In such event, the deferred amount (meaning the amount otherwise due pursuant to Section 1 above, less the amount actually paid pursuant to this Section 2(c)) shall be deferred, added to the principal balance hereunder, and shall accrue interest at the Stated Rate.

Section 3 Prepayment. Borrower may prepay the principal balance of this Note, in full at any time or in part from time to time, without fee, premium or penalty of any nature or kind whatsoever.

Section 4 Certain Provisions Regarding Payments. All payments made under this Note shall be applied, to the extent thereof to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under this Note in such manner and order as Lender may elect. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default, (b) waive, impair or extinguish any right or remedy available to Lender hereunder, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Whenever any payment under this Note falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

Section 5 Representations and Warranties. As of the date hereof, Borrower hereby represents and warrants to Lender as follows:

(a) The Borrower is a Texas limited partnership, duly organized and qualified to do business under the laws of the State of Texas with the power and authority to enter into this Note and to conduct its business as currently conducted and to own its assets;

(b) The execution and delivery of and performance by the Borrower of its obligations under this Agreement are within the power and authority of the Borrower, and have been duly authorized by all necessary partnership action of the Borrower; and

(c) This Note is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by the Borrower’s bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting creditors’ rights generally and except indemnifications to the extent unenforceable as a matter of public policy, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

Section 6 Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a) Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such failure continues for one-
undred and eighty (180) calendar days after Borrower’s receipt of written notice from Lender of its failure to pay such amounts and Lender determines in its sole discretion that there is no reasonable likelihood that Borrower will cure such failure within a reasonable period of time thereafter.

                (b) Any other covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, and such failure to perform, observe or keep continues for thirty (30) days after Borrower’s receipt of written notice from Lender of its failure to so perform.

(c) The Borrower files a bankruptcy petition, a bankruptcy petition is filed against any of the foregoing parties, or the Borrower makes a general assignment for the benefit of creditors.

(d) A receiver or similar official is appointed for a substantial portion of the Borrower’s business, or the business is terminated, or, the Borrower is liquidated or dissolved.

Section 7 Remedies. Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a) Lender may accelerate the maturity date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b) Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c) Lender may exercise any of its other rights, powers and remedies at law or in equity.

Section 8 Remedies Cumulative. All of the rights and remedies of Lender under this Note are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 9 Costs and Expenses of Enforcement. Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note, including court costs and reasonable out-of-

pocket attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 10 Heirs, Successors and Assigns. The terms of this Note shall bind and inure to the benefit of the representatives, successors and assigns of the parties.

Section 11 General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. Borrower hereby (a) waives demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note) or filing of suit and diligence in collecting this Note, consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (b) submits (and waives all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which payment of this Note is to be made for the enforcement of any and all obligations under this Note; and (c) waive the benefit of all homestead and similar exemptions as to this Note. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the laws of the state in which payment of this Note is to be made (without regard to any principles of conflicts of laws) and applicable United States federal law. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The term “Business Day” shall mean a day on which U.S. banks are open for the conduct of substantially all of their banking business in the city in which this Note is payable (excluding Saturdays and Sundays). The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 12 Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in writing to the intended recipient at the address specified below or, as to any party hereto, at such other address as shall be designated by such party in a notice to each other party hereto. Except as otherwise provided in this Notice, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt. Notice addresses for Lender and Borrower are as follows:

If to Lender:

U-Haul International, Inc.
2727 N. Central Avenue
Phoenix, AZ 85004
Attn: Jason Berg

If to Borrower:

Private Mini Storage Realty, L.P.
c/o Five SAC Self-Storage Corporation
715 South Country Club Drive
Mesa, AZ 85210
Attn: Bruce Brockhagen

Section 13 No Usury. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the maturity date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

Section 14 Security. To secure Borrower’s obligations under this Note, Borrower hereby grants, pledges, hypothecates, transfers and assigns to Lender a first priority and continuing lien on and first priority security interest in all of Borrower’s right, title, ownership, and equity interests in PM Preferred Jr. Mezz, LLC and PM Partners Jr. Mezz, LLC (“Pledged Collateral”). On or before the date hereof, Borrower will execute and deliver to Lender for filing one or more financing statements in connection with the Pledged Collateral in the form required to properly perfect Lender’s security interest in the Pledged Collateral in all jurisdictions deemed appropriate by Lender. Borrower shall also execute such security agreements as are required in connection with the foregoing pledge.

Section 15. Renewal and Extensions; Termination of Agreements. This Note is executed in renewal, extension and consolidation of certain indebtedness created and evidenced by that certain (i) letter agreement dated as of February 28, 2003 from AMERCO and U-Haul International, Inc. addressed to Private Mini Storage Realty, L.P. and agreed and accepted by Private Mini Storage Realty, L.P., GJR Master limited Partnership, GJR Management Holdings, L.P. and Private Mini Storage, Inc.; (ii) Support Party Agreement dated December 30, 1997 among AMERCO, Private Mini Storage Realty, L.P., in favor of The Chase Manhattan Bank as Administrative Agent for the Lenders identified therein; and (iii) Non-Exoneration Agreement dated as of March 3, 2003 made by AMERCO in favor of JP Morgan Chase Bank as Administrative Agent for the benefit of the lenders identified therein (collectively, the “Support Loan Documents”). Lender and Borrower agree that all of the Support Loan Documents are hereby consolidated and merged into this Note, and are hereby terminated and extinguished in their entirety, and that this Note represents the entire agreement between Lender and Borrower with respect to all of the indebtedness evidenced hereby.

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PRIVATE MINI STORAGE REALTY, L.P.,
a Texas limited partnership

By: Storage Realty L.L.C., a Texas limited liability company

By:
Name:
        Title:

EXHIBIT R

Promissory Note

$11,700,000.00

December 1, 2005

FOR VALUE RECEIVED, PMSI Investors, LLC, a Texas limited liability company, (“Borrower”), hereby promises to pay to the order of U-Haul International, Inc., a Nevada corporation (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 2727 North Central Avenue, Phoenix, Arizona 85004, the principal sum of Eleven Million, Seven Hundred Thousand and no/100ths Dollars ($11,700,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

Section 1 Payment Schedule and Maturity Date.

From the date hereof through December 1, 2020 (the “Maturity Date”), Borrower shall make quarterly payments to Lender of principal and interest hereunder. Interest shall accrue hereunder at the Stated Rate (as hereinafter defined). The principal hereunder, together with any Deferred Interest (as hereinafter defined) shall be amortized on the basis of a twenty-year amortization schedule. All payments hereunder of principal and interest shall be in arrears and shall be made on the first day or each quarter, commencing on January 1, 2006 and continuing on the 1st day of each succeeding quarter through and including the Maturity Date. The entire principal balance of this Note then unpaid, together with all accrued and unpaid interest and Deferred Interest, if any, and all other amounts payable hereunder, shall be due and payable in full on the Maturity Date.

Section 2 Interest Rate; Deferral of Portion of Interest. (a) The unpaid principal balance of this Note from day to day outstanding, which is not past due, shall bear interest at a fixed rate of seven percent (7%) per annum from December 1, 2005 through November 30, 2006; eight percent (8%) per annum from December 1, 2006 through November 30, 2007; and nine percent (9%) per annum from December 1, 2007 through the Maturity Date (collectively, as applicable, the “Stated Rate”). Interest shall be computed for the actual number of days which have elapsed, on the basis of a 365-day year.

(b) If any amount payable by Borrower hereunder is not paid when due (without regard to any applicable grace periods), such amount shall thereafter bear interest at a fixed rate of the then-applicable Stated Rate plus two percent (the “Past Due Rate”) per annum, to the fullest extent permitted by applicable law.

(c) Notwithstanding the foregoing or any other provision in this instrument to the contrary, Borrower shall have the right to make a minimum payment of interest hereunder for such quarter at a pay rate equal to two percent (2%) per annum of the outstanding principal hereunder. In such event, the deferred amount (meaning the amount otherwise due pursuant to Section 1 above, less the amount actually paid pursuant to this Section 2(c)) shall be deferred, added to the principal balance hereunder, and shall accrue interest at the Stated Rate.

Section 3 Prepayment. Borrower may prepay the principal balance of this Note, in full at any time or in part from time to time, without fee, premium or penalty of any nature or kind whatsoever.

Section 4 Certain Provisions Regarding Payments. All payments made under this Note shall be applied, to the extent thereof to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under this Note in such manner and order as Lender may elect. Remittances shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and shall be accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way (a) waive or excuse the existence of an Event of Default, (b) waive, impair or extinguish any right or remedy available to Lender hereunder, or (c) waive the requirement of punctual payment and performance or constitute a novation in any respect. Whenever any payment under this Note falls due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day.

Section 5 Representations and Warranties. As of the date hereof, Borrower hereby represents and warrants to Lender as follows:

(a) The Borrower is a Texas limited liability company, duly organized and qualified to do business under the laws of the State of Texas with the power and authority to enter into this Note and to conduct its business as currently conducted and to own its assets;

(b) The execution and delivery of and performance by the Borrower of its obligations under this Agreement are within the power and authority of the Borrower, and have been duly authorized by all necessary limited liability company action of the Borrower; and

(c) This Note is a legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by the Borrower’s bankruptcy, insolvency, reorganization, moratorium or other laws or equitable principles relating to or limiting creditors’ rights generally and except indemnifications to the extent unenforceable as a matter of public policy, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

Section 6 Events of Default. The occurrence of any one or more of the following shall constitute an “Event of Default” under this Note:

(a) Borrower fails to pay when and as due and payable any amounts payable by Borrower to Lender under the terms of this Note and such failure continues for one-hundred and eighty (180) calendar days after Borrower’s receipt of written notice from Lender of its failure to pay such amounts and Lender determines in its sole discretion that there is no reasonable likelihood that Borrower will cure such failure within a reasonable period of time thereafter.

               (b) Any other covenant, agreement or condition in this Note is not fully and timely performed, observed or kept, and such failure to perform, observe or keep continues for thirty (30) days after Borrower’s receipt of written notice from Lender of its failure to so perform.

(c) The Borrower files a bankruptcy petition, a bankruptcy petition is filed against any of the foregoing parties, or the Borrower makes a general assignment for the benefit of creditors.

(d) A receiver or similar official is appointed for a substantial portion of the Borrower’s business, or the business is terminated, or, the Borrower is liquidated or dissolved.

Section 7 Remedies. Upon the occurrence of an Event of Default, Lender may at any time thereafter exercise any one or more of the following rights, powers and remedies:

(a) Lender may accelerate the maturity date and declare the unpaid principal balance and accrued but unpaid interest on this Note, and all other amounts payable hereunder, at once due and payable, and upon such declaration the same shall at once be due and payable.

(b) Lender may set off the amount due against any and all accounts, credits, money, securities or other property now or hereafter on deposit with, held by or in the possession of Lender to the credit or for the account of Borrower, without notice to or the consent of Borrower.

(c) Lender may exercise any of its other rights, powers and remedies at law or in equity.

Section 8 Remedies Cumulative. All of the rights and remedies of Lender under this Note are cumulative of each other and of any and all other rights at law or in equity, and the exercise by Lender of any one or more of such rights and remedies shall not preclude the simultaneous or later exercise by Lender of any or all such other rights and remedies. No single or partial exercise of any right or remedy shall exhaust it or preclude any other or further exercise thereof, and every right and remedy may be exercised at any time and from time to time. No failure by Lender to exercise, nor delay in exercising, any right or remedy shall operate as a waiver of such right or remedy or as a waiver of any Event of Default.

Section 9 Costs and Expenses of Enforcement. Borrower agrees to pay to Lender on demand all costs and expenses incurred by Lender in seeking to collect this Note, including court costs and reasonable out-of-pocket attorneys’ fees and expenses, whether or not suit is filed hereon, or whether in connection with bankruptcy, insolvency or appeal.

Section 10 Heirs, Successors and Assigns. The terms of this Note shall bind and inure to the benefit of the representatives, successors and assigns of the parties.

Section 11 General Provisions. Time is of the essence with respect to Borrower’s obligations under this Note. Borrower hereby (a) waives demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note) or filing of suit and diligence in collecting this Note, consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (b) submits (and waives all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the state and county in which payment of this Note is to be made for the enforcement of any and all obligations under this Note; and (c) waive the benefit of all homestead and similar exemptions as to this Note. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. This Note and its validity, enforcement and interpretation shall be governed by the laws of the state in which payment of this Note is to be made (without regard to any principles of conflicts of laws) and applicable United States federal law. Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time of the place where payment of this Note is to be made. The term “Business Day” shall mean a day on which U.S. banks are open for the conduct of substantially all of their banking business in the city in which this Note is payable (excluding Saturdays and Sundays). The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

Section 12 Notices. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in writing to the intended recipient at the address specified below or, as to any party hereto, at such other address as shall be designated by such party in a notice to each other party hereto. Except as otherwise provided in this Notice, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt. Notice addresses for Lender and Borrower are as follows:

If to Lender:

U-Haul International, Inc.
2727 N. Central Avenue
Phoenix, AZ 85004
Attn: Jason Berg

If to Borrower:

PMSI Investors, LLC
c/o Five SAC Self-Storage Corporation
715 South Country Club Drive
Mesa, AZ 85210
Attn: Bruce Brockhagen

    Section 13 No Usury. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note. If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the maturity date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and the provisions of this Note shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

Section 14 Renewal and Extensions; Termination of Agreements. This Note is executed in renewal, extension and consolidation of certain indebtedness created and evidenced by that certain (i) Promissory Note made by Private Mini Storage Realty, L.P. in favor of U-Haul International, Inc. dated as of February 12, 1997 and assumed by PMSI Investors, LLC as of November 30, 1999, as may have been amended from time to time and (ii) that certain Loan Agreement dated as of February 12, 1997 between U-Haul International, Inc. and Private Mini Storage Realty, L.P., as may have been amended from time to time (collectively, the “Prior Mezzanine Loan Documents”). Borrower and Lender hereby agree that the Prior Mezzanine Loan Documents are hereby consolidated and merged into this Note, and are hereby terminated and extinguished in their entirety, and that this Note represents the entire agreement between Lender and Borrower with respect to all of the indebtedness evidenced hereby.

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the date first above written.

Borrower:

PMSI Investors, LLC

By:
Name:
Title:

EXHIBIT S

AGREEMENT OF EXCHANGE

THIS AGREEMENT OF EXCHANGE ("Agreement") is dated as of June 30, 2003 and is between Oxford Life Insurance Company, an Arizona corporation ("Oxford"), Five SAC Self-Storage Corporation, a Nevada corporation ("Five SAC").

RECITALS

WHEREAS, Oxford directly owns a 24.9% limited partner interest (the "Direct Oxford Interest") in Private Mini Storage Realty, LP, a Texas limited partnership ("PMSR").

WHEREAS, Oxford entered into a Put Option (the "Put") agreement (the "Put Agreement") with AMERCO related to PMSR thereto identified on Exhibit B.

WHEREAS, Oxford also indirectly owns a 10.8% limited partner interest in PMSR (the "Indirect Oxford Interest," and together with the Direct Oxford Interest, the "Interest") by virtue of Oxford's 35.9 % interest in PMSI Investors, LLC, a Texas limited liability company ("PMSI"), which entity is a 30.0% limited partner in PMSR.

WHEREAS, Five SAC owns the real property and improvements thereon and appurtenances thereto identified on Exhibit A hereto (the "Property").

WHEREAS, upon the terms and conditions set forth herein, Five SAC desires to exchange the Property for the Interest and the Put, and Oxford desires to exchange the Interest and the Put for the Property.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

1. Exchange of Property for Interest and Put. Upon the terms and conditions set forth herein, Oxford hereby transfers, exchanges, conveys and grants to Five SAC. its 24.9% interest in PMSR and its 35.9% interest in PMSI, and its interests in the Put. Any obligations of AMERCO to Oxford under the Put Agreement shall be deemed to have been satisfied in full, and neither AMERCO nor Oxford shall have any rights or obligations with respect to each other thereunder. In exchange therefor, Five SAC hereby transfers, exchanges, conveys and grants to Oxford all of Five SAC's right, title and interest in and to the Property. The Property shall be transferred and conveyed to Oxford at its book value.

To the extent the value of the Property exceeds the value of the Interest and the Put, as mutually determined by the parties in good faith, Oxford agrees that Five SAC or its affiliates shall have the right to offset such excess against any debt owed by Five SAC or its affiliates to Oxford or against any debt owned by Five SAC to a third party, including without limitation AMERCO or affiliates thereof, or Oxford shall transfer assets to reduce the inequity.

2. Representations and Warranties.

a.  Oxford hereby represents and warrants to Five SAC that (i) it is duly organized, validly existing and in good standing under its jurisdiction of incorporation; (ii) as of the Closing (as hereinafter defined) it will be duly authorized to effectuate the transactions contemplated by this Agreement and all other agreements contemplated herein and will be duly authorized to sell, convey and grant the Interest and Put to Five SAC; (iii) it owns the Interest free and clear of all claims, liens and encumbrances; (iv) it has conducted its own due diligence with respect to the Property and acknowledges that it is a sophisticated investor of real report and is acquiring the Property on an as-is/where-is basis without any representation or warranty whatsoever except as otherwise expressly provided in this Agreement.

b.  Five SAC hereby represents and warrants to Oxford that (i) it is duly organized, validly existing and in good standing under its jurisdiction of incorporation; (ii) as of the Closing it will be duly authorized to effectuate the transactions contemplated by this Agreement and all other agreements contemplated herein and will be duly authorized to sell, convey and grant the Property to Oxford; (iii) it owns the Property free and clear of all claims, liens and encumbrances, other than liens for taxes not yet due and payable and typical easements and restrictions that do not materially adversely impact the Property; (iv) it has conducted its own due diligence with respect to the Interest, including, without limitation, review of the various financing agreements to which PMSR and its affiliates are a party, as well as the properties and other assets owned by PMSR, and acknowledges that it is a sophisticated investor and is acquiring the Interest on an as-is/where-is basis without any representation or warranty whatsoever, except as otherwise expressly provided in this Agreement; and (v) it shall indemnify, defend and forever hold Oxford harmless of and from any environmental liability, cost or expense with respect to the Properties arising prior to the date of the conveyance.

3. Additional Agreements. The parties hereto shall execute such documents and instruments, and enter such additional agreements as are necessary or appropriate under the circumstances in order to achieve the objectives contemplated herein. Such additional agreements may include, without limitation, an amendment to (or an amendment and restatement of) the Second Amended and Restated Agreement of Limited Partnership of PMSR, as amended; and an amendment to (or amendment and restatement of) the limited liability company agreement of PMSI, as amended (collectively, the "Operative Agreements").

4. Consents. All rights and obligations under this Agreement are contingent upon and subject to receipt of all necessary approvals for the transactions contemplated herein, including approval of the relevant insurance regulatory authorities.

5. Closing. Upon satisfaction of all conditions specified herein and the mutual agreement of the parties hereto, the closing of the transaction contemplated by this Agreement ("Closing") shall take place. The Closing shall take place on or before

2

June 30, 2003. Upon the Closing, Five SAC shall deliver to Oxford special warranty deeds for the Property, together with such other instruments as are necessary or appropriate in connection with the conveyance of the Property to Oxford. In addition, the Property shall be leased back to U-Haul affiliates pursuant to a triple net lease ("Lease") as agreed to by the parties. At closing, such parties shall execute and deliver to one another the Lease. Upon the Closing, or as soon as possible thereafter, Oxford shall deliver, or cause delivery of, such evidence as is necessary or appropriate to reflect the conveyance of the Interest and Put to Five SAC, including, without limitation, an amendment to the Operative Agreements reflecting that Five SAC is a limited partner of PMSR and a member of PMSI, and that Oxford is no longer a limited partner of PMSR or member of PMSI. In addition, at Closing the parties shall execute a purchase option pursuant to which Five SAC shall have the option to purchase the Property, in cash, at book value.

6.   Access to the Property. At all reasonable times prior to the Closing, Oxford shall have full access to the Property for purposes of conducting the due diligence Oxford deems appropriate; provided however, in the event the Closing does not occur, Oxford shall return the Property to the condition in which it existed prior to the conducting of any such due diligence.

7.   Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement with out the written consent. of the other party hereto.

8.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to the conflicts of law rules of such state.

9.   Signature Pages. This Agreement may be executed in one or more counterparts, and all of such counterpart signature pages, when taken together, shall constitute one and the same Agreement.

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IN WITNESS WHEREOF, the undersigned execute this Agreement as of the date set forth above.

"Oxford"                                     "Five SAC"
    Oxford Life Insurance Company,                         Five SAC Self-Storage Corporation, a Nevada corporation
An Arizona corporation

        By: /s/ Jason Berg                                          By: /s/ Mark V. Shoen
            Jason Berg, Treasurer                             Mark V. Shoen, President

4

Exhibit A

List of the Properties and Book Value
Entity Number Name Address		City	State	Book Value
786046	UHI Center Citrus Park 6111 W. Gunn Highway	Tampa	FL	$4,886,000
818057	UHI Center Landover 3900 Whitetire Road	Landover	MD	$5,014,384
838056	UHI Center College Dr 989 Boulder Highway	Henderson	NV	$7,548,000

5

Exhibit B

Put Option

All of Oxford's rights and obligations under that certain Put Option Agreement, dated October 6, 2000, among AMERCO, Republic Western Insurance Company and Oxford.

6

Exhibit A

List of the Properties and Book Value
Entity Number Name Address		City	State	Book Value
786046	UHI Center Citrus Park 8111 W. Gunn Highway	Tampa	FL	$4,790,000
818057	UHI Center Landover 3900 Whitetire Road	Landover	MD	$5,000,000
838056	UHI Center College Dr 989 Boulder Highway	Henderson	NV	$6,690,000

5

EXHIBIT T

AGREEMENT OF EXCHANGE

THIS AGREEMENT OF EXCHANGE ("Agreement") is dated as of June 30, 2003 and is between Republic Western Insurance Company, an Arizona corporation ("RepWest"), Five SAC Self-Storage Corporation, a Nevada corporation ("Five SAC").

RECITALS

WHEREAS, RepWest directly owns a 30.6% limited partner interest (the "Direct RepWest Interest") in Private Mini Storage Realty, LP, a Texas limited partnership ("PMSR").

WHEREAS, RepWest also indirectly owns a 13.2% limited partner interest in PMSR (the "Indirect RepWest Interest," and together with the Direct RepWest Interest, the "Interest") by virtue of RepWest's 44.1% interest in PMSI Investors, LLC, a Texas limited liability company ("PMSI"), which entity is a 30.0% limited partner in PMSR.

WHEREAS, RepWest entered into a Put Option Agreement, dated October 6, 2000 (the "Put Agreement"), among AMERCO, RepWest and Oxford Life Insurance Company ("Oxford"):

WHEREAS, Five SAC owns the real property and improvements thereon and appurtenances thereto identified on Exhibit A hereto (the "Property").

WHEREAS, upon the terms and conditions set forth herein, Five SAC desires to exchange the Property for the specified portion of the Interest, and RepWest desires to exchange the specified portion of the Interest for the Property.

WHEREAS, simultaneous herewith, RepWest is entering into an Agreement of Exchange with Four SAC Self-Storage Corporation ("Four SAC") to exchange the remaining portion of the Interest for certain real property owned by Four SAC.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

1. Exchange of Property for Interest. Upon the terms and conditions set forth herein, RepWest hereby transfers, exchanges, conveys and grants to Five SAC a 26.7181% interest in PMSR and a 38.5045% interest in PMSI, and assigns and transfers to Five SAC an undivided interest, together with Four SAC, in all of RepWest's rights and obligations under the Put Agreement. Any obligations of AMERCO to RepWest under the Put Agreement shall be deemed to have been satisfied in full, and neither AMERCO nor RepWest shall have any rights or obligations with respect to each other thereunder. In exchange for the transfer of the specified portion of the Interest and RepWest's rights under the Put Agreement, Five SAC hereby transfers, exchanges, conveys and grants to RepWest all of Five SAC's right, title and interest in and to the Property. The Property shall be transferred and conveyed to RepWest at its book value.

2. Representations and Warranties.

a. RepWest hereby represents and warrants to Five SAC that (i) it is duly organized, validly existing and in good standing under its jurisdiction of incorporation;
(ii)  as of the Closing (as hereinafter defined) it will be duly authorized to effectuate the transactions contemplated by this Agreement and all other agreements contemplated herein and will be duly authorized to sell, convey and grant the Interest to Five SAC;
(iii)  it owns the Interest free and clear of all claims, liens and encumbrances; (iv) it has conducted its own due diligence with respect to the Property and acknowledges that it is a sophisticated investor of real property and is acquiring the Property on an as-is/where-is basis without any representation or warranty whatsoever except as otherwise expressly provided in this Agreement; (v) PMSI's sole asset is its 30% limited partner interest in PMSR.

b. Five SAC hereby represents and warrants to RepWest that (i) it is duly organized, validly existing and in good standing under its jurisdiction of incorporation; (ii) as of the Closing it will be duly authorized to effectuate the transactions contemplated by this Agreement and all other agreements contemplated herein and will be duly authorized to sell, convey and grant the Property to RepWest; (iii) it owns the Property free and clear of all claims, liens and encumbrances, other than liens for taxes not yet due and payable and typical easements and restrictions that do not materially adversely impact the Property; (iv) it has conducted its own due diligence with respect to the Interest, including, without limitation, review of the various financing agreements to which PMSR and its affiliates are a party, as well as the properties and other assets owned by PMSR, and acknowledges that it is a sophisticated investor and is acquiring the Interest on an as-is/where-is basis without any representation or warranty whatsoever, except as otherwise expressly provided in this Agreement; and (v) it shall indemnify, defend and forever hold RepWest harmless of and from any environmental liability, cost or expense with respect to the Properties arising prior to the date of the conveyance.

3. Additional Agreements. The parties hereto shall execute such documents and instruments, and enter such additional agreements as are necessary or appropriate under the circumstances in order to achieve the objectives contemplated herein. Such additional agreements may include, without limitation, an amendment to (or an amendment and restatement of) the Second Amended and Restated Agreement of Limited Partnership of PMSR, as amended; and an amendment to (or amendment and

2

restatement of) the limited liability company agreement of PMSI, as amended (collectively, the "Operative Agreements").

4.   Consents. All rights and obligations under this Agreement are contingent upon and subject to receipt of all necessary approvals for the transactions contemplated herein, including approval of the relevant insurance regulatory authorities.

5.   Closing. Upon satisfaction of all conditions specified herein and the mutual agreement of the parties hereto, the closing of the transaction contemplated by this Agreement ("Closing") shall take place. The Closing shall take place on or before June 30, 2003. Upon the Closing, Five SAC shall deliver to RepWest special warranty deeds for the Property, together with such other instruments as are necessary or appropriate in connection with the conveyance of the Property to RepWest. In addition, the Property shall be leased back to U-Haul affiliates pursuant to a triple net lease ("Lease") as agreed to by the parties. At closing, such parties shall execute and deliver to one another the Lease. Upon the Closing, or as soon as possible thereafter, RepWest shall deliver, or cause delivery of, such evidence as is necessary or appropriate to reflect the conveyance of the Interest to Five SAC, including, without limitation, an amendment to the Operative Agreements reflecting that Five SAC is a limited partner of PMSR and a member of PMSI, and that RepWest is no longer a limited partner of PMSR or member of PMSI. In addition, at Closing the parties shall execute a purchase option pursuant to which Five SAC shall have the option to purchase the Property, in cash, at book value.

6.   Access to the Property. At all reasonable times prior to the Closing, RepWest shall have full access to the Property for purposes of conducting the due diligence RepWest deems appropriate; provided however, in the event the Closing does not occur, RepWest shall return the Property to the condition in which it existed prior to the conducting of any such due diligence.

7.   Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement with out the written consent of the other party hereto.

8.   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to the conflicts of law rules of such state.

3

9. Signature Pages. This Agreement may be executed in one or more counterparts, and all of such counterpart signature pages, when taken together, shall constitute one and the same Agreement.

4

IN WITNESS WHEREOF, the undersigned execute this Agreement as of the date set forth above.

"RepWest"                                        "Five SAC"

    Republic Western Insurance Company,                         Five SAC Self-Storage Corporation,
an Arizona corporation                                  a Nevada corporation

By: /s/Richard Amoroso                                     By: /s/ Mark V. Shoen
    Richard Amoroso                                     Mark V. Shoen

Its:President/CEO                                        Its:President

5

Exhibit A

List of the Properties and Book Value

ENTITY NAME	ADDRESS	CITY	ST	BV (6/30/03)
723022 U-HAUL CTR FRYE & 101	SEC FRYE RD & SR 101	CHANDLER	AZ	$ 1,836,052.00
737045 U-HAUL CENTER BEN WHITE	336 EAST BEN WHITE	AUSTIN	TX	$ 514,382.00
741037 U-HAUL CTR COPPELL	HWY 121 & DENTON TAP RD	COPPELL	TX	$ 1,114,565.00
741043 MCKINNEY TX ADJ TO 741025 (BMO)	HWY 380	MCKINNEY	TX	$ 138,234.00
780055 U-HAUL CENTER PINEVILLE	315 NORTH POLK	PINEVILLE	NC	$ 1,829,425.0
782025 U-HAUL CTR OF JACKSONVILLE	425 S MARINE BLVD	JACKSONVILLE	NC	$ 1,017,150.00
782062 U-HAUL CENTER DOWNTOWN NORTH	810 CAPITL BLVD	RALEIGH	NC	$ 469,488.00
816023 U-HAUL CENTER PERRIS	1-215 & NUEVO ROAD	PERRIS	CA	$ 606,515.00
818036 U-HAUL CTR WALDORF	US 301 (CRAIN HWY)	WALDORF	MD	$ 1,417,268.00
820028 U-HAUL CENTER OF FREDERICK	400-410 PROSPECT BLVD	FREDERICK	MD	$ 1,462,944.00
882050 U-HAUL CENTER VERDE VALLEY	1650 EAST CHERRY STREET	COTTONWOOD	AZ	$ 334,936.00
886015 U-HAUL STORAGE DELTA	10158 NORDEL CT	DELTA	B.C	$ 3,236,515.00
758054 MUNDELEIN, IL	23196 LAKE AVENUE	MUNDELEIN	IL	$ 1,468,872.00
795058 UH CTR ROUTE 3- FREDERICKSBURG	NEC 1-95 & ROUTE 3	FREDERICKSBURG	VA	$ 704,958.00
884071 U-HAUL STORAGE TRI-CITY	2340 E. APACHE BLVD	TEMPE	AZ	$ 321,136.00
736056 U-HAUL CENTER WEST COUNTY	14767 MANCHESTER	BALLWIN	MO	$ 1,153,768.00
884084 U-HAUL STORAGE GOOD HOPE	5555 W. GOOD HOPE RD	MILWAUKEE	WI	$ 310,872.00

6

EXHIBIT U

AGREEMENT OF EXCHANGE

THIS AGREEMENT OF EXCHANGE ("Agreement") is dated as of June 30, 2003 and is between Republic Western Insurance Company, an Arizona corporation ("RepWest"), Four SAC Self-Storage Corporation, a Nevada corporation ("Four SAC").

RECITALS

WHEREAS, RepWest directly owns a 30.6% limited partner interest (the "Direct RepWest Interest") in Private Mini Storage Realty, LP, a Texas limited partnership ("PMSR").

WHEREAS, RepWest also indirectly owns a 13.2% limited partner interest in PMSR (the "Indirect RepWest Interest," and together with the Direct RepWest Interest, the "Interest") by virtue of RepWest's 44.1% interest in PMSI Investors, LLC, a Texas limited liability company ("PMSI"), which entity is a 30.0% limited partner in PMSR.

WHEREAS, RepWest entered into a Put Option Agreement, dated October 6, 2000 (the "Put Agreement"), among AMERCO, RepWest and Oxford Life Insurance Company ("Oxford").

WHEREAS, Four SAC owns the real property and improvements thereon and appurtenances thereto identified on Exhibit A hereto (the "Property").

WHEREAS, upon the terms and conditions set forth herein, Four SAC desires to exchange the Property for the specified portion of the Interest, and RepWest desires to exchange the specified portion of the Interest for the Property.

WHEREAS, simultaneous herewith, RepWest is entering into an Agreement of Exchange with Five SAC Self-Storage Corporation ("Five SAC") to exchange the remaining portion of the Interest for certain real property owned by Five SAC.

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

1. Exchange of Property for Interest. Upon the terms and conditions set forth herein, RepWest hereby transfers, exchanges, conveys and grants to Four SAC a 3.8819% interest in PMSR and a 5.5955% interest in PMSI, and assigns and transfers to Four SAC an undivided interest, together with Five SAC, in all of RepWest's rights and obligations under the Put Agreement. Any obligations of AMERCO to RepWest under the Put Agreement shall be deemed to have been satisfied in full, and neither AMERCO nor RepWest shall have any rights or obligations with respect to each other thereunder. In exchange for the transfer of the specified portion of the Interest and RepWest's rights under the Put Agreement, Four SAC hereby transfers, exchanges, conveys and grants to RepWest all of Four SAC's right, title and interest in and to the Property. The Property shall be transferred and conveyed to RepWest at its book value.

2. Representations and Warranties.

a. RepWest hereby represents and warrants to Four SAC that (i) it is duly organized, validly existing and in good standing under its jurisdiction of incorporation;
(ii)  as of the Closing (as hereinafter defined) it will be duly authorized to effectuate the transactions contemplated by this Agreement and all other agreements contemplated herein and will be duly authorized to sell, convey and grant the Interest to Four SAC;
(iii)  it owns the Interest free and clear of all claims, liens and encumbrances; (iv) it has conducted its own due diligence with respect to the Property and acknowledges that it is a sophisticated investor of real property and is acquiring the Property on an as-is/where-is basis without any representation or warranty whatsoever except as otherwise expressly provided in this Agreement; (v) PMSI's sole asset is its 30% limited partner interest in PMSR.

b. Four SAC hereby represents and warrants to RepWest that (i) it is duly organized, validly existing and in good standing under its jurisdiction of incorporation; (ii) as of the Closing it will be duly authorized to effectuate the transactions contemplated by this Agreement and all other agreements contemplated herein and will be duly authorized to sell, convey and grant the Property to RepWest; (iii) it owns the Property free and clear of all claims, liens and encumbrances, other than liens for taxes not yet due and payable and typical easements and restrictions that do not materially adversely impact the Property; (iv) it has conducted its own due diligence with respect to the Interest, including, without limitation, review of the various financing agreements to which PMSR and its affiliates are a party, as well as the properties and other assets owned by PMSR, and acknowledges that it is a sophisticated investor and is acquiring the Interest on an as-is/where-is basis without any representation or warranty whatsoever, except as otherwise expressly provided in this Agreement; and (v) it shall indemnify, defend and forever hold RepWest harmless of and from any environmental liability, cost or expense with respect to the Properties arising prior to the date of the conveyance.

3. Additional Agreements. The parties hereto shall execute such documents and instruments, and enter such additional agreements as are necessary or appropriate under the circumstances in order to achieve the objectives contemplated herein. Such additional agreements may include, without limitation, an amendment to (or an amendment and restatement of) the Second Amended and Restated Agreement of Limited Partnership of PMSR, as amended; and an amendment to (or amendment and restatement of) the limited liability company agreement of PMSI, as amended (collectively, the "Operative Agreements").

4. Consents. All rights and obligations under this Agreement are contingent upon and subject to receipt of all necessary approvals for the transactions contemplated herein, including approval of the relevant insurance regulatory authorities.

5. Closing. Upon satisfaction of all conditions specified herein and the mutual agreement of the parties hereto, the closing of the transaction contemplated by

2

this Agreement ("Closing") shall take place. The Closing shall take place on or before June 30, 2003. Upon the Closing, Four SAC shall deliver to RepWest special warranty deeds for the Property, together with such other instruments as are necessary or appropriate in connection with the conveyance of the Property to RepWest. In addition, the Property shall be leased back to U-Haul affiliates pursuant to a triple net lease ("Lease") as agreed to by the parties. At closing, such parties shall execute and deliver to one another the Lease. Upon the Closing, or as soon as possible thereafter, RepWest shall deliver, or cause delivery of, such evidence as is necessary or appropriate to reflect the conveyance of the Interest to Four SAC, including, without limitation, an amendment to the Operative Agreements reflecting that Four SAC is a limited partner of PMSR and a member of PMSI, and that RepWest is no longer a limited partner of PMSR or member of PMSI. In addition, at Closing the parties shall execute a purchase option pursuant to which Four SAC shall have the option to purchase the Property, in cash, at book value.

6.   Access to the Property. At all reasonable times prior to the Closing, RepWest shall have full access to the Property for purposes of conducting the due diligence RepWest deems appropriate; provided however, in the event the Closing does not occur, RepWest shall return the Property to the condition in which it existed prior to the conducting of any such due diligence.

7.   Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement with out the written consent of the other party hereto.

8.   Governing Law,. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to the conflicts of law rules of such state.

9.   Signature Pages. This Agreement may be executed in one or more counterparts, and. all of such counterpart signature pages, when taken together, shall constitute one and the same Agreement.

3

IN WITNESS WHEREOF, the undersigned execute this Agreement as of the date set forth above.

"RepWest"                                        "Four SAC"

    Republic Western Insurance Company,                         Four SAC Self-Storage Corporation,
an Arizona corporation                                  a Nevada corporation

By: /s/Richard Amoroso                                     By: /s/ Mark V. Shoen
    Richard Amoroso                                    Mark V. Shoen

Its:President/CEO                                        Its:President

4

Exhibit A

List of the Properties and Book Value

818029, U-Haul Ctr. Capitol Hill, 26 K Street, Washington DC, $1,643,270

5

EXHIBIT V

PURCHASE OPTION

THIS PURCHASE OPTION (this "Agreement") is entered into effective as of June 30, 2003 between Oxford Life Insurance Company, an Arizona corporation ("Oxford"), and Five SAC Self-Storage Corporation, a Nevada corporation ("Five SAC").

RECITALS

WHEREAS, on the date hereof, Five SAC transferred and conveyed the properties set forth on Exhibit A hereto (the "Properties") to Oxford at the Properties' respective book values set forth on Exhibit A hereto ("Book Value").

WHEREAS, in connection with such transfer and conveyance, Five SAC desires to have, and Oxford desires to grant to Five SAC, an option to purchase the Properties or any of them, at Book Value.

NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements of the parties hereto, the parties hereby agree as follows:

1.   Five SAC shall have the right at any time to purchase the Properties or any Property, in cash, each at their respective Book Value. To exercise such right, Five SAC shall provide Oxford with a notice, which notice shall specify the following: (A) the Property or Properties to be purchased and (B) the date on which the purchase shall take place, which date shall be not less than 30 calendar days from the date of the notice. Oxford shall (A) convey title to the Property or Properties as stated in such notice; and (B) grant extensions for the closing date as are reasonably requested.

2.   Oxford shall not sell, lease, convey, pledge, hypothecate, encumber or otherwise dispose of in any manner any Property or the Properties without first providing Five SAC with not less than 30 calendar days prior written notice of such intended disposition.

3.   Upon request of Five SAC, Exhibit A shall be further amended to provide legal descriptions for the Properties, and Five SAC shall have the right to record this Agreement.

4.  This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties execute this Agreement as of the date set forth above.

Oxford Life Insurance Company,                                    Five SAC Self-Storage Corporation,
an Arizona corporation                                             a Nevada corporation

By: /s/ Jason Berg                                                By: /s/ Mark V. Shoen
      Jason Berg                                            Mark V. Shoen

Its: Treasurer                                                   Its: President

STATE OF ARIZONA  )
  )
COUNTY OF MARICOPA                  )

This instrument was acknowledged before me on June 30, 2003 by Jason Berg, Treasurer of Oxford Life Insurance Company, an Arizona corporation, on behalf of said corporation.

/s/ Joanne Fried
NOTARY PUBLIC

My commission expires: June 27, 2005

STATE OF ARIZONA                        )
)
COUNTY OF MARICOPA                 )

This instrument was acknowledged before me on June 30, 2003 by Mark V. Shoen, President of Five SAC Self-Storage Corporation, a Nevada corporation, on behalf of said corporation.

/s/ Joanne Fried
NOTARY PUBLIC

My commission expires: June 27, 2005

Exhibit A

List of Properties and Book Values

ENTITY NAME	ADDRESS	CITY, STATE	BOOK VALUE
786046 U-Haul Center Citrus Park	6111 W. Gunn Highway	Tampa, FL	$4,790,000
818057 U-Haul Center Landover	3900 Whitetire Road	Landover, MD	$5,000,000
838056 U-Haul Center College Dr	989 Boulder Highway	Henderson, NV	$6,690,000

EXHIBIT W

PURCHASE OPTION

THIS PURCHASE OPTION (this "Agreement") is entered into effective as of June 30, 2003 between Republic Western Insurance Company, an Arizona corporation ("RepWest"), and Five SAC Self-Storage Corporation, a Nevada corporation ("Five SAC").

RECITALS

WHEREAS, on the date hereof, Five SAC transferred and conveyed the properties set forth on Exhibit A hereto (the "Properties") to RepWest at the Properties' respective book values set forth on Exhibit A hereto ("Book Value").

WHEREAS, in connection with such transfer and conveyance, Five SAC desires to have, and RepWest desires to grant to Five SAC, an option to purchase the Properties or any of them, at Book Value.

NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements of the parties hereto, the parties hereby agree as follows:

1.   Five SAC shall have the right at any time to purchase the Properties or any Property, in cash, each at their respective Book Value. To exercise such right, Five SAC shall provide RepWest with a notice, which notice shall specify the following: (A) the Property or Properties to be purchased and (B) the date on which the purchase shall take place, which date shall be not less than 30 calendar days from the date of the notice. RepWest shall (A) convey title to the Property or Properties as stated in such notice; and (B) grant extensions for the closing date as are reasonably requested.

2.   RepWest shall not sell, lease, convey, pledge, hypothecate, encumber or otherwise dispose of in any manner any Property or the Properties without first providing Five SAC with not less than 30 calendar days prior written notice of such intended disposition.

3.   Upon request of Five SAC, Exhibit A shall be further amended to provide legal descriptions for the Properties, and Five SAC shall have the right to record this Agreement.

4.  This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties execute this Agreement as of the date set forth above.

Republic Western Insurance Company,                                 Five SAC Self-Storage Corporation,
an Arizona corporation                                             a Nevada corporation

By: /s/ Richard Amoroso                                        By: /s/ Mark V. Shoen
      RichardAmoroso                                           Mark V. Shoen

Its: President                                                     Its: President

STATE OF ARIZONA  )
  )
COUNTY OF MARICOPA                  )

This instrument was acknowledged before me on June 30, 2003 by Richard Amoroso, President of Republic Western Insurance Company, an Arizona corporation, on behalf of said corporation.

/s/ Joanne Fried
NOTARY PUBLIC

My commission expires: June 27, 2005

STATE OF ARIZONA                        )
)
COUNTY OF MARICOPA                 )

This instrument was acknowledged before me on June 30, 2003 by Mark V. Shoen, President of Five SAC Self-Storage Corporation, a Nevada corporation, on behalf of said corporation.

/s/ Joanne Fried
NOTARY PUBLIC

My commission expires: June 27, 2005

Exhibit A
ENTITY NAME	ADDRESS	CITY
723022 U-HAUL CTR FRYE & 101	SEC FRYE RD & SR 101	CHANDLER';
737045 U-HAUL CENTER BEN WHITE - EAST	336 EAST BEN WHITE	AUSTIN
741037 U-HAUL CTR COPPELL	HWY 121 & DENTON TAP RD	COPPELL
741043 MCKINNEY TX ADJ TO 741025 (BMO)	HWY 380	MCKINNEY
780055 0-HAUL CENTER PINEVILLE'	315 NORTH POLK STREET	PINEVILLE
782025 U-HAUL CTR OF JACKSONVILLE	425 S MARINE BLVD	JACKSONVILLE
782062 U-HAUL CENTER DOWNTOWN NORTH	810 CAPITAL BLVD	RALEIGH
816023. U-HAUL CENTER FERRIS	1-215 & NUEVO ROAD	PERRIS
818029 U-Haul Ctr Capitol Hill	26 K Street N.E.	Washington*
818036 U-HAUL CTR WALDORF	US 301 (CRAIN HWY)	WALDORF
820028 U-HAUL CENTER OF FREDERICK	400-410 PROSPECT BLVD	FREDERICK
882050 U-HAUL CENTER VERDE VALLEY	1650 EAST CHERRY STREET	COTTONWO
886015 U-Haul Storage Delta	10158 Nordel Ct.	Delta
795058 UH CTR ROUTE 3 - FREDERICKSBURG	NEC 1-95 & ROUTE 3	FREDERICK:
758054 MUNDELEIN IL	23196 LAKE AVENUE	MUNDELEIN
884084 5555 West Good Hope Road		Milwaukee
736056 Ballwin MO UHI Center West County
884071 2340 East Apache		Tempe

STATE	Market Value/Contract Price/Proceeds	Transfer Value	Rent
AZ	2,200,000	1,836,052
TX	600,000	514,382
TX	970,000	970,000
TX	160,000	138,234
NC	1,684,205	1,684,205
NC	1,200,000	1,017,150	5,086
NC	350,000	350,000
CA	696,236	606,515
DC	2,100,000	1,643,270	8,216
MD	1,500,000	1,417,268
MD	1,320,000	1,320,000
AZ	340,000	334,936	1,675
BC	3,750,000	3,236,515	16,183
VA	515,000	515,000
IL	1,220,000	1,220,000
WI	320,000	310,872
	860,000	860,000	4,300
AZ	270,000	270,000
	20,055,441	18,244,399	35,459

EXHIBIT X

PURCHASE OPTION

THIS PURCHASE OPTION (this "Agreement") is entered into effective as of June 30, 2003 between Republic Western Insurance Company, an Arizona corporation ("RepWest"), and Four SAC Self-Storage Corporation, a Nevada corporation ("Four SAC").

RECITALS

WHEREAS, on the date hereof, Four SAC transferred and conveyed the properties set forth on Exhibit A hereto (the "Properties") to RepWest at the Properties' respective book values set forth on Exhibit A hereto ("Book Value").

WHEREAS, in connection with such transfer and conveyance, Four SAC desires to have, and RepWest desires to grant to Four SAC, an option to purchase the Properties or any of them, at Book Value.

NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements of the parties hereto, the parties hereby agree as follows:

1.   Four SAC shall have the right at any time to purchase the Properties or any Property, in cash, each at their respective BookValue. To exercise such right, Four SAC shall provide RepWest with a notice, which notice shall specify the following: (A) the Property or Properties to be purchased and (B) the date on which the purchase shall take place, which date shall be not less than 30 calendar days from the date of the notice. RepWest shall (A) convey title to the Property or Properties as stated in such notice; and (B) grant extensions for the closing date as are reasonably requested.

2.   RepWest shall not sell, lease, convey, pledge, hypothecate, encumber or otherwise dispose of in any manner any Property or the Properties without first providing Four SAC with not less than 30 calendar days prior written notice of such intended disposition.

3.   Upon request of Four SAC, Exhibit A shall be further amended to provide legal descriptions for the Properties, and Four SAC shall have the right to record this Agreement.

4.  This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona.

IN WITNESS WHEREOF, the parties execute this Agreement as of the date set forth above.

Republic Western Insurance Company,                                 Four SAC Self-Storage Corporation,
an Arizona corporation                                             a Nevada corporation

By: /s/ Richard Amoroso                                        By: /s/ Mark V. Shoen
      RichardAmoroso                                           Mark V. Shoen

Its: President                                                      Its: President

STATE OF ARIZONA  )
  )
COUNTY OF MARICOPA                  )

This instrument was acknowledged before me on June 30, 2003 by Richard Amoroso, President of Republic Western Insurance Company, an Arizona corporation, on behalf of said corporation.

/s/ Joanne Fried
NOTARY PUBLIC

My commission expires: June 27, 2005

STATE OF ARIZONA                        )
)
COUNTY OF MARICOPA                 )

This instrument was acknowledged before me on June 30, 2003 by Mark V. Shoen, President of Four SAC Self-Storage Corporation, a Nevada corporation, on behalf of said corporation.

/s/ Joanne Fried
NOTARY PUBLIC

My commission expires: June 27, 2005

Exhibit A
ENTITY NAME	ADDRESS	CITY
723022, U-HAUL CTR FRYE & 101	SEC FRYE RD & SR 101	CHANDLER
737045 U-HAUL CENTER BEN WHITE - EAST	336 EAST BEN WHITE	AUSTIN
741037 U-HAUL CTR COPPELL	HWY 121 & DENTON TAP RD	COPPELL
741043 MCKINNEY TX ADJ TO 741025 (BMO)	HWY 380	MCKINNEY
780055 0-HAUL CENTER PINEVILLE	315 NORTH POLK STREET	PINEVILLE
782025 U-HAUL CTR OF JACKSONVILLE	425 S MARINE BLVD	JACKSONVILLE
782062 U-HAUL CENTER DOWNTOWN NORTH	810 CAPITAL BLVD	RALEIGH
816023. U-HAUL CENTER FERRIS	1-215 & NUEVO ROAD	PERRIS
818029 U-Haul Ctr Capitol Hill	26 K Street N.E.	Washington
818036 U-HAUL CTR WALDORF	US 301 (GRAIN HWY;	WALDORF
820028 U-HAUL CENTER OF FREDERICK	400-410 PROSPECT BLVD	FREDERICK
882050 U-HAUL CENTER VERDE VALLEY	1650 EAST CHERRY STREET	COTTONWO
886015 U-Haul Storage Delta	10158 Nordel Ct.	Delta
795058 UH CTR ROUTE 3 - FREDERICKSBURG	NEC 1-95 & ROUTE 3	FREDERICK:
758054 MUNDELEIN IL	23196 LAKE AVENUE	MUNDELEIN
884084 5555 West Good Hope Road		Milwaukee
736056 Ballwin MO UHI Center West County
884071 2340 East Apache		Tempe

STATE	Market Value/Contract Price/Proceeds	Transfer Value	Rent
AZ	2,200,00	1,836,052
TX	600,000	514,382
TX	970,000	970,000
TX	160,000	138,234
NC	1,684,205	1,684,205
NC	1,200,000	1,017,150	5,086
NC	350,000	350,000
CA	696,236	606,515
DC	2,100,000	1,643,270	8,216
MD	1,500,000	1,417,268
MD	1,320,000	1,320,000
AZ	340,000	334,936	1,675
BC	3,750,000	3,236,515	16,183
VA	515,000	515,000
IL	1,220,000	1,220,000
WI	320,000	310,872
	860,000	860,000	4,300
AZ	270,000	270,000
	20,055,441	18,244,399	35,459

EXHIBIT Y

TRANSFER OF LIMITED PARTNER INTEREST -

SECURESPACE LIMITED PARTNERSHIP,

THIS TRANSFER OF LIMITED PARTNER INTEREST - SECURESPACE LIMITED PARTNERSHIP (this "Agreement") is made as of September 30, 2006 and is by and between Republic Western Insurance Company, an Arizona corporation ("RepWest"), Oxford Life Insurance Company, an Arizona corporation ("Oxford", and together with RepWest, "Transferor") and On-Guard Self-Storage Corp., a Nevada corporation ("Transferee").

RECITALS

WHEREAS, RepWest owns a 23% limited partner interest (the "RepWest Interest") in Securespace Limited Partnership, a Nevada limited partnership (the "Partnership").

WHEREAS, Oxford owns a 23% limited partner interest (the "Oxford Interest", and together with the RepWest Interest, the "Interest") in the Partnership.

WHEREAS, Transferee currently owns a 53% limited partner interest in the Partnership.

WHEREAS, upon the terms and provisions specified herein, pursuant to Section 11.7 of the Agreement of Limited Partnership of Securespace Limited Partnership, RepWest and Oxford each desires to transfer, sell and convey, respectively, the RepWest Interest and the Oxford Interest to Transferee, and Transferee desires to purchase and acquire same from Transferor.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. Sale of the Interest. Transferor hereby transfers, sells and conveys the Interest to Transferee. Transferee hereby purchases and acquires same.

        2. Purchase Price. The purchase price for the Interest shall be $5,937,737 with respect to the RepWest Interest and $5,914,723 with respect to the Oxford Interest. The purchase price shall be paid simultaneously with the execution and delivery hereof. The purchase price shall be payable in cash or other immediately-available funds.

     3. Title to the Interest. Transferor hereby represents and warrants that it owns the Interest free and clear of any lien or other encumbrance.

         4. Documentation and Further Assurances. The parties hereto agree to cooperate with one another and execute such documents and take such other actions as may be necessary or appropriate to reflect the transaction contemplated by this

Agreement, including, without limitation, execution of an amendment to Exhibit B to the Agreement of Limited Partnership of Securespace Limited Partnership.

        5.  Counterparts. This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Delivery of an executed signature page of this Agreement in pdf or facsimile transmission shall be effective as delivery of a manually executed original counterpart hereof.

        6.  Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.

        7.   Location of Document. This Agreement shall be kept and maintained together with the original Agreement of Limited Partnership of Securespace Limited Partnership.

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IN WITNESS WHEREOF, the undersigned execute this Agreement as of the date set forth above.

Republic Western Insurance Company, an Arizona corporation

By: /s/ Richard Amoroso
        Richard Amoroso, President

Oxford Life Insurance Company, an Arizona corporation

By: /s/ Mark Haydukovich
       Mark Haydukovich, President

On-Guard Self-Storage Corp., a Nevada corporation

By: /s/  Bruce Brockhagen
       Bruck Brockhagen, Secretary

APPROVED AND ACCEPTED:
Securespace Limited Partnership, a
Nevada limited partnership
By: Seven SAC Self-Storage Corporation,
Its General Partner

By: /s/ Bruce Brockhagen
Bruce Brockhagen, Secretary

EXHIBIT Z

EXECUTION COPY

OPTION EXCHANGE AGREEMENT

THIS OPTION EXCHANGE AGREEMENT (this "Agreement") is dated as of June 15, 2006 and is between Five SAC Self-Storage Corporation, a Nevada corporation ("Five SAC") and Amerco Real Estate Company, a Nevada corporation ("AREC").

WHEREAS, Five SAC holds the option to purchase the properties set forth on Exhibit A hereto ("Group 1").

WHEREAS, AREC holds the option to purchase the properties set forth on Exhibit B hereto ("Group 2") (in addition to the option to purchase other properties not identified in this Agreement).

WHEREAS, Five SAC and AREC desires to exchange their respective purchase options with respect to Group 1 and Group 2, such that AREC shall become the holder of the option with, respect to the Group 1 properties, and Five SAC shall become the holder of the option with respect to the Group 2 properties.

NOW THEREFORE, in consideration of the foregoing and the other cash consideration as set forth herein, the parties hereto agree as follows:

Five SAC hereby transfers and conveys to AREC the option to purchase the Group 1 properties. AREC hereby transfers and conveys to Five SAC the option to purchase the Group 2 properties. In addition, based on the current values of the Group 1 and Group 2 properties, as well as the respective option exercise prices of the foregoing properties, Five SAC shall pay cash consideration to AREC in the amount of $14,164 simultaneously with the execution hereof.

IN WITNESS WHEREOF, the undersigned execute this Agreement as of the date set forth above.

Five SAC Self-Storage Corporation                   Amerco Real Estate Company

By: /s/ Bruce Brockhagen                         By: /s/ Carlos Vizcarra
                    Bruck Brockhagen,                                  Carlos Vizcarra,
                                                            Secretary and Treasurer                         President

CONSENTED TO BY:
                Republic Western Insurance Company
                By: /s/ Richard Amoroso
                    Richard Amoroso,
                    President

Five SAC is hereby transferring to AREC Five SAC's option to purchase the following properties:

				Option exercise price	Current value
884071	2340 E. Apache Boulevard	Tempe	AZ	$247,763	$ 297,957
758054	26196 N. Highway 95	Mundelein	IL	$1,114,958	$ 1,346,325
820028	400-410 Prospect Boulevard	Frederick	MD	$1,210,814	$ 1,456,679
736056	14767 Manchester	Ballwin	MO	$773,598	$ 827,194
782062	810 Capital. Boulevard	Raleigh	NC	$318,219	$ 386,241
737045	336EastBenWhiteHwy121 Denton Tap	Austin	TX	$571,939	$662,127
741037	Road	Coppell	TX	$952,050	$ 1,070,439
741043	Highway 380	McKinney	TX	$150,100	$ 176,567
795058	NEC 1-95 & Route 3	Fredericksburg	VA	$474,184	$ 568,326
884084	5555 West Good Hope Road	Milwaukee	WI	$312,001	$ 353,134
Sub-total				$6,125,626	$7,144,989.

Current value has been calculated based upon a 3% per year appreciation from the most recent MAI appraisal on the respective property.

.
AREC is hereby transferring to Five SAC AREC's option to purchase the following properties:
				Option exercise price	Current value
616034	Los Rios Blvd., east side, south of 14th Street	Plano	TX	$286,344	$ 938,852
637002	NW corner of Hayden & 84th Street	Scottsdale	AZ	$518,002	$ 899,022
637013	Manassas Drive (parcel A) access to Connor Rd.	Manassas Park	VA	$387,489	$ 335,938
Grand-total (5 SAC)				$1,191,835	$2,173,811

Current value has been calculated based upon a 3% per year appreciation from the most recent MAI appraisal on the respective property.